                    METEOR INDUSTRIES, INC. SPECIAL MEETING
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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     [ ] Preliminary Proxy Statement


     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            METEOR INDUSTRIES, INC.
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                (Name of Registrant as Specified in its Charter)

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Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.


     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
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

                                                               February 14, 2001

To Our Shareholders:


     You are cordially invited to the Special Meeting of Shareholders (the "Special Meeting") of Meteor Industries, Inc., a Colorado corporation (the "Company") to be held at the Company's offices at 1401 Blake Street, Suite 200, Denver, Colorado 80202, on Tuesday, March 27, 2001 at 10:00 a.m. (Denver Time).


     The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

     Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

     WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                            Sincerely,


                                            /s/ Richard E. Kisser


                                            RICHARD E. KISSER,
                                            Secretary

                            METEOR INDUSTRIES, INC.
                          1401 BLAKE STREET, SUITE 200
                             DENVER, COLORADO 80202
                                 (303) 572-1135

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 27, 2001


TO THE SHAREHOLDERS OF METEOR INDUSTRIES, INC.:


     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of Meteor Industries, Inc., a Colorado corporation (the "Company") will be held at the Company's offices at 1401 Blake Street, Suite 200, Denver, Colorado on Tuesday, March 27, 2001 at 10:00 a.m. (Denver Time), or at any adjournment or postponement thereof, for the following purposes:


          1. To approve the sale of substantially all of the assets of the Company pursuant to the terms of that certain Stock Purchase Agreement dated January 30, 2001, by and between the Company and Capco Energy, Inc.

          2. To approve and adopt a proposal to reincorporate the Company under the laws of the State of Minnesota by merging the Company with and into AIQ Acquisition, Inc., a newly formed and wholly owned subsidiary of the Company organized under Minnesota law.

          3. To approve and adopt that certain Agreement and Plan of Merger dated January 11, 2001, by and among activeIQ Technologies, Inc., a Minnesota corporation, the Company and MI Merger, Inc., a Minnesota corporation and a wholly owned subsidiary of the Company.

     Only the holders of issued and outstanding shares of the Company's common stock and Series B Convertible Preferred Stock at the close of business on February 13, 2001, are entitled to notice of, and to vote at, the Special meeting and any adjournments or postponements thereof.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's common stock and Series B Convertible Preferred Stock, voting together as one group, is necessary to approve Proposals 1 and 3. The affirmative vote of the holders of a majority of both the issued and outstanding shares of the Company's common stock and Series B Convertible Preferred Stock, voting separately as two classes, is necessary to approve Proposal 2.


     The sale of the Company's assets and the reincorporation under Minnesota law are corporate actions which give rise to dissenters' rights under the Colorado Business Corporation Act. A summary and discussion of dissenters' rights is set forth in the accompanying Proxy Statement.



     You are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.


     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT IN PERSON AT THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            /s/ Richard E. Kisser

                                            RICHARD E. KISSER,
                                            Secretary

Denver, Colorado
February 14, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              NO.
                                                              ----
QUESTIONS AND ANSWERS ABOUT THE SALE OF ASSETS, THE MERGER,
  THE REINCORPORATION AND THE SPECIAL MEETING...............    1
SUMMARY.....................................................    7
  The Special Meeting.......................................    7
  Summary of the Asset Sale.................................    8
  Summary of Reincorporation................................    8
  Summary of the Merger.....................................    8
  Market for Common Stock...................................   12
COMPARATIVE UNAUDITED PER COMMON SHARE DATA.................   13
SELECTED CONSOLIDATED FINANCIAL DATA........................   14
  Selected Historical Financial Data of activeIQ
     Technologies, Inc......................................   14
  Selected Historical Financial Data of Meteor Industries,
     Inc....................................................   15
  Selected Unaudited Pro Forma Combined Financial Data......   16
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING
  INFORMATION...............................................   17
THE SPECIAL MEETING.........................................   18
  General...................................................   18
  Matters to be Considered..................................   18
  Record Date; Shareholders Entitled to Vote; Voting;
     Quorum.................................................   18
  Solicitation..............................................   19
  Voting and Revocability of Proxies........................   19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   20
PROPOSAL ONE: SALE OF ASSETS................................   22
  General...................................................   22
  Background and Reasons for Asset Sale.....................   22
  Stock Purchase Agreement..................................   22
  Effective Date and Consequences of the Sale of Assets.....   22
  Representations, Warranties and Covenants.................   22
  Rights of the Company's Dissenting Shareholders...........   23
  Fairness Opinion..........................................   23
  Interest of Certain Entities..............................   23
  Board Recommendation......................................   23
  Vote Required.............................................   24
PROPOSAL TWO: REINCORPORATION...............................   24
  General...................................................   24
  Approval of Shareholders; Board Recommendation............   25
  Reasons for Reincorporation...............................   25
  Comparative Rights of Holders of Meteor Capital Stock and
     New Meteor Capital Stock...............................   26
PROPOSAL THREE: APPROVAL OF THE MERGER AGREEMENT............   32
  Background of the Merger..................................   32
  The Company's Reasons for the Merger......................   33
  Approval of Shareholders; Board Recommendation............   33
  AIQ's Reasons for the Merger..............................   33
  The Merger Agreement......................................   34
  Management of the Company After the Merger................   41
  Interests of Certain Persons in the Merger................   43
  Fairness Opinion..........................................   44
  Compensation of Company's Financial Advisor...............   44
  Regulatory Approval.......................................   44
  Accounting Treatment......................................   44

                                                              PAGE
                                                              NO.
                                                              ----
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................   45
CERTAIN INFORMATION CONCERNING THE COMPANY..................   47
  Incorporation by Reference................................   47
  Market Price and Dividend Data............................   47
  Dividends.................................................   47
CERTAIN INFORMATION CONCERNING AIQ..........................   48
  Overview..................................................   48
  Industry Background.......................................   48
  The Epoxy(SM) Approach....................................   49
  Products and Services.....................................   49
  AIQ's Strategy............................................   50
  Technology................................................   51
  Sales and Marketing.......................................   51
  Strategic Relationships...................................   52
  Intellectual Property and Proprietary Rights..............   52
  Competition...............................................   53
  Employees.................................................   53
  Facilities................................................   53
  Legal Proceedings.........................................   53
  Management's Discussion And Analysis Of Financial
     Condition and Results Of Operations....................   53
RISK FACTORS................................................   56
  Risks Relating to the Merger..............................   56
  Risks Factors Relating to AIQ's Business..................   57
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS.......   64
NOTES TO PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL
  STATEMENTS................................................   68
RIGHTS OF DISSENTING SHAREHOLDERS...........................   70
OTHER MATTERS...............................................   72
INDEPENDENT PUBLIC ACCOUNTANTS..............................   72
INDEX TO FINANCIAL STATEMENTS OF ACTIVEIQ TECHNOLOGIES,
  INC.......................................................   73
  Report of Independent Public Accountants..................   74
  Balance Sheets............................................   75
  Statements of Operations..................................   76
  Statements of Stockholders' Equity (Deficit)..............   77
  Statements of Cash Flows..................................   78
  Notes to Financial Statements.............................   79
INDEX TO APPENDICES TO PROXY STATEMENT......................   86

          QUESTIONS AND ANSWERS ABOUT THE SALE OF ASSETS, THE MERGER,
                  THE REINCORPORATION AND THE SPECIAL MEETING

Q:    WHY IS METEOR INDUSTRIES, INC. HOLDING THE SPECIAL MEETING?


A: Meteor Industries, Inc. is holding a special meeting to ask you to vote on three proposals:



      (1) the sale of substantially all of the assets of Meteor to Capco Energy, Inc., one of our significant shareholders (referred to as the "Asset Sale")



      (2) the reincorporation of Meteor under Minnesota law; and



      (3) the merger by and among Meteor, activeIQ Technologies, Inc. (referred to as "AIQ") and MI Merger, Inc., a wholly owned subsidiary of Meteor (referred to as "the Merger")


      Copies of the agreements relating to the Asset Sale and the Merger are attached to this Proxy Statement and incorporated by reference as Appendices A and B, respectively. You are urged to read these agreements in their entirety.

Q: WHAT IS THE DETERMINATION AND RECOMMENDATION OF THE METEOR BOARD OF DIRECTORS WITH RESPECT TO THE ASSET SALE, REINCORPORATION AND THE MERGER?


A: Meteor's Board of Directors has approved each of the proposals to be considered at the Special Meeting, and has determined that each of the transactions are fair to and in the best interests of Meteor and its shareholders. Since three members of the Board of Directors are also directors of Capco Energy, however, the proposed sale of the Company's assets to Capco Energy constitutes an interested party transaction. Accordingly, in accordance with the Colorado Business Corporations Act, the Board makes no recommendation to shareholders concerning the approval of the proposed transactions which are discussed in this Proxy Statement. You must therefore consider the merits of the proposed transactions independently of any recommendation of the Company's Board of Directors. In making its determination and recommendation, the Board of Directors considered discussions with potential purchasers and merger candidates other than Capco, discussions with Meteor senior management, consultations with its legal counsel, and the opinions of Business Valuation Services, financial advisor to Meteor, dated as of February 12, 2001, that as of the date of that opinion, the consideration received by Meteor in exchange for substantially all of its assets and the consideration to be paid in the Merger is fair from a financial point of view to Meteor and its shareholders.


Q:    WHY IS METEOR PROPOSING THE ASSET SALE?


A: Meteor is proposing the Asset Sale for two principal reasons: (1) it is a condition to the consummation of the Merger; and (2) the amount of working capital necessary to conduct Meteor's business has increased significantly as the price of petroleum products has risen. In executing its business plan, Meteor has grown its business through acquisitions and mergers. Acquisitions are paid for with cash or stock. Meteor currently does not have cash flow or borrowing power sufficient to pay cash for acquisitions. Moreover, because of illiquidity and significant fluctuation in its stock price, Meteor's stock has not been sufficiently attractive to serve as currency to fund acquisitions. As a "small cap" company, Meteor has had difficulty raising capital through equity offerings because there has been very little institutional interest in its stock. Having determined that Meteor no longer has a ready means by which to fund future acquisitions central to its business plan, Meteor's Board of Directors has determined that it is in Meteor's best interests to dispose of all or substantially all of its petroleum related businesses.


Q:    WHY ARE METEOR AND AIQ PROPOSING THE MERGER?


A: In the early spring of 2000 our Board met to evaluate the financial condition of the Company and the prospects for our future as a small independent regional refined petroleum product distribution company. Our Board of Directors determined that the outlook for the Company under its business plan was not good and that the interests of our shareholders might be better served by restructuring the Company or its business plan. In April 2000, we hired a consultant, Henry Fong of the Fong Group, to assist and advise us on our strategic plan, evaluate restructuring alternatives and advise us with respect to prospective merger candidates. Independently and through Mr. Fong we evaluated many opportunities. In October 2000, Mr. Fong introduced us to AIQ, and after conducting our due diligence and discussing the fairness of the transaction with Business Valuation Services, we executed the Agreement and Plan of Merger with AIQ on January 11, 2001. We decided to propose the merger because we believe that the assets of AIQ and the prospects of AIQ's business will give our shareholders a greater chance of realizing shareholder value than if we continue with our current petroleum business. AIQ is a development stage company attempting to provide small-to-medium size enterprises easy and efficient access to the "business to business" Internet marketplace. The Board believes that if we can monetize our existing assets and invest them in AIQ, our shareholders have a better chance of maximizing value.


      AIQ is proposing the Merger in order to provide its shareholders with greater liquidity and to provide AIQ with greater access to capital markets for the continued development of its products and services.

Q:    WHY IS METEOR PROPOSING TO REINCORPORATE IN MINNESOTA?


A: We are reincorporating as a Minnesota corporation because it is a condition of the Merger with AIQ. Upon the completion of the Asset Sale and the Merger, we will no longer maintain any offices, employees or assets in Colorado and will no longer conduct our operations from Colorado. Also, following the Merger, the surviving company will maintain its headquarters in Minnesota and will be run by AIQ management, who is more familiar with Minnesota law.


Q:    WHAT IS THE CURRENT BUSINESS OF AIQ?


A: AIQ, a development stage company based in Minneapolis, Minnesota, provides Internet infrastructure software and services for small to medium-sized companies through an affordable, service-based solution that quickly and seamlessly enables a wide variety of e-business applications. AIQ's Epoxy(sm) platform connects directly with a customers back end system and serves up its suite of e-business solutions. Epoxy(sm) currently offers integrated e-Commerce, CRM, and Account Tracking in its solutions suite. More services are being created through in-house development and partnerships. One such partnership being a strategic relationship with Intranet Solutions, Inc. to offer Web content management solutions to small and medium-sized businesses worldwide through the Epoxy(sm) platform


      As a result of its recent acquisition of Las Vegas-based Edge Technologies Incorporated, now an AIQ subsidiary, AIQ's business also includes Edge Technologies' web-enabled services known as Account Wizard, which is fully integrated with a business user's accounting system. Through automated daily updates, an Account Wizard enabled website is self-maintaining: after the initial build, there is no need to enter transactions twice, since Account Wizard accesses the accounting system directly.


Q:    WHAT WILL HAPPEN IN THE PROPOSED MERGER?



      As a condition of and prior to the Merger, the Company will sell all of its assets and reincorporate as a Minnesota corporation (which we will refer to as "New Meteor"). If the Merger is consummated, a wholly owned subsidiary of the New Meteor will merge with and into AIQ, the separate existence of the wholly owned subsidiary will cease, and AIQ will continue as the surviving corporation. Following the Merger, AIQ will be a wholly owned subsidiary of New Meteor. In connection with the reincorporation of the Company under Minnesota law to form New Meteor, your shares of Company stock will automatically convert into an equal number and class of shares of New Meteor.

Q:    WHAT WILL AIQ SHAREHOLDERS RECEIVE IN THE MERGER?


A: If the Merger is consummated, in exchange for shares of AIQ common stock, AIQ shareholders will receive:



      - one share of New Meteor's common stock for each share of AIQ common stock held, and


      - a warrant to purchase 2 shares of New Meteor's common stock at a price of $5.50 per share for every 3 shares of AIQ common stock held by such shareholder (see "Proposal Three: Approval of the Merger
        Agreement -- The Merger Agreement -- The Merger Warrant").


      Provided that the Company raises at least $1,700,000 in the "MI Private Placement" (as defined in the Agreement and Plan of Merger attached as Appendix B), then the shares of New Meteor common stock issued to AIQ's shareholders may be adjusted depending on the amount of cash we have available at the time of the closing of the Merger. If we have less than $4,850,000 of cash available, then AIQ's shareholders will receive, in the aggregate, one additional share for each dollar of cash below $4,850,000. On the other hand, if we have more than $5,150,000 of cash available, then AIQ's shareholders will receive in the aggregate, one less share for every dollar of cash in excess of $5,150,000.


Q:    ARE THERE ANY CONDITIONS TO CONSUMMATION OF THE MERGER?


A: Yes, the consummation of the Merger is subject to the satisfaction or waiver of several conditions, including the approval by our shareholders of (1) the Merger, (2) the Asset Sale and (3) the reincorporation of the Company in Minnesota, as well as the approval of the Merger by the shareholders of AIQ. A discussion of these conditions is set forth at pages 39-40 of this Proxy Statement. If our shareholders do not approve all three of the proposals described in this Proxy Statement, the Company will not follow through with the Merger, the Asset Sale, or the reincorporation of the Company in Minnesota. While our Board will not consummate the Merger, the Asset Sale, or the reincorporation unless the shareholders of the Company approve all three proposals, certain other conditions of the Merger may be waived by our Board and/or the board of directors of AIQ. Similarly, certain conditions to the Asset Sale may also be waived by our Board of Directors and/or the board of directors of Capco.


Q:    WHAT ARE THE IMPLICATIONS OF THE PROPOSALS FOR METEOR'S CURRENT
      BUSINESSES?

A: If the Asset Sale, the reincorporation under Minnesota law and the Merger are approved by our shareholders, Meteor will sell all or substantially all of its assets and no longer own or operate its current business of distributing and marketing refined petroleum products. Instead, after the Merger, Meteor will carry on AIQ's business, under the leadership of AIQ's current management and the petroleum products business will continue to be operated by current employees under the ownership of Capco Energy.

Q:    WHAT ARE THE RISKS TO THE PROPOSALS?


A: We are selling all of our petroleum related assets. Capco, the purchaser of such assets, is also our largest shareholder. Three of our Board members are also members of the board of Capco. Capco is not withdrawing from the independent petroleum product distribution business. We are taking the cash consideration from Capco and investing it, by way of the proposed Merger, in a development stage company that is attempting to provide small-to-medium size enterprises with easy and efficient access to the "business to business," or "B2B," Internet marketplace. Our decision to withdraw from our petroleum related business may be premature. Economic factors change quickly. AIQ's business plan may never be realized. It is possible that we will sell our existing assets to a related party at the bottom of the economic cycle for independent petroleum distributors and purchase a "B2B" Internet company at the top of the market. If we sell our petroleum businesses and invest in AIQ, your return may be less than if we continued our current petroleum business.



Q: WILL METEOR'S COMMON STOCK CONTINUE TO BE LISTED ON THE NASDAQ SMALLCAP MARKET SYSTEM?



A: Currently, our common stock is listed on the Nasdaq SmallCap Market System. One of the conditions to the consummation of the Merger, unless waived by the board of directors of the Company and/or

      AIQ, is that the parties receive assurances from Nasdaq that Meteor's common stock maintains its listing, or if Nasdaq requires a new listing application to be submitted, then Nasdaq shall have approved the application prior to consummation of the Merger. If both parties do waive this condition and Meteor's common stock is delisted from the Nasdaq SmallCap Market, then our common stock will likely be traded on the so-called "pink sheets" or the Electronic Bulletin Board. You are urged to review the section entitled "Risk Factors" for a discussion of the risks associated with de-listed stock.


Q:    WHEN WILL THE ASSET SALE AND MERGERS OCCUR?

A: We plan to complete the Asset Sale, the reincorporation and the Merger as soon as possible after the Special Meeting, subject to the satisfaction or waiver of the conditions to the stock purchase agreement with Capco Energy, Inc. and the merger agreement with AIQ. Although we cannot predict exactly when all conditions will be satisfied or waived, we hope to complete the transactions in the second quarter of 2001. The merger agreement provides for termination if the Merger is not consummated by April 16, 2001, unless the both parties agree to a later date.

Q:    ARE DISSENTERS' RIGHTS AVAILABLE AND HOW DO I EXERCISE THEM?


A: Yes, Colorado law provides that you may dissent from the Asset Sale or reincorporation proposals to be considered at the Special Meeting. In order to perfect your dissenter's rights, you must first notify the Company prior to the Special Meeting in writing that you intend to vote against one or both of these proposals and, in fact, you must actually vote against either or both proposals. If the proposal from which you dissent is approved by our shareholders and that transaction is consummated, the Company will then notify you that you are entitled to demand payment for your shares and instruct you of the necessary steps in order to obtain such payment. If you do not comply with the procedures governing dissenters' rights set forth in Colorado law and explained elsewhere in this Proxy Statement, you may not be entitled to payment for your shares. You are urged to review the section of this Proxy Statement entitled "Rights of Dissenting Shareholders" for a more complete discussion of dissenters' rights.


Q:    WHAT DO I NEED TO DO NOW?


A: This Proxy Statement contains important information regarding the Asset Sale, the reincorporation under Minnesota law and the Merger, as well as information about us and AIQ. It also contains important information about what our management and board of directors, and the management and board of directors of AIQ, considered in evaluating the Merger. We urge you to read this Proxy Statement carefully, including the appendices, and to consider how the Asset Sale, the reincorporation and the Merger affects you as a shareholder.


Q:    HOW DO I VOTE?


A: Just indicate on your proxy card how you want to vote your shares of Meteor stock and sign and mail the proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the Special Meeting.


Q:    WILL METEOR ISSUE FRACTIONAL SHARES OF COMMON STOCK AS MERGER
      CONSIDERATION?

A: We will not issue fractional shares in the Merger. As a result, the total number of shares of our common stock that each AIQ shareholder will receive in the Merger will be rounded down to the nearest whole number and each AIQ shareholder will receive a cash payment for the value of any remaining fraction of a share of Meteor common stock that he or she would otherwise receive, if any, based on the closing sale price of our common stock on the effective date of the Merger.

Q: WHAT VOTE IS REQUIRED TO APPROVE THE ASSET SALE, THE REINCORPORATION MERGER AND THE MERGER BY METEOR'S SHAREHOLDERS?

A: Each of the proposals to be considered at the Special Meeting must be approved by our shareholders in the following manner:

      - With respect to the Asset Sale, the affirmative vote of a majority of the issued and outstanding shares of our common stock and Series B Preferred Stock, voting together as a single class, is required to approve the transaction. Because of the potential conflict of interest presented by selling our assets to Capco, which is also one of our significant shareholders, and because three of the

        Company's directors are also directors of Capco, Capco has agreed to abstain from voting its shares in connection with the approval of the Asset Sale. However, shareholders of Capco who are also shareholders of Meteor should vote their shares in connection with approval of the Asset Sale as they see fit, even though Capco has agreed to abstain from voting its shares.

      - The reincorporation proposal must be affirmatively approved by both a majority of the issued and outstanding shares of our common stock and a majority of the issued and outstanding shares of our Series B Convertible Preferred Stock. With respect to this proposal only, our common shareholders and Series B Convertible Preferred shareholders will vote as two separate classes.

      - Like the Asset Sale, the Merger must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of our common stock and Series B Preferred Stock voting together as a single class.

      If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares represented by your proxy card will be voted "FOR" each of the proposals. An "ABSTAIN" vote will not be voted at the Special Meeting, but will be counted as present for purposes of both establishing a quorum and as shares entitled to vote on a matter. Since each of the proposals to be considered must be approved by a majority of all shares entitled to vote on the matter, an abstention will have the same effect as a vote against a proposal.

Q:    WHAT IF SOME, BUT NOT ALL, OF THE PROPOSALS PRESENTED ARE NOT APPROVED?

A: All proposals must be approved for any of the transactions described in these proxy materials to be consummated. If any one of the proposals is not approved, none of the proposed transactions will be consummated.

Q:    WHEN AND WHERE IS THE SPECIAL MEETING?


A: The Special Meeting will be held on Tuesday, March 27, 2001 at 10:00 a.m. (Denver Time), at the Company's offices at 1401 Blake Street Denver, Colorado 80202.


Q:    WHO CAN VOTE AT THE SPECIAL MEETING?


A: Holders of Meteor's common stock and Series B Convertible Preferred Stock who hold their shares of record as of the close of business on February 13, 2001, are entitled to notice of and to vote at the special meeting. On the record date, there were approximately 500 shareholders of record of Meteor common stock (approximately 425 of which are held in "street name") and approximately 3,991,505 shares of Meteor common stock were issued and outstanding. On the record date there were 365,000 shares of Meteor's Series B Convertible Preferred Stock outstanding, all of which were held by 5 shareholders.


Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER OR NOMINEE, WILL MY BROKER OR NOMINEE VOTE MY SHARES FOR ME?

A: Your broker or nominee will vote your shares only if you provide instructions on how you want your shares to be voted. You should follow the directions provided by your broker or nominee.


Q:    CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?


A: Yes. You may change your vote by revoking your proxy at any time before the polls close at the Special Meeting. You can do this in one of three ways:


      - timely delivery of a valid, later-dated proxy;


      - written notice addressed to Corporate Secretary, Meteor Industries, Inc., 1401 Blake Street, Suite 200, Denver, Colorado 80202, before the Special Meeting that you have revoked your proxy; or

      - attendance at the special meeting in person and completing a ballot.

      You may not revoke your proxy by simply attending the Special Meeting unless you complete a ballot. If you have instructed a broker or nominee to vote your shares, you must follow directions from your broker or nominee to change those instructions.

Q:    WHAT DO I NEED TO DO NOW?

A: Please vote your shares as soon as possible, so that your shares are represented at the Special Meeting.


      TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


      If you attend the Special Meeting, you may vote in person if you wish by completing a ballot at the Special Meeting, whether or not you have already signed, dated and returned your proxy card or voted by telephone or the Internet.

      Please review this Proxy Statement for more complete information regarding the matters proposed for your consideration at the Special Meeting.

Q:    WHO CAN HELP ANSWER MY QUESTIONS?


A: If you would like additional copies of this Proxy Statement or if you have questions about how to complete and return your proxy card, you should call Rosanne Manes of the Company at (303) 572-1135, ext. 11. If you have questions about other matters discussed in this Proxy Statement, please telephone Edward J. Names, Meteor's President and Chief Executive Officer, at (303) 572-1135.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained in this Proxy Statement and in the Appendices attached hereto. You are urged to review the entire Proxy Statement carefully. References in this Summary and throughout the Proxy Statement to "we," "us," "Meteor," or the "Company" refer to Meteor Industries, Inc. References to "AIQ" refer to activeIQ Technologies, Inc. The Company has supplied all information contained in this Proxy Statement relating to Meteor Industries, Inc. and its subsidiaries, and AIQ has supplied all information in this Proxy Statement relating to activeIQ Technologies, Inc. and its subsidiaries. Neither the Company nor AIQ makes any representation as to information contained herein supplied by the other company.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE


     The Special Meeting will be held on Tuesday, March 27, 2001 at 10:00 a.m. (Denver Time) at the Company's offices at 1401 Blake Street, Denver, Colorado 80202.


RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE


     Only holders of issued and outstanding shares of the Company's common stock and Series B Convertible Preferred Stock on February 13, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. As of the Record Date, there were approximately 3,991,505 shares of Company common stock outstanding, held of record by approximately 500 shareholders. All of the 365,000 shares of Series B Convertible Preferred Stock outstanding as of that date were held of record by 5 shareholders. The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the outstanding shares of the Company's common stock and Series B Convertible Preferred Stock is necessary to constitute a quorum at the Special Meeting.


PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, you will be asked to:

     - Approve the sale of substantially all of the Company's assets (the "Asset Sale") pursuant to the Stock Purchase Agreement with Capco Energy, Inc. dated January 30, 2001;

     - Approve the reincorporation of the Company under Minnesota law by merging the Company with and into a wholly owned subsidiary of the Company organized under Minnesota law; and

     - Approve the Agreement and Plan of Merger dated as of January 11, 2001 (the "Merger Agreement"), with AIQ and MI Merger, Inc., a Minnesota corporation and newly-formed wholly owned subsidiary of the Company ("Merger Sub").

SHAREHOLDER APPROVAL OF THE ASSET SALE AND THE MERGER


     Approval of the Asset Sale and the Merger requires the affirmative vote of at least a majority of all issued and outstanding shares of Company stock, both common stock and Series B Preferred Stock counted together and voting as a single class. It is expected that all 2,516,430 shares of common stock owned by the Company's officers and directors, which is approximately 51 percent of the total number of beneficially owned shares of the Company's common stock, will be voted in favor of the reincorporation and the Merger at the Special Meeting. Capco, the entity to whom all or substantially all of the assets of the Company are being sold, is also the beneficial owner of approximately 29 percent of the beneficially owned common stock of the Company. Capco has agreed to abstain from voting in connection with the approval of the Asset Sale, so as to avoid any apparent or actual conflict of interest. Therefore, it is expected that 1,377,430 shares of common stock owned by the Company's officers and directors, which is approximately 28% of the total number of beneficially owned shares of Company common stock, will be voted in favor of the Asset Sale.


SHAREHOLDER APPROVAL OF REINCORPORATION MERGER


     With respect to the reincorporation proposal, Colorado law provides that the holders of Company common stock and holders of the Series B Convertible Preferred Stock must vote as two separate classes. Approval of the reincorporation, which will be effected by the merging the Company with and into a wholly-owned Minnesota subsidiary, requires both (i) the affirmative vote of at least a majority of the issued and outstanding shares of our common stock entitled to vote at the Special Meeting, and (ii) the affirmative vote of a majority of the issued and outstanding shares of the Series B Preferred Stock entitled to vote at the Special Meeting. If either class does not approve the proposed reincorporation by the affirmative vote of a majority of the issued and outstanding shares of that class, the proposal will fail. It is expected that all 2,516,430 shares of common stock owned by the Company's officers and directors, which is approximately 51 percent of the total number of outstanding shares of the Company's common stock, will be voted in favor of the reincorporation proposal at the Special Meeting.


THE COMPANY


     The Company is currently in the business of distributing refined petroleum products, primarily in the Western United States. In April 2000, the Company announced it would review strategic alternatives away from its historical business with the goal of enhancing shareholder value. As part of the proposed merger transaction with AIQ, the Company will divest itself of its historical businesses.


                           SUMMARY OF THE ASSET SALE


     Meteor is a holding company that owns Meteor Enterprises, Inc. ("MEI"). MEI owns the shares of the Company's other indirect subsidiaries or investees. MEI directly or indirectly owns and operates all of the Company's refined petroleum product distribution businesses. The Stock Purchase Agreement governing the terms and conditions of the Asset Sale provides for the sale of all of the issued and outstanding stock of MEI and, indirectly, the Subsidiaries to Capco Energy, Inc., 2922 Chapman Avenue, Suite 202, Orange, California 92869, a Colorado corporation, for a total purchase price of $5,500,000. Pursuant to the terms of the Stock Purchase Agreement, Capco has agreed to indemnify the Company, including its successors and assigns, against all of the Company's liabilities or "Losses" (as defined in the Stock Purchase Agreement). Additionally, Capco, MEI and certain subsidiaries of MEI will release the Company of any and all claims any of them now have, or ever will have, against the Company. Capco is also the beneficial owner of a substantial amount of the Company's common stock.


                           SUMMARY OF REINCORPORATION

     As a condition to the Merger (summarized below), the Company is required to reincorporate under the laws of the State of Minnesota. The reincorporation will be effected through a merger of the Company with and into its newly-formed and wholly owned subsidiary, AIQ Acquisition, Inc., a Minnesota corporation (referred to in this Proxy Statement as "New Meteor"). Each outstanding share of capital stock of the Company will be automatically converted into a share of capital stock of New Meteor upon the effective time of the reincorporation merger. New Meteor will also assume all outstanding options and warrants to purchase Company common stock. See "Proposal Two: Reincorporation."

                             SUMMARY OF THE MERGER

ACTIVEIQ TECHNOLOGIES, INC.

     AIQ is a privately-held, development stage company that will provide Internet infrastructure software and services for small to medium sized companies through a service-based product line that will quickly and seamlessly connect sellers and buyers with minimal effort. Epoxy(sm), AIQ's core service, will connect directly with a customer's back-end system to streamline the buy/sell process. Epoxy(sm) currently offers fully integrated e-Commerce, customer relationship management (CRM), and account tracking services, and through its recent acquisition of Edge Technologies Incorporated, AIQ also offers small to medium-sized businesses the ability to build and maintain e-commerce enabled websites in an efficient manner.



     As of January 31, 2001, all of AIQ's 3,854,295 issued and outstanding shares of common stock were held by an aggregate of 140 shareholders. AIQ also has approximately 1,500,000 shares reserved for issuance upon the exercise of outstanding options and warrants. No public market exists for AIQ's common stock.


     AIQ is headquartered in suburban Minneapolis, Minnesota. Its address is 601 Carlson Parkway, Suite 1500, Minnetonka, Minnesota 55305 and its telephone number is (952) 449-5000. AIQ also maintains offices in Bedford, Massachusetts and Las Vegas, Nevada.

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS; REASONS FOR THE MERGER


     On or about January 11, 2001, the Company's Board of Directors, subject to receiving a fairness opinion from one of its financial advisors, determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the reincorporation of the Company under Minnesota law, were advisable, fair to and in the best interests of the Company and its shareholders. In reaching its conclusion, the Board considered several factors, including:


     - The rising cost of credit and petroleum products has adversely affected the Company's ability to grow in what appears to the Company's management as a difficult financial climate for small independent distributors; and

     - The Company believes that AIQ's technology and business prospects offer its shareholders a greater chance of maximizing shareholder value than if the Company continued with its current operations.


     Although the Board of Directors has approved the Merger Agreement, pursuant to the Colorado Business Corporations Act ("CBCA"), it makes no recommendation to shareholders concerning approval of the Merger Agreement, the reincorporation or the Asset Sale because the Asset Sale to Capco Energy, a significant shareholder of the Company, constitutes an interested party transaction since three members of the Company's Board of Directors are also directors of Capco. Accordingly, a recommendation of the Board of Directors to approve either the Asset Sale or the Merger Agreement could result in a conflict of interest. Instead, shareholders must consider the merits of the Merger, the reincorporation, and the Asset Sale independent of any recommendation of the Board of Directors.


AIQ'S REASONS FOR THE MERGER


     On December 6, 2000, the board of directors of AIQ unanimously approved the Merger Agreement and the transactions contemplated in the Merger Agreement, determining they were advisable and in the best interests of AIQ and its shareholders. In reaching its conclusion, AIQ's board of directors considered the liquidity provided to its shareholders that the Merger may afford, as well as the increased ability that AIQ will have to raise additional capital if and when that becomes necessary.


TERMS OF THE MERGER

     General. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into AIQ, with AIQ as the surviving corporation, which, following the effectiveness of the proposed reincorporation, will then be a wholly-owned subsidiary of New Meteor (the "Merger").

     Upon the consummation of the transactions contemplated by the Merger Agreement, in exchange for their shares of AIQ common stock, the AIQ shareholders will receive:

     - one share of New Meteor's common stock for each share of AIQ stock owned or held, and

     - a warrant to purchase 2 shares of New Meteor's common stock at a price of $5.50 per share for every 3 shares of AIQ common stock held (see "Approval of the Merger Agreement -- The Merger Agreement -- The Merger Warrant").

New Meteor will also assume all outstanding options and warrants to purchase shares of AIQ common stock. See "Approval of the Merger Agreement -- The Merger -- Effects of the Merger" for a more detailed discussion. The aggregate number of shares of New Meteor common stock to be received by the AIQ shareholders is subject to adjustment, depending upon the amount of cash available in New Meteor at the effective time of the Merger. See "Approval of the Merger Agreement -- The Merger Agreement -- Certain Conditions to Consummation of the Merger."

     The Merger will become effective upon the filing of articles of merger with the Minnesota Secretary of State. Assuming all conditions to the Merger are satisfied or waived, it is anticipated that the Merger will be completed within one week of the Special Meeting. At the effective time of the Merger, New Meteor will be renamed "Active IQ Technologies, Inc." and AIQ will be renamed "AIQ, Inc."

  Adjustment to Exchange Ratio


     As a condition to AIQ's obligation to complete the Merger, the Company is required to have a minimum $4,500,000 of cash available at the time of the Merger. Provided that the Company raises at least $1,700,000 in the "MI Private Placement" (as defined in the Merger Agreement), then the number of shares of New Meteor that each AIQ shareholder will receive as a result of the Merger will increase or decrease as follows depending on the amount of cash the Company has available at the effective time of the Merger: for each dollar of available cash less than $4,850,000, the aggregate number of shares issued to AIQ shareholders will be increased by one share; and for each dollar of available cash in excess of $5,150,000, the aggregate number of shares issued to the AIQ shareholders shall be decreased by one share.



     Conditions to Closing. In addition to other conditions to consummation of the Merger customary to agreements of this type, the Merger Agreement provides that the obligations of the parties to effect the Merger are subject to the satisfaction, among others, of the following conditions, any of which may be waived by the parties:


     - the approval of each party's shareholders;


     - neither the Company nor AIQ having more than 3 percent of its shareholders dissent from the resolutions approving the Merger, in the case of AIQ, or the resolutions approving the Asset Sale and the reincorporation, in the case of the Company;


     - the receipt of a favorable tax opinion indicating that the Merger will qualify as a tax-free exchange;


     - Nasdaq shall not have provided any notice to the Company that the proposed Merger may jeopardize the continued listing of the Company's common stock on the Small Cap Market;


     - AIQ shall not have outstanding more than 4,555,000 shares of its common stock and not more than 1,500,000 shares of common stock reserved for issuance upon the exercise of outstanding options and warrants;

     - the Company shall not have more than 10,200,000 shares outstanding on a fully-diluted basis immediately prior to the effective time of the Merger;

     - the Company shall be reincorporated as a Minnesota corporation; and


     - the Company shall have completed the Asset Sale or otherwise disposed of all of its assets and liabilities, except the Company must have a minimum of at least $4,500,000 of cash available.

     Termination of the Merger Agreement. The Merger Agreement may be terminated by either party if:

     - the shareholders of either company do not approve the requisite transactions contemplated by the Merger Agreement;


     - the number of shares of either AIQ or the Company dissenting from the Merger, in the case of AIQ, or the Asset Sale or reincorporation, in the case of the Company, exceeds 3 percent;


     - the Merger has not been consummated by April 16, 2001, or a later date mutually agreed upon;

     - there has been a material misrepresentation, breach of warranty or breach of a covenant by the other party; or

     - there has been a material adverse change in the financial condition of the other party.

MANAGEMENT OF THE COMPANY AND THE SURVIVING COMPANY AFTER THE MERGER

     The Company has agreed that, as of the effective time of the Merger, the directors and all officers of the Company will resign, except for Edward J. Names, who will remain a director. Mr. Names, as the sole remaining director of the Company, will appoint Kenneth W. Brimmer, Ronald E. Eibensteiner, D. Bradly Olah, Vernon J. Hanzlik, Steven R. Levine and Steven Weiss, each of whom is currently a director of AIQ, as well as Ken Kaufman, the son of a current director of the Company, to serve as members of the Board of Directors until the next annual meeting of the shareholders. Immediately thereafter, Mr. Names will resign and the newly-comprised Board of Directors will elect those individuals serving as officers of AIQ immediately preceding the effective time of the Merger as officers of New Meteor. Biographical information concerning the new directors is set forth in "Approval of the Merger Agreement -- The Management of the Company and the Surviving Company After the Merger."

INTERESTS OF CERTAIN PERSONS IN THE MERGER


     Certain individuals who will serve as directors and executive officers of the Company following the effective time of the Merger currently own no shares of the Company's common stock. Assuming there is no adjustment in the exchange ratio, following the Merger such directors and executive officers will be deemed to have such beneficial ownership of common stock as follows:


                                                                               COMMON STOCK
                                                                            BENEFICIALLY OWNED
                                                       COMMON STOCK            AS IF MERGER
                                                   BENEFICIALLY OWNED AS      CONSUMMATED ON
                                                    OF JANUARY 31, 2001      JANUARY 31, 2001
                                                   ---------------------   ---------------------
Kenneth W. Brimmer...............................            0                    616,666
Ronald E. Eibensteiner...........................            0                    358,333
D. Bradly Olah...................................            0                    919,999
Steven A. Weiss..................................            0                     61,667
Steven R. Levine.................................            0                     13,467
Vernon J. Hanzlik................................            0                     93,333
Ken Kaufman......................................            0                          0
Pete Rockers.....................................            0                    300,000
Philip C. Rickard................................            0                    136,063

FAIRNESS OPINION


     Business Valuation Services ("BVS") provided its opinion to the Company's Board of Directors that, as of the date of its opinion, the consideration to be paid by the Company is fair from a financial perspective to the Company's shareholders. The full text of BVS' opinion is attached to this Proxy Statement as Appendix C. In reaching its conclusion, BVS reviewed various corporate and public documents and performed other financial studies and analyses. See "Approval of the Merger Agreement -- The Merger Agreement -- Fairness Opinion."

LOCK-UP AGREEMENTS

     The Merger Agreement provides that at the closing, the directors and officers of the Company and AIQ will agree to lock-up certain shares of AIQ or Meteor common stock for a period of one year. AIQ's directors and officers will be restricted from transferring the shares underlying the options and warrants to purchase shares of AIQ common stock that such persons hold, subject to an exception for transferring up to 10 percent of the shares underlying the options and warrants held by such person during each month of the lockup period. The Company's directors and officers are subject to a similar lockup agreement with respect to the shares underlying their options and warrants to purchase Company common stock. The Company's president, Edward Names, and Capco Energy have also agreed not to transfer their shares of Company common stock, subject to an exception allowing transfer of an amount equal to 1 percent of the total number of shares of Company common stock outstanding immediately following the effective time of the Merger during each three month period following the Merger.

ACCOUNTING TREATMENT

     Since, at the effective time of the Merger, the Company will have only monetary assets and no operations, the Merger will be accounted for as the issuance of stock by AIQ in exchange for the monetary assets of the Company. Accordingly, there will be no change in the recorded amount of AIQ's assets and liabilities. The monetary assets of the Company that are acquired as a result of the Merger will be recorded at their fair market value and no goodwill will be recorded.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     It is intended that the Merger will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). It is not expected that the Merger will result in any federal income tax consequences to shareholders of the Company other than any shareholders exercising dissenter's rights under the CBCA. See "Approval of the Merger Agreement -- Certain Federal Income Tax Effects."

REGULATORY APPROVAL

     The Company and AIQ each believe that no regulatory approvals are or will be required in connection with the Merger.

                            MARKET FOR COMMON STOCK

     The Company's common stock is currently traded on the NASDAQ SmallCap Market System under the symbol "METR." No established trading market exists for AIQ's common stock.

     The closing sale price per share of the Company's common stock, as reported on the NASDAQ SmallCap Market System on January 10, 2001, the last full trading day before the execution of the Merger Agreement by the Company, was $3.9375.

                  COMPARATIVE UNAUDITED PER COMMON SHARE DATA


     The following table presents selected comparative unaudited per common share data for the Company and AIQ on a historical and pro forma basis giving effect to the Merger pursuant to the terms of the Merger Agreement. The information presented below is derived from the combined historical financial statements of the Company and AIQ, including the related notes thereto, incorporated by reference and included elsewhere in this Proxy Statement and the unaudited pro form condensed consolidated balance sheet and statements of operations, included elsewhere herein. This information should be read in conjunction with such historical and pro forma financial statements and related notes. See "Incorporation of Certain Documents by Reference" and "Unaudited Pro Forma Condensed Consolidated Financial Statements."


     The per share data set forth below is not necessarily indicative of the results of the future operations of the combined entity or the actual results that would have been achieved had the Merger been consummated prior to the periods indicated.


                                                                                        METEOR
                                                                    AIQ              COMMON STOCK
                                                                COMMON STOCK    -----------------------
                                                                 HISTORICAL     HISTORICAL    PRO FORMA
                                                                 ----------     ----------    ---------
EARNINGS (LOSS) PER COMMON SHARE -- assuming dilution (1)
  Nine months ended September 30, 2000......................       $(1.77)        $(0.16)      $(0.32)
  Nine months ended September 30, 1999......................       $(0.50)        $ 0.23
  Year ended December 31, 1999..............................       $(1.92)        $ 0.07       $(0.16)
  Year ended December 31, 1998..............................       $(0.79)        $ 0.31
  Year ended December 31, 1997..............................       $ 0.04         $ 0.16
DIVIDENDS (2)...............................................           --             --           --
BOOK VALUE -- SEPTEMBER 30, 2000 (3)........................       $ 0.48         $ 2.65       $ 1.35


              NOTES TO COMPARATIVE UNAUDITED PER COMMON SHARE DATA

     (1) The unaudited pro forma consolidated information per common share combines financial information of the Company and AIQ for the years ended December 31, 1999, 1998, 1997 and the nine months ended September 30, 2000.

     (2) Neither the Company nor AIQ have declared or paid dividends since their inception.

     (3) Historical book value per common share is computed by dividing total stockholders' equity by the number of common shares outstanding at the end of the period presented. Pro forma consolidated book value per common share is computed by dividing pro forma stockholders' equity by the pro forma number of common shares outstanding for the period ended September 30, 2000 for the Company and AIQ.

                      SELECTED CONSOLIDATED FINANCIAL DATA

       SELECTED HISTORICAL FINANCIAL DATA OF ACTIVEIQ TECHNOLOGIES, INC.


     The following table summarizes certain selected historical consolidated financial data of AIQ, which should be read in conjunction with the financial statements of AIQ, the related notes thereto and AIQ's "Management's Discussion and Analysis of Financial Condition," set forth elsewhere in this Proxy Statement. The statement of operations data set forth below for each of the years ended December 31, 1997, 1998 and 1999, and the nine months ended September 30, 2000, and the balance sheet data for the years ended December 31, 1998 and 1999, and the nine months ended September 30, 2000, are derived from the financial statements of AIQ included in this Proxy Statement. The statement of operations data for the period from April 11, 1996 (inception) through December 31, 1996, and for the nine months ended September 30, 2000 and the balance sheet data for the years ending December 31, 1996 and 1997 and the nine months ended September 30, 2000, are unaudited. However, AIQ believes that such data reflects all adjustments (consisting of normal recurring entries) necessary for a fair presentation of such data. Historical results are not necessarily indicative of the results to be expected in the future.


                                  NINE MONTHS           YEARS ENDED DECEMBER 31            PERIOD FROM
                                     ENDED          --------------------------------      APRIL 11, 1996
                               SEPTEMBER 30, 2000     1999        1998        1997     TO DECEMBER 31, 1996
                               ------------------   ---------   ---------   --------   --------------------
STATEMENT OF OPERATIONS DATA:
Revenues.....................     $        --       $      --   $      --   $     --         $     --
Operating expenses...........     $ 1,985,482       $ 413,982   $  12,305   $  7,677         $ 17,956
                                  -----------       ---------   ---------   --------         --------
Loss from operations.........     $(1,985,482)      $(413,982)  $ (12,305)  $ (7,677)        $(17,956)
                                  -----------       ---------   ---------   --------         --------
Other income (expense).......     $   (35,472)      $ (47,999)  $$(132,187) $ 15,844         $(18,750)
                                  -----------       ---------   ---------   --------         --------
Net income (loss)............     $(2,020,954)      $(461,981)  $(144,492)  $  8,167         $(36,706)
                                  -----------       ---------   ---------   --------         --------
Basic and diluted net income
  (loss) per common share....     $     (1.77)      $   (1.92)  $   (0.79)  $   0.04         $  (0.16)
                                  ===========       =========   =========   ========         ========
Basic and diluted weighted
  average common shares
  outstanding................       1,140,790         240,394     183,667    228,000          228,000
                                  ===========       =========   =========   ========         ========


BALANCE SHEET DATA:
Total assets.................     $ 2,278,052       $ 473,664   $  72,014   $421,816         $262,272
Total liabilities............     $   656,015       $ 289,305   $ 241,827   $475,491         $295,979
Shareholders' equity
  (deficit)..................     $ 1,622,037       $ 184,359   $(169,813)  $(53,674)        $(33,706)
Common shares outstanding....       3,405,206         373,626     152,000    228,000          228,000

     AIQ has paid no cash dividends on its common stock.

         SELECTED HISTORICAL FINANCIAL DATA OF METEOR INDUSTRIES, INC.

     The following table summarizes certain selected historical consolidated financial data of the Company, which should be read in conjunction with the financial statements of the Company, the related notes thereto and its "Management's Discussion and Analysis of Financial Condition," incorporated by reference in this Proxy Statement. Effective November 2, 1995, the Company acquired 100% of the issued and outstanding common stock of Capco Resources Inc. ("CRI") in exchange for 1,745,000 shares of Company common stock. The acquisition was treated as a reverse acquisition of the Company by CRI. Accordingly, the results of operations of CRI are included in the following financial information since inception of CRI. The results of operations of the Company are included in the following financial information since November 2, 1995, the effective date of the acquisition.

                                     FOR NINE MONTHS
                                          ENDED
                                      SEPTEMBER 30,                      FOR THE YEARS ENDED DECEMBER 31,
                                 -----------------------   ------------------------------------------------------------
                                    2000         1999         1999         1998         1997         1996        1995
                                 ----------   ----------   ----------   ----------   ----------   ----------   --------
                                                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Sales..........................  $  144,108   $  108,774   $  155,211   $  118,362   $   88,440   $   59,984   $  9,828
Cost of sales..................     127,438       90,520      130,417       97,558       75,439       49,644      7,373
Operating expenses.............      15,309       16,120       23,232       17,905       11,814        9,119      2,395
Other income (expense).........      (1,697)        (276)        (602)        (348)         397          (79)       (71)
Income (loss) from continuing
  operations...................        (551)         806          259        1,168          601          462        (74)
Income from discontinued
  operations...................          --           --           --           --           --           --      1,871
Net income.....................  $     (551)  $      806   $      259   $    1,168   $      601   $      462   $  1,796
Earnings (loss) per share:
Basic
  Continuing operations........  $     (.16)  $      .24   $      .07   $      .31   $      .16   $      .15   $   (.15)
  Discontinued operations......          --           --            B            B            B           B-       3.82
  Net income...................  $     (.16)  $      .24          .07          .31          .16          .15       3.67
Diluted:
  Continuing operations........  $     (.16)  $      .23   $      .07   $      .31   $      .16   $      .14   $   (.15)
  Discontinued operations......          --            B            B            B            B           B-       3.80
  Net income...................  $     (.16)  $      .23   $      .07   $      .31   $      .16   $      .14       3.65
Weighted average number of
  common shares and common
  share equivalents:
  Basic........................   3,527,509    3,430,805    3,454,146    3,792,197    3,821,061    3,184,397    489,035
  Diluted......................   3,527,509    3,477,738    3,459,798    3,796,864    3,862,826    3,227,496    492,535

                                    FOR NINE MONTHS
                                         ENDED
                                     SEPTEMBER 30,                        FOR THE YEARS ENDED DECEMBER 31,
                                    ---------------         ------------------------------------------------------------
                                         2000                  1999         1998         1997         1996        1995
                                    ---------------         ----------   ----------   ----------   ----------   --------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA:
Current Assets.............           $   26,761            $   22,310   $   16,096   $   15,826   $    8,488   $  6,708
Property and Equipment.....               16,783                17,905       19,235       13,940        8,277      8,568
Other Assets...............                4,406                 4,780        4,059        2,175        3,669      3,273
Total Assets...............               47,950                44,995       39,390       31,941       20,434     18,549
Current Liabilities........               27,354                22,655       16,506       12,935        8,943      6,921
Long-term Debt.............                8,350                 5,865        6,390        2,912          446      2,195
Deferred Tax Liability.....                2,606                 2,606        3,686        2,288        1,773      1,894
Minority Interest..........                  250                 5,412        4,952        4,515        4,152      3,615
Stockholders' Equity.......                9,390                 8,457        7,856        9,291        5,120      3,924

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA


     The following selected unaudited pro forma financial data is derived from the Pro Forma Unaudited Consolidated Statements of Operations of Meteor Industries, Inc. for the year ended December 31, 1999, and for the nine months ended September 30, 2000, and a Pro Forma Unaudited Consolidated Balance Sheet of Meteor Industries, Inc. as of September 30, 2000, which are included elsewhere in this Proxy Statement. The Pro Forma Unaudited Consolidated Balance Sheets give effect to the Asset Sale and the Merger as if they occurred on September 30, 2000. In addition, the pro forma financial data reflects the pro forma impact of AIQ's acquisition of Edge Technologies Incorporated, which was consummated in January 2001.



     The selected unaudited pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods indicated, nor is such information indicative of the future operating results or financial position of the Company after the Merger.



                                                               NINE MONTHS      YEAR ENDED
                                                                  ENDED        DECEMBER 31,
                                                              SEPT. 30, 2000       1999
                                                              --------------   ------------
                                                                 (DOLLARS IN THOUSANDS,
                                                                 EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues....................................................    $       58      $       60
Operating expenses..........................................    $    2,693      $    1,342
Other income (expense)......................................    $      (40)     $      (56)
Net income (loss)...........................................    $   (2,675)     $   (1,338)
                                                                ----------      ----------
Basic and diluted net income (loss) per common share........    $     (.32)     $    (0.16)
Basic and diluted weighted average common shares
  outstanding...............................................     8,270,515       8,197,152



                                                              SEPT. 30, 2000
                                                              --------------
BALANCE SHEET DATA:
Cash and cash equivalents...................................    $    7,690
Total assets................................................    $   10,863
Total liabilities...........................................    $      718
Shareholders' equity (deficit)..............................    $   10,145

          CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

     Certain information contained in this Proxy Statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (as amended). This Proxy Statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of the Company, Merger Sub and AIQ, and the effect of the Merger. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. The Company's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods are those described in the section of this Proxy Statement entitled "Risk Factors." Neither the Company nor AIQ undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                              THE SPECIAL MEETING

GENERAL


     This Proxy Statement is being furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting to be held on March 27, 2001 at 10:00 a.m. (Denver time) at the Company's offices at 1401 Blake Street, Denver, Colorado 80202, and at any adjournment or postponement thereof. The approximate date on which these proxy materials were first sent or given to shareholders of the Company was February 14, 2001.


MATTERS TO BE CONSIDERED


     At the Special Meeting, the holders of record of the Company's common stock and Series B Convertible Preferred Stock as of the Record Date, will consider and vote upon: (1) a proposal to approve the Asset Sale; (2) a proposal to reincorporate the Company under Minnesota law; and (3) a proposal to approve the Merger Agreement.


RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE; VOTING; QUORUM


     The Company has fixed February 13, 2001, as the record date for the determination of the holders of the Company's common stock and Series B Convertible Preferred Stock entitled to notice of and to vote at the Special Meeting. Only holders of the Company's common stock and the Series B Convertible Preferred Stock on the Record Date will be entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. As of the Record Date, there were approximately 3,991,505 shares of the Company's common stock outstanding, held by approximately 500 shareholders of record (approximately 425 of which are held in "street name") and there were 365,000 shares of Series B Convertible Preferred Stock held by approximately 5 shareholders of record. Each holder of record of common stock and Series B Convertible Preferred Stock of the Company is entitled to cast one vote per share of stock on all matters properly submitted for the vote of the Company's shareholders, exercisable in person or by properly executed proxy, at the Special Meeting.



     The presence, in person or by proxy, of holders of a majority of the shares of the Company common stock and Series B Convertible Preferred Stock outstanding as of the Record Date constitutes a quorum for the transaction of business at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.



     The proposal to reincorporate the Company under Minnesota law (Proposal
Two) must be approved by both (i) the affirmative vote of at least a majority of the issued and outstanding shares of our common stock entitled to vote at the Special Meeting, and (ii) the affirmative vote of a majority of the issued and outstanding shares of our Series B Convertible Preferred Stock entitled to vote at the Special Meeting. As to the reincorporation proposal, a shareholder may:
(i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. Pursuant to Colorado law, because the proposals must be approved by an affirmative vote of a majority of the shares of each class outstanding and entitled to vote, a vote of "Abstain" has the same effect as a vote against the proposed reincorporation.



     The Asset Sale (Proposal One) and the Merger (Proposal Three) must be approved by the affirmative vote of at least a majority of all of the issued and outstanding shares of Meteor stock, both common stock and Series B Convertible Preferred Stock, counted together and voting as a single class. As to the Asset Sale and the Merger, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to each proposal. Since both proposals must be approved by an affirmative vote of a majority of all of the outstanding shares of Meteor, both common stock and Series B Preferred Stock counted together and voting as a single class, a vote of "Abstain" has the same effect as a vote against the proposals.

SOLICITATION

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. Pursuant to the Merger Agreement, the expense of soliciting Proxies, including the cost of preparing, assembling and mailing the Proxy Materials to shareholders, will be divided equally by the Company and AIQ. It is anticipated that solicitations of Proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its public relations firm or a proxy solicitation firm. Directors, officers and employees may also be used to solicit Proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid Proxies will be voted in accordance therewith at the Meeting.

VOTING AND REVOCABILITY OF PROXIES

     Shares of Company common stock and Series B Convertible Preferred Stock represented by all properly executed proxies received at the Company's transfer agent prior to the date of the Special Meeting, will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of common stock and Series B Convertible Preferred Stock represented by such proxy will be voted "FOR" approval of the Stock Purchase Agreement, "FOR" approval of the reincorporation under Minnesota law, and "FOR" approval of the Merger Agreement.

     The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Special Meeting and voting in person.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables sets forth the number and percentage of shares of the Company's common stock owned beneficially, as of the Record Date, by any person, who is known to the Company to be the beneficial owner of 5 percent or more of the Company's common stock, and, in addition, by each director and each executive officer of the Company, and by all directors and executive officers as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.


NAME AND ADDRESS                                                 AMOUNT AND NATURE       PERCENT OF
OF BENEFICIAL OWNER                                           OF BENEFICIAL OWNERSHIP   COMMON STOCK
-------------------                                           -----------------------   ------------
Capco Energy, Inc. .........................................         1,139,000                29%
  2922 E. Chapman Ave. #202
  Orange, CA 92869
Ilyas Chaudhary.............................................         1,319,000(1)             32%
  2922 E. Chapman Ave. #202
  Orange, CA 92869
Edward J. Names.............................................           562,619(2)             13%
  1401 Blake Street, Suite 200
  Denver, CO 80202
Richard Kisser..............................................            21,334(3)              *
  1401 Blake Street, Suite 200
  Denver, CO 80202
Dennis R. Staal.............................................           253,460(4)              6%
  2922 E. Chapman Ave. #202
  Orange, CA 92869
Irwin Kaufman...............................................           149,100(5)              4%
  8224 Paseo Vista Drive
  Las Vegas, NV 89128
Richard Dana................................................           218,000(6)              5%
  128 Ash Street
  Denver, CO 80220
Henry Fong..................................................           383,400(7)              9%
  2401 PGA Boulevard #190
  Palm Beach Gardens, FL 33040
Wayne Mills.................................................           924,000(8)             22%
  5020 Blake Road
  Edina, MN 55436
All Executive Officers and Directors as a Group (7
  persons)..................................................         2,516,430                51%


---------------

 *  less than 1 percent

(1) Includes 1,139,000 shares of the Company held by a subsidiary of Capco Energy, Inc. Mr. Chaudhary is Chairman of the Board, Chief Executive Officer and beneficially owns over 50% of its outstanding stock of Capco Energy, Inc. Mr. Chaudhary also beneficially owns 180,000 shares underlying stock options exercisable within 60 days by Mr. Chaudhary.

(2) Represents 40,240 shares held directly by Mr. Names, 265,000 shares held by NFF, Ltd., a limited partnership of which he served as general partner; 2,400 shares held by his wife of which he disclaims beneficial ownership, and 254,979 shares underlying stock options exercisable within 60 days by Mr. Names.

(3) Includes 21,334 shares underlying stock options exercisable within 60 days held by Richard Kisser, the Company's Chief Financial Officer.



(4) Includes 5,400 shares held directly by Mr. Staal; 71,500 shares held by PAMDEN, Ltd., a limited partnership of which Mr. Staal is general partner; 8,432 shares held by Mystique Resources Company which is wholly owned by PAMDEN, Ltd.; 600 shares held by an IRA and 167,528 shares underlying stock options exercisable within 60 days by Mr. Staal.



(5) Consists of 135,500 shares underlying stock options and warrants exercisable within 60 days by Mr. Kaufman and 13,600 shares owned by Mr. Kaufman directly.



(6) Consists of 218,000 shares underlying stock options exercisable within 60 days by Mr. Dana.



(7) Includes (i) 150,000 common shares and 90,000 warrants exercisable within 60 days held by Gulfstream Financial Partners LLC, an entity owned 100% by Mr. Fong, (ii) 123,400 common shares held directly by Mr. Fong, and (iii) 20,000 publicly traded warrants held directly by Mr. Fong. Does not include 120,000 shares of Series B Preferred Stock held of record by an irrevocable trust for the benefit of Mr. Fong's children that is convertible into 120,000 common shares and 120,000 warrants. The preferred stock can be converted immediately and the warrants are exercisable immediately upon conversion. Mr. Fong disclaims beneficial ownership of the shares because he has no beneficial interest in nor any voting power over the trust's assets.



(8) Includes (i) 50,000 shares held of record by his wife of which he disclaims beneficial ownership, (ii) 90,000 issuable upon exercise of warrants within 60 days, (iii) 584,000 common shares held directly, and (iv) 100,000 shares of Series B Convertible Preferred Stock that is convertible into 100,000 common shares and warrants to purchase 100,000 additional common shares. The Series B Convertible Preferred Stock can be converted immediately and the warrants are exercisable immediately upon conversion.

                                 PROPOSAL ONE:

                                 SALE OF ASSETS


     The following discussion summarizes certain aspects of the proposal to sell all or substantially all of the Company's assets to Capco. The following is not a complete statement of the terms of the Asset Sale and is qualified in its entirety by the Stock Purchase Agreement, a copy of which is attached as Appendix A.


GENERAL


     Meteor is a holding company that owns 100 percent of the outstanding stock of Meteor Enterprises, Inc. ("MEI"), which in turn owns several subsidiary entities (the "Subsidiaries"). The Subsidiaries own, operate and acquire independent refined petroleum product distribution companies. The Stock Purchase Agreement (attached as Appendix A to the Proxy Materials) provides for the sale of all of the issued and outstanding stock of MEI to Capco Energy, Inc., 2922 Chapman Avenue, Suite 202, Orange, California 92869, a Colorado corporation ("Capco"), for a total purchase price of $5,500,000. Pursuant to the terms of the Stock Purchase Agreement, Capco has agreed to indemnify the Company, including its successors and assigns, and assume all of the Company's liabilities or "Losses" (as defined in the Stock Purchase Agreement). Additionally, Capco, MEI and certain subsidiaries of MEI will release the Company of any and all claims they now have, or ever will have, against the Company. Capco is also the beneficial owner of a substantial amount of the Company's common stock.


BACKGROUND AND REASONS FOR ASSET SALE


     The Company is proposing the Asset Sale for two principal reasons: (1) the disposition of all of the Company's assets is a condition to the consummation of the Merger, as described in this Proxy Statement. (2) The amount of working capital necessary to conduct the Company's business has increased significantly as the price of petroleum products has risen. In executing its business plan, the Company has grown its business through acquisitions and mergers. Acquisitions are paid for with cash or stock. Currently, the Company does not have cash flow or borrowing capacity sufficient to pay for acquisitions. Moreover, because of illiquidity and significant fluctuation in its stock price, the Company's stock has not been sufficiently attractive to serve as currency to fund acquisitions. As a Nasdaq SmallCap company, Meteor has had difficulty raising capital through equity offerings because it has had very little institutional interest in its stock. Having determined that it no longer has a ready means by which to fund future acquisitions central to its business plan, the Board of Directors has determined that it is in the Company's best interests to dispose of all or substantially all of the Company's petroleum related businesses.


STOCK PURCHASE AGREEMENT


     You are urged to review the Stock Purchase Agreement, a copy of which is incorporated in and attached to this Proxy Statement as Appendix A, for a complete statement of the terms of the Asset Sale. The following summary is qualified in its entirety by the Stock Purchase Agreement.



EFFECTIVE DATE AND CONSEQUENCES OF THE ASSET SALE



     The effective time of the Asset Sale will immediately precede the closing of the Merger. It is anticipated that the closing of the Asset Sale will occur within one week of the date of the Special Meeting. Upon the consummation of the Asset Sale, the Company will no longer own the Subsidiaries and will be indemnified by Capco against any liabilities related to the Subsidiaries, or any of the operations or assets of the Subsidiaries.


REPRESENTATIONS, WARRANTIES AND COVENANTS


     The Stock Purchase Agreement contains certain covenants of Capco relating to the continued operation of the Subsidiaries and their assets. Such covenants shall survive for a period of eight years. Further, Capco has agreed to indemnify the Company for the activities of the Subsidiaries prior to the closing of the Asset

Sale and for other activities described in the Stock Purchase Agreement. The indemnity survives the closing through the applicable statute of limitations.


RIGHTS OF THE COMPANY'S DISSENTING SHAREHOLDERS

     The proposed Asset Sale is a corporate action which gives rise to dissenters' rights under the CBCA. A summary and discussion of dissenters' rights available to Meteor shareholders is set forth in this Proxy Statement under the heading "Rights of Dissenting Shareholders."

FAIRNESS OPINION


     The Board of Directors of the Company has obtained a fairness opinion as to the fair market value of the Assets proposed to be sold upon consummation of the Asset Sale. The fairness opinion is attached to this Proxy Statement as Appendix C.


     The Board of Directors engaged Business Valuation Services ("BVS") to perform the fairness evaluation. BVS, in the course of its corporate finance advisory operations, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public and private financing, and valuations for estate, corporate and other purposes.

     There are three generally accepted valuation approaches used in determining the fair market value of a business: (i) the income, (ii) the cost, and (iii) the market approach. Depending on the facts and circumstances surrounding a particular business, applying the different approaches independently can yield substantially different valuations. Professionals valuing businesses typically apply a simultaneous application of at least two of the three valuation approaches so as to arrive at mutually supporting conclusions indicating a reasonable range of values for any business analyzed.

     BVS elected to apply the income approach and the market approach in its fairness review, after determining that the value of the Company's petroleum business on a going concern basis is more directly related to its ability to generate a fair rate of return on invested capital, a factor that is more appropriately considered in the income and market approaches.

     In connection with its analysis, BVS reviewed various corporate and public documents, including but not limited to, the Stock Purchase Agreement, the Company's financial statements, historical stock trading prices, and industry and petroleum pricing data, and performed such other financial studies, analyses, inquiries, and investigations as BVS deemed appropriate.


     As a result of their analysis, BVS is of the opinion, subject to assumptions and limitations set forth in Appendix C, that the consideration to be received by the Company as a result of the Asset Sale is fair, from a financial point of view, to the Company and its shareholders.


     The amount of consideration to be received by the Company as a result of the Asset Sale was determined as a result of negotiations between Meteor and Capco.

INTERESTS OF CERTAIN ENTITIES


     In considering the Asset Sale, you should be aware that Capco, through a majority owned subsidiary, currently owns approximately 29 percent of the Company's outstanding common stock. Therefore, Capco, as a shareholder of Meteor, has interests in the Asset Sale in addition to, and different from, the interests of the Company's shareholders generally. Prior to the effective date of the Asset Sale, the Company shall have received a written opinion acceptable to the Company in its sole discretion, stating that the consideration to be received by the Company pursuant to the Stock Purchase Agreement is fair to the Company and its shareholders from a financial point of view.



BOARD RECOMMENDATION



     The proposed Asset Sale could constitute a conflict of interest transaction because the Company's assets are being sold to Capco, one of its largest shareholders, and because three of the Company's directors are also directors of Capco. Accordingly, pursuant to the CBCA (CRS 7-111-103(2)(a)), the Company's Board of

Directors makes no recommendation concerning Approval of the Asset Sale. Instead, shareholders must consider the merits of the Asset Sale independent of any recommendation of the Board.


VOTE REQUIRED


     Approval of the Asset Sale requires the affirmative vote of at least a majority of all of the issued and outstanding shares of Meteor stock, both its common stock and Series B Convertible Preferred Stock counted together and voting as a single class. Because the Asset Sale must be approved by an affirmative vote of a majority of all of the outstanding shares of Meteor, both common stock and Series B Convertible Preferred Stock counted together and voting as a single class, a vote of "Abstain" has the same effect as a vote against the Asset Sale. As indicated above, Capco is also the beneficial owner of approximately 29 percent of Meteor's outstanding common stock. Accordingly, Capco has agreed to abstain from voting in connection with the approval of the Asset Sale so as to avoid any apparent or actual conflict of interest. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE ASSET SALE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.


     IN THE EVENT THAT THE MERGER AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS AT THE SPECIAL MEETING OR THE MERGER IS OTHERWISE ABANDONED PRIOR TO THE CONSUMMATION OF THE ASSET SALE, THE ASSET SALE WILL ALSO BE ABANDONED. SIMILARLY, THE MERGER AGREEMENT WILL BE TERMINATED IF THE ASSET SALE IS NOT APPROVED BY THE REQUISITE SHAREHOLDER VOTE AT THE SPECIAL MEETING.

                                 PROPOSAL TWO:

                                REINCORPORATION

     The following discussion summarizes certain aspects of the proposal to change the state of incorporation of the Company from Colorado to Minnesota. The change of the state of incorporation will be accomplished through the merger of the Company with and into its newly-formed wholly owned subsidiary, AIQ Acquisition, Inc., a Minnesota corporation (referred to as "New Meteor").


     The following discussion is not a complete statement of the terms of the reincorporation or of the provisions affecting, and differences between, your rights as a shareholder of the Company and your rights as a shareholder of New Meteor. This discussion is qualified in its entirety by the form of agreement and plan of merger between the Company and New Meteor (a copy of which is attached as Appendix D to this Proxy Statement), the articles of incorporation of New Meteor (attached to this Proxy Statement as Appendix E), the articles of incorporation and bylaws of the Company and by Colorado and Minnesota law. You are urged to review these materials.


GENERAL


     The Merger Agreement requires the Company to reincorporate under Minnesota law. Accordingly, in connection with its adoption and approval of the Merger Agreement, the Board of Directors has approved the proposal to reincorporate the Company as a Minnesota corporation. In preparation of the submission of this proposal to the shareholders, the Company formed New Meteor by filing articles of incorporation with the Minnesota Secretary of State on January 31, 2001.


     If the shareholders approve the reincorporation proposal, as well as the Merger Agreement described in more detail under "Proposal Three," the Company will be merged with and into New Meteor and will cease to exist as a Colorado corporation. In the reincorporation merger, each outstanding share of common stock of the Company will be converted into one share of common stock of New Meteor and each outstanding share of the Company's Series B Convertible Preferred Stock will be converted into a share of New Meteor Series B Convertible Preferred Stock. Each outstanding certificate representing shares of the Company's capital stock will continue to represent the same number of shares of New Meteor stock. Thus, it will not be necessary for you to exchange your existing stock certificates for new stock certificates of New Meteor.

     The post-Merger Board of Directors of New Meteor will be composed of Ken Kaufman, the son of a current Meteor director, and six other persons, all of whom are currently directors of AIQ. The persons who serve as officers of AIQ at the effective time of the Merger will serve as the officers of New Meteor after the Merger.


     The Company's 1993 Incentive Stock Option Plan and 1998 Incentive Equity Plan will be continued by New Meteor and any outstanding option or right issued pursuant to either plan will automatically be converted into an option or right to the same number of shares of common stock of New Meteor at the same price per share and upon the same terms and subject to the same conditions as set forth in Meteor's plans. New Meteor will also assume all currently outstanding options and warrants to purchase shares of Meteor common stock.

     AT THE EFFECTIVE TIME OF THE REINCORPORATION, THE RIGHTS OF THE SHAREHOLDERS OF NEW METEOR WILL BE GOVERNED BY MINNESOTA LAW AND BY NEW METEOR'S ARTICLES OF INCORPORATION AND BYLAWS, EACH OF WHICH WILL RESULT IN CHANGES IN YOUR RIGHTS AS SHAREHOLDERS. For additional information and details relating to the changes in the rights of shareholders, you are referred to and urged to read the Company's articles of incorporation and bylaws, the articles of incorporation and bylaws of New Meteor, and the discussion in this Proxy Statement under the headings "-- Comparative Rights of Holders of Meteor Capital Stock and New Meteor Capital Stock."

     It is anticipated that the reincorporation will become effective as soon as practicable following the date of the Special Meeting. In any event, since the Company's reincorporation is a condition to AIQ's obligations to consummate to Merger, the reincorporation will be complete at or prior to the effective time of the Merger. IN THE EVENT THE PROPOSED MERGER WITH AIQ IS ABANDONED PRIOR TO REINCORPORATION, THE PROPOSAL TO REINCORPORATE WILL ALSO BE ABANDONED AND YOUR RIGHTS AS A SHAREHOLDER WILL CONTINUE TO BE GOVERNED BY COLORADO LAW AND THE COMPANY'S EXISTING ARTICLES OF INCORPORATION AND BYLAWS. SIMILARLY, IF THE REINCORPORATION PROPOSAL FAILS, AIQ WILL HAVE THE RIGHT TO TERMINATE THE MERGER AGREEMENT.

APPROVAL OF SHAREHOLDERS; BOARD RECOMMENDATION


     The reincorporation proposal must be approved by both (i) the affirmative vote of at least a majority of the issued and outstanding shares of Company common stock entitled to vote at the Special Meeting, and (ii) the affirmative vote of a majority of the issued and outstanding shares of the Company's Series B Convertible Preferred Stock entitled to vote at the Special Meeting. Because the proposal must be approved by an affirmative vote of a majority of all of the outstanding shares of Meteor, both common stock and Series B Convertible Preferred Stock counted separately and voting as separate classes, a vote of "Abstain" will have the same effect as a vote against the reincorporation. A vote to approve the reincorporation proposal will constitute specific approval to take all other actions necessary to implement the reincorporation. You have the right to dissent from the reincorporation proposal. See "Rights of Dissenting Shareholders."



     THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED THE REINCORPORATION MERGER. Pursuant to the CBCA (CRS 7-111-103(2)(a)), because the proposed reincorporation could constitute a conflict of interest transaction, the Company's Board of Directors makes no recommendation to shareholders concerning the approval of the reincorporation. The proposed reincorporation could constitute a conflict of interest transaction because the Asset Sale, upon which the reincorporation is conditioned, is an interested party transaction whereby all or substantially all of our assets will be sold to one of the Company's shareholders, Capco and because three of the Company's directors are also directors of Capco. Therefore, shareholders must consider the merits of the proposal to reincorporate under Minnesota law, independent of the recommendation of the Board of Directors. Shareholders should note, however, that all of the directors of the Company presently intend to vote all shares of common stock under their control in favor of such proposal. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE REINCORPORATION PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.


REASONS FOR REINCORPORATION

     The reincorporation of the Company under Minnesota law is a condition to AIQ's obligations to consummate the Merger. The management of AIQ, which will manage the Company following the Merger, seeks to reincorporate because, following consummation of the Merger, the Company will no longer conduct any operations within the State of Colorado. The Company will have disposed of substantially all of its assets and will no longer maintain an office or employees in Colorado. Additionally, the post-Merger officers and directors of the Company are mostly all Minnesota residents and the Company will be headquartered in Minnesota. For a discussion of certain differences in shareholders' rights and the powers of management under the CBCA and the Minnesota Business Corporation Act ("MBCA"), see "-- Comparative Rights of Holders of Meteor Capital Stock and New Meteor Capital Stock" below.

COMPARATIVE RIGHTS OF HOLDERS OF METEOR CAPITAL STOCK AND NEW METEOR CAPITAL
STOCK


     Assuming the reincorporation is approved by the requisite shareholder vote at the Special Meeting, the holders of the Company's capital stock, whose rights are currently governed by the CBCA and the Company's articles of incorporation and bylaws, will become shareholders of New Meteor, which is a Minnesota corporation. Accordingly, following reincorporation, their rights will be governed in accordance with Minnesota law and New Meteor's articles of incorporation and bylaws. Certain differences in the rights of shareholders arise from distinctions between the CBCA and the MBCA, as well as from the Company's articles of incorporation and bylaws as compared to New Meteor's articles of incorporation and bylaws. The following is a brief description of those differences. This discussion is not intended to be a complete statement of the differences, but rather a summary of the more significant differences affecting the rights of such shareholders and certain important similarities. The identification of certain provisions or differences is not meant to indicate that other equally or more significant differences do not exist. The following summary discussion is qualified in its entirety by reference to the CBCA, MBCA, the articles of incorporation and bylaws of the Company and the articles of incorporation and bylaws of New Meteor, to which shareholders are referred.


  Authorized Capital Stock


     The Company. The Company's articles of incorporation, as amended, authorize the issuance of up to 11,000,000 shares of capital stock, 10,000,000 of which are designated $.001 par value per share common stock and 1,000,000 shares of which are designated $1.00 per share Series B Convertible Preferred Stock. As of the Record Date, there were approximately 3,991,505 shares of the Company's common stock and 365,000 shares of the Company's Series B Convertible Preferred Stock issued and outstanding. Each share of Series B Convertible Preferred Stock is convertible into one share of the Company's common stock and a warrant, exercisable until May 15, 2005, to purchase one share of common stock at a price of $2.50 per share. The Company's common stock and Series B Convertible Preferred Stock are the only classes or series of capital stock issued and outstanding.


     New Meteor. New Meteor's articles of incorporation authorize the issuance of up to 40,000,000 shares of undesignated capital stock, of which 365,000 shares have been designated as "Series B Convertible Preferred Stock." The terms and conditions of New Meteor's Series B Convertible Preferred Stock are substantially identical to the Company's Series B Convertible Preferred Stock. Shares of New Meteor common stock have a par value of $.01 per share and New Meteor's Series B Convertible Preferred Stock has a par value of $1.00 per share. The board of directors of New Meteor shall determine the rights, preferences, limitations and other conditions, to the extent permitted by Minnesota law, of any class or series of New Meteor capital stock before the issuance of such shares. The issuance of such shares does not require the approval of the holders of New Meteor common stock.

  Size of Board of Directors; Classes of Directors

     The Company. The CBCA requires a corporation to have at least one director and requires that the number of persons constituting a corporation's board of directors, whether a specific number or a range of size, be fixed by or in accordance with the bylaws. Colorado law permits either the board of directors or the shareholders to amend the provision in the bylaws that establishes the number of directors. The CBCA permits staggered terms for directors divided into two or three groups if the articles so provide. The Company's bylaws provide for a board of three to nine directors. The Company's bylaws also provide that the Board of

Directors may decrease the number of directors to fewer than three only if there are less than three shareholders of record. Neither the Company's articles of incorporation nor bylaws provide for staggered terms for directors.

     New Meteor. The MBCA requires that a corporation must have at least one director and that the number of directors must be fixed in the manner provided in the articles or bylaws, and permits the board of directors to be divided into classes as provided in the articles or bylaws. The proposed bylaws of New Meteor provide that the board of directors shall initially consist of seven directors, which number may be increased or decreased by shareholder resolution, or increased by a majority vote of the board of directors. Neither the articles of incorporation nor the proposed bylaws of New Meteor divide the board of directors into more than one class.

  Cumulative Voting for Directors; Preemptive Rights


     The Company. The CBCA does not require cumulative voting in the election of directors unless the corporation's articles provide otherwise. Shareholders do not have preemptive rights unless the corporation's articles so provide or, in some circumstances, unless the corporation was in existence in June 1994 and its articles do not deny preemptive rights. The Company's articles deny both cumulative voting and preemptive rights.


     New Meteor. Under the MBCA, a shareholder has cumulative voting rights and preemptive rights unless the articles provide otherwise. The articles of incorporation of New Meteor deny cumulative voting and preemptive rights.

  Removal of Directors

     The Company. Under the CBCA, shareholders may remove a director with or without cause if the corporation's articles do not provide otherwise and if the number of votes cast in favor of removal exceeds the number of votes cast against removal. If, however, a director was elected by a "voting group" of shareholders, only the shareholders of that voting group may vote to remove the director. A "voting group" is all the shares of one or more classes or series entitled to vote together pursuant to the CBCA or a corporation's articles. The Company's articles of incorporation do not limit a shareholder's right to vote to remove a director without cause.

     New Meteor. Under the MBCA, unless a corporation's articles or bylaws provide otherwise, any director may be removed by the board at any time, with or without cause, if the director was named by the board to fill a vacancy, the shareholders have not elected directors in the interval between the time of the appointment to fill a vacancy and the time of the removal of such director, and a majority of the remaining directors affirmatively vote for the removal of such director. Shareholders may remove directors at any time, with or without cause, by an affirmative vote of the majority of the voting power of all shares entitled to vote at an election of directors; provided that, if a director has been elected solely by the holders of a class or series of shares, then that director may be removed only by the affirmative vote of the holders of a majority of the voting power of all shares of that class or series. New Meteor's articles and proposed bylaws do not alter these statutory provisions.

  Filling Vacancies on the Board of Directors

     The Company. Under the CBCA, unless the articles provide otherwise, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors. If the number of directors remaining in office constitute fewer than a quorum of the board, the remaining board members may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group, and if any remaining directors were elected by such voting group, only such directors may vote to fill the vacancy, or, if it is filled by the shareholders, only such voting group may vote to fill the vacancy. The Company's articles do not alter these procedures.

     New Meteor. Under the MBCA, unless a corporation's articles or bylaws provide otherwise, (i) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (ii) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (iii) any director elected pursuant to clause (i) or (ii) above can hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The articles of incorporation and proposed bylaws of New Meteor are consistent with these procedures for filling vacancies on the board of directors.

  Shareholder Power to Call Special Meeting of Shareholders

     The Company. Under the CBCA and according to the Company's bylaws, a special meeting of shareholders may be called by the board of directors or persons authorized by the board, the President, the corporation's legal counsel, or holders of at least 10% of all shares entitled to cast votes at such a meeting.

     New Meteor. The MBCA and New Meteor's proposed bylaws allow a special meeting of shareholders to be called by the President, a Vice-President in the absence of the President, the Treasurer, the board of directors or two or more directors, or a shareholder or shareholders holding 10% or more of the voting power (or, in the case of a meeting to approve a business combination, 25% or more of the voting power) of all shares entitled to vote. Any business conducted at a special meeting of shareholders must be confined to the purposes stated in the notice of meeting.

  Right to Inspect Corporate Records

     The Company. Under the CBCA, a shareholder is entitled to inspect, upon five days notice:

          (a)
           the articles of incorporation;

          (b)
           the bylaws;

          (c)
           all minutes of shareholders' meeting for the past three years;

          (d)
           all written communications within the past three years to shareholders;

          (e)
           the names and business addresses of current directors and officers;

          (f)
           the most recent corporate report; and

          (g)
           the annual and published financial statements for the past three years.

     In addition to the above, in some circumstances a shareholder is entitled to inspect excerpts from board, shareholder and committee minutes, accounting records and the corporation's share register. A shareholder may only inspect these additional corporate records if he or she has been a shareholder for at least three months preceding his or her demand or holds at least 5% of all the outstanding shares of any class of shares, and if such demand is made in good faith and for a proper purpose. The requested corporate records must be described with reasonable particularity and relate to the stated purpose.

     New Meteor. The MBCA provides that a shareholder of a privately held corporation has an absolute right to inspect, at any reasonable time, the share register and certain corporate records, similar to those records available to a shareholder of a Colorado corporation, within ten days of the corporation's receipt of a written demand. A shareholder of a privately held corporation has the right to inspect additional corporate records only upon demonstration of a proper purpose.

     A shareholder of a publicly held corporation has the right, upon written demand, to inspect the corporation's share register and other corporate records only if the shareholder demonstrates a proper purpose. The requested corporate records must be reasonably related to the stated purpose and described with reasonable particularity.

  Dissenter/Appraisal Rights

     The Company. Under the CBCA, shareholders have the right, under certain circumstances, to dissent from certain corporate transactions, principally mergers and consolidations, by demanding payment in cash for their shares equal to the fair value of such shares. The CBCA provides that a shareholder is entitled to dissenters' rights in the event of (1) a merger, if shareholder approval is required by the CBCA or the articles of incorporation, or if the corporation is a subsidiary merging with its parent corporation; (2) a plan of share exchange if the corporation's shares will be acquired; (3) a sale or other disposition of all or substantially all of the corporation's property, or the property of a subsidiary of the corporation, if a shareholder vote is required by the CBCA; and (4) in some circumstances, a reverse stock split. However, a shareholder is generally not entitled to exercise dissenters' rights with respect to any shares which were listed on a national securities exchange or on the Nasdaq National Market System, or which were held of record by more than 2000 shareholders, as of the record date. See "The Special
Meeting -- Rights of Dissenting Shareholders."

     New Meteor. Under Minnesota law, dissenters' rights are available in the event of (1) certain amendments of the articles that materially and adversely affect the rights or preferences of the dissenting shareholder's shares; (2) certain dispositions of all or substantially all of the assets of the corporation; (3) a plan of merger; (4) a plan of share exchange if the corporation's shares will be acquired; or (5) any other corporate action taken by shareholder vote where the articles, bylaws or a board resolution provide for dissenters' rights. However, unless the articles of incorporation, bylaws, or a board resolution provide otherwise, dissenters' rights are not available in a merger, to a shareholder of the surviving corporation whose shares are not entitled to be voted on the merger and are not canceled or exchanged in the merger, or in a plan of exchange, to a shareholder of the corporation whose shares will be acquired with respect to shares that are not entitled to be voted on the exchange or exchanged pursuant to the exchange. Unlike the CBCA, the MBCA does not limit the exercise of dissenters' rights by shareholders of publicly held corporations.

  Limitations on Director Liability

     The Company. The CBCA allows a corporation to include in its articles of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for a breach of a fiduciary duty as a director, except for:

     - any breach of the director's duty of loyalty;

     - acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

     - distributions that are illegal under applicable law;

     - any transaction from which the director derived an improper personal benefit; or

     - any act or omission occurring prior to the date when the provision in the charter eliminating or limiting liability became effective.

     The Company's articles of incorporation eliminate personal liability for a breach of a fiduciary duty.

     New Meteor. The corresponding provisions of the MBCA are substantially similar. New Meteor's articles of incorporation also contain a provision eliminating the personal liability of a director to the maximum extent allowed by law.

  Indemnification

     The Company. The CBCA provides that, unless the articles of incorporation provide otherwise, a corporation must indemnify a director or officer who was wholly successful, on the merits or otherwise, in a legal proceeding to which such director or officer was a party due to his or her position or former position with the corporation. A corporation may also indemnify a person made a party to a legal proceeding due to his or her current or former position as a director of the corporation if such director acted in good faith, had no reasonable cause to believe his or her conduct was unlawful, and if acting in an official capacity, acted in the corporation's best interests, or if acting in an unofficial capacity, acted in a manner not opposed to the corporation's best interests. A corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or in any other proceeding in which the director was adjudged liable on the basis of deriving an improper personal benefit. The

CBCA permits corporations to indemnify officers, employees, fiduciaries and agents to the same extent as directors. The Company's articles of incorporation provide that the corporation may indemnify directors, officers, employees, fiduciaries and agents to the full extent permitted by the CBCA.

     New Meteor. The MBCA contains broader indemnification requirements than the CBCA. Unless the corporation's articles or bylaws provide otherwise, Minnesota law requires indemnification of any person made or threatened to be made a party to a legal proceeding relating to his or her position or former position as a director, officer or employee of the corporation, or service as a director, officer, employee or agent of another organization at the request of the corporation, if such person meets certain additional requirements. To be indemnified pursuant to this section, the director, officer or employee must have acted in good faith; received no improper personal benefit; and reasonably believed his or her conduct was in the best interests of the corporation, or, as to acts or omissions relating to service for another organization, reasonably believed such conduct was not opposed to the best interests of the corporation. Additionally, in the case of a criminal proceeding, such director, officer or employee must have had no reasonable cause to believe the conduct was unlawful, and in the case of any proceeding involving a director, such director must have complied with the MBCA section regarding director conflicts of interest. New Meteor's bylaws provide for the indemnification of officers, directors, employees and agents to the fullest extent permitted by the MBCA.

  Amendment of Articles and Bylaws

     The Company. The CBCA provides that the board of directors may amend the articles prior to the issuance of shares, and thereafter the board of directors may make certain amendments to the articles without shareholder approval, including deleting the names of the initial directors and initial registered agent. Other amendments must be proposed by a majority vote of the board of directors or by the holders of at least 10% of the shares entitled to vote on such amendments, and unless the articles or bylaws adopted by the shareholders provide otherwise, approved by the shareholders by a majority vote of all shares entitled to vote. Shareholders are entitled to vote as a voting group on certain amendments that would affect the rights of such voting group. The board of directors may amend the bylaws, unless the CBCA or a corporation's articles or bylaws provide otherwise, and the shareholders may also amend a corporation's bylaws at a meeting of the shareholders by a majority vote of all shares entitled to vote. The Company's charter documents are consistent with these statutory provisions.

     New Meteor. The MBCA provides that if a corporation has not issued shares, the incorporators or the board of directors may amend the articles. Further, if shares of a particular class or series have not been issued, the board may amend a statement establishing the rights and preferences of that class or series. After the issuance of shares, amendments to the articles must be proposed by a majority vote of the board of directors or by shareholders holding at least 3% of the voting power of the shares entitled to vote, and approved by the shareholders by a majority vote of all shares entitled to vote, unless the articles of incorporation require a larger proportion. Voting by a class or series of shareholders is required in certain circumstances where an amendment to the articles would affect the rights of holders of that class or series. The board of directors has the power to adopt, amend, or repeal the bylaws. However, if shareholders holding 3% of the voting power of the shares entitled to vote propose to adopt, amend, or repeal bylaws, the shareholders may approve such action by a majority vote of all shares entitled to vote, unless the articles require a larger proportion. New Meteor's bylaws provide that the board of directors may not adopt, amend, or repeal certain bylaws, including those relating to the removal of directors, vacancies on the board of directors, and the number of directors, other than to increase such number.

  Actions By Shareholders Without a Meeting

     The Company. The CBCA provides that, unless the articles of incorporation require certain actions to be voted upon at a meeting of shareholders, an action required or permitted to be taken at a meeting may be taken by written action only if signed by all of the shareholders entitled to vote on that action. The Company's articles of incorporation do not alter the foregoing rule.

     New Meteor. Under the MBCA, an action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action only if signed by all of the shareholders entitled to vote on that action.

  Actions By Directors Without a Meeting

     The Company. The CBCA provides that, unless the bylaws require certain actions to be voted upon at a meeting of the board of directors, an action required or permitted to be taken at a meeting by written action only if signed by all of the directors. The Company's bylaws do not alter the foregoing rule.

     New Meteor. Unlike the CBCA, the MBCA provides that if the corporation's articles of incorporation so provide, an action required or permitted to be taken at a meeting of the board of directors may be taken by written action signed by the same number of directors that would be required to take the same action at a meeting of the board at which all directors were present. New Meteor's bylaws provide that the acts of a majority of the directors present at a meeting constitute the acts of the board and New Meteor's articles of incorporation provide that the board of directors may take any action required or permitted to be taken at a meeting of the directors by the written consent of the same number of directors required if such action was to be taken at a meeting at which all directors were present.

  Mergers, Share Exchanges and Sales of Assets

     The Company. Under the CBCA, a plan of merger, a share exchange or a sale of all, or substantially all, of a corporation's assets must be approved by each voting group entitled to vote separately on the plan by a majority of all votes entitled to be cast on the plan by that voting group. Under the CBCA, shareholder approval is not required for a merger or consolidation if the articles of incorporation will not be amended in the transaction, if each shareholder before the transaction will continue to hold the same number of shares with identical rights after the transaction, and if the number of voting shares issuable as a result of the merger and the number of participating shares (i.e., shares that entitle the holder to participate without limitation in distributions) immediately after the transaction, plus those issuable upon conversion or exercise of other securities or obligations issued in the transaction, will not exceed by more than 20 percent the number of shares with voting power and the numbers of participating shares, as the case may be, immediately before the transaction. The Company's articles of incorporation and bylaws do not contain any provision altering these voting requirement.

     New Meteor. The MBCA, like the CBCA, generally requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote for approval of mergers and consolidations or the sale or exchange of all, or substantially all, of a corporation's assets. Under the MBCA, as with the CBCA, shareholder approval is not required for a merger or consolidation if the articles of incorporation will not be amended in the transaction, if each shareholder before the transaction will continue to hold the same number of shares with identical rights after the transaction, and if the number of shares issuable with voting power and the number of participating shares (i.e., shares that entitle the holder to participate without limitation in distributions) immediately after the transaction, plus those issuable upon conversion or exercise of other securities or obligations issued in the transaction, will not exceed by more than 20 percent the number of shares with voting power and the numbers of participating shares, as the case may be, immediately before the transaction. Neither the articles of incorporation of New Meteor nor its bylaws alter these voting provisions.

  Takeover Statutes

     The Company. The CBCA does not contain provisions designed to deter takeovers of public corporations, such as those provisions of the MBCA discussed herein.

     New Meteor. Minnesota's control share acquisition statute requires disinterested shareholder approval for any acquisition of shares of an "issuing public corporation" which results in the "acquiring person" owning more than a designated percentage of the outstanding shares of such corporation. Shares beneficially owned by the acquiring person that exceed certain share ownership thresholds lose their voting power unless and until the acquiring person discloses certain information to the corporation and voting rights are granted by the shareholders at a special or annual meeting of the shareholders or the shares are transferred to an unaffiliated third party. These shares may also be subject to redemption rights in various circumstances. The Minnesota control share acquisition statute applies unless the "issuing public corporation" opts out of the statute in its articles of incorporation or bylaws approved by its shareholders. New Meteor has opted out of such provisions in its articles of incorporation.

     The MBCA also prohibits a Minnesota public corporation from engaging in a "business combination" with an "interested shareholder" for a period of 4 years after the date of a transaction in which the person became an interested shareholder, unless the business combination is approved in a prescribed manner. "Business combination" includes mergers, asset sales, certain issuances of stock and other transactions resulting in a financial benefit to the interested shareholder. An "interested shareholder" is a person or an entity who is the beneficial owner of 10% or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation, or who is an affiliate or associate of the corporation and at any time within the four years prior to the date in question was the beneficial owner of 10% or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation. Like the provisions in the MBCA relating to control share acquisition, the provisions of the MBCA relating to business combinations with interested shareholders apply unless the articles of incorporation contain a provision expressly electing to not be subject to such provisions. New Meteor's articles of incorporation expressly elect not to be subject to these provisions of the MBCA.

  Anti-Greenmail Provisions

     The Company. The CBCA does not contain an anti-greenmail provision similar to Minnesota's statute discussed herein.

     New Meteor. The MBCA contains a provision which limits the ability of a corporation to pay greenmail. Pursuant to the statute, a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person (or two or more persons who act as a partnership, limited partnership, syndicate or other group pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise for the purpose of acquiring, owning or voting shares of the publicly held corporation) who beneficially owns more than 5% of the voting power of the corporation if the shares have been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase would not violate the statute if the purchase is approved at a meeting of the shareholders by the majority of all shares entitled to vote or if the corporation makes an offer of at least of equal value per share to all holders of the class or series and holders of any class or series into which the securities may be converted.

                                PROPOSAL THREE:

                        APPROVAL OF THE MERGER AGREEMENT

     The following information describes the material aspects of the Merger. This description does not purport to be complete and is qualified in its entirety by reference to the appendices attached hereto, including the Merger Agreement, which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. You are urged to read Appendix B in its entirety.

BACKGROUND OF THE MERGER

     On October 26, 2000, the Company entered into a non-binding letter of intent to merge with AIQ. Negotiations subsequent to the letter of intent led to definitive agreements concerning the Merger. Prior to negotiating the letter of intent, neither the Company nor any of its subsidiaries or affiliates were involved in any negotiations, transactions, mergers, acquisitions, or consolidations with AIQ or any of its affiliates.


     On January 11, 2001, the date of the Merger Agreement, the Company purchased 400,000 shares of AIQ common stock for $1.1 million in cash. To finance this purchase and obtain additional working capital, the Company is attempting to sell to accredited investors, some of which are current shareholders of the Company, 120,000 units of its securities (of which 73,333 units have already been sold) at a price of $15 per

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

unit, each unit consisting of 5 shares of Company common stock and a warrant to purchase 3 shares of common stock at a price of $5.50 per share.

THE COMPANY'S REASONS FOR THE MERGER


     In the early spring of 2000, the Company's Board of Directors met to consider and evaluate the economic conditions for small independent regional refined petroleum product distribution companies. While the Company has grown through acquisitions, the rising cost of credit and petroleum products has adversely affected its ability to grow in what its management saw as a difficult financial climate for small independent distributors. In April 2000, the Company hired a consultant, Henry Fong of the Fong Group, to assist and advise it on its strategic plan, evaluate restructuring alternatives and advise us with respect to prospective merger candidates. Independently and through Mr. Fong, the Board of Directors evaluated several opportunities. In October 2000, Mr. Fong introduced the Company to AIQ. Shortly after this introduction, the parties entered into a non-binding letter of intent to merger the companies, and on January 11, 2001, the parties executed the Merger Agreement. The Company proposed the Merger because it believes that the technology and business prospects of AIQ will afford the Company's shareholders a better opportunity to increase shareholder value than if the Company continued in the petroleum distribution business. The Board of Directors believes that if the Company sells its existing assets and invests, by way of the Merger, the proceeds from that sale in AIQ, the Company's shareholders are more likely to realize increased value.


APPROVAL OF SHAREHOLDERS; BOARD RECOMMENDATION


     The Merger must be approved by the affirmative vote of at least a majority of all of the issued and outstanding shares of our stock, both common stock and Series B Convertible Preferred Stock counted together and voting as a single class. Because the Merger must be approved by an affirmative vote of a majority of all of the outstanding shares of Meteor, both common stock and Series B Convertible Preferred Stock counted together and voting as a single class, a vote of "Abstain" has the same effect as a vote against the Merger. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE MERGER UNLESS A VOTE AGAINST THE MERGER OR ABSTENTION IS SPECIFICALLY INDICATED.



     The Board of Directors of the Company has determined that the terms and conditions of the Merger are fair from a financial point of view to the Company's shareholders. THE BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT. Pursuant to the CBCA (C.R.S. sec. 7-111-103(2)(a)), because the Merger could constitute a conflict of interest transaction, the Board of Directors makes no recommendation to shareholders concerning the approval of the Merger. The Merger could constitute a conflict of interest transaction because the Asset Sale is a condition of the Merger. The Asset Sale is an interested party transaction because three of the Company's directors are also directors of Capco and Capco beneficially owns approximately 29% of the Company's common stock. Therefore, shareholders must consider the merits of the Merger, independent of the recommendation of the Board of Directors. All of the Company's directors intend to vote their shares of Company common stock in favor of the Merger.


     IN THE EVENT THAT THE MERGER AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS AT THE SPECIAL MEETING, THE ASSET SALE AND THE PROPOSED REINCORPORATION UNDER MINNESOTA LAW WILL ALSO BE ABANDONED. SIMILARLY, THE MERGER AGREEMENT MAY BE TERMINATED IF THE ASSET SALE OR THE PROPOSED REINCORPORATION IS NOT APPROVED AT THE SPECIAL MEETING.

AIQ'S REASONS FOR THE MERGER

     The decision by AIQ's board of directors to enter into the Merger Agreement is based upon its conclusion that the Merger affords AIQ greater access to capital markets for the continued development of its products and services and greater liquidity for AIQ shareholders.

THE MERGER AGREEMENT

  General Terms

     The Merger Agreement provides that, upon the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into AIQ, AIQ will continue as the surviving corporation, and the separate existence of Merger Sub will cease. Following the Merger, AIQ will be a wholly-owned subsidiary of the Company, which will have been reincorporated under Minnesota law. The Merger will become effective upon the filing of articles of merger with the Minnesota Secretary of State. It is anticipated that if all conditions of the Merger have been satisfied or waived, the Merger will be completed within one week of the Special Meeting. The delay in fulfilling any condition of the Merger could delay the completion of the Merger or result in the termination of the Merger Agreement.

  Effects of the Merger

     Upon consummation of the Merger, Merger Sub will be merged with and into AIQ, AIQ will continue as the surviving corporation, and the separate existence of Merger Sub will cease. At the effective time of the Merger,

     - all shares of Merger Sub outstanding immediately prior to the effective time of the Merger held by the Company will be automatically converted into one share of AIQ common stock;

     - each share of the Company's common stock outstanding immediately prior to the Merger will (after giving effect to the reincorporation of the Company) be automatically converted into one share of common stock of New Meteor (See "Proposal 2: Reincorporation");

     - each share of the Company's Series B Convertible Preferred Stock will (after giving effect to the reincorporation of the Company) be converted into one share of Series B Convertible Preferred Stock of New Meteor, which shall have substantially identical terms and conditions as the Company's Series B Convertible Preferred Stock;

     - each outstanding share of AIQ common stock will automatically be converted into the right to receive one share of New Meteor common stock (subject to adjustment in certain events) and a warrant to purchase two shares of New Meteor common stock at a price of $5.50 per share for every three shares of AIQ common stock owned by each AIQ shareholder prior to the Merger (See "-- The Merger Warrant");

     - each share of AIQ common stock owned by the Company immediately prior to the Effective Time will be canceled and extinguished without any conversion thereof;

     - each outstanding option and warrant to purchase shares of AIQ common stock shall be converted into the right to purchase an equal number of shares of New Meteor common stock at the same price and terms; and

     - all shares of AIQ common stock converted into shares of New Meteor common stock in the Merger will no longer be outstanding and will be automatically canceled and retired and will cease to exist at the effective time of the Merger.

Following the Merger and assuming the Company's reincorporation in Minnesota, AIQ will be a wholly-owned subsidiary of New Meteor.

     As of the Record Date, there were 3,854,295 shares of AIQ common stock outstanding. Assuming each share of AIQ common stock is exchanged for one share of New Meteor common stock, based on the number of shares of AIQ common stock outstanding as of the Record Date and assuming no change prior to the effective time of the Merger, the aggregate number of shares of New Meteor common stock issuable to the shareholders of AIQ would be 3,854,295, or approximately 49 percent of the New Meteor common stock outstanding immediately after the effective time of the Merger. On a fully-diluted basis, assuming exercise of all currently outstanding options and warrants to purchase shares of AIQ common stock, all warrants to purchase shares of the Company's common stock issued in the Merger (but assuming no exercise of any of the Company's currently outstanding options and warrants), the aggregate number of shares issuable to the AIQ shareholders would be approximately 7,923,825, or about 66 percent. As a result, the shareholders of AIQ will have significant control over the Company.

  Fractional Shares

     No fractional shares of New Meteor common stock shall be issued in exchange for shares of AIQ common stock. In lieu thereof, the Company shall pay to the owner thereof cash equal to the pro rata market price of a share of the Company's common stock based on the closing sales price of the common stock on the effective date of the Merger as reported on the NASDAQ Small Cap Market.

  Effective Time

     If the Merger Agreement is adopted by the requisite vote of the shareholders of the Company and all of the other conditions described under "-- The Merger Agreement -- Certain Conditions to Consummation" are satisfied or waived by one or both of the parties, as appropriate (and to the extent permitted by the Merger Agreement), then, unless the Merger Agreement is previously terminated, the Merger will be consummated and become effective at the time articles of merger are filed with the Minnesota Secretary of State.

     The Merger Agreement provides that the Company and AIQ will cause the effective time to occur as promptly as practicable after the adoption by the shareholders of the Company and of AIQ and the satisfaction or waiver of the other conditions described under "-- The Merger Agreement -- Certain Conditions to Consummation," but in no event later than ten (10) business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed upon by the parties. There can be no assurance that all conditions to the Merger will be satisfied. The Merger Agreement may be terminated prior to the effective date of the Merger by either the Company or AIQ in certain circumstances, whether before or after adoption of the Merger Agreement by the shareholders of the Company. See "-- The Merger
Agreement -- Termination."

  Adjustment to Exchange Ratio


     Provided that the Company raises at least $1,700,000 in the "MI Private Placement" (as defined in the Merger Agreement), then the number of shares of New Meteor that each AIQ shareholder will receive as a result of the Merger will increase or decrease depending on the amount of cash the Company has available at the effective time of the Merger. For each dollar of available cash less than $4,850,000, the aggregate number of shares issued to AIQ shareholders will be increased by one share; and for each dollar of available cash in excess of $5,150,000, the aggregate number of shares issued to the AIQ shareholders shall be decreased by one share.


  The Merger Warrant

     For every 3 shares of AIQ common stock held by an AIQ shareholder, such shareholder shall receive as part of the merger consideration a 5-year warrant to purchase 2 shares of New Meteor's common stock at a price of $5.50 per share. The warrant shall be redeemable at a price of $.01 per warrant share at the option of New Meteor at any time after one year from the effective time of the Merger following a period of 14 consecutive days where the average closing bid price of the common stock exceeds $7.50. The warrant provides incidental registration rights, meaning that if at any time New Meteor proposes to file with the Securities and Exchange Commission ("SEC") a registration statement (other than on Forms S-4 and S-8 or other inappropriate forms), the holder of the warrant will be provided notice and an opportunity to have the warrant shares included in such registration statement. The warrant also contains other customary provisions, including, without limitation, appropriate adjustments upon the occurrence of certain corporate events.

  Conduct of AIQ's Business Prior to the Merger

     The Merger Agreement provides that from the period of January 11, 2001 (the date of the Merger Agreement), to the effective time of the Merger, AIQ will generally not conduct its business other than in the ordinary course and in accordance with past practices. In particular, without the Company's consent, AIQ may not:

          (1) amend its articles of incorporation or bylaws;

          (2) split, combine or reclassify any shares of its outstanding capital stock;

          (3) declare or pay a dividend or other cash distribution relating to its capital stock;

          (4) default in its obligations under any material debt, contract or other commitment, which would result in the acceleration of the obligations due thereunder; and

          (5) issue or sell any additional shares of its capital stock, or any options, warrants or other rights to acquire any shares of its capital stock.

  Conduct of Company's Business Prior to Merger

     From the date of the Merger Agreement until the effective time of the Merger, the Company is also generally required to conduct its business in the ordinary course and in a manner consistent with its past practices. In particular, unless otherwise contemplated or permitted by the Merger Agreement or unless AIQ has given its consent, the Company may not:

          (1) amend its articles of incorporation or bylaws;

          (2) issue or sell any additional shares of its capital stock or any options, warrants or other rights to acquire any shares of its capital stock;

          (3) declare any stock dividends, splits, reverse splits, or otherwise reclassify, subdivide or change its capital stock;

          (4) acquire any other business organization;

          (5) default in its obligations under any material debt, contract or other commitment, which would result in the acceleration of the obligations due thereunder.

  Representations and Warranties

     Subject to certain specified exceptions, the Merger Agreement contains various representations and warranties of both the Company and AIQ relating to, among other things:

          (1) the due organization, power and standing of the Company and AIQ, and similar corporation matters;

          (2) the authorization, execution, delivery and performance by, and enforceability of the Merger Agreement against, the Company and AIQ;

          (3) the absence of any provision of each party's articles or bylaws or any agreements, governmental authorizations, laws, regulations or orders in conflict with such party's authorization, execution, delivery or performance of the Merger Agreement;

          (4) the absence of any public body, court or authority's authorization, consent or approval required for the consummation of the Merger by the Company, Merger Sub and AIQ;

          (5) the capital structure and the authorization and validity of the outstanding shares of capital stock of the Company, Merger Sub and AIQ;

          (6) the absence of certain changes or events with respect to the Company and AIQ;

          (7) the absence of certain undisclosed liabilities of the Company and AIQ;

          (8) the absence of pending or threatened actions against such party with respect to the Merger;

          (9) the absence of claims for brokerage commissions, finders' fees, investment advisory fees or similar compensation based upon arrangements made by or on behalf of the Company or AIQ with respect to the Merger;

          (10) real property used or occupied by the Company and AIQ;

          (11) title (including leasehold title) of the Company and AIQ to, and the absence of liens against, certain properties and assets;

          (12) the filing of tax returns, the absence of tax audits, the payment of taxes and related tax matters by the Company and AIQ;

          (13) certain material contracts to which the Company or AIQ is a party and the absence of defaults and breaches with respect thereto;

          (14) the rights in certain intellectual property of the Company and AIQ;

          (15) employee relations and certain other matters related to employees of the Company and AIQ;

          (16) certain employee benefit plans and matters arising under the Employee Retirement Income Security Act of 1974, as amended;

          (17) insurance policies of the Company and AIQ and certain matters related thereto;

          (18) certain transactions with affiliates of the Company and AIQ;

          (19) compliance with applicable laws and possession of necessary permits by the Company and AIQ; and

          (20) material disclosure by the Company and AIQ.

     In addition, the Company has also made certain additional representations and warranties to AIQ relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions):

     - the filing of reports and other documents with the SEC, the material compliance of such documents with SEC rules and regulations and the accuracy of the information contained therein;

     - the material compliance of this Proxy Statement with certain laws and the accuracy of the information contained therein; and


     - the authorization and validity of the shares of common stock to be issued pursuant to the Merger Agreement.


  Certain Covenants

     The Merger Agreement also contains various other covenants, including the following:

          (1) The parties shall use all reasonable efforts to make all legally-required filings and take all other actions necessary, proper or advisable to consummate the Merger;

          (2) Between the date of the Merger Agreement and the date this Proxy Statement was filed with the SEC, the parties were required to afford each other reasonable access to certain books, records and papers;

          (3) Prior to the closing of the Merger and in the event the Merger is never consummated, the parties are prohibiting from disclosing or using any confidential information received from the other party;


          (4) Each party is required to hold a special meeting of its shareholders to seek approval of the transactions contemplated by the Merger Agreement and to cooperate in the preparation of this Proxy Statement;

          (5) Neither the Company nor AIQ shall knowingly take any action which would disqualify the Merger as a tax-free reorganization under the Internal Revenue Code;

          (6) The parties shall cooperate regarding the substance of press releases and public announcements relating to the Merger Agreement;

          (7) The parties shall use reasonable efforts to obtain approval for listing New Meteor's common stock on the Nasdaq Small Cap Market System, or to maintain listing on the Nasdaq Small Cap Market System;

          (8) Subject to the fiduciary duties and legal obligations of the respective boards of directors of the Company and AIQ, the parties shall each recommend approval of the Merger Agreement, the Merger and, in the case of the Company, the sale of substantially all of its assets and the reincorporation under Minnesota law, and use all reasonable efforts to obtain approvals thereof from their respective shareholders;

          (9) The parties shall give prompt notice to each other with respect to certain events and determinations and discovery of certain information;

          (10) At the effective time of the Merger, the Company shall deliver the voluntary resignations of its directors and executive officers, except that the Company shall appoint Ken Kaufman to the Board of Directors;

          (11) Following the effective time of the Merger, New Meteor shall not file a registration statement covering any shares of its common stock without the permission of both Capco Energy, Inc. and Edward J. Names, except a registration statement covering the shares issuable upon the exercise of outstanding options and warrants; and

          (12) The parties agreed that, following the effective time of the Merger, they will not alter the rights of any current or former director of the Company who has a right to indemnification from the Company pursuant to its articles of incorporation or bylaws.

  Lock-Up Agreements

     The Merger Agreement contemplates the execution of three types of lock-up agreements by different groups of AIQ and Meteor shareholders:

          (1) AIQ's directors and officers will be required to execute a lock-up agreement limiting the transfer or disposition of the shares of AIQ common stock underlying the options and warrants held by such persons for a one year period. The lock-up agreement does allow, however, the sale or other transfer of up to 10 percent of such shares in each calendar month during the period of the lock-up agreement.

          (2) Like AIQ's directors and officers, the current officers and directors of the Company are required to execute a lock-up agreement limiting the transfer or disposition of the shares of Meteor common stock underlying options and warrants held by such persons for a one year period, provided, that such persons are allowed to sell or otherwise transfer up to ten percent of such shares in each calendar month of the lock-up agreement.

          (3) Edward J. Names and Capco Resources Ltd. are required to execute a lock-up agreement limiting the sale or other transfer of their shares of Meteor common stock or convertible preferred stock for a 1-year period. Notwithstanding such limitation, the lock-up agreement will allow both Mr. Names and Capco Resources to sell or transfer up to 1 percent of the total number of outstanding shares of Meteor common stock at the effective time of the Merger in each three month period of the agreement.

  Limitations on Solicitation of Transactions

     Pursuant to the Merger Agreement, the Company and AIQ have each agreed that neither such party nor such party's officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination, except, in the case of AIQ, any such transaction pursuant to which
(a) AIQ is the surviving corporation in such transaction, and (b) the shareholders of AIQ immediately preceding such transaction will own at least 51% of the outstanding shares after giving effect to such transaction; provided that either party may engage in such discussion in response to an unsolicited proposal from an unrelated party if such party's Board of Directors determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of such Board of Directors. The Company and AIQ have each agreed to promptly advise the other party if it receives a proposal or inquiry with respect to the matters described above.

  Certain Conditions to Consummation of the Merger

     The effective time of the Merger shall occur only upon the satisfaction of numerous conditions by either Meteor, AIQ or both. The Merger Agreement provides that neither party is obligated to consummate the Merger unless the following conditions are satisfied or mutually waived:

          (1) NASDAQ shall not have provided any notice to the Company that the listing of its common stock may be in jeopardy following the completion of the Merger;


          (2) Neither Meteor nor AIQ may have more than three (3) percent of its shares of common stock dissent from the resolution approving the Merger, in the case of AIQ and in the case of Meteor, from the resolutions approving the Asset Sale or the reincorporation in Minnesota;


          (3) There shall be no injunction or other order of any court and there shall not have been any law enacted prohibiting the transactions contemplated by the Merger Agreement;

          (4) AIQ shall have received a tax opinion stating that, among other things, the Merger qualifies as a tax-free reorganization;

          (5) Each party shall have obtained all necessary third party consents and approvals;

          (6) No action or proceeding shall be pending or threatened which would seek to prohibit the transactions contemplated by the Merger Agreement;

          (7) Each of AIQ shareholders shall have completed and delivered to the Company a subscription agreement and letter of investment representation in the form attached to the Merger Agreement;


          (8) There shall not have been any general suspension of trading on the New York Stock Exchange or the NASDAQ markets, a suspension of trading of Meteor common stock or any other banking crisis or other national emergency; and


          (9) The offering of shares of Meteor common stock to the AIQ shareholders shall be exempt under the Securities Act.

     Conditions to Meteor's Obligations. In addition to the conditions set forth above, the obligation of Meteor to effect the Merger is subject to the satisfaction of certain conditions at or prior to the effective time of the Merger (unless waived by Meteor), including without limitation:

          (1) The shareholders of AIQ shall have approved the Merger.

          (2) The representations and warranties of AIQ contained in the Merger Agreement shall be true and correct on the closing date.


          (3) AIQ shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the Merger Agreement to be performed or complied with by AIQ at or prior to the effective time of the Merger.


          (4) AIQ shall not have more that 4,555,000 shares of its common stock outstanding and there shall be no more than 1,500,000 shares of its common stock reserved for issuance upon the exercise of outstanding options and warrants.

          (5) The directors and officers of AIQ shall have entered into a lockup agreement under which such persons are prohibiting from transferring their shares of AIQ common stock issuable upon the exercise of outstanding options and warrants, except in limited amounts or under limited circumstances.


     Conditions to AIQ's Obligations. The obligation of AIQ to effect the Merger is subject to the satisfaction of certain conditions at or prior to the effective time of the Merger (unless waived by AIQ), including without limitation:

          (1) The shareholders of Meteor shall have approved the Merger, as well as the Asset Sale and the reincorporation as a Minnesota corporation, by the requisite votes.

          (2) The representations and warranties of Meteor contained in the Merger Agreement shall be true and correct on the closing date.

          (3) Meteor shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the Merger Agreement to be performed or complied with by Meteor at or prior to the effective time of the Merger.

          (4) Meteor shall have disposed of all or substantially all of its assets and liabilities.

          (5) Meteor shall have a minimum of $4,500,000 of cash available to New Meteor upon consummation of the Merger.

          (6) Meteor shall not have more than 10,200,000 shares of its common stock outstanding on a fully-diluted basis.

          (7) Edward Names, Meteor's President and Chief Executive Officer, and Capco Energy, Inc. shall both have entered into lockup agreements preventing them from disposing, on a quarterly basis, the number of shares of Meteor Common Stock held by them equal to one percent of the number of shares of the surviving corporation immediately after the effective time of the Merger. See "-- Lockup Agreements."

          (8) The directors and officers of Meteor shall have entered into a lockup agreement under which such persons are prohibiting from transferring of their shares of Meteor common stock issuable upon the exercise of outstanding options and warrants, except in limited amounts or under limited circumstances. See "-- Lockup Agreements."

  Termination of Merger Agreement

     The Merger Agreement may be terminated at any time prior to the effective time of the Merger:

          (1) by mutual consent of Meteor or AIQ;

          (2) by either Meteor or AIQ if:

             (a) the shareholders of either company do not give the requisite approvals to the transactions contemplated by the Merger Agreement;


             (b) the number of shares of either AIQ or Meteor dissenting from, in the case of AIQ, the Merger, or in the case of Meteor, the Asset Sale or the reincorporation proposal, exceeds three percent of the respective company's outstanding shares;


             (c) the Merger has not been consummated on or before April 16, 2001, or such later date as the parties may mutually agree;

             (d) there has been a material misrepresentation, breach of warrant or breach of covenant by the other party; and

             (e) there shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

  Amendment of the Merger Agreement

     The Merger Agreement may not be amended except by a written instrument signed on behalf of each of the parties.

  Expenses


     Whether or not the Merger is consummated, all costs and expenses, including legal, accounting and investment banking fees and expenses, incurred in connection with the Merger Agreement will be paid by the party incurring such expenses. However, AIQ shall be solely responsible for all expenses relating to obtaining the federal income tax opinion indicating that the Merger will qualify as a tax-free reorganization and both Meteor and AIQ shall share equally in the costs and expenses relating to the printing and mailing of this Proxy Statement.


MANAGEMENT OF THE COMPANY AFTER THE MERGER

     Pursuant to the Merger Agreement, the officers and all directors of the Company, except Edward J. Names, will, as of the effective time of the Merger, resign. Mr. Names, as the remaining director of the Company, will appoint to the board of directors Ken Kaufman, the son of one of the Company's current directors, Kenneth W. Brimmer, D. Bradly Olah, Vernon J. Hanzlik, Steven A. Weiss, Steven R. Levine and Ronald E. Eibensteiner, each of whom is currently a director of AIQ and who will serve as a director of the Company until the next annual meeting of the Company's shareholders. Biographical information concerning the new directors is set forth below:


     Ken Kaufman currently serves, and has served since 1999, as the Vice President of Sales and Marketing of A Life Medical, a leading provider of natural language processing and artificial intelligence in healthcare applications. From 1997 until 1999, Mr. Kaufman was the CEO of Dietsite.com, a leading provider of nutritional and healthcare content and services on the Internet. Dietsite.com was acquired in 1999. Between 1998 and 2001, Mr. Kaufman served as the Vice President of Sales for ChannelHealth.com, an IDX Company, a subsidiary of IDX Systems Corporation, a leading supplier of health care software. Between the years of 1997 and 1998, Mr. Kaufman also served as the Director of Strategic Accounts for IDX Systems Corporation. Between 1995 and 1997, Mr. Kaufman served as Director of Product Marketing and Development for IDX Systems Corporation.


     Kenneth W. Brimmer currently serves as the Chairman, Chief Executive Officer and Chief Financial Officer of AIQ. He became a director of AIQ in 1999. Mr. Brimmer was president of Rainforest Cafe, Inc. from April 1997 until April 2000 and was Treasurer from its inception in 1995. While at Rainforest, Mr. Brimmer was responsible for, among other things, raising over $200 million in equity capital during the early growth of the business. Mr. Brimmer was employed by Grand Casinos, Inc. as Special Assistant to the Chairman and Chief Executive Officer from October 1990 through December 1997. Mr. Brimmer is also Chairman of the Board of Directors of both Hypertension Diagnostics, Inc., and Oxboro Medical, Inc, both of which are NASDAQ listed companies.

     D. Bradly Olah co-founded AIQ, currently serves as its Executive Vice President and formerly served as Chief Executive Officer from April 1996 to November 1999. Mr. Olah has been a member of the AIQ's board of directors since April 1996 and will be actively involved in the company's business development. He was a director of Natural Resources Geophysical Corporation from 1996 until 1998, when it was sold to Eagle Geophysical of Houston, Texas. He was also the founder/Chairman and Chief Executive Officer and a director of Innovative Gaming Corporation of America from 1991 through February 1996 and also served as the Chief Financial Officer of that company from 1991 to 1993.

     Vernon J. Hanzlik has been a director of AIQ since 1999. He served as the Vice President of Strategic Development for IntraNet Solutions, Inc. from April 1999 until 2000, and currently serves as that company's President and Chief Operating Officer. He has worked for IntraNet Solutions and its predecessor company since 1991 and served as Vice President, Product Marketing from June 1996 to April 1999. Prior to that time,

Mr. Hanzlik held marketing and application consulting positions with Lee Data Corporation, a computer hardware manufacturer.

     Steven A. Weiss has been a director of AIQ since 1999. Mr. Weiss co-founded, and from June 1990 to August 1994 and from November 1994 to present has been the Chairman of the Board of Casino Data Systems, a leading designer, manufacturer, and distributor of innovative, technology-driven products for the gaming industry.

     Stephen R. Levine became a director of AIQ in October 1999. Dr. Levine is a computer science professional with over 30 years' software and hardware experience. Dr. Levine has received an award as a pioneer in the field of computer graphics and was one of the original founders of ACM SigGraph. He is currently Chief Technology Officer for the Temporal Bone Foundation, a nonprofit foundation dedicated to understanding the morphology of the middle ear and uncovering reasons for its dysfunction, particularly in newborns and infants. Dr. Levine is responsible for all aspects of technology at the Temporal Bone Foundation.

     Ronald E. Eibensteiner was appointed to AIQ's Board of Directors in September 2000. Mr. Eibensteiner is the president of Wyncrest Capital, Inc. and has been a seed investor in several early stage technology companies. Since May 1996, Mr. Eibensteiner has been chairman of the board of directors of OneLink, Inc., a provider of Internet-delivered business intelligence services to the telecommunications industry. He is also a director of IntraNet Solutions, Inc., a provider of Web-based document management solutions for corporate intranets. Mr. Eibensteiner co-founded of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems, and was chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum technology, inc., in January 1996. In 1983, Mr. Eibensteiner co-founded Arden Medical Systems and served as its chief financial officer until its sale to Johnson & Johnson in 1987.

     AIQ will be the surviving corporation in the Merger and will become a wholly-owned subsidiary of New Meteor upon consummation of the Merger. As of the effective time of the Merger, the directors and officers of the surviving corporation will be the persons who were the directors and officers of AIQ immediately prior to the effective time of the Merger. AIQ currently expects that, following the Merger, it will retain all of the executive officers of AIQ, who will then serve as executive officers of New Meteor with duties substantially similar to those that such executive officers are currently performing.

INTERESTS OF CERTAIN PERSONS IN THE MERGER


     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of the Record Date, and as adjusted to give effect to the Merger as if such transaction had occurred on such date, by those individuals who will serve as directors and by the directors and executive management of the Company (as a group) following the Merger. See
"-- Management of the Company After the Merger." The number of shares reflected under shares to be issued include the shares issuable upon exercise of the warrants issued in the Merger. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding for computing the percentage of the person holding such options or warrants (including the warrants issued in the Merger), but are not deemed outstanding for computing the percentage ownership of any other person:


                                               SHARES BENEFICIALLY               SHARES BENEFICIALLY
                                                 OWNED PRIOR TO                    OWNED FOLLOWING
                                                     MERGER                            MERGER
                                               -------------------   SHARES TO   -------------------
PERSON                                          NUMBER    PERCENT    BE ISSUED    NUMBER     PERCENT
------                                         --------   --------   ---------   ---------   -------
Ken Kaufman(1)...............................     0         *                0           0       *
Kenneth W. Brimmer(2)........................     0         *          516,666     616,666     7.5
D. Bradly Olah(3)............................     0         *          866,666     919,999    11.0
Vernon J. Hanzlik(4).........................     0         *           83,333      93,333     1.2
Steven A. Weiss(5)...........................     0         *           20,000      61,667       *
Steven R. Levine(6)..........................     0         *                0      13,467       *
Ronald E. Eibensteiner(7)....................     0         *          333,333     358,333     4.4
Pete Rockers(8)..............................     0         *          250,000     300,000     3.7
Philip C. Rickard(9).........................     0         *           54,638     136,063     1.7
All persons who will serve as directors and
  executive officers following the Merger as
  a group (nine persons).....................     0         *        1,836,664   2,499,528    27.1

---------------

 *  Less than 1 percent

(1) Mr. Kaufman holds no Company stock.

(2) Represents 310,000 shares of AIQ held jointly with Mr. Brimmer's spouse, and 100,000 shares issuable upon the exercise (at a price of $1.00 per share) of an option.

(3) Includes (i) 165,000 shares of AIQ held by Mr. Olah's spouse, (ii) 15,000 shares of AIQ held by the D. Bradly Olah Irrevocable Trust, (iii) 50,000 shares of AIQ issuable upon the exercise (at a price of $1.00 per share) of an option, and (iv) 3,333 shares of AIQ issuable upon the exercise (at a price of $15.00 per share) of an option.

(4) Includes 10,000 shares of AIQ issuable upon the exercise (at a price of $1.00 per share) of an option.

(5) Represents 12,000 shares of AIQ held jointly with Mr. Weiss' spouse, 5,000 shares issuable upon the exercise (at a price of $15.00 per share) of an option, and 36,667 shares of AIQ issuable upon the exercise (at an exercise price of $2.75 per share) of an option.

(6) Represents 6,800 shares of AIQ issuable upon the exercise (at a price of $2.75 per share) of an option, and 6,667 shares of AIQ issuable upon the exercise (at a price of $37.50 per share) of an option.

(7) Includes 25,000 shares of AIQ issuable upon the exercise (at a price of $1.00 per share) of an option.


(8) Mr. Rockers is currently the President and Chief Operating Officer of AIQ. His holdings include 50,000 shares of AIQ issuable upon the exercise (at a price of $2.00 per share) of an option.



(9) Mr. Rickard currently serves as Vice President of Strategic Development. His holdings include 27,971 shares of AIQ held by immediate family members and 45,000 shares of AIQ issuable upon the exercise (at a price of $1.00 per share) of an option.

FAIRNESS OPINION


     The Board of Directors of the Company has obtained a fairness opinion from Business Valuation Services ("BVS") as to consideration to be received by the Company in connection with the Merger. The fairness opinion is attached to this Proxy Statement as Appendix C.



     BVS elected to apply various financial analyses in connection with its evaluation of the Merger, including, but not limited to an income approach valuation as well as a comparison of the consideration and the implied valuation of AIQ to the market capitalization of public companies with operating and financial characteristics comparable to those of AIQ.



     In connection with its analysis, BVS reviewed various corporate and public documents, including but not limited to, AIQ's financial statements, and industry data, and performed such other financial studies, analyses, inquiries and investigations as BVS deemed appropriate.



     As a result of their analysis, it is BVS' opinion, subject to assumptions and limitations set forth in Appendix C, that the consideration to be received by the Company in connection with the Merger is fair, from a financial point of view, to the Company and its shareholders.


     The consideration to be received by the Company as a result of the Merger was determined as a result of arms length negotiations between the Company and AIQ.

COMPENSATION OF FINANCIAL ADVISOR


     In connection with its pursuit of a potential merger candidate, the Company retained the Fong Group as its financial advisor. The Fong Group introduced the Company to AIQ. In accordance with the Company's agreement, upon completion of the Merger and as compensation for its services to the Company, the Fong Group will receive warrants to purchase 1,500,000 shares of the Company's common stock, 1 million shares of which are purchasable at $5.50 per share and 500,000 shares of which are purchasable at $3.00 per share. In addition, AIQ has agreed to pay Blake Capital Partners, LLC, a company owned and controlled by Wayne W. Mills, who, prior to the Merger, beneficially owned approximately 22% of the Company's common stock, a fee of $100,000 upon completion of the Merger.


REGULATORY APPROVAL

     The Company and AIQ each believe that no regulatory approvals are or will be required in connection with the Merger.

ACCOUNTING TREATMENT

     Since, at the effective time of the Merger, the Company will have only monetary assets and no operations, the Merger will be accounted for as the issuance of stock by AIQ in exchange for the monetary assets of the Company. Accordingly, there will be no change in the recorded amount of AIQ's assets and liabilities. The monetary assets of the Company that are acquired as a result of the Merger will be recorded at their fair market value and no goodwill will be recorded.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES



     The Company and AIQ expect that the Merger and the reincorporation merger will be treated as a tax-free reorganization within the meaning of the Code, and that no income, gain or loss will be recognized by the Company or its shareholders as a result of the consummation of either transaction other than shareholders exercising dissenters' rights under the CBCA with respect to the reincorporation. Such dissenting shareholders of the Company may be subject to state and federal taxation as described below. It is a condition to the consummation of the Merger that AIQ and the Company shall have received a federal tax opinion of counsel to the effect that, among other things, the Merger qualifies as a reorganization under Section 368(a) of the Code. Unlike a ruling from the Internal Revenue Service (the "IRS"), an opinion of counsel is not binding on the IRS and there can be no assurance, and none is hereby given, that the IRS will not take a position contrary to one or more of the positions reflected therein or that the federal tax opinion will be upheld by the courts if challenged by the IRS.



     Under currently existing provisions of the Code, the Treasury Regulations promulgated thereunder, applicable judicial decisions and administrative rulings, all of which are subject to change, the federal income tax consequences described below are expected to arise in connection with the exercise of dissenters' rights. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the proposed reincorporation for a Company shareholder who properly exercises his or her dissenters' rights under the CBCA, who is a citizen or resident of the United States and who, on the date of disposition of such holder's shares of common stock, holds such shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code. The following discussion does not address the material federal income tax aspects of the reincorporation for any dissenting shareholder who is not a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address taxpayers subject to special treatment under the federal income tax laws, such as life insurance companies, tax-exempt organizations, S corporations, trusts, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to dissenting shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. The Company has not requested the IRS to rule or issue an opinion on the federal income tax consequences of the Merger or the reincorporation.


     ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES OF THE DISPOSITION OF THEIR SHARES IN THE MERGER.


     For federal income tax purposes, the exchange of Company common stock for cash pursuant to the proposed reincorporation will be treated as a distribution in redemption of common stock from each holder of the Company's common stock who properly exercises dissenter's rights, subject to the provisions of Section 302 of the Code. Under the rules of Section 302, the determination of whether the exchange of common stock for cash pursuant to the exercise of dissenters' rights has the effect of a distribution of a dividend will be made, on a shareholder by shareholder basis, by comparing the proportionate, percentage interest of a shareholder after the reincorporation with the proportionate, percentage interest of such shareholder before such transaction. In making this comparison, there must be taken into account (a) any other shares of common stock actually owned by such shareholder, and (b) any such shares considered to be owned by such shareholder by reason of the constructive ownership rules set forth in
Section 318 of the Code. These constructive ownership rules apply in certain specified circumstances to attribute ownership of shares of a corporation from the shareholder actually owning the shares, whether an individual, trust, partnership or corporation, to certain members of such individual's family or to certain other individuals, trusts, partnerships or corporations. Under these rules, a shareholder is also considered to own any shares with respect to which the shareholder holds stock options.


     Under applicable IRS guidelines, such a redemption involving a holder of a minority interest in the Company whose relative stock interest in the Company is minimal, who exercises no control over the affairs of the Company and who experiences a reduction in the shareholder's proportionate interest in the Company, both directly and by application of the foregoing constructive ownership rules, generally will not be deemed to have resulted in a distribution of a dividend under the rules set forth in Section 302(b)(1) of the Code. Accordingly, the federal income tax consequences to the Company's shareholders who exercise dissenters' rights will generally be as follows:


          (a) Assuming that the shares of common stock exchanged by a dissenting shareholder for cash in connection with the reincorporation are capital assets in the hands of the dissenting shareholder at the effective date of the reincorporation (and the exchange does not result in a distribution of a dividend under Section 302 of the Code), such dissenting shareholder may recognize a capital gain or loss by reason of the consummation of the reincorporation merger.



          (b) The capital gain or loss, if any, will be long-term with respect to shares of common stock held for more than twelve (12) months as of the effective date of the reincorporation, and short-term with respect to such shares held for twelve (12) months or less.



          (c) The amount of capital gain or loss to be recognized by each dissenting shareholder will be measured by the difference between the amount of cash received by such dissenting shareholder in connection with the exercise of dissenters' rights and such dissenting shareholder's adjusted tax basis in the common stock at the effective date of the reincorporation.


          (d) An individual's long-term capital gain is subject to federal income tax at a maximum rate of 20 percent, while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

          (e) A corporation's long-term capital gain is subject to federal income tax at a maximum rate of 35%, while any capital loss can be offset only against other capital gains in any tax year, subject to the carryback and carryforward rules of the Code.


     Cash payments made pursuant to the reincorporation will be reported to the extent required by the Code to dissenting shareholders and the IRS. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain dissenting shareholders by reason of the events specified in Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a dissenting shareholder to supply the Company or its agent with such dissenting shareholder's taxpayer identification number. Accordingly, Company dissenting shareholders (or other payees) will be asked to provide the dissenting shareholder's taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other dissenting shareholders of the Company) on a Form W-9 and to certify that such number is correct. Withholding may also apply to Company dissenting shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. Each dissenting shareholder of the Company, and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Company.


     THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU AS A RESULT OF THE PROPOSED TRANSACTIONS (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX
LAWS).

                   CERTAIN INFORMATION CONCERNING THE COMPANY

INCORPORATION BY REFERENCE

     The SEC allows us to "incorporate by reference" the information we file with the SEC, which means that we can disclose important information to you about the Company by referring you to documents that we have previously filed with the SEC. The information incorporated by reference is considered to be a part of this proxy statement. Any later information that we file with the SEC will automatically update and supersede the information contained in this proxy statement. If you desire a copy of any document incorporated by reference but not delivered to you as part of this proxy statement, upon written or oral request to Meteor Industries, Inc., 1401 Blake Street, Suite 200, Denver, CO 80202, attention: Richard E. Kisser, Secretary, telephone (303) 572-1135, a copy of such document(s) will be sent to you by first class mail or equally prompt means within one business day of receipt of such request.

     We incorporate by reference the documents listed below and any further filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

     - Annual Report on Form 10-K filed with the SEC on April 14, 2000;

     - Amended Annual Report on Form 10-K/A filed with the SEC on May 1, 2000;


     - Quarterly Reports on Form 10-Q for the quarters ending March 31, 2000, June 30, 2000 and September 30, 2000; and


     - Current Report on Form 8-K filed with the SEC on February 11, 2000


MARKET PRICE DATA



     Prices for Meteor common stock are as quoted on the NASDAQ SmallCap Market System.


BID PERIOD                                                    HIGH     LOW
----------                                                    -----   -----
Quarter Ended March 31, 1998................................  $4.38   $2.63
Quarter Ended June 30, 1998.................................  $4.50   $2.81
Quarter Ended September 30, 1998............................  $4.44   $3.63
Quarter Ended December 31, 1998.............................  $3.38   $3.00
Quarter Ended March 31, 1999................................  $3.00   $2.38
Quarter Ended June 30, 1999.................................  $3.50   $2.50
Quarter Ended September 30, 1999............................  $4.06   $3.13
Quarter Ended December 31, 1999.............................  $3.50   $2.63
Quarter Ended March 31, 2000................................  $3.13   $2.31
Quarter Ended June 30, 2000.................................  $4.88   $3.19
Quarter Ended September 30, 2000............................  $6.38   $4.69


     There are approximately 500 holders of the Company's common stock, of which approximately 425 hold their shares in "street name."


DIVIDENDS


     The Company has paid no cash dividends on its Common Stock and has no present intention of paying cash dividends in the foreseeable future. It is the present policy of the Board of Directors to retain all earnings to provide for the growth of the Company. Payment of cash dividends in the future will depend, among other things, upon the Company's future earnings, requirements for capital improvements and financial condition.

                       CERTAIN INFORMATION CONCERNING AIQ

OVERVIEW

     AIQ was incorporated under Minnesota law in 1996. Originally founded with the purpose of investing in privately-held companies, since early 1999 AIQ has been devoted to the development of products and services that provide Internet-based solutions to business problems. AIQ currently has or is developing two products, Epoxy(sm), a platform that connects a suite of e-business applications directly with a customers back end system and servers, and Active CC, which is designed to allow businesses to automate document content categorization. Through its recent acquisition of Edge Technologies Incorporated, AIQ has expanded the range of e-commerce enabling products it offers.


  Epoxy(sm)



     AIQ's Epoxy(sm) service provides an e-business platform that currently offers integrated e-commerce, customer relationship management (CRM), Account Tracking and e-marketplace connectivity. More services are being created through in-house development and partnerships with third parties. One such partnership is AIQ's relationship with IntraNet Solutions, Inc. to offer Web content management solutions to small and medium-sized businesses worldwide through the Epoxy(sm) platform. Epoxy(sm) is offered on a monthly subscription basis depending on the size of the business and the number of services subscribed to. AIQ's application software is built on the eXtensible Markup Language standard, or XML. Epoxy(sm) allows suppliers of all sizes to meet the challenges of a changing world. AIQ believes its Epoxy(sm) service gives customers the power and control they need to participate and effectively compete in e-business.


  Active CC


     Active CC is a proprietary technology developed by AIQ that will allow the customers of IntraNet Solutions, Inc. using its core Xpedio product to automate content categorization and expedite the document check in process. AIQ recently released Active CC to IntraNet Solutions for distribution to its existing customer base of over 1,500 companies at a price of $50,000 per license. Under the terms of the agreement with IntraNet Solutions, AIQ will receive as revenue approximately 30 percent of the proceeds from the sales of Active CC.


  Edge Technologies, Inc.

     In January 2001, AIQ completed its acquisition of Las Vegas-based Edge Technologies, Inc., which will continue as an operating subsidiary of AIQ. Edge Technologies is the creator of a fully integrated e-commerce website service called Account Wizard. AIQ is currently in the process of re-branding "Account Wizard" to be included within its Epoxy(sm) service. Account Wizard allows users to build a dynamic, secure, interactive website by extracting data from a variety of supported business accounting systems. The building process usually is minimal and is accompanied by full technical support from Edge. Through automated daily updates, an Account Wizard enabled website is self-maintaining. After the initial build, there is no need to enter transactions twice, since Account Wizard accesses the accounting system directly. AIQ intends to re-brand Account Wizard as part of its Epoxy(sm) services.

INDUSTRY BACKGROUND

     The Internet is changing the way business is conducted. To succeed in the new economy, AIQ believes that businesses must have the flexibility to adapt to and capitalize on the new markets and efficiencies created by e-business. The rise of net markets and e-procurement can both cost effectively broaden a supplier's reach and reduce process-related costs.

     AIQ expects the adoption of e-business techniques will have a profound effect throughout the industrialized world. Not only have industry giants embraced e-commerce by allocating large budgets to developing e-commerce sales channels, but thousands of pure Internet-based businesses have also emerged in recent years. E-commerce is progressively eliminating traditional barriers to entry, thereby eroding geographic boundaries and increasing customer choice and power. Entirely new business models now pose competitive threats to traditional market leaders. These competitive pressures force businesses to continuously advance their Internet commerce capabilities. AIQ believes that as the move toward e-commerce accelerates and the advantage becomes more apparent, a wide range of companies will be driven to become viable members of the new economy.

     E-procurement is leading the way as an area of rapid and extreme change in how businesses interact with each other. According to recent research by the Aberdeen Group implementing indirect automated procurement solutions will lead to dramatic economic benefits for any enterprises such as:

     - Companies implementing e-procurement solutions achieve a 5 to 15 percent drop in product costs and a 70 percent decrease in process costs.

     - An average cost of $30 is required to process an order through an e-procurement system, compared with $107 per requisition for orders processed manually.

     Larger companies have the financial luxury of being able to keep up with these rapid changes and trends. Middle market companies, however, must find innovative solutions in order to effectively participate in e-business.

THE EPOXY(SM) APPROACH

     Epoxy(sm) is a platform providing customers with quick and credible access to e-business services and applications. Epoxy(sm) provides a single point of integration to e-business and delivers on critical, business requirements: speed, flexibility, scalability, and real-time enterprise integration. AIQ believes that its Epoxy(sm) solution provides the following advantages to its customers:

     - Epoxy(sm) gives middle market companies within a specific industry the ability to expand their sales and distribution channels.

     - With Epoxy(sm), middle market companies have the ability to seamlessly connect and disseminate information to an ever-growing number of global net markets.

     - Epoxy(sm) manages the information relationship under a serviced-based model. This model allows middle market companies the ability to focus on their core business.

     - Epoxy(sm) provides companies the ability to seamlessly post data once, thus eliminating the multiple entry problem.

     - Businesses can leverage their existing technology infrastructure and processes quickly to collect relevant e-business information from wherever it resides in the enterprise-electronic resource planning systems, enterprise databases, or Word and Excel files.

     - Product information is transformed and delivered automatically to net markets and e-procurement systems using the XML formats and schemas they require.

     - Businesses maintain their competitive advantage by rapidly and incrementally updating product and pricing information across all channels.

     AIQ also provides a solution for trading exchanges that have not invested in a transaction standard for seller integration. Epoxy(sm) enables transaction exchanges to quickly access our seller community and to deliver other sellers a transaction standard for seamless integration. Epoxy(sm) transforms a static "infomediary" exchange to a dynamic hub for real-time transaction.

PRODUCTS AND SERVICES

     AIQ's Epoxy(sm) services provide real-time integration from the customer's systems into multiple e-business services and applications. The Epoxy(sm) platform offers customers multiple e-business services without investment in disparate transaction standards and e-business protocols. AIQ's solution offers the following benefits:

     - Increased sales opportunities

     - Direct integration into your host order management systems

     - Transparent communication of product and order information

     - Insurance against a dynamic, chaotic e-business landscape

     - Decreased processing costs -- the cost of processing an electronic order is dramatically lower than the cost of processing a phone or fax order

     - Tighter operating controls -- by using a single e-commerce system to serve multiple operations, you dramatically increase your return on investment while maintaining a high level of control over your entire operation.

     - Capacity to expand -- whether you require a system to support 10, 100, or 1,000 users, you can add more capacity as needed. As your product inventory grows, you can continue to add new information to your host database with no impact on Epoxy(sm).

     - Notification to your company of new markets and changes in the e-procurement landscape.

     - Transparent access to all net marketplaces regardless of the transaction standard or protocol.

AIQ'S STRATEGY

     AIQ believes it is a pioneer in bringing new Internet commerce solutions to market and in developing new services to deliver those solutions. Its objective is to provide the service infrastructure that supports a leading share of commerce conducted over the Internet for middle market companies.

     AIQ's technology integrates with the major-sized accounting/ERP software packages. AIQ plans on taking advantage of that current customer base and offer its service as an added value. To date AIQ has successfully integrated its solution with over 15 accounting/ERP packages.

     AIQ plans to develop its sales presence and market coverage through strategic alliances. It also intends to expand its distribution efforts by forming alliances with leading providers of complementary software and services, including VARs, ASPs, systems integrators, and Internet strategy consulting firms. AIQ's management expects to cultivate these relationships and others like them to

     - leverage its sales and marketing efforts for increased lead generation and revenues from a larger base of clients;

     - increase the number of trained professionals who can perform implementation and application management services for clients, thereby increasing the potential distribution volume of AIQ's service;

     - gain business expertise in targeted industries to assist clients with site implementations and to provide input for solutions development;

     - obtain technical expertise for developing new service functionality and capabilities.

     AIQ has identified several key indicators, or metrics, of financial performance for e-commerce sites. The Epoxy(sm) platform and the integrated e-commerce service provide the ability to track, analyze, and customize these performance metrics. AIQ plans to continue focusing on performance metrics as e-commerce evolves. Based on these metrics, AIQ intends on developing tools and techniques to evaluate e-commerce business opportunities and performance. AIQ also plans to provide interactive decision-making models that forecast potential return based on different configurations and features of the market-specific pricing function. In addition, AIQ expects to continue to prioritize its development efforts based on areas its management identifies as providing the most significant contributions to the financial success of e-business efforts to promote its clients' and its own competitive advantage.

     AIQ's strategy includes focusing on specific vertical markets to gain domain expertise. It initially plans to focus on the medical suppliers industry with development efforts in the following vertical markets; electronics, maintenance repair and operating supplies, hospitality & leisure, and agriculture.

TECHNOLOGY

     Epoxy(sm) is built upon an innovative solutions architecture that combines AIQ's advanced Java and XML expertise with experience in the development of legacy ERP software. Over 30 man-years of technical development has been invested in the various components and modules of its architecture.

  Accounting/ERP Data Conversion Engine

     The Data Conversion Engine consists of a series of modules, processors, and XML composition tools to collect, manipulate, and standardize information stored throughout a customer's enterprise.

     The adapter collects data using database APIs such as ODBC and JDBC, application APIs, and XML messaging. The Epoxy(sm) Adapter provides secure, reliable retrieval of both structured and unstructured data sources from local and remote data repositories. Because it integrates seamlessly and unobtrusively with a customer's existing infrastructure, there's no need to adapt business processes to Epoxy(sm).

     Structured data can be collected from relational databases, ERP systems, office productivity applications like spreadsheets, and standardized reports and web pages, as well as enterprise applications.

     Using sophisticated text processing and pattern matching capabilities, the Epoxy(sm) Adapter can even retrieve information from inconsistent formats like desktop publishing and word processing applications, as well HTML and XML pages.

     Currently modules for the following accounting/ERP software publishers are available: AccountMate, Business Vision, Accounting Central, Accura Software, New Data Systems, CCI Software, Champion Business Systems, Cougar Mountain Software, Millennium Software, Positive Software, Red Wing Business Systems, and Uptrends Management Software, with further modules and relationships being created.

SALES AND MARKETING

  Sales Strategy

     AIQ will focus its sales effort on accounting firms, value-added resellers, and systems integrators. Through intensive seminars and training on the Epoxy(sm) platform AIQ intends to leverage its partners' existing sales channels.

     A key element of this strategy is to leverage its channel and alliance partners for the distribution of its Epoxy(sm) services. AIQ intends to target middle market companies, new businesses planning to use the Internet as a significant business channel and primarily, companies in the distribution and manufacturing industries.

  Marketing Strategy

     AIQ is engaged in a variety of marketing activities, including strategy development, corporate and product marketing, market research, and market launch. AIQ uses a broad mix of programs, targeting its efforts in the following areas:

     - brand-building and marketplace awareness;

     - generating and developing client leads;

     - educating the market on the advantages of the Epoxy(sm) platform ;

     - building and enhancing relationships with press, media, and industry analysts;

     - co-branding AIQ's service with other respected technology solutions.

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

     AIQ produces a variety of materials, including brochures, white papers, presentations, and demonstrations. AIQ also leverages its strategic partners through joint marketing activities.

STRATEGIC RELATIONSHIPS

  IntraNet Solutions

     IntraNet Solutions, Inc. (www.IntraNetsolutions.com) headquartered in Eden Prairie, Minnesota, offers web content management solutions for intranet, extranet, and Internet applications. IntraNet Solutions' products are preferred by customers because they deliver key benefits, such as rapid deployment and return on investment, ease of use, enterprise-strength scalability and security, and a commitment to web-based standards. In 1997, IntraNet Solutions launched the first web-based document and content management software product that was built especially for the web environment. In 1999, the company introduced its Xpedio Content Management product line, the first end-to-end content management solution for the enterprise. IntraNet Solutions and its subsidiary, InfoAccess, have a combined user base of 800 enterprise server customers. Key customers include Agilent Technologies, Allina Health System, British Aerospace Airbus, Ltd., Cargill Financial Services Corporation, Dayton Hudson Corporation, Ericsson Telecom AB, Furon, GE Capital Corporation, Honeywell Engines and Systems, Land O' Lakes, Network Solutions, and Toyota.

     AIQ has created a proprietary technology for IntraNet Solutions that will allow Xpedio customers to automate content categorization and expedite the document check in process. The product will be released in conjunction with the release of Xpedio 4.5. AIQ is also licensing the Xpedio product with content servers from IntraNet Solutions for use in content management modules of AIQ's service. AIQ will use the Xpedio solution to help manage unstructured product-and sales-related data the supplier wants to push through the net markets. AIQ also recently became a non-exclusive reseller of Xpedio, as well as IntraNet Solution's Content Categorizer and Dynamic Converter products. Pursuant to its agreements with IntraNet, AIQ is entitled to a 40 percent discount off of IntraNet Solutions' list price for purchases of IntraNet Solution's products, as well as a 20 percent discount from the list price for maintenance and support fees. Additionally, AIQ will receive a fee for referring customers to IntraNet Solutions.

  AccountMate Software Corporation

     AIQ has established a business partnership with AccountMate Software Corporation of Novato, California. Through this partnership, AIQ intends to ensure the continued technical exchange between the two companies as AIQ develops its adapter modules, which integrate seamlessly with AccountMate's Visual AccountMate product line. In addition, AccountMate will actively market the Epoxy(SM) solution to its sales force of over 1,000 VARs and from there to its customer base of over 120,000 installations in over 200 industries worldwide. Since its inception in 1984, AccountMate has earned an outstanding reputation throughout the industry for development of leading-edge, modifiable accounting solutions designed for businesses of virtually every type and size, from small startups all the way to divisions of Fortune 1000 corporations. Some of the more notable end users of AccountMate products include Magic Johnson Foundation, Citicorp, Exxon, United Cerebral Palsy, MGM, McDonalds, Johnson & Johnson, Jockey International, NATO, Smithsonian Institute, Sarah Lee Direct, Holiday Inn, and the United Way Agency. AccountMate Software Corporation also maintains strategic corporate alliances with Microsoft Corporation and IBM.

INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS

     AIQ may file patent registration applications covering its core technology concepts and intends to institute a patent program to reward patent contributions from its staff and properly identify and protect new inventions. AIQ may also make international filings of selected patent applications to protect its intellectual property rights overseas. It will protect its copyrights, service marks, trademarks, and trade secrets through the combination of existing laws and tactical contractual restrictions such as confidentiality or nondisclosure agreements. AIQ plans to register its trademarks and service marks in the United States and internationally.

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

However, effective trademark, service mark, copyright, and trade secret protection may not be available in every country in which AIQ's services are made available online.

COMPETITION

     AIQ's competitors vary in size, in the scope and breadth of their products and services, and in their technical, financial, and human resources. It has three primary sources of competition:

     - in-house development efforts by potential clients and systems integration firms that build customized solutions using development platform application server products;

     - Internet application software vendors such as Art Technology Group, BroadVision, Ariba, Commerce One, TRADE'ex, InterWorld, OpenMarket, and Vignette;

     - vendors of platform application server products and sell-side solutions similar to ours, such as Web Methods, Acta, Cailco, Comergent, Order Fusion and Firepond.

     In addition, AIQ faces potential competition from vendors of other Internet commerce software applications as they expand the functionality of their product offerings. These vendors may include Allaire Corporation and other vendors of software designed to enable Internet commerce or management of customer relationships.

EMPLOYEES

     AIQ currently has 20 employees: a chief executive officer/chief financial officer, a president/chief operating officer, an executive vice president, a vice president of strategic development, a vice president of engineering, a vice president of AIQ's Edge Technologies subsidiary, a vice president of sales of Edge Technologies, a vice president of vertical sales, a director of marketing, a director of channel programming, an accountant/controller, an office manager, and 8 software engineers. AIQ continues to look to employ key information technology professionals and hire independent contractors to develop and market its products.

FACILITIES

     AIQ's corporate headquarters are located at 601 Carlson Parkway, Minnetonka, Minnesota. AIQ also maintains an engineering facility located at 54 Middlesex Turnpike, Bedford, Massachusetts. The Massachusetts facility houses nearly all of AIQ's operations, including the partner support and programming and development staff. As a result of its recent acquisition of Edge Technologies, Inc., AIQ also leases offices space in Las Vegas, Nevada, from which Edge Technologies' operations are conducted.

LEGAL PROCEEDINGS

     To AIQ's knowledge, it is not involved in any material legal actions and there is no threatened litigation against AIQ.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

  Overview

     AIQ was incorporated in Minnesota on April 11, 1996, and is a development stage company. AIQ provides Internet commerce application software and services. Since its inception, AIQ's efforts have been devoted to the development of its business plan and raising capital.

     AIQ is in the development stage and has yet to generate any significant revenues. Substantial time may pass before AIQ realizes significant revenues, if any. Further, during the period required to develop significant revenues, AIQ may require additional funds that may not be available. AIQ is subject to risks and uncertainties common to growing technology-based companies, including rapid technological change, growth and commercial acceptance of the Internet, dependence on suppliers and users for product, new product

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

development, new product introductions and other activities of competitors, dependence on key personnel, security and privacy issues, dependence on strategic relationships and limited operating history.

  Results of Operations for the Years Ended December 31, 1997, 1998 and 1999,. and the Nine Months Ended September 30, 1999 and 2000

     Revenues -- AIQ had no revenues for the period from April 11, 1996 (inception) to December 31, 1999.

     Costs and Expenses -- For the year ended December 31, 1997, AIQ had a net income of $8,167 compared with a net loss of $144,492 for the year ended December 31, 1998. In 1997, AIQ realized a gain on certain available-for-sale securities and had limited operating activities. The net loss for the year ended December 31, 1998 is primarily attributed to a realized loss on certain available-for-sale securities and limited operating activities.

     For the year ended December 31, 1998, AIQ had a net loss of $144,492 compared with a net loss of $461,981 for the year ended December 31, 1999. The net loss for the year ended December 31, 1999 is largely attributed to additional expenses incurred as AIQ increased its corporate overhead structure for the development of Internet commerce application products.

     For the nine months ended September 30, 1999, AIQ had a net loss of $99,722 compared to a net loss of $2,020,954 for the nine months ended September 30, 2000. The net loss for the nine months ended September 30, 2000, is largely attributable to additional expenses incurred as AIQ increased its corporate overhead structure for the development of internet commerce applications.

  Liquidity and Capital Resources

     AIQ has met its capital requirements through stockholder advances, issuance of common stock for property, conversion of debt to equity, private placement of common stock, the sale of common stock and issuance of common stock for services.

     In 1999, AIQ received net stockholder advances of $55,000.

     In May 1999, AIQ issued 83,333 shares of common stock valued at $.75 per share in exchange for intellectual property.

     In August 1999, AIQ converted $47,180 of debt to additional paid-in capital.

     During August through September 1999, AIQ issued 88,266 shares of common stock at $1.50 per share through a private placement, resulting in $132,400 of net proceeds.

     In October and November 1999, AIQ issued 23,000 shares of common stock at $37.50 per share, resulting in $503,750 in net proceeds (net of a stock subscription receivable of $328,750).

     In March 2000, AIQ issued 4,667 shares of common stock at $37.50 per share, resulting in $175,000 in net proceeds.

     In June 2000, AIQ issued 1,789,633 shares of common stock at $.38 per share, resulting in $670,862 in net proceeds.

     In July 2000, AIQ issued 151,200 shares of common stock at $2.50 per share, resulting in $378,000 in net proceeds.

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

     In August through September 2000, AIQ issued 749,864 shares of common stock at $2.75 per share, resulting in $1,645,977 in net proceeds.

     For the year ended December 31, 1997, AIQ used $24,167 in cash flows for operating activities. For the year ended December 31, 1998, AIQ received $41,232 in cash flows from operating activities. For the year ended December 31, 1999, AIQ used $292,736 in cash flows for operating activities. For the nine months ended September 30, 1999, AIQ used $76,168 in cash flows for operating activities. For the nine months ended September 30, 2000, AIQ used $1,420,771 in cash flows for operating activities.

     Since inception, AIQ's principal capital requirements have been the funding of its development activities. There is no assurance that additional capital will be available on terms acceptable or favorable to AIQ.

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

                                  RISK FACTORS

     You are urged to read and carefully consider the following risk factors in deciding whether to approve the Merger.

RISKS RELATING TO THE MERGER

  The Company may not realize the anticipated benefits of the Merger and is selling its operating assets to a related party.


     As a condition of the Merger, the Company is selling all of its assets and its petroleum related business operations. Capco, the purchaser, is also the Company's largest shareholder. Three of the Company's board members are members of the board of directors of Capco, and Capco is not withdrawing from the independent petroleum product distribution business. The Company is taking the consideration paid by Capco in the Asset Sale and investing it, by way of the Merger in AIQ, a development stage company. The Company's decision to withdraw from the petroleum related business may be premature. Economic conditions change quickly, and AIQ's business plan may never be realized. It is possible that the Company has decided to sell its assets to a related party at the bottom of the economic cycle for independent petroleum distributors while investing the proceeds in a "B2B" Internet company at the top of the market.



     Nevertheless, the Company's board of directors believes that selling the Company's current business operations and implementing AIQ's business will permit the combined companies to achieve a greater level of success than is possible with the Company's current business. However, AIQ is still a development stage company with no significant operating history on which to base an evaluation of its business and prospects. Accordingly, there can be no assurance that, following the Merger, the Company will ever be successful.


  The Merger will dilute your percentage ownership of the Company's common stock.


     The Merger will dilute the percentage ownership held by the Company's shareholders when compared to their ownership prior to the Merger. Based upon the estimated capitalization of both the Company and AIQ, at the effective time of the Merger the Company's shareholders will hold approximately 51 percent of the Company's outstanding capital stock following the Merger, and 56 percent of the Company's capital stock on a fully-diluted basis after giving effect to the issuance of the shares and warrants to AIQ shareholders and the assumption of AIQ's options and warrants outstanding prior to the Merger.


  The aggregate number of shares of the Company's common stock issued to AIQ shareholders in the Merger is fixed and will not be adjusted in the event of any change in the stock price.


     Under the Merger Agreement, each outstanding share of AIQ common stock will be exchanged for one share of the Company's common stock (giving effect for the proposed reincorporation), plus each AIQ shareholder will receive a warrant to purchase two more shares of Company common stock at a fixed price of $5.50 per share for every three shares of AIQ common stock held by such shareholder. The Company will also assume all outstanding options and warrants to purchase AIQ common stock at the price determined in the respective option and warrant agreements. Notwithstanding a potential adjustment to the aggregate number of shares issued to AIQ shareholders as a result of the amount of cash the Company has available at the effective time of the Merger, the number of shares and warrants issued to AIQ shareholders in the Merger is fixed and will not be adjusted for any fluctuation in the market price of the Company's common stock.


  Even following the Merger the Company may be exposed to liabilities resulting from its current business operations.


     As a condition to the proposed merger with AIQ, the Company must dispose of all of its assets (except for a minimum of $4.5 million of cash) and liabilities, known or unknown, contingent or otherwise. Pursuant to the Company's stock purchase agreement with Capco, Capco has agreed to indemnify the Company for all liabilities, including all liabilities that may have arisen prior to the closing of the Asset Sale. Even though Meteor will have disposed of all such liabilities, there can be no assurance that Capco will be able or even


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

willing to pay such liabilities. In that case, the Company (as the surviving corporation in the Merger) may be responsible for satisfying any such liabilities. In particular, because the nature of the Company's existing business, there is potential that the Company and its operating subsidiaries could be exposed to governmental and third party liability resulting from violations of state and federal environmental protection laws. AIQ's management has indicated that it intends to purchase insurance to protect the post-Merger Company against liabilities under environmental laws that may have arisen prior to the effective time of the Merger. However, there can be no assurance that such insurance will be available at an acceptable cost or that it will adequately protect against such environmental liabilities.

  The Company's common stock could be delisted from the Nasdaq Small Cap Market System.

     As a result of our proposal to dispose of all of our assets, the merger with AIQ and the change in our business operations, we may be delisted from the Nasdaq SmallCap Market upon completion of the Asset Sale and Merger and informed by Nasdaq that we must reapply for listing on the SmallCap Market. If we are required to reapply for Nasdaq listing, there is no assurance that we will be able to meet all of Nasdaq's initial listing requirements. Although continued listing on Nasdaq is a condition to our and AIQ's obligations to consummate the Merger, both parties may agree to waive this condition and complete the Merger anyway.

     In that event our common stock is delisted from the Nasdaq SmallCap Market and we and AIQ nevertheless agree to proceed with the Merger, trading, if any, in our common stock would thereafter be conducted in the over-the-counter markets in the so-called "pink sheets" or in the National Association of Securities Dealers' "Electronic Bulletin Board." Consequently, the liquidity of our common stock would likely be significantly impaired, not only in the number of shares which could be bought and sold, but also through delays in the timing of the transactions, reduction in coverage by securities analysts and the news media, and lower prices for our common stock that might otherwise prevail. In addition, our common stock would likely become subject to the SEC's rules relating to "penny stocks." These rules require broker-dealers to make special suitability determinations for purchasers other than established customers and certain institutional investors and to receive the purchasers' prior written consent for a purchase transaction prior to sale. These "penny stock rules" may therefore adversely affect the ability of broker-dealers to sell our common stock and may adversely affect your ability to sell shares of our common stock in the secondary market.

RISK FACTORS RELATING TO AIQ'S BUSINESS

  AIQ has no meaningful operating history on which the evaluate its business or prospects.

     AIQ was formed in April 1996 under a different name. Its original business plan contemplated investments in newly organized privately-held businesses, however AIQ's management ultimately determined to allocate all of its resources toward the development of the company's technology. AIQ has no operating history on which you can base an evaluation of its business and prospects. Accordingly, its business prospects must be considered in the light of the risks, uncertainties, expenses and difficulties frequently encountered by companies in their early stages of development, particularly companies in new and rapidly evolving markets, such as online commerce, using new and unproven business models. These risks include AIQ's:

     - substantial dependence on products with only limited market acceptance;

     - need to create sales and support organizations;

     - competition;

     - need to manage changing operations;

     - customer concentration;

     - reliance on strategic relationships; and

     - dependence on key personnel.

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

     AIQ also depends heavily on the growing use of the Internet for commerce and communication and on general economic conditions. AIQ's management cannot be certain that its business strategy will be successful or that it will successfully address these risks.

  AIQ's management anticipates incurring losses for the foreseeable future.

     For the nine months ended September 30, 2000, AIQ had a net loss of $2,020,954, and since its inception in April 1996 through September 30, 2000, AIQ has incurred an aggregate net loss of $2,655,966. As of September 30, 2000, AIQ had total assets of $2,278,052. Its management expects operating losses to continue for the foreseeable future and there can be no assurance that it will ever be able to operate profitably. Furthermore, to the extent AIQ's business strategy is successful, it must manage the transition to higher volume operations, which will require it to control overhead expenses and add necessary personnel.

  AIQ's success depends, in part, on its ability to successfully integrate Edge Technologies with its business plan.

     On January 12, 2001, AIQ acquired Edge Technologies, Inc. AIQ is currently integrating the business and products of Edge Technologies, including its Account Wizard software application, with AIQ's existing business and products. AIQ may incur unanticipated costs in the course of this integration. In addition, the integration of Edge Technologies with AIQ's operations involves the following risks:

     - failure to develop complementary product offerings and marketing strategies;

     - failure to maintain the customer relationships of Edge Technologies;

     - failure to retain the employees of Edge Technologies;

     - failure to effectively coordinate product development efforts;

     - diversion of management's time and attention from other aspects of AIQ's business; and

     - failure to manage operations that are geographically diverse.

AIQ cannot be sure that it will be successful in integrating the business and products of Edge Technologies with its business and products. If AIQ is not, its business, operating results and financial condition may be materially adversely affected.

  The success of AIQ's Active CC product is solely dependent on the efforts of a third party.

     AIQ recently completed the development of its Active CC product and has licensed the product to IntraNet Solutions, Inc. Active CC was designed to allow IntraNet Solutions to use its core Xpedio(TM) product to automate content categorization and expedite the document check-in process. Although Active CC has been released to IntraNet, there is no assurance that AIQ's efforts to develop the product will be successful. The marketing of Active CC will be solely dependent upon the efforts of IntraNet Solutions. In addition to the high-risk nature of any product introduction, there is no assurance that IntraNet Solutions will devote the resources necessary in order for AIQ to derive any significant revenue from Active CC. If IntraNet Solutions is unsuccessful in its marketing of this product, AIQ's financial condition may be materially adversely affected.

  AIQ relies heavily on third-party systems and its strategic relationships.

     AIQ licenses key elements of its services from third parties, including IntraNet Solution's Xpedio.(TM) Termination of such licenses would adversely affect AIQ's business.

     AIQ believes that its success in penetrating its target markets depends in part on its ability to develop and maintain strategic relationships with key software vendors, distribution partners and customers, including Intranet Solutions. AIQ's management believes these relationships are important in order to validate AIQ's technology, facilitate broad market acceptance of its products, and enhance its sales, marketing and

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

distribution capabilities. If AIQ is unable to develop key relationships or maintain and enhance existing relationships, it may have difficulty selling its products and services.

     AIQ will also possibly license minor components from others such as reporting functions, charting functions and security features and incorporate them into our products. If these licensed components are not maintained, it could impair the functionality of AIQ's products and require it to obtain alternative products from other sources or to develop this software internally, either of which could involve costs and delays as well as diversion of engineering resources.

  Following the Merger the Company will require future financings in order to complete the development of AIQ's products and services, which may not be available on acceptable terms.

     When the proposed merger with Meteor is consummated, AIQ anticipates that further financing will be needed in approximately 12 months in order to complete development of AIQ's products and develop our brand and services. Product development, brand development and other aspects of Internet-related businesses are extremely expensive, and there is no precise way to predict when further financing will be needed or how much will be needed. Moreover, there can be no guarantee that the additional financing will be available when needed. If it is not available, the Company may be forced to discontinue its business, and your investment may be lost. If the financing is available only at a low valuation of the Company, your investment may be substantially diluted. The continued health of the market for Internet-related securities and other factors beyond the Company's control will have a major impact on the valuation of the Company when it raises capital in the future.

  If the Merger is completed, the Company's future success is highly dependent on the continued availability of AIQ's key employees.

     In connection with the continued development of AIQ's products and services, it is substantially dependent upon on the continued service of its existing engineering personnel. However, there is currently a great demand for the services of software engineers and, accordingly, one or more of AIQ's engineers may receive and accept an employment offer from another technology company. Although AIQ's engineers have entered into confidentiality and invention assignment agreements, none have entered into noncompete agreements with AIQ. The loss of one or more of AIQ's engineers could delay the ongoing development of its products and services, which would adversely affect its business.

  Potential fluctuations in results of operations; difficulty in predicting results of operations

     AIQ expects its anticipated revenues and operating results to vary significantly from quarter to quarter. As a result, quarter-to-quarter comparisons of AIQ's revenues and operating results may not be meaningful. In addition, due to the fact that it has no operating history with its new and unproven technology, AIQ cannot predict its future revenues or results of operations accurately.

     AIQ's current and future expense levels are based largely on its investment plans and estimates of future revenues and are, to a large extent, fixed. Accordingly, it may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall, and any significant shortfall in revenues relative to its planned expenditures could have an immediate adverse effect on AIQ's business and results of operations.

     Lack of operating history and rapid growth makes it difficult for AIQ's management to assess the effect of seasonality and other factors outside AIQ's control. Nevertheless, AIQ expects its business to be subject to fluctuations, reflecting a combination of various Internet-related factors.

  AIQ's inability to develop successful customer relationships will hinder its profitability.

     As stated above, the success of AIQ's Active CC product is dependent upon Intranet Solutions' ability to sublicense the product to its customers. AIQ also intends to establish relationships with various types of customers and partners, such as e-Business portal customers, vertical market makers, technology partners, consulting partners and value-added resellers. Each of these relationships will involve negotiation of terms and

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

fees. AIQ cannot be certain that it will be able to negotiate profitable relationships or that it can successfully fulfill its obligations under development agreements that will allow it to continue these relationships.

  Risks associated with new products, features and functions

     An essential part of AIQ's growth strategy requires that new products with a broader range of features be developed. AIQ expects to incur substantial expense and use significant resources in trying to expand the type and range of the products that it offers. However, AIQ may not be able to attract customers to purchase them. In addition, if end-users do not favorably receive the products and services AIQ has developed, our reputation and the value of the ActiveIQ Technologies, Inc. brand could be damaged.

  Risks associated with brand development

     AIQ's management believes that recognition and a favorable end-user perception of the ActiveIQ-enabled applications are essential to AIQ's future success. Successful positioning of AIQ's brand will largely depend on:

     - the success of AIQ's advertising and promotional efforts;

     - an increase in sales of ActiveIQ-based products and services including the Epoxy(sm) services; and

     - AIQ's ability to continue to provide high quality applications.

     AIQ believes that end-users will associate the ActiveIQ brand primarily with better, intelligent applications. To grow its business, AIQ believes it needs to expand awareness of the ActiveIQ brand to a wide range of applications.

     To increase awareness of the ActiveIQ brand and expand it to a wide range of services, AIQ may need to spend significant amounts on advertising and promotion. These expenditures may not result in a sufficient increase in revenues to cover such advertising and promotion expenses. In addition, even if brand recognition increases, sales of ActiveIQ-based products may not increase.

  AIQ's markets are highly competitive

     AIQ competes in markets that are new, intensely competitive, highly fragmented and rapidly changing. AIQ faces competition in the overall Internet, Corporate Intranet and Extranet infrastructure market as well as the Internet search segments of this market. AIQ will experience increased competition from current and potential competitors, many of which have significantly greater financial, technical, marketing and other resources.

     AIQ competes with a number of companies to provide intelligent software-based solutions, many of which have operated services in the market for a longer period, have greater financial resources, have established marketing relationships with leading online software vendors, and have secured greater presence in distribution channels.

     AIQ's business does not depend on significant amounts of proprietary rights and, therefore, its technology does not pose a significant entry barrier to potential competitors. Additionally, its competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements than AIQ can. In addition, AIQ's current and potential competitors may bundle their products with other software or hardware, including operating systems and browsers, in a manner that may discourage users from purchasing services and products offered by AIQ. Also, current and potential competitors have greater name recognition, more extensive customer bases that could be leveraged, and access to proprietary content. Increased competition could result in price reductions, fewer customer orders, fewer search queries served, reduced gross margins and loss of market share.

  E-business technology is rapidly changing

     The Internet, Corporate Intranet and Extranet infrastructure market is characterized by rapid technological change, frequent new product introductions, changes in customer requirements and evolving industry standards. The introduction of products embodying new technologies and the emergence of new industry standards could render our existing products obsolete. AIQ's future success will depend upon its ability to develop and introduce a variety of new products and product enhancements to address the increasingly sophisticated needs of its customers. AIQ may be unable to develop any products on a timely basis, or at all, and it may experience delays in releasing new products and product enhancements. Material delays in introducing new products and enhancements may cause AIQ customers to forego purchases of our products and purchase those of its competitors.

  AIQ needs to create and grow its sales and support organizations

     AIQ will need to create and substantially grow its direct and indirect sales operations, both domestically and internationally, in order to create and increase market awareness and sales of its products. AIQ's products and services will require a sophisticated sales effort targeted at several people within its prospective customers. Competition for qualified sales personnel is intense, and AIQ might not be able to hire the kind and number of sales personnel it is targeting. In addition, AIQ's management believes that its future success is dependent upon establishing successful relationships with a variety of distribution partners, including value added resellers. AIQ cannot be certain that it will be able to reach agreement with additional distribution partners on a timely basis or at all, or that these distribution partners will devote adequate resources to selling AIQ's products. There is also no assurance that AIQ's pricing model relating to its EpoxySM product will be accepted by AIQ's customers.

     Similarly, the anticipated complexity of AIQ's products and services and the difficulty of customizing them require highly trained customer service and support personnel. AIQ will need to hire staff for its customer service and support organization. Hiring customer service and support personnel is very competitive in AIQ's industry due to the limited number of people available with the necessary technical skills and understanding of the Internet.

  AIQ's initial revenues will be dependent on a small group of customers

     AIQ anticipates that initially, a substantial portion of its revenues, if any, will come from revenues from its Edge Technologies subsidiary, as well as revenues from its relationship with IntraNet Solutions and a limited number of other customers. AIQ's management also expects that a small number of customers will continue to account for a substantial portion of revenues for the foreseeable future. As a result, if AIQ loses a major customer, or if there is a decline in usage of any customer's service, AIQ's revenues would be adversely affected. In addition, AIQ cannot be certain that customers that will account for significant revenues, individually or as a group, will continue to generate revenues in any future period.

  AIQ's future success is dependent on the management of its potential growth

     AIQ's ability to successfully offer products and services and implement its business plan in a rapidly evolving market requires an effective planning and management process. Rapid growth will place a significant strain on AIQ's management systems and resources. AIQ's management expects that they will need to continually improve AIQ's financial and managerial controls and reporting systems and procedures, and will need to continue to expand, train and manage AIQ's work force. Furthermore, AIQ expects that it will be required to manage multiple relationships with various customers and other third parties.

  AIQ's success depends on its ability to retain and recruit key personnel

     AIQ's products and technologies are complex and it is substantially dependent upon the continued service of its existing engineering personnel. AIQ is also highly dependent on Kenneth Brimmer, its Chairman and Chief Executive Officer, and Pete Rockers, its President and Chief Operating Officer. AIQ also expects to continue to add other important personnel in the near future. The loss of any of those individuals may have a material adverse impact on its business. AIQ intends to hire a significant number of sales, support, marketing, and research and development personnel in calendar 2001 and beyond. Competition for these individuals is intense, and AIQ may not be able to attract, assimilate or retain additional highly qualified personnel in the future. AIQ's future success also depends upon the continued service of its executive officers and other key sales, marketing and support personnel.

  Some of AIQ's revenues will be derived from license agreements, which may be disputed

     AIQ anticipates that it will license its products, portions of its products and intellectual property, including any patents, to third parties. If the nature or scope of such licenses are disputed, AIQ will be compelled to institute proceedings to enforce its rights either under the licensing agreement or under patent laws. Such proceedings are generally time-consuming and expensive, and may distract management from AIQ's other business issues.

  AIQ's success depends on its ability to protect its proprietary technology

     If AIQ is unable to protect its intellectual property, or incurs significant expense in doing so, its business, operating results and financial condition may be materially adversely affected. Any steps AIQ takes to protect its intellectual property may be inadequate, time consuming and expensive. AIQ currently has no patents, registered trademarks or service marks or pending patent, trademark or service mark applications. Without significant patent, trademark, service mark or copyright protection, AIQ may be vulnerable to competitors who develop functionally equivalent products and services. AIQ may also be subject to claims that its products infringe on the intellectual property rights of others. Any such claim may have a material adverse effect on AIQ's business, operating results and financial condition.

     AIQ's success and ability to compete are substantially dependent upon its internally developed products and services, which it intends to protect through a combination of patent, copyright, trade secret and trademark law. AIQ generally enters into confidentiality or license agreements with its employees, consultants and corporate partners, and generally control access to and distribution of its software, documentation and other proprietary information. Despite AIQ's efforts to protect its proprietary rights, unauthorized parties may attempt to copy or otherwise obtain and use its products or technology. As with any knowledge-based product, AIQ anticipates that policing unauthorized use of its products will be difficult, and it cannot be certain that the steps it intends to take to prevent misappropriation of its technology, particularly in foreign countries where the laws may not protect our proprietary rights as fully as in the United States, will be successful. Other businesses may also independently develop substantially equivalent information.

  AIQ's technology may infringe on the proprietary rights of others


     AIQ also anticipates that software product developers will be increasingly subject to infringement claims due to growth in the number of products and competitors in its industry, and the overlap in functionality of products in different industries. AIQ also believes that many of its competitors in the intelligent applications business have filed or intend to file patent applications covering aspects of their technology that they may claim AIQ's technology infringes. AIQ cannot be certain that these competitors or other third parties will not make a claim of infringement against it with respect to AIQ's products and technology. Any infringement claim, regardless of its merit, could be time-consuming, expensive to defend, or require AIQ to enter into royalty or licensing agreements. Such royalty and licensing agreements may not be available on commercially favorable terms, or at all. AIQ is not currently involved in any intellectual property litigation.


     AIQ's products and services operate in part by making copies of material available on the Internet and other networks and making this material available to end users. This creates the potential for claims to be made against AIQ (either directly or through contractual indemnification provisions with customers) for defamation, negligence, copyright or trademark infringement, personal injury, invasion of privacy or other legal theories based on the nature, content or copying of these materials. These claims have been brought, and sometimes successfully pressed, against online service providers in the past. Although AIQ will carry general liability insurance, that insurance may not cover potential claims of this type or may not be adequate to protect AIQ from all liability that may be imposed.

  Government regulation and legal uncertainties

     Laws and regulations directly applicable to communications or commerce over the Internet are becoming more prevalent. Recent sessions of the United States Congress have resulted in Internet laws regarding children's privacy, copyrights, taxation and the transmission of sexually explicit material. The European Union recently enacted its own privacy regulations. The law of the Internet, however, remains largely unsettled, even in areas where there has been some legislative action. It may take years to determine whether and how existing laws such as those governing intellectual property, privacy, libel and taxation apply to the Internet. In addition, the growth and development of the market for online commerce may prompt calls for more stringent consumer protection laws, both in the United States and abroad, that may impose additional burdens on companies conducting business online. The adoption or modification of laws or regulations relating to the Internet could adversely affect AIQ's business.

  Potential acquisitions may consume significant resources

     While AIQ has no current agreements with respect to any potential acquisitions, AIQ may make acquisitions following the Merger. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations and products, diversion of management's attention to other business concerns, amortization of acquired intangible assets and potential loss of key employees of acquired businesses. No assurance can be given as to the ability of AIQ to consummate any acquisitions or integrate successfully any operations, personnel, services or products that might be acquired in the future, and the failure of AIQ to do so could have a material adverse effect on AIQ's business, financial condition and operating results.

             PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


     The following pro forma unaudited consolidated financial information consists of Pro Forma Unaudited Consolidated Statements of Operations of Meteor Industries, Inc. for the year ended December 31, 1999 and for the nine months ended September 30, 2000 and a Pro Forma Unaudited Consolidated Balance Sheet of Meteor Industries, Inc. as of September 30, 2000. The unaudited Pro Forma Consolidated Financial Statements give effect to the proposed acquisition of activeIQ Technologies, Inc. (a development stage company) by Meteor Industries, Inc., and the effect of the acquisition of Edge Technologies Incorporated by activeIQ Technologies, Inc. The Pro Forma Unaudited Consolidated Statements of Operations give effect to the acquisitions as if they occurred on January 1, 1999. The Pro Forma Unaudited Consolidated Balance Sheets give effect to the acquisitions as if they occurred on September 30, 2000.



     On October 26, 2000, Meteor Industries, Inc. entered into a letter of intent to merge with activeIQ Technologies, Inc. and on January 11, 2001, the parties executed a definitive Merger Agreement. The Merger Agreement requires Meteor Industries, Inc. to issue each shareholder of activeIQ Technologies, Inc. one share of Meteor Industries, Inc. common stock and a common stock warrant to purchase two-thirds of a share of Meteor Industries common stock at a price of $5.50 per full share in exchange for each common share of activeIQ Technologies, Inc. The Merger Agreement further contemplates the satisfaction of certain conditions to the closing of the transaction, including the requirements that Meteor Industries, Inc. will (a) have sold all of its assets relating to its current operations (including all of its operating subsidiaries), (b) have no debt or payables and (c) have at least $4.5 million in cash available. As a condition of the merger, Meteor Industries, Inc. has purchased 400,000 shares of activeIQ Technologies, Inc. of common stock for $1.1 million in cash. To finance this purchase and obtain additional working capital, Meteor Industries, Inc. intends to sell to accredited investors, some of which are current shareholders of Meteor Industries, Inc., 120,000 units of its securities (of which 73,333 units have already been sold) at a price of $15 per unit, each unit consisting of 5 shares of Meteor Industries, Inc. common stock and a warrant to purchase 3 shares of Meteor Industries, Inc. common stock at a price of $5.50 per share. The merger is subject to several conditions including shareholder approval and regulatory approvals.



     In January 2001, activeIQ Technologies, Inc. acquired 100% of the stock of Edge Technologies Incorporated. activeIQ Technologies, Inc. issued 325,000 shares of activeIQ Technologies, Inc. common stock and paid $300,000 of cash. In addition, if activeIQ Technologies, Inc. merges with a publicly traded company within 120 days of the merger date, Edge Technologies Incorporated shareholders will receive an additional 225,000 shares of common stock of activeIQ Technologies and an additional $400,000 in cash. If, however, activeIQ Technologies, Inc. does not merge with a public company within 120 days of the closing of the proposed merger, then Edge Technologies Incorporated shareholders will be entitled up to another 325,000 shares of activeIQ Technologies, Inc. common stock and up to an additional $400,000 in cash payable over an 18-month period. The acquisition of Edge Technologies Incorporated closed in January 2001.



     Following the merger with activeIQ Technologies, Inc., Meteor Industries, Inc, will own 100% of activeIQ Technologies, Inc. and Edge Technologies Incorporated. The Pro Forma Unaudited Consolidated Statements give effect to certain adjustments, including: (a) the issuance of common stock and warrants,
(b) allocation of purchase price associated with the Edge Technologies acquisition to computer software and technology and related amortization, and
(c) the elimination of certain revenues and costs of Meteor Industries related to the disposition of current operations.


     The Pro Forma Unaudited Consolidated Financial Statements and accompanying notes should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere or incorporated by reference in this proxy. Since Meteor Industries, Inc. will be a shell company with only monetary assets, the merger will be accounted for as the issuance of stock by activeIQ Technologies, Inc. in exchange for monetary assets of Meteor Industries, Inc. Accordingly, there will be no change in the recorded amount of activeIQ Technologies, Inc. assets and liabilities. The monetary assets of the Company that are acquired as a result of the merger will be recorded at their fair market value and no goodwill will be recorded. The Pro Forma Unaudited Consolidated Financial Statements do not purport to represent what the results of operations or financial position of Meteor Industries, Inc. would actually have been if the aforementioned transactions in fact had occurred on January 1, 1999 or on September 30, 2000 or at any future date.

                    METEOR INDUSTRIES, INC. AND SUBSIDIARIES

                 PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                                               RECORD           ACTIVEIQ      METEOR PRE-MERGER
                                                                EDGE            EDGE          TECHNOLOGIES,      INVESTMENT
                                            ACTIVEIQ        TECHNOLOGIES    TECHNOLOGIES      INC. OFFERING      IN ACTIVEIQ
                                       TECHNOLOGIES, INC.   INCORPORATED   ACQUISITION (A)     CLOSING (B)    TECHNOLOGIES (C)
                                       ------------------   ------------   ---------------    -------------   -----------------
    CURRENT ASSETS:
     Cash and cash equivalents.......       $ 1,690             $ 13           $ (750)           $1,067            $1,100
     Restricted cash.................             0                0                0                 0                 0
     Stock subscription receivable...             0                0                0                 0                 0
     Prepaid expenses................            62                0                0                 0                 0
     Accounts and notes receivable...             0                2                0                 0                 0
     Inventory.......................             0                0                0                 0                 0
     Deferred income taxes...........             0                0                0                 0                 0
     Accounts and notes receivable
       related parties...............             0                0                0                 0                 0
                                            -------             ----           ------            ------            ------
        Total current assets.........         1,752               15             (750)            1,067             1,100
                                            -------             ----           ------            ------            ------
    PROPERTY AND EQUIPMENT, NET......           503                6            2,577                 0                 0
                                            -------             ----           ------            ------            ------
    INTANGIBLES......................             0                0               --                 0                 0
    NOTES RECEIVABLE RELATED PARTY,
     NET OF CURRENT PORTION..........             0                0                0                 0                 0
    INVESTMENTS IN CLOSELY HELD
     BUSINESSES......................             0                0                0                 0                 0
    DEPOSIT AND OTHER ASSETS.........            23                0                0                 0                 0
                                            -------             ----           ------            ------            ------
                                            $ 2,278             $ 21           $1,827            $1,067            $1,100
                                            =======             ====           ======            ======            ======
    CURRENT LIABILITIES:
     Note payable -- bank............       $    99             $  0           $    0            $    0            $    0
     Notes payable -- stockholders...           293                0                0                 0                 0
     Current portion of long-term
       debt..........................             0                3                0                 0                 0
     Accounts payable................           164               35                0                 0                 0
     Accounts payable- related
       party.........................             0               20                0                 0                 0
     Accrued interest................             0                4                0                 0                 0
     Accrued fuel taxes and accrued
       expenses......................             0                0                0                 0                 0
     Accrued compensation............           100                0                0                 0                 0
                                            -------             ----           ------            ------            ------
        Total current liabilities....           656               62                0                 0                 0
                                            -------             ----           ------            ------            ------
    Long-term debt, net of current
     portion.........................             0                0                0                 0                 0
    Deferred taxes...................             0                0                0                 0                 0
    Minority interest in
     subsidiaries....................             0                0                0                 0                 0
    STOCKHOLDERS' EQUITY (DEFICIT):
     Capital stock...................            34               38                7                 5                 4
                                                                                  (38)
     Additional paid-in-capital......         4,596                0            1,779             1,062             1,096
     Stock subscription receivable...          (363)               0                0                 0                 0
     Deficit accumulated during the
       development stage.............        (2,656)             (79)              79                 0                 0
     Retained earnings (deficit).....             0                0                0                 0                 0
     Treasury stock..................             0                0                0                 0                 0
     Deferred compensation...........          (131)               0                0                 0                 0
     Warrants........................           142                0                0                 0                 0
                                            -------             ----           ------            ------            ------
        Total stockholders' equity
          (deficit)..................         1,622              (41)           1,827             1,067             1,100
                                            -------             ----           ------            ------            ------
                                            $ 2,278             $ 21           $1,827            $1,067            $1,100
                                            =======             ====           ======            ======            ======

                                           (1)                            PRE-MERGER
                                        PRE-MERGER                       INVESTMENT IN       DIVEST          (2)           (3)
                                         ACTIVEIQ          METEOR          ACTIVEIQ          METEOR       PRE-MERGER    PRO FORMA
                                       TECHNOLOGIES   INDUSTRIES, INC.   TECHNOLOGIES    OPERATIONS (E)     METEOR     ADJUSTMENTS
                                       ------------   ----------------   -------------   --------------   ----------   -----------
    CURRENT ASSETS:
     Cash and cash equivalents.......    $ 3,120          $   270           $(1,100)(C)     $  4,500        $4,770       $  (200)(F)
                                                                              1,100(D)
     Restricted cash.................          0            1,957                             (1,957)            0             0
     Stock subscription receivable...          0                0                                  0             0             0
     Prepaid expenses................         62              612                               (612)            0             0
     Accounts and notes receivable...          2           16,967                            (16,967)            0             0
     Inventory.......................          0            4,235                             (4,235)            0             0
     Deferred income taxes...........          0              335                               (335)            0             0
     Accounts and notes receivable
       related parties...............          0            2,385                             (2,385)            0             0
                                         -------          -------           -------         --------        ------       -------
        Total current assets.........      3,184           26,761                 0          (21,991)        4,770          (200)
                                         -------          -------           -------         --------        ------       -------
    PROPERTY AND EQUIPMENT, NET......      3,086           16,783                 0          (16,783)            0             0
                                         -------          -------           -------         --------        ------       -------
    INTANGIBLES......................          0            1,274                             (1,274)            0             0
    NOTES RECEIVABLE RELATED PARTY,
     NET OF CURRENT PORTION..........          0            1,190                             (1,190)            0             0
    INVESTMENTS IN CLOSELY HELD
     BUSINESSES......................          0            1,495             1,100           (1,495)        1,100        (1,100)(G)
    DEPOSIT AND OTHER ASSETS.........         23              447                               (447)            0             0
                                         -------          -------           -------         --------        ------       -------
                                         $ 6,293          $47,950           $ 1,100         $(43,180)       $5,870       $(1,300)
                                         =======          =======           =======         ========        ======       =======
    CURRENT LIABILITIES:
     Note payable -- bank............    $    99          $ 7,062           $               $ (7,062)       $    0       $     0
     Notes payable -- stockholders...        293                0                                  0             0             0
     Current portion of long-term
       debt..........................          3            2,928                             (2,928)            0             0
     Accounts payable................        199           12,271                            (12,271)            0             0
     Accounts payable- related
       party.........................         20               96                                (96)            0             0
     Accrued interest................          4                0                                  0             0             0
     Accrued fuel taxes and accrued
       expenses......................          0            4,997                             (4,997)            0             0
     Accrued compensation............        100                0                                  0             0             0
                                         -------          -------           -------         --------        ------       -------
        Total current liabilities....        718           27,354                 0          (27,354)            0             0
                                         -------          -------           -------         --------        ------       -------
    Long-term debt, net of current
     portion.........................          0            8,350                             (8,350)            0             0
    Deferred taxes...................          0            2,606                             (2,606)            0             0
    Minority interest in
     subsidiaries....................          0              250                               (250)            0             0
    STOCKHOLDERS' EQUITY (DEFICIT):
     Capital stock...................         50              369                 4(D)             0           373          (373)(G)
                                                                                                                              38(G)
     Additional paid-in-capital......      8,533            5,577             1,096(D)             0         6,673        (6,673)(G)
                                                                                                                           4,532(F)(
G)
     Stock subscription receivable...       (363)               0                                  0             0             0
     Deficit accumulated during the
       development stage.............     (2,656)               0                                  0             0             0(G)
     Retained earnings (deficit).....          0            3,933                             (4,620)         (687)          687(G)
     Treasury stock..................          0             (489)                                 0          (489)          489(G)
     Deferred compensation...........       (131)               0                                  0             0             0
     Warrants........................        142                0                                  0             0             0
                                         -------          -------           -------         --------        ------       -------
        Total stockholders' equity
          (deficit)..................      5,575            9,390             1,100           (4,620)        5,870        (1,300)
                                         -------          -------           -------         --------        ------       -------
                                         $ 6,293          $47,950           $ 1,100         $(43,180)       $5,870       $(1,300)
                                         =======          =======           =======         ========        ======       =======


                                       (1)+(2)+(3)
                                        PRO FORMA
                                       -----------
    CURRENT ASSETS:
     Cash and cash equivalents.......    $ 7,690
     Restricted cash.................          0
     Stock subscription receivable...          0
     Prepaid expenses................         62
     Accounts and notes receivable...          2
     Inventory.......................          0
     Deferred income taxes...........          0
     Accounts and notes receivable
       related parties...............          0
                                         -------
        Total current assets.........      7,554
                                         -------
    PROPERTY AND EQUIPMENT, NET......      3,086
                                         -------
    INTANGIBLES......................          0
    NOTES RECEIVABLE RELATED PARTY,
     NET OF CURRENT PORTION..........          0
    INVESTMENTS IN CLOSELY HELD
     BUSINESSES......................          0
    DEPOSIT AND OTHER ASSETS.........         23
                                         -------
                                         $10,863
                                         =======
    CURRENT LIABILITIES:
     Note payable -- bank............    $    99
     Notes payable -- stockholders...        293
     Current portion of long-term
       debt..........................          3
     Accounts payable................        199
     Accounts payable- related
       party.........................         20
     Accrued interest................          4
     Accrued fuel taxes and accrued
       expenses......................          0
     Accrued compensation............        100
                                         -------
        Total current liabilities....        718
                                         -------
    Long-term debt, net of current
     portion.........................          0
    Deferred taxes...................          0
    Minority interest in
     subsidiaries....................          0
    STOCKHOLDERS' EQUITY (DEFICIT):
     Capital stock...................         88
     Additional paid-in-capital......     13,065
     Stock subscription receivable...       (363)
     Deficit accumulated during the
       development stage.............     (2,656)
     Retained earnings (deficit).....          0
     Treasury stock..................          0
     Deferred compensation...........       (131)
     Warrants........................        142
                                         -------
        Total stockholders' equity
          (deficit)..................     10,145
                                         -------
                                         $10,863
                                         =======

                    METEOR INDUSTRIES, INC. AND SUBSIDIARIES

       PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                                                (1)
                                               ACTIVEIQ          EDGE        PRE-MERGER      METEOR                      (2)
                                             TECHNOLOGIES,   TECHNOLOGIES     ACTIVEIQ     INDUSTRIES,     DIVEST     PRE-MERGER
                                                 INC.        INCORPORATED   TECHNOLOGIES      INC.       METEOR (H)     METEOR
                                             -------------   ------------   ------------   -----------   ----------   ----------
Revenues....................................     $   0           $ 60          $  60       $  155,211    $(155,211)       $0
Cost of sales...............................         0              0              0          130,417     (130,417)        0
                                                 -----           ----          -----       ----------    ---------        --
Gross Profit................................         0             60             60           24,794      (24,794)        0
Operating expenses..........................       414             69            483           23,232      (23,232)        0
                                                 -----           ----          -----       ----------    ---------        --
Income (loss) from operations...............      (414)            (9)          (423)           1,562       (1,562)        0
Other income (expense)......................       (48)            (8)           (56)            (602)         602         0
                                                 -----           ----          -----       ----------    ---------        --
Income (loss) before income taxes and
  minority interest.........................      (462)           (17)          (479)             960         (960)        0
Income tax (benefit) expense................         0              0              0              210         (210)        0
Minority interest...........................         0              0              0              491         (491)        0
                                                 -----           ----          -----       ----------    ---------        --
Net income (loss)...........................     $(462)          $(17)         $(479)      $      259    $    (259)       $0
                                                 =====           ====          =====       ==========    =========        ==
Earnings (loss) per share:
  Basic.....................................                                               $     0.07
  Diluted...................................                                               $     0.07
Weighted average common shares and common
  share equivalents:
    Basic...................................                                                3,454,146
    Diluted.................................                                                3,459,798


                                               PRO FORMA        (1)+(2)+(3)
                                              ADJUSTMENTS        PRO FORMA
                                              -----------       -----------
Revenues....................................  $        0        $       60
                                                                         0
Cost of sales...............................           0                 0
                                              ----------        ----------
Gross Profit................................           0                60
Operating expenses..........................         859(I)          1,342
                                              ----------        ----------
Income (loss) from operations...............        (859)           (1,282)
Other income (expense)......................           0               (56)
                                              ----------        ----------
Income (loss) before income taxes and
  minority interest.........................        (859)           (1,338)
Income tax (benefit) expense................           0                 0
Minority interest...........................           0                 0
                                              ----------        ----------
Net income (loss)...........................  $     (859)       $   (1,338)
                                              ==========        ==========
Earnings (loss) per share:
  Basic.....................................                    $    (0.16)
  Diluted...................................                    $    (0.16)
Weighted average common shares and common
  share equivalents:
    Basic...................................   4,743,006(J)      8,197,152
    Diluted.................................   4,737,354(J)      8,197,152

                    METEOR INDUSTRIES, INC. AND SUBSIDIARIES

       PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    (1)
                                   ACTIVEIQ          EDGE        PRE-MERGER      METEOR                      (2)
                                 TECHNOLOGIES,   TECHNOLOGIES     ACTIVEIQ     INDUSTRIES,     DIVEST     PRE-MERGER
                                     INC.        INCORPORATED   TECHNOLOGIES      INC.       METEOR (K)     METEOR
                                 -------------   ------------   ------------   -----------   ----------   ----------
Revenues.......................     $     0          $ 58         $    58      $  144,108    $(144,108)    $     0
Cost of sales..................           0             0               0         127,438     (127,438)          0
                                    -------          ----         -------      ----------    ---------     -------
Gross Profit...................           0            58              58          16,670      (16,670)          0
Operating expenses.............       1,985            64           2,049          15,309      (15,309)          0
                                    -------          ----         -------      ----------    ---------     -------
Income (loss) from
  operations...................      (1,985)           (6)         (1,991)          1,361       (1,361)          0
                                                                        0
Other income (expense).........         (35)           (5)            (40)         (1,697)       1,697           0
                                    -------          ----         -------      ----------    ---------     -------
Income (loss) before income
  taxes and minority
  interest.....................      (2,020)          (11)         (2,031)           (336)         336           0
Income tax (benefit) expense...           0             0               0            (153)         153           0
Minority interest..............           0             0               0             368         (368)          0
                                    -------          ----         -------      ----------    ---------     -------
Net income (loss)..............     $(2,020)         $(11)        $(2,031)     $     (551)   $     551     $     0
                                    =======          ====         =======      ==========    =========     =======
Earnings (loss) per share:
  Basic........................                                                $    (0.16)
  Diluted......................                                                $    (0.16)
Weighted average common shares
  and common share equivalents:
    Basic......................                                                 3,527,509
    Diluted....................                                                 3,527,509


                                      (3)
                                   PRO FORMA     (1)+(2)+(3)
                                  ADJUSTMENTS     PRO FORMA
                                  -----------    -----------
Revenues.......................  $           0   $       58
Cost of sales..................              0            0
                                 -------------   ----------
Gross Profit...................              0           58
Operating expenses.............         644 (L)       2,693
                                 -------------   ----------
Income (loss) from
  operations...................           (644)      (2,635)
Other income (expense).........              0          (40)
                                 -------------   ----------
Income (loss) before income
  taxes and minority
  interest.....................           (644)      (2,675)
Income tax (benefit) expense...              0            0
Minority interest..............              0            0
                                 -------------   ----------
Net income (loss)..............  $        (644)  $   (2,675)
                                 =============   ==========
Earnings (loss) per share:
  Basic........................                  $    (0.32)
  Diluted......................                  $    (0.32)
Weighted average common shares
  and common share equivalents:
    Basic......................   4,743,006 (M)   8,270,515
    Diluted....................   4,743,006 (M)   8,270,515

                    METEOR INDUSTRIES, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2000

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



(A) Reflects acquisition of Edge Technologies Incorporated by activeIQ Technologies, Inc. which occurred in January 2001.


  Shares of activeIQ Technologies, Inc. issued to Edge
    Technologies Incorporated shareholders....................             325
    Share price...............................................        $   2.75
                                                                      --------
            Total.............................................           893(a)
    Cash issued to Edge Technologies Incorporated
       shareholders...........................................   (2)       750
                                                                      --------
                                                                         1,643
                                                                      --------
    Proposed Meteor Industries, Inc. common shares issued to
       Edge Technologies, Inc. shareholders as a result of
       Merger.................................................             196
    Share price...............................................        $   4.56
                                                                      --------
         Total................................................   (1)     893(b)
                                                                      --------
    Grand total...............................................        $  2,536
                                                                      ========
         Total common stock issued............................        $1,786(a)+(b)
                                                                      ========

     (1) To record issuance of publicly traded Company stock pursuant to the letter of intent with Edge Technologies Incorporated. Share price based on closing price as of January 29, 2001.

     (2) Includes issuance costs of $50.

(B) Reflects the closing of the Private Placement offering of activeIQ Technologies, Inc. Total proceeds are as follows:

  activeIQ Technologies, Inc. common shares to be issued......     450
  Share price.................................................  $ 2.75
                                                                ------
            Total proceeds....................................   1,238
    Less: offering costs......................................    (171)
                                                                ------
                                                                $1,067
                                                                ======

(C) Reflect investment in activeIQ Technologies, Inc. which occurred in January 2001.

(D) To reflect proceeds of private offering conducted by Meteor to provide cash for investment in activeIQ Technologies, Inc. which occurred in January 2001.


(E) Reflects sale of all current operations of Meteor Industries, Inc. pursuant to Stock Purchase Agreement dated as of January 30, 2001, between Meteor Industries, Inc. and Capco Energy, Inc. and the transactions contemplated by that agreement, including the sale of substantially all the assets of Meteor Industries, Inc. The Stock Purchase Agreement provides for a total purchase price of $5.5 million. The estimated closing cost of the transaction of approximately $1 million have been netted against the gross cash resulting in net cash of $4.75 million.


(F)  To record estimated legal, accounting and other costs of merger.

(G) To record transaction elimination. The adjustment to additional paid in capital is as follows:


  Total stockholders' equity of pre-merger Meteor Industries,
    Inc.......................................................  $5,870
    Less: elimination of Meteor Industries, Inc's investment
       in activeIQ
       Technologies, Inc......................................  (1,100)
    Less: estimated costs of merger...........................    (200)
    Less: reflect reclass of par value of stock issued........     (38)
                                                                ------
    Net.......................................................  $4,532
                                                                ======

                    METEOR INDUSTRIES, INC. AND SUBSIDIARIES

(H) To reflect the reverse merger as if it had occurred on January 1, 1999. Since Meteor Industries, Inc. will be a non-operating entity at the date of the proposed merger, none of the revenues or expenses of Meteor Industries, Inc. would have resulted had the proposed merger occurred on January 1, 1999. Accordingly, the adjustment reflects the removal of these revenue and expense items.

(I) Reflects computer software and technology acquired in the Edge Technologies Incorporated merger amortized on a straight-line basis over 3 years.

(J) Reflects issuance of shares of common stock to activeIQ Technologies, Inc. shareholders in exchange for their shares of common stock pursuant to the letter of intent. Also reflects issuance of shares of Meteor Industries, Inc. common stock in connection with private placement offering. In addition, reflects the subtraction of the impact of dilutive securities in earnings per share since the pro forma results reflect a loss.

(K) To reflect the reverse merger as if it had occurred on January 1, 2000. Since Meteor Industries, Inc. will be a non-operating entity at the date of the proposed merger, none of the revenues or expenses of Meteor Industries, Inc. would have resulted had the proposed merger occurred on January 1, 2000. Accordingly, the adjustment reflects the removal of these revenue and expense items.

(L) Reflects computer software and technology acquired in the Edge Technologies Incorporated merger amortized on a straight-line basis over 3 years for the nine months ended September 30, 2000.

(M) Reflects issuance of shares of common stock to activeIQ Technologies, Inc. shareholders in exchange for their shares of common stock pursuant to the letter of intent. Also reflects issuance of shares of Meteor Industries, Inc. common stock in connection with private placement offering. In addition, reflects the subtraction of the impact of dilutive securities in earnings per share since the pro forma results reflect a loss.

                       RIGHTS OF DISSENTING SHAREHOLDERS


     Set forth below is a summary of dissenters' rights available to the Company's shareholders relating to the Asset Sale and reincorporation proposals to be considered at the Special Meeting. This summary is not intended to be a complete statement of applicable Colorado law and is qualified in its entirety by reference to Article 113 of the CBCA, set forth in its entirety as Appendix F.


     THE COMPANY HAS RESERVED THE RIGHT TO TERMINATE THE ASSET SALE AGREEMENT IF HOLDERS OF MORE THAN 3% OF THE OUTSTANDING SHARES OF THE COMPANY DISSENT FROM THE SALE OF ASSETS AND SEEK PAYMENT FOR THEIR SHARES IN ACCORDANCE WITH THE CBCA. SIMILARLY, A CONDITION TO THE CONSUMMATION OF THE MERGER AGREEMENT IS THAT HOLDERS OF NO MORE THAN 3% OF THE COMPANY'S OUTSTANDING SHARES MAY DISSENT FROM THE ASSET SALE, THE MERGER OR THE REINCORPORATION.


     Right to Dissent. Shareholders of the Company are entitled to dissent from the Asset Sale (Proposal 1) and the reincorporation proposal (Proposal 2) discussed in this Proxy Statement and obtain payment of the fair value of their shares if and when the Asset Sale and/or reincorporation is effectuated. A shareholder entitled to dissent and to obtain payment for the shareholder's shares under Article 113 of the CBCA may not challenge the corporate action (i.e. the Asset Sale and/or reincorporation) creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation


     Under Section 7-113-103 of the CBCA, a record shareholder may asset dissenter's rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts

     Section 7-113-103(2) of the CBCA provides that a beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent no later than the time the beneficial shareholder asserts dissenters' rights, and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     The Company will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Company that beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights.


     Procedure for Exercise of Dissenters' Rights. The notice accompanying the Proxy Statement states that shareholders are entitled to assert dissenters' rights under Article 113 of the CBCA. A Company shareholder who wishes to assert dissenters' rights must (a) cause the Company to receive, before the vote is taken on the Asset Sale and/or reincorporation, written notice of the shareholder's intention to demand payment for the shareholder's shares if the Asset Sale and/or reincorporation is effectuated; and (b) not vote the shares in favor of the Asset Sale and/or reincorporation. A SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER ARTICLE 113 OF THE CBCA.



     If the Asset Sale and/or reincorporation is authorized, the Company must give a written notice to dissenters who are entitled to demand payment for their shares. The notice required to be given by the Company must be given no later than 10 days after the effective date of the transactions and (a) state that the Asset Sale and/or reincorporation was authorized and state the effective date or proposed effective date; (b) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after a payment demand is received; (c) supply a form for demanding payment, which form will request a dissenter to state an address to which payment is to be made; (d) set the date by which the Company must receive the payment demand, which date must not be less than 30 days after the date the notice is given; (e) state that if a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Company that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation of the ability to exercise dissenters' rights; and (f) be accompanied by a copy of Article 113 of the CBCA.

     A shareholder who is given a dissenters' notice to assert dissenters' rights and who wishes to exercise dissenters' rights must, in accordance with the terms of the dissenters' notice, cause the Company to receive a payment demand, which may be a payment demand form supplied by the Company, duly completed, or some other acceptable writing. A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the transaction, and has only the right to receive payment for the shares after the effective date. The demand for payment is irrevocable, except that if the effective date does not occur within 60 days after the date set by the Company by which it must receive the payment demand, the Company must release the transfer restrictions imposed on uncertificated shares. If the effective date occurs more than 60 days after the date set by the Company, by which it must receive the payment demand, then the Company must send a new dissenters' notice. A SHAREHOLDER WHO DOES NOT DEMAND PAYMENT AS REQUIRED BY THE DATE OR DATES SET IN THE DISSENTERS' NOTICE IS NOT ENTITLED TO PAYMENT FOR HIS OR HER SHARES.

     At the effective date or upon a receipt of a payment demand, whichever is later, the Company will pay each dissenter who complied with the notice requirements discussed above the Company's estimate of the fair value of the dissenter's shares, plus accrued interest. Payment will be accompanied by the Company's audited balance sheet as of the end of its most recent fiscal year, an income statement for that year, an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements for the interim period, which interim financial statements need not be audited. Payment will also be accompanied by a statement of the Company's estimate of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment if the dissenter is dissatisfied with the payment and a copy of Article 113 of the CBCA.

     If a dissenter is dissatisfied with the payment, the dissenter may give notice to the Company in writing of the dissenter's estimate of fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior to such notice, or the dissenter may reject the Company's offer and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest was incorrectly calculated; (b) the Company fails to make payment within 60 days after the date set by the Company by which it must receive the payment demand; or (c) the Company does not release the transfer restrictions imposed on uncertificated shares, then the Company must send a new dissenters' notice. A DISSENTER WAIVES THE RIGHT TO DEMAND PAYMENT UNDER THIS PARAGRAPH UNLESS THE DISSENTER CAUSES THE COMPANY TO RECEIVE THE NOTICE REQUIRED WITHIN 30 DAYS AFTER THE COMPANY MADE OR OFFERED PAYMENT FOR THE SHARES OF THE DISSENTER.

     Judicial Appraisal of Shares. If a demand for payment made by a dissatisfied dissenter as set forth above is unresolved, the Company may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the 60-day period, it must pay to each dissenter whose demand remains unresolved the amount demanded. The Company must commence the proceeding described above in the District Court of the City and County of Denver, Colorado. The Company must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the Company, or the fair value, plus interest, of a dissenter's shares for which the Company elected to withhold payment.

     The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against the Company, except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the courts find equitable: (a) against the Company and in favor of any dissenters if the court finds that the Company did not substantially comply with the procedures for the exercise of dissenters' rights set forth above; or (b) against either the Company or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Article 113 of the CBCA. If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against the Company, the court may award to said counsel reasonable fees to be paid out of the amount awarded to the dissenters who were benefited.

                                 OTHER MATTERS

     Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of PricewaterhouseCoopers LLP, our independent public accountants, are not expected to be present at the Meeting. Representatives of PricewaterhouseCoopers LLP will, however, have the opportunity to make a statement to be read at the Meeting if they desire to do so and will be available to respond to appropriate questions submitted to them.


                                          By Order of the Board of Directors


                                          Meteor Industries, Inc.


                                          /s/ Edward J. Names

                                          --------------------------------------

                                          EDWARD J. NAMES


                                          President
                                                activeIQ TECHNOLOGIES INC.
                                              (A DEVELOPMENT STAGE COMPANY)

                                              INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
Report of Independent Public Accountants....................  74
Balance Sheets..............................................  75
Statements of Operations....................................  76
Statements of Stockholders' Equity (Deficit)................  77
Statements of Cash Flows....................................  78
Notes to Financial Statements...............................  79

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To activeIQ Technologies Inc.:

     We have audited the accompanying balance sheets of activeIQ Technologies Inc. (a Minnesota corporation in the development stage) as of December 31, 1998 and 1999, and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1999, and for the period from inception (April 11, 1996) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of activeIQ Technologies Inc. as of December 31, 1998 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, and for the period from inception (April 11, 1996) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company is a development stage enterprise with no significant operating results to date. The factors discussed in Note 1 to the financial statements raise a substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Arthur Andersen LLP

Minneapolis, Minnesota,
December 15, 2000

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS

                                                         DECEMBER 31,   DECEMBER 31,   SEPTEMBER 30,
                                                             1998           1999           2000
                                                         ------------   ------------   -------------
                                                                                        (UNAUDITED)
                                              ASSETS:
  Current assets --
     Cash and cash equivalents.........................   $  38,672      $  409,917     $ 1,689,730
     Available-for-sale securities.....................      25,522              --              --
     Prepaid expenses..................................          --              --          62,250
     Due from stockholders.............................       7,820              --              --
                                                          ---------      ----------     -----------
          Total current assets.........................      72,014         409,917       1,751,980
  Property and equipment, net..........................          --          17,092         502,855
  Other assets.........................................          --          46,655          23,217
                                                          ---------      ----------     -----------
                                                          $  72,014      $  473,664     $ 2,278,052

                                                          =========      ==========     ===========

                          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):
  Current liabilities --
     Bank line of credit...............................   $ 241,827      $  200,000     $    98,596
     Stockholder note payable, net of debt discount of
       $7,125..........................................          --              --         292,875
     Accounts payable..................................          --          88,592         164,544
     Accrued compensation..............................          --             713         100,000
                                                          ---------      ----------     -----------
          Total current liabilities....................     241,827         289,305         656,015
                                                          ---------      ----------     -----------
  Commitments and contingencies (Notes 1 and 6)
  Stockholders' equity (deficit)-
     Capital stock, $.01 par value, 6,666,666 shares
       authorized, 152,000, 373,626 and 3,405,206
       common shares issued and outstanding............       1,520           3,736          34,052
     Additional paid-in capital........................       1,480       1,144,385       4,595,789
     Stock subscription receivables....................          --        (328,750)       (362,500)
     Deferred compensation.............................          --              --        (131,250)
     Warrants..........................................          --              --         141,912
     Deficit accumulated during the development
       stage...........................................    (173,031)       (635,012)     (2,655,966)
     Accumulated other comprehensive income............         218              --              --
                                                          ---------      ----------     -----------
          Total stockholders' equity (deficit).........    (169,813)        184,359       1,622,037
                                                          ---------      ----------     -----------
                                                          $  72,014      $  473,664     $ 2,278,052
                                                          =========      ==========     ===========

      The accompanying notes are an integral part of these balance sheets.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                                            PERIOD FROM
                                                                             APRIL 11,
                                              YEAR ENDED                        1996         NINE MONTHS     NINE MONTHS
                              ------------------------------------------   (INCEPTION) TO       ENDED           ENDED
                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    SEPTEMBER 30,   SEPTEMBER 30,
                                  1997           1998           1999            1999            1999            2000
                              ------------   ------------   ------------   --------------   -------------   -------------
                                                                                             (UNAUDITED)     (UNAUDITED)
REVENUES....................    $     --      $      --      $      --       $      --        $     --       $        --
                                --------      ---------      ---------       ---------        --------       -----------
OPERATING EXPENSES:
  Selling, general and
    administrative..........       5,177         12,305        413,982         439,771          56,407         1,555,459
  Product development.......       2,500             --             --          12,149              --           430,023
                                --------      ---------      ---------       ---------        --------       -----------
        Total operating
          expenses..........       7,677         12,305        413,982         451,920          56,407         1,985,482
                                --------      ---------      ---------       ---------        --------       -----------
        Loss from
          operations........      (7,677)       (12,305)      (413,982)       (451,920)        (56,407)       (1,985,482)
                                --------      ---------      ---------       ---------        --------       -----------
OTHER INCOME (EXPENSE):
  Other income..............       1,797         86,613             --          88,410              --               790
  Interest expense..........     (18,287)       (33,076)       (24,445)        (75,808)        (19,761)          (36,262)
  Gain (loss) on
    available-for-sale
    securities..............      32,334       (185,724)       (23,554)       (195,694)        (23,554)               --
                                --------      ---------      ---------       ---------        --------       -----------
        Total other income
          (expense).........      15,844       (132,187)       (47,999)       (183,092)        (43,315)          (35,472)
                                --------      ---------      ---------       ---------        --------       -----------
        Net income (loss)...    $  8,167      $(144,492)     $(461,981)      $(635,012)       $(99,722)      $(2,020,954)
                                ========      =========      =========       =========        ========       ===========
BASIC AND DILUTED NET INCOME
  (LOSS) PER COMMON SHARE...    $   0.04      $   (0.79)     $   (1.92)      $   (2.92)       $  (0.50)      $     (1.77)
                                ========      =========      =========       =========        ========       ===========
BASIC AND DILUTED WEIGHTED
  AVERAGE COMMON SHARES
  OUTSTANDING...............     228,000        183,667        240,394         217,353         201,134         1,140,790
                                ========      =========      =========       =========        ========       ===========

                               PERIOD FROM
                                APRIL 11,
                                   1996
                              (INCEPTION) TO
                              SEPTEMBER 30,
                                   2000
                              --------------
                               (UNAUDITED)
REVENUES....................   $        --
                               -----------
OPERATING EXPENSES:
  Selling, general and
    administrative..........     1,995,230
  Product development.......       442,172
                               -----------
        Total operating
          expenses..........     2,437,402
                               -----------
        Loss from
          operations........    (2,437,402)
                               -----------
OTHER INCOME (EXPENSE):
  Other income..............        89,200
  Interest expense..........      (112,070)
  Gain (loss) on
    available-for-sale
    securities..............      (195,694)
                               -----------
        Total other income
          (expense).........      (218,564)
                               -----------
        Net income (loss)...   $(2,655,966)
                               ===========
BASIC AND DILUTED NET INCOME
  (LOSS) PER COMMON SHARE...   $     (5.56)
                               ===========
BASIC AND DILUTED WEIGHTED
  AVERAGE COMMON SHARES
  OUTSTANDING...............       478,094
                               ===========

   The accompanying notes are an integral part of these financial statements.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                                          DEFICIT
                                                                                                                        ACCUMULATED
                                             COMMON               ADDITIONAL      STOCK                                 DURING THE
                                              STOCK                PAID-IN     SUBSCRIPTION     DEFERRED                DEVELOPMENT
                                             SHARES     AMOUNT     CAPITAL      RECEIVABLE    COMPENSATION   WARRANTS      STAGE
                                            ---------   -------   ----------   ------------   ------------   --------   -----------
ISSUANCE OF COMMON STOCK IN APRIL 1996 FOR
 CASH AT $.02 PER SHARE...................    228,000   $2,280    $      720    $      --      $      --     $    --    $       --
 Net loss.................................         --       --            --           --             --          --       (36,706)
                                            ---------   -------   ----------    ---------      ---------     --------   -----------
BALANCE, December 31, 1996................    228,000    2,280           720           --             --          --       (36,706)
 Unrealized loss on available-for-sale
   securities.............................         --       --            --           --             --          --            --
 Net income...............................         --       --            --           --             --          --         8,167
 Comprehensive loss.......................         --       --            --           --             --          --            --
                                            ---------   -------   ----------    ---------      ---------     --------   -----------
BALANCE, December 31, 1997................    228,000    2,280           720           --             --          --       (28,539)
 Repurchase of shares from shareholder in
   May 1998...............................    (76,000)    (760)          760           --             --          --            --
 Unrealized gain on available-for-sale
   securities.............................         --       --            --           --             --          --            --
 Net loss.................................         --       --            --                                      --      (144,492)
 Comprehensive loss.......................         --       --            --           --             --          --            --
                                            ---------   -------   ----------    ---------      ---------     --------   -----------
BALANCE, December 31, 1998................    152,000    1,520         1,480           --             --          --      (173,031)
 Issuance of common stock in May 1999 in
   exchange for intellectual property.....     83,333      833        61,667           --             --          --            --
 Capital contribution from shareholders in
   August 1999............................         --       --        47,180           --             --          --            --
 Issuance of common stock in August
   through September 1999 at $1.50 per
   share..................................     88,266      883       131,517           --             --          --            --
 Issuance of common stock in October 1999
   for services at $1.50 per share........     27,027      270        40,271           --             --          --            --
 Issuance of common stock in October and
   November 1999 at $37.50 per share......     23,000      230       862,270     (328,750)            --          --            --
 Unrealized loss on available-for-sale
   securities.............................         --       --            --           --             --          --            --
 Net loss.................................         --       --            --           --             --          --      (461,981)
 Comprehensive loss.......................         --       --            --           --             --          --            --
                                            ---------   -------   ----------    ---------      ---------     --------   -----------
BALANCE, December 31, 1999................    373,626    3,736     1,144,385     (328,750)            --          --      (635,012)
 Issuance of common stock in March 2000 at
   $37.50 per share (unaudited)...........      4,667       47       174,953           --             --          --            --
 Issuance of warrants in June 2000 in
   payment of accounts payable
   (unaudited)............................         --       --            --           --             --      22,682            --
 Issuance of common stock in June 2000 at
   $.38 per share (net of offering costs
   of $10,000) (unaudited)................  1,789,633   17,896       652,966       16,250             --          --            --
 Conversion of accounts payable to common
   stock in June 2000 at $.38 per share
   (unaudited)............................    216,216    2,162        78,919           --             --          --            --
 Issuance of options as part of severance
   in June 2000 (unaudited)...............         --       --        25,800           --             --          --            --
 Issuance of common stock in July 2000 for
   assets at $2.50 per share
   (unaudited)............................    151,200    1,512       376,488           --             --          --            --
 Issuance of common stock in August
   through September 2000 at $2.75 per
   share (net of offering costs of
   $311,169) (unaudited)..................    749,864    7,499     1,638,478           --             --     104,980            --
 Issuance of common stock in September
   2000 at $2.75 per share to director
   (unaudited)............................    100,000    1,000       274,000      (50,000)            --          --            --
 Issuance of warrants in August 2000 in
   conjunction with stockholder note
   payable (unaudited)....................         --       --            --           --             --      14,250            --
 Conversion of notes payable to common
   stock in September 2000 at $2.75 per
   share (unaudited)......................     20,000      200        54,800           --             --          --            --
 Deferred compensation related to
   September 2000 option grants
   (unaudited)............................         --       --       175,000           --       (175,000)         --            --
 Deferred compensation expense
   (unaudited)............................         --       --            --           --         43,750          --            --
 Net loss (unaudited).....................         --       --            --           --             --                (2,020,954)
                                            ---------   -------   ----------    ---------      ---------     --------   -----------
BALANCE, September 30, 2000 (unaudited)...  3,405,206   $34,052   $4,595,789    $(362,500)     $(131,250)    $141,912   $(2,655,966)
                                            =========   =======   ==========    =========      =========     ========   ===========


                                             ACCUMULATED
                                                OTHER
                                            COMPREHENSIVE                 COMPREHENSIVE
                                            INCOME (LOSS)      TOTAL         INCOME
                                            -------------   -----------   -------------
ISSUANCE OF COMMON STOCK IN APRIL 1996 FOR
 CASH AT $.02 PER SHARE...................    $     --      $     3,000
 Net loss.................................          --          (36,706)
                                              --------      -----------
BALANCE, December 31, 1996................          --          (33,706)
 Unrealized loss on available-for-sale
   securities.............................     (28,135)         (28,135)    $ (28,135)
 Net income...............................          --            8,167         8,167
                                                                          -------------
 Comprehensive loss.......................          --               --     $ (19,968)
                                              --------      -----------     =========
BALANCE, December 31, 1997................     (28,135)         (53,674)
 Repurchase of shares from shareholder in
   May 1998...............................          --               --
 Unrealized gain on available-for-sale
   securities.............................      28,353           28,353     $  28,353
 Net loss.................................          --         (144,492)     (144,492)
                                                                          -------------
 Comprehensive loss.......................          --               --     $(116,139)
                                              --------      -----------     =========
BALANCE, December 31, 1998................         218         (169,813)
 Issuance of common stock in May 1999 in
   exchange for intellectual property.....          --           62,500
 Capital contribution from shareholders in
   August 1999............................          --           47,180
 Issuance of common stock in August
   through September 1999 at $1.50 per
   share..................................          --          132,400
 Issuance of common stock in October 1999
   for services at $1.50 per share........          --           40,541
 Issuance of common stock in October and
   November 1999 at $37.50 per share......          --          533,750
 Unrealized loss on available-for-sale
   securities.............................        (218)            (218)    $    (218)
 Net loss.................................          --         (461,981)     (461,981)
                                                                          -------------
 Comprehensive loss.......................          --               --     $(462,199)
                                              --------      -----------     =========
BALANCE, December 31, 1999................          --          184,359
 Issuance of common stock in March 2000 at
   $37.50 per share (unaudited)...........          --          175,000
 Issuance of warrants in June 2000 in
   payment of accounts payable
   (unaudited)............................          --           22,682
 Issuance of common stock in June 2000 at
   $.38 per share (net of offering costs
   of $10,000) (unaudited)................          --          687,112
 Conversion of accounts payable to common
   stock in June 2000 at $.38 per share
   (unaudited)............................          --           81,081
 Issuance of options as part of severance
   in June 2000 (unaudited)...............          --           25,800
 Issuance of common stock in July 2000 for
   assets at $2.50 per share
   (unaudited)............................          --          378,000
 Issuance of common stock in August
   through September 2000 at $2.75 per
   share (net of offering costs of
   $311,169) (unaudited)..................          --        1,750,957
 Issuance of common stock in September
   2000 at $2.75 per share to director
   (unaudited)............................          --          225,000
 Issuance of warrants in August 2000 in
   conjunction with stockholder note
   payable (unaudited)....................          --           14,250
 Conversion of notes payable to common
   stock in September 2000 at $2.75 per
   share (unaudited)......................          --           55,000
 Deferred compensation related to
   September 2000 option grants
   (unaudited)............................          --               --
 Deferred compensation expense
   (unaudited)............................          --           43,750
 Net loss (unaudited).....................          --       (2,020,954)
                                              --------      -----------
BALANCE, September 30, 2000 (unaudited)...    $     --      $ 1,622,037
                                              ========      ===========


   The accompanying notes are an integral part of these financial statements.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                                                                                    PERIOD FROM
                                                                   PERIOD FROM      NINE MONTHS     NINE MONTHS    APRIL 11, 1996
                                                                  APRIL 11, 1996       ENDED           ENDED       (INCEPTION) TO
                                   YEAR ENDED DECEMBER 31,        (INCEPTION) TO   SEPTEMBER 10,   SEPTEMBER 30,   SEPTEMBER 30,
                              ---------------------------------    DECEMBER 31,        1999            2000             2000
                                1997        1998        1999           1999         (UNAUDITED)     (UNAUDITED)     (UNAUDITED)
                              ---------   ---------   ---------   --------------   -------------   -------------   --------------
CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net income (loss).........  $   8,167   $(144,492)  $(461,981)    $(635,012)       $(99,722)      $(2,020,954)    $(2,655,966)
  Adjustments to reconcile
    net income (loss) to
    cash flows from
    operating activities --
    Depreciation and
      amortization..........         --          --      20,833        20,833              --            57,188          78,021
    Realized (gain) loss on
      sale of
      available-for-sale
      securities............    (32,334)    185,724      23,554       195,694          23,554                --         195,694
    Issuance of options as
      part of severance.....         --          --          --            --              --            25,800          25,800
    Common stock issued for
      services..............         --          --      40,541        40,541              --           225,000         265,541
    Deferred compensation
      expense...............         --          --          --            --              --            43,750          43,750
    Amortization of original
      issue discount........         --          --          --            --              --             7,125           7,125
Changes in operating assets
  and liabilities --........
  Prepaid expenses..........         --          --          --            --              --           (15,000)        (15,000)
  Accounts payable..........         --          --      88,592        88,592              --           179,715         268,307
  Accrued compensation......         --          --         713           713              --            99,287         100,000
  Other assets..............         --          --      (4,988)       (4,988)             --                --          (4,988)
                              ---------   ---------   ---------     ---------        --------       -----------     -----------
        Cash flows from
          operating
          activities........    (24,167)     41,232    (292,736)     (293,627)        (76,168)       (1,398,089)     (1,691,716)
                              ---------   ---------   ---------     ---------        --------       -----------     -----------
CASH FLOWS FROM INVESTING
  ACTIVITIES:
  Purchases of
    available-for-sale
    securities..............   (331,338)    (20,875)         --      (370,963)             --                --        (370,963)
  Proceeds from sale of
    available-for-sale
    securities..............    232,283     132,253       1,750       366,286           1,750                --         366,286
  Purchases of property and
    equipment...............         --          --     (17,092)      (17,092)             --          (188,763)       (205,855)
                              ---------   ---------   ---------     ---------        --------       -----------     -----------
        Cash flows from
          investing
          activities........    (99,055)    111,378     (15,342)      (21,769)          1,750          (188,763)       (210,532)
                              ---------   ---------   ---------     ---------        --------       -----------     -----------
CASH FLOWS FROM FINANCING
  ACTIVITIES:
  Net increase (decrease) in
    bank line of credit.....    174,328    (182,501)    (41,827)      200,000         (41,827)         (101,404)         98,596
  Net increase (decrease) in
    stockholder note
    payable.................      5,184          --      55,000      (143,837)         55,000           355,000         211,163
  Proceeds from sale of
    common stock warrants...         --          --          --            --              --            22,682          22,682
  Proceeds from sale of
    common stock............         --          --     666,150       669,150         108,650         2,613,069       3,282,219
                              ---------   ---------   ---------     ---------        --------       -----------     -----------
        Cash flows from
          financing
          activities........    179,512    (182,501)    679,323       725,313         121,823         2,866,665       3,591,978
                              ---------   ---------   ---------     ---------        --------       -----------     -----------
INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS......     56,290     (29,891)    371,245       409,917          47,405         1,279,813       1,689,730
CASH AND CASH EQUIVALENTS,
  beginning of period.......     12,273      68,563      38,672            --          38,672           409,917              --
                              ---------   ---------   ---------     ---------        --------       -----------     -----------
CASH AND CASH EQUIVALENTS,
  end of period.............  $  68,563   $  38,672   $ 409,917     $ 409,917        $ 86,077       $ 1,689,730     $ 1,689,730
                              =========   =========   =========     =========        ========       ===========     ===========
SUPPLEMENTAL CASH FLOWS
  INFORMATION:
  Cash paid for interest....  $  18,287   $  33,076   $  24,445     $  75,808        $ 19,761       $    33,698     $   109,506
NONCASH INVESTING AND
  FINANCING ACTIVITIES:
  Conversion of accounts
    payable to common
    stock...................         --          --          --            --              --            81,081          81,081
  Issuance of warrants in
    payment of accounts
    payable.................         --          --          --            --              --            22,682          22,682
  Conversion of notes
    payable to common
    stock...................         --          --          --            --              --            55,000          55,000
  Issuance of common stock
    for equipment...........         --          --          --            --              --           378,000         378,000
  Issuance of stockholder
    notes in exchange for
    available-for-sale
    securities..............    150,000          --          --       150,000              --                --         150,000
  Issuance of common stock
    in exchange for
    intellectual property...         --          --      62,500        62,500              --                --          62,500
  Receipt of
    available-for-sale
    securities for payment
    on stockholder notes....         --     142,180          --       142,180              --                --         142,180
  Issuance of common stock
    to director.............         --          --          --            --              --           225,000         225,000
  Purchase of common stock
    with nonrecourse note
    receivable..............         --          --     312,500       312,500              --                --              --
  Common stock issued in
    exchange for
    subscription
    receivable..............         --          --      16,250        16,250              --            50,000          66,250

   The accompanying notes are an integral part of these financial statements.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                (INCLUDING DATA APPLICABLE TO UNAUDITED PERIODS)

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

  Nature of business

     activeIQ Technologies Inc. (the Company) was incorporated in Minnesota on April 11, 1996, and is considered a development stage company. The Company was formed to develop and provide Internet commerce application software and services. Since its inception, the Company's efforts have been devoted to the development of its principal product and raising capital.

     The Company is in the development stage and has yet to generate any significant revenues. Substantial time may pass before the Company realizes significant revenue, if any. Further, during the period required to develop significant revenue, the Company may require additional funds that may not be available. The Company is subject to risks and uncertainties common to growing technology-based companies, including rapid technological change, growth and commercial acceptance of the Internet, dependence on suppliers and users for product, new product development, new product introductions and other activities of competitors, dependence on key personnel, security and privacy issues, dependence on strategic relationships and limited operating history.

     The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has incurred $2,655,966 in cumulative losses since inception. This factor creates an uncertainty about the Company's ability to continue as a going concern. Management plans to raise additional capital through the issuance of capital stock. Such capital may not be available or, if available, may not be available on terms acceptable to the Company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  Interim financial statements

     The balance sheet as of September 30, 2000 and the related statements of operations and cash flows for the nine months ended September 30, 1999 and 2000, and the period from inception (April 11, 1996) to September 30, 2000, and the statement of stockholders' equity for the nine months ended September 30, 2000, are unaudited. Such unaudited statements have been prepared on the same basis as the audited financial statements and in the opinion of management include all adjustments (consisting of only normal recurring adjustments) necessary for the fair presentation of the results for the interim periods presented. The results of operations for the unaudited nine months ended September 30, 2000, are not necessarily indicative of the results that may be expected for the entire 2000 fiscal year.

  Cash and cash equivalents

     The Company includes as cash equivalents certificates of deposit and all other investments with maturities of three months or less when purchased which are readily convertible into known amounts of cash. The Company maintains its cash in high-quality financial institutions. The balances, at times, may exceed federally insured limits.

  Available-for-sale securities

     During the years ended December 31, 1997, 1998 and 1999, the Company sold certain available-for-sale securities. For purpose of determining gross realized gains, the cost of available-for-sale securities is based on specific identification.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

  Property and equipment

     Property and equipment are recorded at cost. Depreciation is provided for using the straight-line method over periods ranging from 3 to 10 years. Maintenance, repairs and minor renewals are expensed when incurred. Property and equipment consists of the following:

                                                 DECEMBER 31,   DECEMBER 31,   SEPTEMBER 30,
                                                     1998           1999           2000
                                                 ------------   ------------   -------------
                                                                                (UNAUDITED)
Computer equipment.............................      $--          $ 7,293        $444,784
Furniture and equipment........................       --            9,799          76,071
Accumulated depreciation.......................       --               --         (18,000)
                                                     ---          -------        --------
          Net property and equipment...........      $--          $17,092        $502,855
                                                     ===          =======        ========

     The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

  Software development costs

     Effective January 1, 1999, the Company implemented Statement of Position
(SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." Pursuant to SOP 98-1, software development costs are expensed during the preliminary project stage. For the years ended December 31, 1997, 1998 and 1999, and the nine months ended September 30, 2000, the Company expensed all software or other development costs as research and development since such costs were incurred during the preliminary project stage.

  Income taxes

     The Company accounts for income taxes using the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred tax assets are reduced by a valuation allowance to the extent that realization is not assured.


  Net income (loss) per common share



     Basic income (loss) per common share is computed by dividing net income
(loss) by the weighted average number of shares of common stock outstanding during the year. Basic and diluted income (loss) per share is the same as there were no potential dilutive securities outstanding in 1997 and the Company recorded a net loss in all subsequent periods. Options and warrants totaling 0, 56,997, 46,664 and 1,261,999 for the years ended December 31, 1998 and 1999 and the nine months ended September 30, 1999 and 2000, respectively, were excluded from the computation of diluted loss per share as their effect is antidilutive.


  Comprehensive income

     Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of the Company's net income (loss) and net

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

unrealized gain on available-for-sale securities and is presented in the statement of stockholders' equity (deficit). SFAS No. 130 only requires additional disclosures in the financial statements; it does not affect the Company's financial position or results of operations.

  Use of estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ultimate results could differ from those estimates.

  Derivatives

     On January 1, 1999, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded on the balance sheet at fair value. As the Company does not currently engage or plan to engage in derivative or hedging activities, the adoption of SFAS No. 133 had no impact to the Company's results of operations, financial position or cash flows.

2. BANK LINE OF CREDIT

     The Company had a $200,000 revolving line of credit with a bank which expired May 2000. Prior to February 1999, the Company had a similar line with a limit of $300,000. Borrowings under the revolving line of credit accrued interest at prime plus 1 percent (9.5 percent at December 31, 1999). Outstanding borrowings were $241,827 and $200,000 at December 31, 1998 and 1999. In June 2000, the Company paid down a portion of the revolving line of credit and refinanced the balance of $100,000 under a term note with the same bank which is due June 2001. The term note requires monthly principal and interest payments of $1,358. Borrowings under the term note accrue interest at prime plus 1 percent (10.5 percent at September 30, 2000) and are personally guaranteed by one of the Company's stockholders. Outstanding borrowings were $98,596 at September 30, 2000.

3. STOCKHOLDER NOTE PAYABLE

     In August 2000, one of the Company's stockholders advanced the Company $300,000 under a promissory note which is due on October 31, 2001. The note bears interest at 8 percent and can be converted to equity in the Company's next financing and at the holder's option at the offering price per share of such financing. In conjunction with the promissory note, the stockholder was granted a warrant to purchase 20,000 shares of the Company's common stock at $2.75 per share. The Company recorded original issue discount of $14,250, which is being amortized to interest expense through October 31, 2001.

4. INCOME TAXES

     Through December 31, 1999, the Company generated a net operating loss for tax reporting purposes of approximately $326,000, which, if not used, will begin to expire in 2019. Future changes in the ownership of the Company may place limitations on the use of this net operating loss carryforward. The Company has recorded a full valuation allowance against its deferred tax asset, which consists primarily of operating loss carryforwards, due to the uncertainty of realizing the related benefit.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. STOCKHOLDERS' EQUITY

  Stock splits

     In May 1999, the Company declared a 1,140-for-1 stock split. In June 2000, the Company declared a 1-for-15 reverse stock split. The stock splits have been retroactively reflected in the accompanying financial statements.

  Common stock sales

     In May 1999, the Company issued 83,333 shares of common stock valued at $.75 per share in exchange for intellectual property. The intellectual property is recorded in other assets in the accompanying balance sheet and is being amortized over 24 months.

     During August through September 1999, the Company sold 88,266 shares of common stock through a private placement, resulting in $132,400 of net proceeds. During November 1999 and March 2000, the Company sold an additional 14,667 and 4,667 shares of common stock, resulting in net proceeds of $533,750 and $175,000, respectively.

     In June 2000, the Company conducted a rights offering whereby existing shareholders purchased 1,789,633 shares of common stock for net proceeds of $687,112.

     During August through September 2000, the Company sold 749,864 shares of common stock in a private placement for net proceeds of $1,750,957.

  Nonrecourse note receivable

     In October 1999, a director of the Company purchased 8,333 shares of the Company's common stock at $37.50 per share in exchange for a nonrecourse note totaling $312,500. The note is due and payable in full 90 days following the date the individual ceases to be a director of the Company and is recorded as stock subscription receivable on the accompanying balance sheet. In the event that the director ceases to be a member of the Company's board of directors through October 2001, the Company shall have the option to repurchase up to 3,333 shares of the common stock held by the director for $37.50 per share.

  Warrants

     In June 2000, the Company issued 22,682 warrants to purchase common stock at $1.00 per share as payment for $22,682 of accounts payable to the law firm discussed in Note 6.

     In addition to the warrants discussed above and in Note 3, the Company has issued warrants through September 30, 2000 to purchase 97,320 shares of common stock at exercise prices ranging from $2.75 to $60.00 per share primarily in conjunction with certain financings. The fair value of these warrants has been recorded as a separate caption in stockholders' equity. The warrants expire through July 2007.

  Stock option plan

     The Company has a 1999 Stock Option Plan and 2000 Director Stock Option Plan (the Plans), pursuant to which options to acquire an aggregate of 1,550,000 shares of the Company's common stock may be granted as determined by the board of directors. Stock options, stock appreciation rights, restricted stock and other stock and cash awards may be granted under the Plans. In general, options vest over a period of approximately three years and expire 10 years from the date of grant.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the Company's stock options is summarized below:

                                                                WEIGHTED
                                                            AVERAGE EXERCISE   RANGE OF OPTION
                                                 SHARES          PRICE         EXERCISE PRICE
                                                ---------   ----------------   ---------------
Outstanding at December 31, 1998..............         --        $   --         $         --
  Granted.....................................     46,997         29.52          15.00-37.50
  Canceled or expired.........................         --            --                   --
  Exercised...................................         --            --                   --
                                                ---------        ------         ------------
Outstanding at December 31, 1999..............     46,997         29.52          15.00-37.50
  Granted (unaudited).........................  1,105,000          1.24            1.00-2.75
  Canceled or expired (unaudited).............    (20,000)        37.50                37.50
  Exercised (unaudited).......................         --            --                   --
                                                ---------        ------         ------------
Outstanding at September 30, 2000.............  1,131,997        $ 1.78         $ 1.00-37.50
                                                =========        ======         ============
Options exercisable at September 30, 2000.....    310,664        $ 2.58         $ 1.00-37.50
                                                =========        ======         ============

     Options outstanding at December 31, 1999 have a weighted average remaining contractual life of 3.39 years. Options outstanding at September 30, 2000 have a weighted average remaining contractual life of 9.78 years.

     The Company recorded deferred compensation for the difference between the exercise price and the deemed fair value of the Company's common stock on options to purchase 100,000 shares at exercise prices of $1.00 in September 2000. The Company has recorded a deferred compensation charge of $175,000 related to such options, which will be amortized over a three-year vesting period. The Company recognized $43,750 of deferred compensation expense during the nine months ended September 30, 2000.

     The Company has adopted the disclosure only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, the Company accounts for its stock option plan in accordance with Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees." Under APB Opinion No. 25, no compensation expense is recognized if the exercise price of the employee stock option or warrant equals the market price on the grant date. Had compensation costs been recognized based upon the fair value of options at the grant date consistent with the provisions of SFAS No. 123, the Company's results would have been as follows:


                                                                DECEMBER 31
                                                       ------------------------------
                                                        1997      1998        1999
                                                       ------   ---------   ---------
Net income (loss):
  As reported........................................  $8,167   $(144,492)  $(461,981)
  Pro forma..........................................   8,167    (144,492)   (475,480)
Basic and diluted net income (loss) per share:
  As reported........................................    0.04       (0.79)      (1.92)
  Pro forma..........................................    0.04       (0.79)      (1.98)


     The fair value of each option granted was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 6.5 percent, expected life of five years, expected dividend yield of 0 percent and expected volatility of 0 percent. The weighted average fair value of options granted was $1.15 for 1999.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6. COMMITMENTS AND CONTINGENCIES

  Operating leases

     The Company leases space for its activities under a lease which expires in December 2000. The lease is renewable for an additional one-year term as defined in the lease. Monthly base rent including utilities is $4,988. Rent expense was $44,888 for the nine months ended September 30, 2000.

     The Company entered a lease for its administrative office under a sublease which expires in February 2001. Monthly base rent is $5,000 and the Company is required to pay the sublandlord its pro rata share of operating expenses. Rent expense was $2,500 for the nine months ended September 30, 2000.

  Employment agreements

     The Company has entered into employment agreements with two of its officers. One agreement requires salary of $100,000 commencing upon the completion of a private placement offering of at least $2,500,000 and a payment of $250,000 upon completion of an initial public offering of at least $10,000,000. The other agreement requires annual compensation of $100,000 upon the completion of a private placement offering of at least $2,500,000. The Company completed a $2,600,000 offering in December 2000 which will cause the compensation element of the officers' salaries to commence.

  Related-party transactions

     The law firm of one of the Company's stockholders provides legal services to the Company. Total cost incurred was $0, $0, $48,580, $0 and $9,782 for the years ended December 31, 1997, 1998 and 1999, and the nine months ended September 30, 1999 and 2000, respectively. Accounts payable to the same stockholder was $0, $35,049 and $4,022 at December 31, 1998 and 1999, and September 30, 2000, respectively.

     The Company's $300,000 promissory note discussed in Note 3 was borrowed from by a stockholder of the Company. In addition, in July 2000 the Company purchased software and related maintenance from this stockholder in exchange for the issuance of 151,200 shares of the Company's common stock valued at $2.50 per share.

7. SUBSEQUENT EVENTS

  Mergers

     On January 12, 2001, the Company completed its acquisition of Edge Technologies Incorporated by merging a wholly owned subsidiary of the Company with and into Edge Technologies Incorporated. In connection with this transaction, the Company issued 325,000 shares of its common stock and $300,000 of cash to the former shareholders of Edge Technologies Incorporated. The merger agreement further provides that if the Company merges with a publicly traded company within 120 days of the merger date, the former Edge Technologies Incorporated shareholders will receive shares of common stock in the publicly traded company valued at $893,750 and $400,000 in cash. If, however, the Company does not merge with a public company within 120 days of the closing of the proposed merger, then the former Edge Technologies Incorporated shareholders will be entitled to another 325,000 shares of the Company's common stock and $400,000 in cash.

     In October 2000, the Company also entered into a letter of intent to merge with and into a wholly owned subsidiary of Meteor Industries, Inc., a publicly traded company. The agreement is subject to approval of the shareholders and boards of directors of both companies, regulatory review and due diligence. Pending these approvals, the completion of the merger is expected in early 2001.

                           ACTIVEIQ TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

  Licensing agreement

     In December 2000, the Company modified its software licensing agreement with one of its shareholders and entered into a reseller arrangement which allows the Company to resell the third party's software. In conjunction with the agreement, the Company paid $150,000 in cash and issued 127,273 shares of common stock valued at $2.75 per share as consideration for a nonrefundable, prepaid minimum royalty. Royalties payable under the reseller agreement will be applied to this balance.

                                    INDEX TO
                         APPENDICES TO PROXY STATEMENT

  APPENDIX                            DESCRIPTION                           PAGE NO.
  --------                            -----------                           --------
     A        Stock Purchase Agreement....................................    A-1
     B        Agreement and Plan of Merger................................    B-1
     C        Fairness Opinion of Business Valuation Services.............    C-1
     D        Reincorporation Plan of Merger..............................    D-1
     E        Articles of Incorporation of AIQ Acquisition, Inc...........    E-1
     F        Title 7, Article 13 of Colorado Business Corporation Act....    F-1

                                                                         EXHIBIT
A

                            STOCK PURCHASE AGREEMENT
                                 BY AND BETWEEN
                 CAPCO ENERGY, INC. AND METEOR INDUSTRIES, INC.

                                JANUARY 30, 2001

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT, is made as of January   , 2001 between Capco
Energy, Inc., a Colorado corporation ("Purchaser") and Meteor Industries, Inc., a Colorado corporation ("Seller").

     WHEREAS, Meteor Industries, Inc. is a holding company which owns subsidiary entities as listed on Exhibit A hereto (the "Subsidiaries"). Meteor Enterprises, Inc. ("MEI") is the subsidiary of Seller which owns all of the shares of the Subsidiaries. The primary operating subsidiaries are Meteor Marketing, Inc., Graves Oil & Butane Co., Inc., Meteor Holdings, LLC, and Innovative Solutions & Technologies, Inc. ("Operating Subsidiaries");

     WHEREAS, the Subsidiaries own, operate and acquire petroleum product distribution facilities. The facilities currently and formerly owned or operated by the Subsidiaries or formerly owned subsidiaries are listed on Exhibit B hereto (the "Business");

     WHEREAS, Purchaser desires to acquire and Seller desires to sell all of the issued and outstanding stock of MEI (the "Stock") in exchange for the consideration and upon the terms described herein (the "Purchase"); and

     WHEREAS, Purchaser and Seller desire to make certain representations, warranties, covenants and agreements in connection with the Purchase;

     NOW THEREFORE, in consideration of the mutual promises, covenants, provisions and representations contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  THE PURCHASE

     1.1 SALE AND DELIVERY OF STOCK. Subject to all the terms and conditions of this Agreement, Seller shall sell, transfer, convey, assign and deliver to Purchaser at the Closing (as defined in paragraph 1.3 hereof) and Purchaser shall purchase, acquire and accept from the Seller certificates for the Stock duly endorsed by Seller or MEI, as the case may be, or accompanied by duly executed stock powers.

     1.2 EFFECTIVE DATE AND CLOSING. The effective date (the "Effective Date") of this transaction shall be immediately preceding the closing of the merger between activeIQ Technologies, Inc. and the Company (the "Merger") pursuant to an agreement dated January 11, 2001. The closing of the transaction contemplated herein (the "Closing") shall occur at a mutually agreeable time and place, on the earliest practicable date following the day on which all of the obligations and conditions precedent herein are complied with but in no event later than the date of the Merger. It is expected that the Closing shall be on or about April 16, 2001 or as soon thereafter as reasonably practicable.

     1.3 PURCHASE PRICE. Subject to all of the terms and conditions set forth in the Agreement and in reliance on the representations, warranties and covenants hereinafter set forth, Purchaser shall deliver to Seller the amount of $5,500,000 (hereinafter referred to as the "Purchase Price").

     1.4 PAYMENT OF PURCHASE PRICE. The total Purchase Price shall be paid as follows:

          1.4(A) $250,000 of the Purchase Price shall be paid to the Seller by certified or bank check or by electronic wire transfer of immediately available funds at the time of the execution of this Agreement. This amount shall be nonrefundable and shall be the property of the Seller immediately upon receipt, except that if there is no Closing because Seller failed to close and Buyer was unconditionally ready, willing and able to close, the $250,000 shall be the property of the Purchaser.

          1.4(B) $5,250,000 of the total Purchase Price shall be paid to the Seller by certified or bank check or electronic wire transfer of immediately available funds at the Closing.

          1.4(C) Purchaser shall assigns, transfers, pledges and delivers to Seller substantially all of Purchaser's shares of stock in Seller ("Collateral") for Purchaser's due and punctual performance of this

     Section 1.4 to give Seller a valid and perfected first priority security interest in and to the Collateral, effective against all third parties. Purchaser agrees and acknowledges that it shall do all things necessary to perfect Seller's interest in and to the Collateral within thirty (30) days of the date of the execution of this Agreement.

                                   ARTICLE II
                           REPRESENTATIONS OF SELLER

     As an inducement to Purchaser to enter into this Agreement, Seller represents and warrants to Purchaser as of the Closing the following:

     2.1 ORGANIZATION. Each of Seller, MEI and the Operating Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification. To the best of Seller's knowledge and belief, each of the Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification. Other than the Subsidiaries, MEI has no material equity or other material ownership interest in any corporation, limited liability company, partnership, association or other business entity.

     2.2 AUTHORITY. The execution of this Agreement and the consummation of the transactions contemplated herein have been authorized by the directors and shareholders of Seller and the officers and directors of its Subsidiaries and Seller has the full power and authority to execute, deliver and perform this Agreement and this Agreement is a legal, valid and binding obligation of the Seller, and is enforceable in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other laws generally effecting the rights of creditors and general principles of equity.

     2.3 TITLE TO THE STOCK. The authorized capital stock of MEI consists of 1,000,000 shares of $.001 par value Common Stock of which one share is currently issued and outstanding. Seller owns all of the issued and outstanding shares of MEI and MEI owns, directly or indirectly, all of the issued and outstanding shares of each of the Operating Subsidiaries, which shares are duly and validly issued, fully paid and non-assessable. Seller has good and marketable title to the Stock, free and clear of all debts, liens and encumbrances and, by virtue of the grant, conveyance, sale, transfer, and assignment of the Stock hereunder, Purchaser shall receive good and marketable title to the Stock, including all of the issued and outstanding stock of MEI, free and clear of all debts, liens and encumbrances. As of the Closing, there shall be no outstanding options, contracts, warrants, appreciation rights, redemption rights or subscription rights of any nature relating to the issuance, sale or acquisition of the Stock or any other securities of MEI or the Operating Subsidiaries, regardless of series, class or designation.

     2.4 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Seller and the performance by Seller of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw, or other agreement or instrument to which Seller is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Seller, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Seller.

     2.5 DIRECTORS AND OFFICERS. Schedule 2.5 of this Agreement contains the names and titles of all current directors and officers of MEI and the Subsidiaries, who shall resign at the request of the Purchaser, effective as of the closing.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement to Seller to enter into this Agreement, the Purchaser represents and warrants to the Seller as of the date hereof and as of the Closing the following:

     3.1 ORGANIZATION. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of Colorado, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     3.2 AUTHORITY. The Board of Directors of Purchaser has authorized the execution of this Agreement and the transactions contemplated herein, and Purchaser has full power and authority to execute, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Purchaser, and is enforceable in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other laws generally effecting the rights of creditors and general principles of equity.

     3.3 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Purchaser and the performance by Purchaser of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw, or other agreement or instrument to which Purchaser is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Purchaser, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Purchaser.

                                   ARTICLE IV
                                   COVENANTS

     4.1 CONTINUING COVENANTS. For a period of eight years from the Closing Date, Purchaser agrees with respect to MEI and each of the Operating Subsidiaries to the following:

          4.1(A) The Purchaser shall maintain the corporate structure and good standing status of MEI and each of the Operating Subsidiaries in its various states of incorporation and shall maintain any necessary qualifications of MEI and each of the Operating Subsidiaries to do business in various foreign states. MEI and each of the Operating Subsidiaries shall not be mere divisions or departments of Purchaser, but shall be separate and distinct entities, and shall observe all corporate formalities.

          4.1(B) The directors of MEI and each of the Operating Subsidiaries shall conduct an annual meeting of directors and any corporate actions requiring the consent of the Board of Directors of MEI and each of the Operating Subsidiaries shall be approved by the respective Board of Directors as evidenced by minutes of a meeting or by unanimously adopted consent resolutions.

          4.1(C) The directors of MEI and each of the Operating Subsidiaries shall call an annual meeting of shareholders for MEI and each Operating Subsidiary and any fundamental corporate changes or other corporate actions requiring the consent of the shareholders of MEI and each of the Operating Subsidiaries shall be submitted to the shareholders of MEI and each Operating Subsidiary for approval. Approval by shareholders shall be evidenced by minutes of a meeting or by unanimously adopted consent resolutions.

          4.1(D) MEI and each of the Operating Subsidiaries shall be adequately capitalized and funded at all times and shall have sufficient assets at all times to cover any currently known estimated costs of cleanup for the properties listed on Exhibit B as set forth in Schedule 4.1.

          4.1(E) MEI and each of the Operating Subsidiaries shall open and maintain at least one bank account for use as an operating and payroll account and shall pay their own respective expenses and shall pay the salaries of their respective employees.

          4.1(F) Notwithstanding any of the foregoing, in the event the Purchaser effects a dissolution or liquidation of MEI or any Operating Subsidiary or any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off, or a merger or consolidation of MEI or any Operating Subsidiary with other entities with the approval of Seller, which shall not be unreasonably withheld, the Purchaser shall make or adopt the covenants set forth above in Article IV with respect to any successor entity that results from such dissolution, liquidation, separation or division.

     4.2 ACCOUNTS PAYABLE. With regard to all accounts payable and accrued taxes as of the Effective Date, Purchaser will cause such amounts to be paid according to the payment plan and/or requirements of the creditor or taxing authority, without extension, delinquency or other material deviation from the payment term and plan. Purchaser shall, as of the Closing, arrange for the release of Seller and other key employees of the Seller from personal guaranties relating to the business of the Seller.

     4.3 RELEASE OF GUARANTIES. Purchaser shall have released Seller of all obligations, contingent or otherwise, relating to or in any way connected to or with the Stock or Subsidiaries, including but not limited to any and all bank or other guaranties.

     4.4 SELLER'S COOPERATION AFTER THE CLOSING; FURTHER ACTION. At any time, and from time to time after the Closing, the Seller shall execute and deliver to the Purchaser such other instruments and take such other actions as the Purchaser may reasonably request more effectively to vest title of the Stock in the Purchaser and, to the full extent permitted by law, to put the Purchaser in actual possession and operating control of the Subsidiaries, the Stock and the Business. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done, all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated hereby.

     4.5 REGULAR COURSE OF BUSINESS. Except as otherwise consented to or approved by Purchaser in writing, until the Closing, Seller covenants and agrees (and will cause each of the Subsidiaries to act or refrain from acting where required hereinafter) as follows:

          4.5(A) Each of the Subsidiaries will operate its respective business in the ordinary course, diligently and in good faith, consistent with past management practices;

          4.5(B) Except as required for the transaction contemplated in this Agreement, no change or amendment shall be made in the articles or certificate of incorporation or bylaws of any of the Subsidiaries. None of the Subsidiaries will merge into or consolidate with any other corporation or person, or change the character of its business;

          4.5(C) Each of the Subsidiaries will not (i) issue or sell any shares of its capital stock of any class or issue or sell any securities convertible into, or options, warrants to purchase or rights to subscribe to, any shares of its capital stock of any class or (ii) directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock;

          4.5(D) Each of the Subsidiaries will not declare, pay or set aside for payment any dividend or other distribution in respect of its capital stock or pay, set aside, accrue, agree to or become liable in any manner for any bonus, of any nature or type, to Sellers or to any employee or officer of any of the Subsidiaries inconsistent with past practices;

          4.5(E) None of the Subsidiaries will (i) incur, assume or guarantee any indebtedness or capital leases or (ii) create or permit to become effective any mortgage, pledge, lien, encumbrance or charge of any kind upon its assets other than in the ordinary course of business; and

          4.5(F) Except in the ordinary course of business consistent with past practices or with the written consent of Purchaser, the Company will not enter into any transaction, make any commitment or incur any obligation.

                                   ARTICLE V

                                   INDEMNITY

     5.1 INDEMNIFICATION.

          5.1(A) SURVIVAL OF INDEMNITY AND DEFINITION OF LOSSES. Any claims arising out of covenants or obligations agreed to or liabilities arising by operation of law and the indemnification of Seller and the Subsidiaries pursuant to this Agreement shall survive Closing and shall have no limitation with regard to any monetary limitation. This indemnity shall expire upon the applicable statute of limitation for the underlying claim, provided that no action has been brought or threatened concerning the Loss. Any claim brought by Seller against Purchaser or the Subsidiaries resulting from a violation of Section 4.1 shall be limited to Losses and subject to this Section 5.1 and there shall be no other remedy at law or in equity. "Loss" or "Losses" shall include: any occurrence or circumstance which occurs or exists prior to on and subsequent to the Closing Date, and which constitutes, or which by the lapse of time or giving notice (or both) would constitute, a breach or default under any lease, contract, or other instrument or agreement (whether written or oral); (b) injury to or death of any person or damage to or destruction of any property occurring prior to on and subsequent to the Closing Date, whether based on negligence, breach of warranty, or any other theory; (c) violation of the requirements of any governmental authority or of the rights of any third person, including, without limitation, any requirements relating to the reporting and payment of federal, state, local or other income, sales, use, franchise, excise or property tax liabilities of Seller relating to the Subsidiaries, the Business or the Stock; (d) the generation, collection, transportation, storage or disposal of Hazardous Materials (as defined below) by the Subsidiaries, the Business or related to in any way or connected with the Stock; (e) any liability or obligation arising from, connected with or relating to any indemnity or guaranty, either written or oral, from Seller to any Subsidiary or other third party in any acquisition, transaction or agreement relating to the Subsidiaries, the Business or the Stock including, but not limited to, the agreements listed on Schedule 5.1 and all agreements related to, connected with or incorporated into such agreements; (f) any liability or obligation arising from, connected with or relating to any indemnity or guaranty, either written or oral, from a Subsidiary to a third party in any acquisition, transaction or agreement relating to the Subsidiaries, the Business or the Stock including, but not limited to, the agreements listed on Schedule 5.1; and (g) all losses, liabilities, obligations, governmental suits, damages, penalties, fines, deficiencies, remedial or response action costs, corrective action costs, cleanup costs and expenses, and all actions, judgments, costs and expenses, including expert witness and attorneys' fees and disbursements incident to the foregoing, whether arising out of, either prior to or after the Closing Date and including, but not limited to, (1) corrective measures or action actions required by or approved by any local, state or federal agency with applicable authority to require corrective measures or action related to the Subsidiaries, the Business or the Stock,
     (2) third party claims for injury to persons or property and liability arising under any Environmental Laws; (3) underground tank storage and activities related thereto and waste disposal activities on-site or off-site; (4) clean-up responses and the cost of remediation, control or compliance with respect to surface or subsurface pollution caused by spills, leaks or releases from any equipment used or owned by the Subsidiaries, the Business or the Stock; (5) pollution or contamination of the environment, including soil, surface water, groundwater or air; (6) failure to comply with applicable land use, surface disturbance, licensing or notification requirements; (7) violation of environmental or land use laws, rules, regulations, or demands or orders of any local, state or federal agency with applicable authority over the Subsidiaries, the Business or the Stock; (8) the estimated costs of cleanup for the properties listed on Exhibit B as set forth in Schedule 4.1; and (9) any other liability, contractual, environmental or otherwise, that arises from or relates to any of the Business.

             (1) For the purposes of this Agreement, "Environmental Laws" shall mean any law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or hazardous materials, including CERCLA; the Resource Conservation and Recovery Act; the Hazardous Materials Transportation Act; the Clean Water Act; the Toxic Substances Control Act; the Clean Air Act; the Safe Drinking Water Act; the Atomic Energy Act; the Federal Insecticide, Fungicide and Rodenticide Act; and the Federal Food, Drug and Cosmetic Act; and the state or local equivalents of these laws.

             (2) For the purposes of this Agreement, "Hazardous Materials" shall mean (1) oil, petroleum and petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain polychlorinated biphenlys and radon gas; (2) any other chemical, material or substance defined as or included in the definition of "hazardous wastes," "hazardous substances," "hazardous constituents," "hazardous materials," "toxic substances," "extremely hazardous wastes," "restricted hazardous wastes," "toxic pollutants," "contaminants," "pollutants," "pollution" or words of similar import, under any Environmental Law; and (3) any other chemical, material or substance, including radioactive materials or related materials, whether solids, liquids or gases, that are subject to regulation under any Environmental Laws.

          5.1(B) INDEMNIFICATION BY PURCHASER. Purchaser and each Subsidiary, jointly and severally, agree to indemnify, defend and hold harmless Seller, and the respective officers, representatives, agents, employees of the Subsidiaries and successors and assigns of the Seller from and against:

             (1) Any and all Losses resulting from any misrepresentation or breach of any representation or warranty or non-fulfillment of any covenant or agreement on the part of Purchaser under the terms of this Agreement;

             (2) Any liability or assessment relating to any Losses (including tax liability or assessment) related to Seller, the Subsidiaries, the Stock or this Agreement or the transactions contemplated hereby;

             (3) All actions, suits, proceedings, arbitration's, demands, assessments, judgments, costs and expenses, including attorney's fees and disbursements, incident to the foregoing; and

             (4) All claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which result from or relate to any activities of the Subsidiaries or Purchaser prior to on or subsequent to the Closing Date or which result from or relate to any breach of, or failure by Purchaser to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Purchaser under this Agreement.

          5.1(C) CONTINUING LIABILITY. In addition to all other indemnities contained herein, Purchaser agrees that after the Closing Date it will not alter the rights of any person who has a right to indemnification (the "Indemnitees") from the Seller or any of the Subsidiaries pursuant to the Articles of Incorporation and/or Bylaws of Seller or any of the Subsidiaries in effect on the date of this Agreement. In addition, Purchaser shall be bound by all determinations made by the Board of Directors of Seller and the Subsidiaries prior to or on the Closing (including, but not limited to, determinations of whether officers and/or directors acted in good faith). Purchaser shall assume the obligations of Seller and Subsidiaries to provide indemnification to the Indemnitees of Seller and Subsidiaries as if such persons were officers or directors of Purchaser. Purchaser covenants that it will not take or permit any action that would impair in any material respect the ability or obligation of Purchaser to comply with Section 5.1. For a period of eight years from the Closing, Purchaser shall obtain coverage for such Indemnitees under their directors and officers insurance policy or policies and/or maintain all current policies of Seller and the Subsidiaries. In the event Purchaser is deposed of, sold, or reorganized (regardless of the method or structure of such disposition, sale or reorganization), as a condition precedent to such disposition, sale or reorganization, Purchaser (or its Parent company, if applicable) shall either (i) continue to provide substantially the same coverage for the Indemnitees as required hereby; or (ii) require the acquiring entity with which it is dealing to assume and continue its obligations under Section 5.1. If the scope of indemnity to which the Indemnitees are entitled under the Articles of Incorporation and/or Bylaws of the Seller and Subsidiaries is more beneficial than the right of indemnification provided by Purchaser, the indemnification obligation of Purchaser hereunder shall be automatically expanded to provide the Indemnitees with the maximum indemnification rights provided by the Articles of Incorporation and/or Bylaws of the Seller and the Subsidiaries.

                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

     The Seller's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article VI. The Seller may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any other condition of or any of the Seller's rights or remedies at law or in equity, if Purchaser shall be in default of any of its representations, warranties, or covenants under this Agreement.

     6.1 PERFORMANCE. Purchaser shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date, and the Representations and Warranties contained in Article III shall be true and correct as of the Closing.

     6.2 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

     6.3 FAIRNESS OPINION. The Seller shall have received a written opinion acceptable to the Seller, in its sole discretion, stating that the consideration to be received by the Seller pursuant to this Agreement is fair to the Seller and its shareholders from a financial point of view.

     6.4 SHAREHOLDER APPROVAL. This Agreement shall have been adopted by the affirmative vote of the shareholders of the Seller. Purchaser shall abstain from such a vote.

     6.5 DISSENTER'S RIGHTS. The owners of no more than 3% of the Seller's common stock shall have exercised Dissenter's Rights in connection with the transactions contemplated in the Agreement.

     6.6 APPROVAL AND CONSUMMATION OF MERGER. The Merger shall have been adopted by the affirmative vote of a majority of all the votes entitled to be cast of the Seller, or as otherwise required and in accordance with the Articles of Incorporation of the Seller and the Colorado Business Corporation Law.

     6.7 APPROVAL OF ACTIVEIQ. The Board of Directors of activeIQ Technologies Inc., ("activeIQ") shall have approved of this Agreement and made a determination that the directors of the Seller acted in good faith and in the best interest of Seller in all ways related to or in connection with the transaction contemplated by this Agreement.

     6.8 RELEASE OF SELLER. Purchaser and the Subsidiaries shall have released Seller for all claims of the Subsidiaries and shall have executed a release substantially in a form approved by the Seller.

                                  ARTICLE VII
                CONDITIONS PRECEDENT TO PURCHASER'S PERFORMANCE

     The Purchaser's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article VII. The Purchaser may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Purchaser of any other condition of or any of the Purchaser's rights or remedies at law or in equity, if Seller shall be in default of any of its representations, warranties, or covenants under this Agreement.

     7.1 PERFORMANCE. Seller shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the closing Date, and the Representations and Warranties contained in Article II shall be true and correct as of the Closing.

     7.2 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

     7.3 FAIRNESS OPINION. The Seller shall have received a written opinion acceptable to the Seller, in its sole discretion, stating that the consideration to be received by the Seller pursuant to this Agreement is fair to the Seller and its shareholders from a financial point of view.

     7.4 DISSENTER'S RIGHTS. The owners of no more than 3% of the Seller's common stock shall have exercised Dissenter's Rights in connection with the transactions contemplated in the Agreement.

     7.5 APPROVAL AND CONSUMMATION OF MERGER. The Merger shall have been adopted by the affirmative vote of a majority of all the votes entitled to be cast of Seller, or as otherwise required and in accordance with the Articles of Incorporation of the Seller and the Colorado Business Corporation Law.

     7.6 APPROVAL OF ACTIVEIQ. The Board of Directors of activeIQ shall have approved of this Agreement and made a determination that the directors of the Seller acted in good faith and in the best interest of the Seller in all ways related to or in connection with the transaction contemplated by this Agreement.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.1 CAPTIONS AND HEADINGS. The Articles and paragraph/section headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit or add to the meaning of any provisions of this Agreement.

     8.2 NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     8.3 WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

     8.4 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understandings between the parties hereto, and supersedes all prior agreements and understandings with respect to the subject matter hereof.

     8.5 CHOICE OF LAW, JURISDICTION AND VENUE. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado without regard to conflict of laws principles. Any action at law or in equity directly or indirectly in connection with, related to or in any way connected to this Agreement or any provisions hereof, shall be litigated exclusively in the state or federal courts located in the City and County of Denver, Colorado. The parties hereto irrevocably waive any rights such party may otherwise have to transfer or change the venue of any litigation brought or arising in connection with this Agreement.

     8.6 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.7 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of receipt if served personally on the party to whom notice is to be given, by telecopy or telegram, or mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

     PURCHASER:         CAPCO ENERGY, INC.
                    2922 Chapman Avenue, Suite 202
                    Orange, California 92869
                        Attention: Ilyas Chaudhary, President

     SELLER:              METEOR INDUSTRIES, INC.
                    1401 Blake Street, Suite 200
                          Denver, Colorado 80202

     8.8 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.9 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.10 ANNOUNCEMENTS. Purchaser and Seller will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers. Except to the extent that the parties consent in writing otherwise, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media. Nevertheless, the parties agree that the Seller and the Purchaser or any affiliate thereof may make such disclosure (on Form 8-K, by press release or otherwise) regarding the terms of this Agreement and the transactions contemplated hereby as it deems necessary to comply with the applicable securities laws or the rules and regulations of the NASDAQ, including a press release following the execution of this Agreement.

     8.11 EXPENSES. Except as specifically provided in this Agreement, all direct costs and expenses including legal, and any other out-of-pocket expense incurred by Seller, in connection with this transaction, shall be paid by the Seller. All costs and expenses including legal, accounting and any other out-of-pocket expenses incurred by the Purchaser, in connection with this transaction, shall be paid by the Purchaser.

     8.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in Articles II and III shall not survive the Closing. The covenants, agreements and indemnities set forth in Articles IV, V, and VII shall survive the Closing.

     8.13 ASSIGNMENT. This Agreement may not be assigned by operation of law or otherwise by the Seller or the Purchaser; provided, however, that Purchaser may assign its rights and obligations to Capco Resources Ltd. or any subsidiary or affiliate of Purchaser, provided however that such assignment shall not release the Purchaser of it's obligations hereunder and Purchaser shall guarantee the obligation of any assignee.

     8.14 TERMINATION. This Agreement may be terminated prior to the Effective Date; (a) by mutual consent of the Seller and the Purchaser if the Boards of Directors of each so determines; or (b) by Seller if the Merger is not consummated.

     AGREED TO AND ACCEPTED as of the date first above written.

                                          PURCHASER: CAPCO ENERGY, INC.

                                          By:     /s/ ILYAS CHAUDHARY
                                          --------------------------------------
                                          Title: President

                                          SELLER: METEOR INDUSTRIES, INC.

                                          By:     /s/ EDWARD J. NAMES
                                          --------------------------------------
                                          Title: President

                                                                      APPENDIX B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                          ACTIVEIQ TECHNOLOGIES, INC.,
                            A MINNESOTA CORPORATION,

                            METEOR INDUSTRIES, INC.,
                            A COLORADO CORPORATION,

                                      AND

                                MI MERGER, INC.,
                            A MINNESOTA CORPORATION

                                January 11, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I  DEFINITIONS..................................................    B-1
ARTICLE II  MERGER......................................................    B-6
     2.1    Reincorporation Merger......................................    B-6
     2.2    Effect of Merger............................................    B-6
     2.3    Effect on AIQ Capital Stock and Merger Sub Capital Stock....    B-7
     2.4    Rights of Holders of AIQ Capital Stock......................    B-8
     2.5    Procedure for Exchange of AIQ Common Stock..................    B-9
     2.6    Dissenting Shares...........................................    B-10
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF AIQ......................    B-11
     3.1    Organization and Qualification..............................    B-11
     3.2    Authority Relative to this Agreement; Non-Contravention.....    B-11
     3.3    Capitalization..............................................    B-12
     3.4    Financial Statements........................................    B-12
     3.5    Litigation..................................................    B-12
     3.6    No Brokers or Finders.......................................    B-13
     3.7    Absence of Undisclosed Liabilities..........................    B-13
     3.8    No Material Adverse Change..................................    B-13
     3.9    Leased Premises.............................................    B-13
     3.10   Tax Matters.................................................    B-14
     3.11   Contracts and Commitments...................................    B-14
     3.12   Intellectual Property Rights................................    B-15
     3.13   Employees...................................................    B-18
     3.14   Employee Benefit Plans......................................    B-19
     3.15   Insurance...................................................    B-19
     3.16   Affiliated Transactions.....................................    B-19
     3.17   Compliance with Laws; Permits...............................    B-20
     3.18   Environmental Matters.......................................    B-20
     3.19   Absence of Certain Developments.............................    B-22
     3.20   Disclosure..................................................    B-22
     3.21   Proxy Statement.............................................    B-22
     3.22   Securities Act Sales........................................    B-23
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF MI........................    B-23
     4.1    Organization and Qualification..............................    B-23
     4.2    Authority Relative to This Agreement; Non Contravention.....    B-23
     4.3    Capitalization..............................................    B-24
     4.4    Exchange Act Reports........................................    B-24
     4.5    Subsidiaries................................................    B-25
     4.6    Absence of Certain Developments.............................    B-25
     4.7    Absence of Undisclosed Liabilities..........................    B-26
     4.8    No Material Adverse Change..................................    B-26
     4.9    Litigation..................................................    B-26
     4.10   No Brokers or Finders.......................................    B-26
     4.11   Proxy Statement.............................................    B-26
     4.12   Validity of the Surviving Company Common Stock..............    B-27
     4.13   Tax Matters.................................................    B-27
     4.14   Contracts and Commitments...................................    B-27
     4.15   Intellectual Property.......................................    B-28
     4.16   Employees...................................................    B-28
     4.17   Employee Benefit Plans......................................    B-28
     4.18   Insurance...................................................    B-29
     4.19   Affiliate Transactions......................................    B-29

     4.20   Control of Subsidiaries.....................................    B-30
     4.21   Compliance with Laws, Permits...............................    B-30
     4.22   Environmental Matters.......................................    B-30
     4.23   Disclosure..................................................    B-31
ARTICLE V  CONDUCT OF BUSINESS PENDING THE MERGER.......................    B-32
     5.1    Conduct of Business by MI...................................    B-32
     5.2    Conduct of Business by AIQ..................................    B-32
ARTICLE VI  ADDITIONAL COVENANTS AND AGREEMENTS.........................    B-33
     6.1    Governmental Filings........................................    B-33
     6.2    Expenses....................................................    B-33
     6.3    Due Diligence; Access to Information; Confidentiality.......    B-33
     6.4    Proxy Statement.............................................    B-34
     6.5    Tax Treatment...............................................    B-35
     6.6    Press Releases..............................................    B-35
     6.7    Securities Reports..........................................    B-35
     6.8    NASDAQ Listing..............................................    B-35
     6.9    Shareholder Approvals.......................................    B-35
     6.10   No Solicitation.............................................    B-36
     6.11   Failure to Fulfill Conditions...............................    B-36
     6.12   Tax Opinion.................................................    B-36
     6.13   Resignations and Election of Directors......................    B-36
     6.14   Notification of Certain Matters.............................    B-37
     6.15   Covenant Not to Register....................................    B-37
     6.16   Continuing Liability........................................    B-37
ARTICLE VII  CONDITIONS.................................................    B-38
     7.1    Conditions to Obligations of Each Party.....................    B-38
     7.2    Additional Conditions to Obligations of MI..................    B-39
     7.3    Additional Conditions to Obligation of AIQ..................    B-40
ARTICLE VIII  TERMINATION, AMENDMENT AND WAIVER.........................    B-42
     8.1    Termination.................................................    B-42
     8.2    Amendment...................................................    B-43
     8.3    Waiver......................................................    B-43
ARTICLE IX  GENERAL PROVISIONS..........................................    B-44
     9.1    Notices.....................................................    B-44
     9.2    Interpretation..............................................    B-44
     9.3    Severability................................................    B-45
     9.4    Miscellaneous...............................................    B-45
     9.5    Non-Survival of Representations, Warranties and Covenants...    B-45
     9.6    Schedules...................................................    B-45
     9.7    Counterparts................................................    B-45
     9.8    Third Party Beneficiaries...................................    B-45

Exhibit A  Form of Reincorporation Articles of Merger
Exhibit B  Form of Articles of Merger
Exhibit C  Form of New MI Articles of Incorporation
Exhibit D  Form of New MI Bylaws
Exhibit E  Form of Agreement and Plan of Reincorporation Merger
Exhibit F  Form of Merger Warrant
Exhibit G  Form of Investment Letter
Exhibit H  AIQ Lock-Up Agreement
Exhibit I  MI Shareholder Lock-Up Agreement
Exhibit J  MI Director and Officer Lock-Up Agreement
Exhibit K  Environmental Liability Opinions

[Exhibits have been intentionally omitted.]

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is dated as of January 11, 2001, by and among ACTIVEIQ TECHNOLOGIES, INC., a Minnesota corporation ("AIQ"), METEOR INDUSTRIES, INC., a Colorado corporation ("MI") and MI MERGER, INC., a Minnesota corporation and a wholly-owned subsidiary of MI ("Merger Sub").

                                   WITNESSETH

     WHEREAS, the Boards of Directors of AIQ and MI have determined that it is in the best interests of such corporations and their respective shareholders to consummate the merger of Merger Sub, a newly-formed wholly-owned subsidiary of MI, with and into AIQ with AIQ as the surviving corporation (the "Merger");

     WHEREAS, AIQ and MI desire that the Merger be made on the terms and subject to the conditions set forth in this Agreement and qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and

     WHEREAS, as a condition to the Merger, AIQ requires that MI merge into a newly-formed Minnesota corporation ("New MI"), after which Merger Sub will merge into AIQ, which will then be a wholly-owned subsidiary of New MI.

     NOW, THEREFORE, in consideration of the representations, warranties and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     As used herein, the following terms shall have the following meanings (such meaning to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" has the meaning as defined in Regulation 12b-2 promulgated under the Exchange Act, as such regulation is in effect on the date hereof.

          "AIQ Dissenting Shares" shall have the meaning ascribed thereto in
     SECTION 2.5(a).

          "AIQ Financial Statements" shall have the meaning ascribed thereto in
     SECTION 3.4.

          "AIQ Intellectual Property" means any Technology and Intellectual Property Rights including AIQ Registered Intellectual Property Rights (as defined below) that are owned (in whole or in part) by or exclusively licensed to AIQ.

          "AIQ Latest Balance Sheet" shall have the meaning ascribed thereto in
     SECTION 3.7.

          "AIQ Leases" shall have the meaning ascribed thereto in SECTION 3.9. "AIQ Permits" shall have the meaning ascribed thereto in SECTION 3.17(b).

          "AIQ Real Property" shall have the meaning ascribed thereto in SECTION 3.9.

          "AIQ Registered Intellectual Property Rights" has the meaning set forth in SECTION 3.12(a).

          "Articles" shall, with respect to any corporation, mean those instruments that at the time constitute its articles of incorporation or other charter document as filed or recorded under the general corporation or other applicable law of the jurisdiction of its incorporation or organization, including the articles or certificate of incorporation and any and all amendments thereto.

          "Articles of Merger" shall mean the articles of merger in substantially the form attached hereto as EXHIBIT B.

          "Available Cash" shall have the meaning ascribed thereto in SECTION 7.3(b).

          "CBCA" means the Colorado Business Corporations Act, as amended (Colorado Revised Statutes, Title 7, Articles 101 through 117).

          "Closing" shall have the meaning ascribed thereto in SECTION 2.1(e).

          "Closing Date" shall have the meaning ascribed thereto in SECTION 2.1(e).

          "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor legislation.

          "Copyrights" has the meaning set forth in the definition of Intellectual Property Rights.

          "Effective Date" shall have the meaning ascribed thereto in SECTION 2.1(e).

          "Effective Time" shall have the meaning ascribed thereto in SECTION 2.1(e).

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" shall mean the Exchange Act of 1934, as amended.

          "Exchange Ratio" shall have the meaning ascribed thereto in SECTION 2.2(a).

          "GAAP" shall mean Generally Accepted Accounting Principles as in effect from time to time.

          "Governmental Body" means any:

             (a) nation, province, state, county, city, town, village, district, or other jurisdiction of any nature;

             (b) federal, provincial, state, local, municipal, foreign, or other government;

             (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

             (d) multi-national organization or body; or

             (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

          "IRS" shall mean the Internal Revenue Service of the United States.

          "Intellectual Property Rights" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (a) all United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries including without limitation invention disclosures ("Patents");
     (b) all trade secrets and other rights in know-how and confidential or proprietary information; (c) all copyrights, copyrights registrations and applications therefor and all other rights corresponding thereto throughout the world ("Copyrights"); (d) all maskworks, maskwork registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology ("Maskworks"); (e) all industrial designs and any registrations and applications therefor throughout the world; (f) all rights in World Wide Web addresses and domain names and applications and registrations therefor; (g) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world ("Trademarks"); and (h) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

          "Liabilities" shall mean any and all debts, liabilities, accounts payable, Taxes, claims and other obligations, absolute or contingent, mature or not mature, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising (unless otherwise specified in this Agreement), including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, or any actual or threatened action, suit, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or
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     commission or any arbitration tribunal, any order or consent decrees of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

          "Material Adverse Effect" shall, with respect to an entity, mean any condition, event, change or occurrence, individually or collectively, that has had or may reasonably be expected to have a material adverse effect on the business, operations, results of operations or financial condition of such entity on a consolidated basis.

          "MBCA" shall mean the Minnesota Business Corporations Act, as amended (Minnesota Statutes, Chapter 302A).

          "Merger" shall have the meaning ascribed thereto in the preambles of this Agreement.

          "Merger Warrant" shall mean the common stock purchase warrant to be issued to the holders of AIQ Common Stock in accordance with SECTION 2.2(a) in substantially the form of EXHIBIT F attached hereto.

          "MI" means Meteor Industries, Inc., a Colorado corporation and, for purposes of this Agreement, does not include any of its subsidiaries, unless otherwise expressly stated herein.

          "MI Board" shall mean the Board of Directors of MI immediately prior to the Effective Date.

          "MI Common Stock" shall mean the common stock, par value $.001 per share, of MI prior to the Effective Date.

          "MI Dissenting Shares" shall have the meaning ascribed thereto in
     SECTION 2.5(b).

          "MI 8-K Reports" shall have the meaning ascribed thereto in SECTION
     4.4.

          "MI Latest Balance Sheet" shall have the meaning ascribed thereto in
     SECTION 4.7.

          "MI Private Placement" shall mean the proposed private placement by MI of 120,000 units of its securities at a price of $15.00 per unit, each unit consisting of five (5) shares of MI Common Stock and a warrant (in substantially the form of the Merger Warrant) to purchase three (3) shares of MI Common Stock at a price of $5.50 per share.

          "MI Proxy Statements" shall have the meaning ascribed thereto in
     SECTION 4.4.

          "MI Real Property" shall mean all of the real property owned, used or occupied by MI.

          "MI Subsidiary" (or collectively, "MI Subsidiaries") shall mean each corporation, limited liability company or other business entity in which MI owns a majority of the outstanding shares of capital stock and, notwithstanding the forgoing, shall include Meteor Office, LLC and, upon its formation, Meteor Enterprises, Inc. and all of its direct subsidiaries.

          "MI 10-K Reports" shall have the meaning ascribed thereto in SECTION 4.4.

          "MI 10-Q Reports" shall have the meaning ascribed thereto in SECTION 4.4.

          "NASDAQ" shall mean the National Association of Securities Dealers, Inc. Automated Quotation System.

          "PTO" has the meaning set forth in SECTION 3.12(a).

          "Patents" has the meaning set forth in the definition of Intellectual Property Rights.

          "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

          "Proxy Statement" shall have the meaning ascribed thereto in SECTION 6.4.

          "Registered Intellectual Property Rights" all United States, international and foreign: (a) Patents, including applications therefor;
     (b) registered Trademarks, applications to register Trademarks, including
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     intent-to-use applications, or other registrations or applications related to Trademarks; (c) Copyrights registrations and applications to register Copyrights; (d) Maskwork registrations and applications to register Maskworks; and (e) any other Technology that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public or private legal authority at any time.

          "Reincorporation Articles of Merger" shall mean the articles of merger in substantially the form attached hereto as EXHIBIT A.

          "Reincorporation Merger" shall mean the merger of MI with and into New MI, as described in ARTICLE II.

          "Requisite AIQ Shareholder Vote" shall have the meaning ascribed thereto in SECTION 3.2.

          "Requisite MI Shareholder Vote" shall have the meaning ascribed thereto in SECTION 4.2.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

          "Schedules" or "Schedule" shall refer to the disclosure schedules prepared by the parties hereto and attached as a part of this Agreement.

          "Subsidiary" shall, with respect to any entity, mean each corporation in which such entity owns directly or indirectly fifty percent (50%) or more of the voting securities of such corporation and shall, unless otherwise indicated, be deemed to refer to both direct and indirect subsidiaries of such entity.

          "Surviving Company" shall have the meaning ascribed thereto in ARTICLE II.

          "Surviving Company Common Stock" shall mean the common stock, par value $.01 per share, of the Surviving Company.

          "Tax or Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, environmental taxes, customs duties, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, workers' compensation, employment-related insurance, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other governmental tax, fee, assessment or charge of any kind whatsoever including any interest, penalties or additions to any Tax or additional amounts in respect of the foregoing.

          "Technology" shall mean any or all of the following: (i) works of authorship including, without limitation, computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, net lists, records, data and maskworks; (ii) inventions (whether or not patentable), improvements, and technology; (iii) proprietary and confidential information, including technical data and customer and supplier lists, trade secrets and know how; (iv) databases, data compilations and collections and technical data; (v) logos, trade names, trade dress, trademarks, service marks; (vi) World Wide Web addresses, domain names and sites; (vii) tools, methods and processes; and
     (viii) all instantiations of the foregoing in any form and embodied in any media.

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                                   ARTICLE II

                                     MERGER

     Subject to the satisfaction or waiver of the conditions set forth in
ARTICLE VII, at the Effective Time, (i) MI will merge with and into New MI (the "Reincorporation Merger"), (ii) Merger Sub will merge with and into AIQ, (iii) AIQ will become a wholly-owned subsidiary of New MI, and (iv) New MI will change its name to "Active IQ Technologies, Inc.," or such other name acceptable to AIQ. AIQ, as a wholly-owned subsidiary of New MI after giving effect to the Merger, shall be defined herein as the "Surviving Company." The Reincorporation Merger will be effected pursuant to the Reincorporation Articles of Merger and the Merger will be effected pursuant to the Articles of Merger, both pursuant to the provisions of, and with the effect provided in, Section 302A.641 of the MBCA.

     2.1 REINCORPORATION MERGER. The articles of incorporation and bylaws of New MI shall be in the forms attached hereto as EXHIBITS C and D, respectively. The Reincorporation Merger shall be effected in accordance with the Agreement and Plan of Merger attached hereto as EXHIBIT E.

     2.2  EFFECT OF MERGER.

     (a) From and after the Effective Time and until further amended in accordance with law, (i) the Articles of Incorporation of AIQ as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Company, and (ii) the Bylaws of AIQ as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Company. From and after the Effective Time, the directors and officers of the Surviving Company shall be the persons who were directors of AIQ immediately prior to the Effective Time and the officers of AIQ immediately prior to the Effective Time. These directors and officers of the Surviving Company shall hold office for the term specified in, and subject to the provisions contained in, the Articles of Incorporation and Bylaws of the Surviving Company and applicable law. If, at or after the Effective Time, a vacancy shall exist on the Board of Directors or in any of the offices of the Surviving Company, such vacancy shall be filled in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Company.

     The initial Board of Directors of New MI immediately after the Effective Time will consist of seven (7) persons of which six (6) will be designated by AIQ's Board of Directors and approved by MI's Board of Directors immediately prior to the Effective Time and one (1) will be designated by MI's Board of Directors immediately prior to the Effective Time. Immediately after the Effective Time, the Board of Directors of New MI will elect the officers of AIQ immediately prior to the Effective Time as the officers of New MI. The initial directors and officers of New MI shall hold office for the term specified in, and subject to the provisions contained in, the articles of incorporation and bylaws of New MI and applicable law. If, at or after the Effective Time, a vacancy shall exist on the Board of Directors or in any of the offices of New MI, such vacancy shall be filled in the manner provided in the Articles and Bylaws of New MI.

     (b) At the Effective Time, the Surviving Company shall thereupon and thereafter be responsible and liable for all the liabilities, debts, duties, restrictions, disabilities and obligations of each of AIQ and the Merger Sub, all without further action.

     (c) At the Effective Time, the Surviving Company shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of AIQ and the Merger Sub; all property, real, personal and mixed, and all debts due on whatever account, and all and every other interest, of or belonging to or due to each of AIQ and the Merger Sub, shall be taken and deemed to be transferred to and vested in the Surviving Company without further act or deed; and the title to any real estate or any interest therein, vested in AIQ and the Merger Sub shall not revert or be in any way impaired by reason of the Merger.

     (d) MI, New MI, the Merger Sub and AIQ, respectively, shall each use its best efforts to take all such action as may be necessary or appropriate to effectuate the Merger under the MBCA at the Effective Time. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all properties, rights,
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privileges, immunities, powers and franchises of either AIQ or Merger Sub, the officers of the Surviving Company are fully authorized in the name of New MI, AIQ and Merger Sub or otherwise to take, and shall take, all such lawful and necessary action.

     (e) Subject to the provisions of ARTICLES VII AND VIII hereof, the closing (the "Closing") of the transactions contemplated hereby shall take place at such location, on such date (the "Closing Date") and at such time as AIQ and MI mutually agree at the earliest practicable time after the satisfaction or waiver of the conditions in ARTICLE VII, but in no event later than ten (10) business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed by the parties hereto. On the Closing Date, to effect the Merger, the parties hereto will cause the Reincorporation Articles of Merger and the Articles of Merger to be filed with the Minnesota Secretary of State in accordance with the MBCA. The Merger, shall be effective when the Articles of Merger are filed with the Minnesota Secretary of State (the "Effective Time"). As used herein, the term "Effective Date" shall mean the date on which the Articles of Merger are filed with the Minnesota Secretary of State.

     2.3 EFFECT ON AIQ CAPITAL STOCK AND MERGER SUB CAPITAL STOCK. To effectuate the Merger, and subject to the terms and conditions of this Agreement, at the Effective Time:

     (a) each issued and outstanding share of AIQ Common Stock immediately prior to the Effective Time (other than shares to be extinguished pursuant to SECTION 2.2(e) below and AIQ Dissenting Shares as defined in SECTION 2.5 below) shall be converted into and exchangeable for 1.000 share (the "Exchange Ratio") of New MI Common Stock (after giving effect to the Reincorporation Merger) and New MI shall issue to holders of AIQ Common Stock (i) shares of New MI Common Stock based on the Exchange Ratio, subject to adjustment as provided in SECTION 7.3(b), in exchange for such outstanding shares of AIQ Common Stock and (ii) a Merger Warrant to purchase two (2) shares of New MI Common Stock at a price of $5.50 per share for every three (3) shares of AIQ Common Stock owned by such holders;

     (b) all stock option plans duly adopted by MI prior to the date hereof and all outstanding options to purchase shares of MI Common Stock issued pursuant to such plans shall be continued by New MI in accordance with the terms thereof;

     (c) all stock option plans duly adopted by AIQ prior to the date hereof and all outstanding options to purchase shares of AIQ Common Stock issued pursuant to the such plans shall be continued by New MI and shall convert to the right to purchase the same number of shares of New MI Common Stock;

     (d) all other warrants or other options to purchase shares of AIQ Common Stock outstanding immediately prior to the Effective Time shall convert to the right to purchase the same number of shares of New MI Common Stock;

     (e) each share of AIQ Common Stock issued and outstanding immediately prior to the Effective Time and owned by Merger Sub, MI or New MI shall be cancelled and extinguished without any conversion thereof and no payment shall be made with respect thereto; and

     (f) all issued and outstanding shares of common stock, $.01 par value per share, of the Merger Sub held by MI immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

     2.4  RIGHTS OF HOLDERS OF AIQ CAPITAL STOCK.

     (a) On and after the Effective Date and until surrendered for exchange, each outstanding stock certificate that immediately prior to the Effective Date represented shares of AIQ Common Stock (except Dissenting Shares and shares extinguished pursuant to SECTION 2.2(e)) shall be deemed for all purposes, to evidence ownership of and to represent (i) the number of whole shares of New MI Common Stock into which such shares of AIQ Common Stock shall have been converted pursuant to SECTION 2.2(a) above and (ii) a Merger Warrant to purchase the number of shares of New MI Common Stock and at the price described in
SECTION 2.2(A). The record holder of each such outstanding certificate representing shares of AIQ Common Stock, shall, after the Effective Date, be entitled to vote the shares of New MI Common Stock into which such shares of AIQ Common Stock shall have been converted on any matters on which the holders of record
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of the New MI Common Stock, as of any date subsequent to the Effective Date, shall be entitled to vote. In any matters relating to such certificates of AIQ Common Stock, New MI may rely conclusively upon the record of shareholders maintained by AIQ containing the names and addresses of the holders of record of AIQ Common Stock on the Effective Date.

     (b) On and after the Effective Date, New MI shall reserve a sufficient number of authorized but unissued shares of New MI Common Stock for issuance in connection with (i) the conversion of AIQ Common Stock into New MI Common Stock,
(ii) the exercise of all options and warrants to purchase shares of AIQ Common Stock outstanding immediately prior to the Effective Time, and (iii) the exercise of the Merger Warrants.

     (c) The Exchange Ratio set forth in SECTION 2.2(a) shall be adjusted equitably to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into AIQ Common Stock or MI Common Stock), reorganization or other like change occurring after the date of this Agreement and prior to the Effective Time.

     2.5  PROCEDURE FOR EXCHANGE OF AIQ COMMON STOCK.

     (a) After the Effective Date, holders of certificates theretofore evidencing outstanding shares of AIQ Common Stock (except Dissenting Shares and shares extinguished pursuant to SECTION 2.2(e)), upon surrender of such certificates to the Secretary of New MI, shall be entitled to receive (i) certificates representing the number of whole shares of New MI Common Stock into which shares of AIQ Common Stock theretofore represented by the certificates so surrendered shall have been converted as provided in SECTION 2.2(a) hereof, and
(ii) Merger Warrants to purchase two (2) shares of New MI Common Stock for every three (3) shares of AIQ Common Stock theretofore represented by the AIQ Common Stock certificates so surrendered. New MI shall not be obligated to deliver the consideration to which any former holder of shares of AIQ Common Stock is entitled as a result of the Merger until such holder surrenders the certificate or certificates representing such shares. Upon surrender, each certificate evidencing AIQ Common Stock shall be canceled. If there is a transfer of AIQ Common Stock ownership which is not registered in the transfer records of AIQ, a certificate representing the proper number of shares of New MI Common Stock may be issued to a person other than the person in whose name the certificate so surrendered is registered if: (x) upon presentation to the Secretary of the Surviving Company, such certificate shall be properly endorsed or otherwise be in proper form for transfer, (y) the person requesting such payment shall pay any transfer or other taxes required by reason of the issuance of shares of New MI Common Stock to a person other than the registered holder of such certificate or establish to the reasonable satisfaction of the Surviving Company that such tax has been paid or is not applicable, and (z) the issuance of such New MI Common Stock shall not, in the sole discretion of the Surviving Company, violate the requirements of the Regulation D "safe harbor" of the Securities Act with respect to the private placement of New MI Common Stock that will result from the Merger.

     (b) No fractional shares of New MI Common Stock shall be issued in exchange for shares of AIQ Common Stock. In lieu thereof, New MI shall pay to the owner thereof cash equal to the pro rata market price of a share of MI Common Stock based on the closing sales price of the MI Common Stock on the Effective Date as reported on the NASDAQ Small Cap Market.

     (c) All shares of New MI Common Stock issued upon the surrender for exchange of AIQ Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of AIQ Common Stock.

     (d) In the event any certificate for AIQ Common Stock shall have been lost, stolen or destroyed, New MI shall issue and pay in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of that fact by the holder thereof, such shares of the New MI Common Stock and cash for fractional shares, if any, as may be required pursuant to this Agreement; provided, however, that the New MI, in its discretion and as a condition precedent to the issuance and payment thereof, may require the owner of such lost, stolen or destroyed certificate to deliver a bond in such sum as it may direct as indemnity against any

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claim that may be made against New MI or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

     2.6  DISSENTING SHARES.

     (a) Notwithstanding anything in this Agreement to the contrary, if Section 302A.471 of the MBCA shall be applicable to the Merger, shares of AIQ Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by shareholders who have not voted such shares in favor of the Merger, who shall have delivered, prior to any vote on the Merger, a written demand for the fair value of such shares in the manner provided in Section 302A.473 of the MBCA and who, as of the Effective Time, shall not have effectively withdrawn or lost such right to dissenters' rights ("AIQ Dissenting Shares") shall not be converted into or represent a right to receive shares of New MI Common Stock pursuant to SECTION 2.2(a) above, but the holders thereof shall be entitled only to such rights as are granted by Section 302A.473 of the MBCA. Each holder of AIQ Dissenting Shares who becomes entitled to payment for such shares pursuant to Sections 302A.471 and 302A.473 of the MBCA shall receive payment therefor from the Surviving Company in accordance with the MBCA; provided, however, that if any such holder of AIQ Dissenting Shares shall have effectively withdrawn such holder's demand for appraisal of such shares or lost such holder's right to appraisal and payment of such shares under Section 302A.473 of the MBCA, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares and each such share shall thereupon be deemed to have been canceled, extinguished and converted, as of the Effective Time, into and represent the right to receive payment from New MI of shares of New MI Common Stock as provided in SECTION 2.2(a) above.

     (b) Notwithstanding anything in this Agreement to the contrary, if Section 7-113-102 of the CBCA shall be applicable to the sale by MI of all or substantially all of its assets (as contemplated by SECTION 7.3(a)) (the "MI Asset Sale"), which is a condition to AIQ's obligation to close, shares of MI Common Stock that are issued and outstanding immediately prior to the effective date of the MI Asset Sale and which are held by shareholders who have not voted such shares in favor of such sale, who shall have delivered, prior to any vote on the MI Asset Sale, a written demand for the fair value of such shares in the manner provided in Sections 7-113-202 and 7-113-203 of the CBCA and who, as of the effective date of the MI Asset Sale, shall not have effectively withdrawn or lost such right to dissenters' rights ("MI Dissenting Shares") shall not be converted into or represent a right to receive shares of New MI Common Stock as a result of the Reincorporation Merger, but the holders thereof shall be entitled only to such rights as are granted by Article 113 of the CBCA. Each holder of MI Dissenting Shares who becomes entitled to payment for such shares pursuant to Article 113 of the CBCA shall receive payment therefor from the Surviving Company in accordance with the CBCA; provided, however, that if any such holder of MI Dissenting Shares shall have effectively withdrawn such holder's demand for appraisal of such shares or lost such holder's right to appraisal and payment of such shares under Article 113 of the CBCA, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares and each such share shall thereupon be deemed to have been canceled, extinguished and converted, as of the Effective Date, into and represent the right to receive payment from New MI of shares of New MI Common Stock as a result of the Reincorporation Merger.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF AIQ

     AIQ hereby represents and warrants as follows:

     3.1 ORGANIZATION AND QUALIFICATION. AIQ is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power to carry on its business as now conducted. The copies of the Articles and Bylaws of AIQ, which have been made available to MI prior to the date of this Agreement, are correct and complete copies of such documents as in effect as of the date of this Agreement. As used in this Agreement, the term "Articles" with respect to any corporation shall mean those instruments that at that time constitute its articles of incorporation as filed or recorded under the general corporation or other applicable law of the jurisdiction of its incorporation or organization, including the articles or certificate of incorporation and any and all amendments thereto. AIQ is licensed or qualified to
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do business in every jurisdiction in which the nature of its business or its ownership of property requires it to be licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on AIQ.

     3.2 AUTHORITY RELATIVE TO THIS AGREEMENT; NON-CONTRAVENTION. AIQ has the requisite corporate power and authority to enter into this Agreement and the Articles of Merger and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Articles of Merger by AIQ and the consummation by AIQ of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of AIQ and, except for approval of this Agreement and the Merger by the requisite vote of AIQ's shareholders, no other corporate proceedings on the part of AIQ are necessary to authorize the execution and delivery of this Agreement, the Articles of Merger and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by AIQ and, assuming it is a valid and binding obligation of MI, constitutes a valid and binding obligation of AIQ enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. The Articles of Merger, when executed and delivered by AIQ, will constitute the valid and binding obligation of AIQ, enforceable in accordance with its terms. Except as set forth in SCHEDULE 3.2, AIQ is not subject to, or obligated under, any provision of (a) its Articles or Bylaws, (b) any agreement, arrangement or understanding, (c) any license, franchise or permit or (d) subject to obtaining the approvals referred to in the next sentence, any law, regulation, order, judgment or decree, which would conflict with, be breached or violated, or in respect of which a right of termination or acceleration or any security interest, charge or encumbrance on any of its assets would be created, by the execution, delivery or performance of this Agreement, the Articles of Merger, or the consummation of the transactions contemplated hereby or thereby, other than any such conflicts, breaches, violations, rights of termination or acceleration or security interests, charges or encumbrances which, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on AIQ. Except for (i) the approval of the Merger, the Articles of Merger and this Agreement by a requisite vote of the shareholders of AIQ (the "Requisite AIQ Shareholder Vote"), (ii) approvals under applicable Blue Sky laws, (iii) the filing of the Articles of Merger and the Reincorporation Articles of Merger with the Secretaries of State of the States of Minnesota and Colorado (as appropriate) in accordance with the MBCA and the CBCA, and (iv) such filings, authorizations or approvals as may be set forth in
SCHEDULE 3.2, no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of AIQ for the consummation by AIQ of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals and filings as to which the failure to obtain or make the same will not, in the aggregate, have a Material Adverse Effect on AIQ or adversely affect the consummation of the transactions contemplated hereby.

     3.3 CAPITALIZATION. The authorized, issued and outstanding shares of capital stock of AIQ as of the date hereof is correctly set forth on SCHEDULE
3.3. The issued and outstanding shares of capital stock of AIQ are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights. AIQ has no other equity securities or securities containing any equity features authorized, issued or outstanding. Except as set forth in SCHEDULE 3.3 hereto, there are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by AIQ and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from AIQ any shares of capital stock or other securities of AIQ of any kind. Except as set forth on SCHEDULE 3.3, there are no agreements or other obligations (contingent or otherwise) which may require AIQ to repurchase or otherwise acquire any shares of its capital stock.

     3.4 FINANCIAL STATEMENTS. Prior to the execution of this Agreement, AIQ shall have delivered or made available to MI complete and accurate copies of AIQ's audited financial statements for the year ended December 31, 1999, and unaudited balance sheets and income statements at and for the quarterly period ended September 30, 2000 (the "AIQ Financial Statements"). As of their respective date, or as subsequently amended prior to the date hereof, such documents (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The AIQ Financial Statements are based upon the information contained in the books and records of AIQ and fairly present the financial condition of AIQ as of the dates thereof and results of operations for the periods referred to therein. The audited AIQ Financial Statements have been prepared in accordance with GAAP. The unaudited AIQ Financial Statements have been prepared in accordance with GAAP applicable to unaudited interim financial statements (and thus may not contain all notes and may not contain prior period comparative data which are required to be prepared in accordance with GAAP) consistently with the audited AIQ Financial Statements and reflect all adjustments necessary to a fair statement of the results for the interim periods presented.

     3.5 LITIGATION. As of the date hereof, there are no actions, suits, proceedings, orders or investigations pending or threatened against AIQ, at law or in equity, or before or by any federal, state or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which challenges or seeks to make illegal or to delay or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby or seeks to obtain material damages in connection with the transactions contemplated hereby.

     3.6 NO BROKERS OR FINDERS. Except as disclosed on SCHEDULE 3.6, there are no claims for brokerage commissions, finders' fees, investment advisory fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement, understanding, commitment or agreement made by or on behalf of AIQ.

     3.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as reflected in the unaudited balance sheet of AIQ dated September 30, 2000 (the "AIQ Latest Balance Sheet Date"), AIQ has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, whether known or unknown, and regardless of when asserted) arising out of transactions or events heretofore entered into, or any action or inaction, or any state of facts existing, with respect to or based upon transactions or events heretofore occurring, except (i) liabilities which have arisen after the AIQ Latest Balance Sheet Date in the ordinary course of business (none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit), or (ii) as otherwise set forth in SCHEDULE 3.7 attached hereto.

     3.8 NO MATERIAL ADVERSE CHANGE. Since the AIQ Latest Balance Sheet Date, there has been no material adverse change in the assets, financial condition, operating results, customer, employee or supplier relations, or business condition of AIQ.

     3.9  LEASED PREMISES.

     (a) AIQ owns no real property. The real property demised to AIQ by the leases described in SCHEDULE 3.9 (the "AIQ Leases") hereto constitutes all of the real property used or occupied by AIQ (the "AIQ Real Property").

     (b) The AIQ Leases are in full force and effect, and AIQ holds a valid and existing leasehold interest under each of the AIQ Leases for the term set forth in SCHEDULE 3.9 hereto. AIQ is not in default, and there exist no circumstances which, if unremedied, would, either with or without notice or the passage of time or both, result in such default under any of the AIQ Leases; nor is any other party to any of the AIQ Leases in default.

     (c) Each of the tangible properties and tangible assets reflected on the AIQ Latest Balance Sheet or acquired since the date thereof, free and clear of all liens and encumbrances, except for (i) liens for current taxes not yet due and payable, (ii) liens set forth in SCHEDULE 3.9 hereto, (iii) the properties subject to the AIQ Leases, (iv) assets disposed of since the date of the AIQ Latest Balance Sheet in the ordinary course of business, (v) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers and materialmen and (vi) liens in respect of pledges or deposits under workers' compensation laws.

     3.10  TAX MATTERS.

     (a) AIQ has: (i) timely filed (or has had timely filed on its behalf) all returns, declarations, reports, estimates, information returns, and statements ("Returns") required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it by any taxing authority having jurisdiction;
(ii) timely and properly
                                      B-10
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paid (or has had paid on its behalf) all Taxes shown to be due and payable on such Returns; (iii) established on the AIQ Latest Balance Sheet, in accordance with GAAP, reserves that are adequate for the payment of any Taxes not yet due and payable; (iv) complied with all applicable laws, rules, and regulations relating to the withholding of Taxes and the payment thereof (including, without limitation, withholding of Taxes under Sections 1441 and 1442 of the Code, or similar provisions under any foreign laws), and timely and properly withheld from individual employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over under all applicable laws.

     (b) There are no liens for Taxes upon any assets of AIQ, except liens for Taxes not yet due.

     (c) No deficiency for any Taxes has been proposed, asserted or assessed against AIQ that has not been resolved and paid in full. Except as disclosed in
SCHEDULE 3.10, no waiver, extension or comparable consent given by AIQ regarding the application of the statute of limitations with respect to any Taxes or Returns is outstanding, nor is any request for any such waiver or consent pending. Except as disclosed in SCHEDULE 3.10, there has been no Tax audit or other administrative proceeding or court proceeding with regard to any Taxes or Returns, nor is any such Tax audit or other proceeding pending, nor has there been any notice to AIQ by any Taxing authority regarding any such Tax, audit or other proceeding, nor is any such Tax audit or other proceeding threatened with regard to any Taxes or Returns. AIQ does not expect the assessment of any additional Taxes of AIQ for any period prior to the date hereof and is not aware of any unresolved questions, claims or disputes concerning the liability for Taxes of AIQ which would exceed the estimated reserves established on their respective books and records.

     (d) Except as set forth on SCHEDULE 3.10, AIQ is not a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by AIQ that are not deductible (in whole or in part) under Section 280G of the Code.

     (e) Except as set forth on SCHEDULE 3.10, AIQ has not requested any extension of time within which to file any Return, which Return has not since been filed.

     3.11  CONTRACTS AND COMMITMENTS.

     (a) SCHEDULE 3.11 hereto lists the following agreements, whether oral or written, to which AIQ is a party, which are currently in effect, and which relate to the operation of AIQ's business: (i) collective bargaining agreement or contract with any labor union; (ii) bonus, pension, profit sharing, retirement or other form of deferred compensation plan; (iii) hospitalization insurance or other welfare benefit plan or practice, whether formal or informal;
(iv) stock purchase or stock option plan; (v) contract for the employment of any officer, individual employee or other person on a full-time or consulting basis or relating to severance pay for any such person; (vi) confidentiality agreement; (vii) contract, agreement or understanding relating to the voting of AIQ Common Stock or the election of directors of AIQ; (viii) agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a lien on any of the assets of AIQ; (ix) guaranty of any obligation for borrowed money or otherwise; (x) lease or agreement under which AIQ is lessee of, or holds or operates any property, real or personal, owned by any other party, for which the annual rental exceeds $10,000; (xi) lease or agreement under which AIQ is lessor of, or permits any third party to hold or operate, any property, real or personal, for which the annual rental exceeds $10,000; (xii) contract which prohibits AIQ from freely engaging in business anywhere in the world; (xiii) license agreement or agreement providing for the payment or receipt of royalties or other compensation by AIQ in connection with the intellectual property rights listed in SCHEDULE 3.12 hereto; (xiv) contract or commitment for capital expenditures in excess of $10,000; (xv) agreement for the sale of any capital asset; (xvi) contract with any AIQ Affiliate thereof which in any way relates to AIQ (other than for employment on customary terms); or (xvii) other agreement which is either material to AIQ's business or was not entered into in the ordinary course of business.

     (b) AIQ has performed all obligations required to be performed by it in connection with the contracts or commitments required to be disclosed in
SCHEDULE 3.11 hereto and are not in receipt of any claim of default

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

under any contract or commitment required to be disclosed under such caption; AIQ has no present expectation or intention of not fully performing any material obligation pursuant to any contract or commitment required to be disclosed under such caption; and AIQ has no knowledge of any breach or anticipated breach by any other party to any contract or commitment required to be disclosed under such caption.

     3.12  INTELLECTUAL PROPERTY RIGHTS.

     (a) SCHEDULE 3.12 lists all Registered Intellectual Property Rights owned by, filed in the name of, or applied for, by AIQ (the "AIQ Registered Intellectual Property Rights") and lists any proceedings or actions before any court, tribunal (including the United States Patent and Trademark Office (the "PTO") or equivalent authority anywhere in the world) related to any of the AIQ Registered Intellectual Property Rights or AIQ Intellectual Property.

     (b) Each item of AIQ Registered Intellectual Property Rights is valid and subsisting, and all necessary registration, maintenance and renewal fees in connection with such AIQ Registered Intellectual Property Rights have been paid and all necessary documents and certificates in connection with such AIQ Registered Intellectual Property Rights have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Registered Intellectual Property Rights. There are no actions that must be taken by AIQ within one hundred twenty (120) days of the Closing Date, including the payment of any registration, maintenance or renewal fees or the filing of any responses to PTO office actions, documents, applications or certificates for the purposes of obtaining, maintaining, perfecting or preserving or renewing any Registered Intellectual Property Rights. In each case in which AIQ has acquired any Technology or Intellectual Property Right from any Person, AIQ or such Subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Technology and the associated Intellectual Property Rights (including the right to seek past and future damages with respect thereto) to AIQ. To the maximum extent provided for by, and in accordance with, applicable laws and regulations, AIQ has recorded each such assignment of a Registered Intellectual Property Right assigned to AIQ with the relevant Governmental Body, including the PTO, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be. AIQ has not claimed a particular status, including "Small Business Status," in the application for any Intellectual Property Rights, which claim of status was not at the time made, or which has since become, inaccurate or false or that will no longer be true and accurate as a result of the Closing.

     (c) AIQ has no Knowledge of any facts or circumstances that would render any AIQ Intellectual Property invalid or unenforceable. Without limiting the foregoing, AIQ knows of no information, materials, facts, or circumstances, including any information or fact that would constitute prior art, that would render any of the AIQ Registered Intellectual Property Rights invalid or unenforceable, or would adversely effect any pending application for any AIQ Registered Intellectual Property Right and AIQ has not misrepresented, or failed to disclose, and has no Knowledge of any misrepresentation or failure to disclose, any fact or circumstances in any application for any AIQ Registered Intellectual Property Right that would constitute fraud or a misrepresentation with respect to such application or that would otherwise affect the validity or enforceability of any AIQ Registered Intellectual Property Right.

     (d) Each item of AIQ Intellectual Property is free and clear of any Security Interests except for non-exclusive licenses granted to end-user customers in the ordinary course of business. AIQ is the exclusive owner or exclusive licensee of all AIQ Intellectual Property. Without limiting the foregoing: (i) AIQ is the exclusive owner of all Trademarks used in connection with the operation or conduct of the business of AIQ, including the sale, licensing, distribution or provision of any products or services by AIQ; (ii) AIQ owns exclusively, and has good title to, all Copyrighted Works that are products of AIQ or which AIQ otherwise purports to own; and (iii) to the extent that any Patents would otherwise be infringed by any product or services of AIQ, such Patents constitute AIQ Intellectual Property.

     (e) All AIQ Intellectual Property will be fully transferable, alienable or licensable by Surviving Corporation and/or Parent without restriction and without payment of any kind to any third party.

     (f) To the extent that any AIQ Technology has been developed or created by a third party for AIQ, AIQ has a written agreement with such third party with respect thereto and AIQ thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party's Intellectual Property Rights in such Technology by operation of law or by valid assignment, to the fullest extent it is legally possible to do so.

     (g) Except as set forth on SCHEDULE 3.12(g), all Technology used in or necessary to the conducted or currently contemplated to be conducted by AIQ was written and created solely by either (i) employees of AIQ acting within the scope of their employment or (ii) by third parties who have validly and irrevocably assigned all of their rights, including Intellectual Property Rights therein, to AIQ, and no third party owns or has any right to any of the AIQ Intellectual Property.

     (h) All employees of AIQ have entered into a valid and binding written agreement with AIQ sufficient to vest title in AIQ of all Technology, including all accompanying Intellectual Property Rights, created by such employee in the scope of his or her employment with AIQ.

     (i) AIQ has taken all steps that are reasonably required to protect AIQ's rights in confidential information and trade secrets of AIQ or provided by any other Person to AIQ. Without limiting the foregoing, AIQ has, and enforces, a policy requiring each employee, consultant and contractor to execute a proprietary information, confidentiality and assignment agreement, substantially in the form attached hereto as SCHEDULE 3.12(i), and all current and former employees, consultants and contractors of AIQ have executed such an agreement.

     (j) Except as disclosed on SCHEDULE 3.12(j), no person who has licensed Technology or Intellectual Property to AIQ has ownership rights or license rights to improvements made by AIQ in such Technology or Intellectual Property Rights.

     (k) AIQ has not transferred ownership of, or granted any exclusive license of or exclusive right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Technology or Intellectual Property Right that is or was AIQ Intellectual Property, to any other Person.

     (l) SCHEDULE 3.12(l) lists all contracts, licenses and agreements to which AIQ is a party with respect to any Technology or Intellectual Property Rights. AIQ is not in breach of nor has AIQ failed to perform under, any of the foregoing contracts, licenses or agreements and, no other party to any such contract, license or agreement is in breach thereof or has failed to perform thereunder.

     (m) SCHEDULE 3.12(m) lists all material contracts, licenses and agreements between AIQ and any other Person wherein or whereby AIQ has agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or liability or provide a right of rescission with respect to the infringement or misappropriation by AIQ or such other Person of the Intellectual Property Rights of any Person other than AIQ.

     (n) There are no contracts, licenses or agreements between AIQ and any other Person with respect to AIQ Intellectual Property under which there is any dispute regarding the scope of such agreement, or performance under such agreement, including with respect to any payments to be made or received by AIQ thereunder.

     (o) The operation of the business of AIQ as it currently is conducted or is contemplated to be conducted by AIQ, including but not limited to the design, development, use, import, branding, advertising, promotion, marketing, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of AIQ does not and will not and will not when conducted by AIQ, MI, New MI and/or Surviving Corporation in substantially the same manner following the Closing, infringe or misappropriate any Intellectual Property Right of any Person, violate any right of any Person (including any right to privacy or publicity) or constitute unfair competition or trade practices under the laws of any jurisdiction, and AIQ has not received notice from any Person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of

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AIQ infringes or misappropriates any Intellectual Property Right of any Person
or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor is there any basis therefor).

     (p) No Person is infringing or misappropriating any AIQ Intellectual Property Right.

     (q) No AIQ Intellectual Property or service of AIQ is subject to any proceeding or outstanding decree, order, judgment or settlement agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by AIQ or may affect the validity, use or enforceability of such AIQ Intellectual Property.

     (r) No (i) product, technology, service or publication of AIQ, (ii) material published or distributed by AIQ, or (iii) conduct or statement of AIQ constitutes obscene material, a defamatory statement or material, false advertising or otherwise violates in any material respect any law or regulation.

     (s) AIQ Intellectual Property, together with all intellectual property to be acquired in AIQ's proposed acquisition of Edge Technologies, Inc., constitutes all the Technology and Intellectual Property Rights used in and/or necessary to the conduct of the business of AIQ as it currently is conducted, and as it is currently planned or contemplated to be conducted by AIQ, including, without limitation, the design, development, manufacture, use, import and sale of products, technology and performance of services (including products, technology or services currently under development).

     (t) Neither this Agreement nor the transactions contemplated by this Agreement, including the assignment to MI, New MI or Surviving Corporation, by operation of law or otherwise, of any contracts or agreements to which AIQ is a party, will result in (i) either MI's, New MI or the Surviving Corporation's granting to any third party any right to or with respect to any Technology or Intellectual Property Right owned by, or licensed to, either of them, (ii) either MI's, New MI or the Surviving Corporation's being bound by, or subject to, any non-compete or other restriction on the operation or scope of their respective businesses, or (iii) either the MI's, New MI or the Surviving Corporation's being obligated to pay any royalties or other amounts to any third party in excess of those payable by AIQ or Surviving Corporation, respectively, prior to the Closing.

     (u) Except as disclosed on SCHEDULE 3.12(u), there are no royalties, fees, honoraria or other payments payable by AIQ to any Person or entity by reason of the ownership, development, use, license, sale or disposition of AIQ Intellectual Property, other than salaries and sales commissions paid to employees and sales agents in the ordinary course of business.

     3.13  EMPLOYEES.

     (a) Neither any executive employee of AIQ nor any group of AIQ's employees has any plans to terminate his, her or its employment; (b) AIQ has complied with all laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes; (c) AIQ has no material labor relations problem pending and its labor relations are satisfactory; (d) there are no workers' compensation claims pending against AIQ nor is AIQ aware of any facts that would give rise to such a claim; (e) no employee of AIQ is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of AIQ; and
(f) no employee or former employee of AIQ has any claim with respect to any intellectual property rights of AIQ set forth in SCHEDULE 3.12 hereto.

     3.14  EMPLOYEE BENEFIT PLANS.

     (a) Except as set forth in SCHEDULE 3.14 hereto, with respect to all employees and former employees of AIQ and all dependents and beneficiaries of such employees and former employees, (i) AIQ does not maintain or contribute to any nonqualified deferred compensation or retirement plans, contracts or arrangements; (ii) AIQ does not maintain or contribute to any qualified defined contribution plans (as defined in Section 3(34) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 414(i) of the Code; (iii) AIQ does not maintain or contribute to any qualified defined benefit plans (as defined in Section 3(35) of ERISA or Section 414(j) of the Code); and
(iv) AIQ does not maintain or contribute to any employee welfare benefit plans (as defined in Section 3(1) of ERISA).
                                      B-14
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     (b) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all employee benefit plans (as defined in Section 3(3) of ERISA) (collectively, the "Plans") which AIQ does maintain or to which it does contribute comply in all material respects with the requirements of ERISA and the Code. With respect to such Plans, (i) all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year; (ii) there are no actions, suits or claims pending, other than routine uncontested claims for benefits; and
(iii) there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code).

     (c) AIQ does not contribute (and has not ever contributed) to any multi-employer plan, as defined in Section 3(37) of ERISA. AIQ has no actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from a multi-employer plan. AIQ has no actual or potential liability for death or medical benefits after separation from employment, other than (i) death benefits under the employee benefit plans or programs (whether or not subject to ERISA) set forth in SCHEDULE 3.14 hereto and (ii) health care continuation benefits described in Section 4980B of the Code.

     (d) Neither AIQ nor any of its directors, officers, employees or other "fiduciaries," as such term is defined in Section 3(21) of ERISA, has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the Plans which would subject AIQ, MI, Merger Sub, the Surviving Company, or any of their respective directors, officers or employees to any liability under ERISA or any applicable law.

     (e) AIQ has not incurred any liability for any tax or civil penalty or any disqualification of any employee benefit plan (as defined in Section 3(3) of ERISA) imposed by Sections 4980B and 4975 of the Code and Part 6 of Title I and
Section 502(i) of ERISA.

     3.15 INSURANCE. SCHEDULE 3.15 hereto, lists and briefly describes each insurance policy maintained by AIQ with respect to AIQ's properties, assets and operations and sets forth the date of expiration of each such insurance policy. All of such insurance policies are in full force and effect and are issued by insurers of recognized responsibility. AIQ is not in default with respect to their respective obligations under any of such insurance policies.

     3.16 AFFILIATE TRANSACTIONS. Except as set forth in SCHEDULE 3.16 hereto, and other than pursuant to this Agreement, no officer, director or employee of AIQ, or any member of the immediate family of any such officer, director or employee, or any entity in which any of such persons owns any beneficial interest (other than any publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than five percent of the stock of which is beneficially owned by any of such persons) (collectively "AIQ Insiders"), has any agreement with AIQ (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of AIQ (other than ownership of capital stock of AIQ). None of the AIQ Insiders has any direct or indirect interest in any competitor, supplier or customer of AIQ or in any person, firm or entity from whom or to whom AIQ leases any property, or in any other person, firm or entity with whom AIQ transacts business of any nature. For purposes of this SECTION 3.16, the members of the immediate family of an officer, director or employee shall consist of the spouse, parents, children and siblings of such officer, director or employee.

     3.17  COMPLIANCE WITH LAWS; PERMITS.

     (a) AIQ, and its officers, directors, agents and employees have complied in all material respects with all applicable laws, regulations and other requirements, including, but not limited to, federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers' compensation, unemployment and building and zoning codes, which materially affect the business of AIQ and to which AIQ may be subject, and no claims have been filed against AIQ alleging a violation of any such laws, regulations or other requirements. AIQ is not relying on any exemption from or deferral of any such applicable law, regulation or other requirement that would not be available to MI after it acquires AIQ's properties, assets and business.

     (b) AIQ has, in full force and effect, all licenses, permits and certificates, from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) necessary to conduct its business and operate its properties (other than Environmental Permits, as such term is defined in SECTION 3.18 hereof) (collectively, the "AIQ Permits"). A true, correct and complete list of all the AIQ Permits is set forth in SCHEDULE 3.17 hereto. AIQ has conducted its business in compliance with all material terms and conditions of the Permits.

     (c) In particular, but without limiting the generality of the foregoing, AIQ has not violated and has no liability, and has not received a notice or charge asserting any violation of or liability under, the federal Occupational Safety and Health Act of 1970 or any other federal or state acts (including rules and regulations thereunder) regulating or otherwise affecting employee health and safety.

     3.18  ENVIRONMENTAL MATTERS.

     (a) As used in this SECTION 3.18, the following terms shall have the following meanings:

          (i) "Hazardous Materials" means any dangerous, toxic or hazardous pollutant, contaminant, chemical, waste, material or substance as defined in or governed by any federal, state or local law, statute, code, ordinance, regulation, rule or other requirement relating to such substance or otherwise relating to the environment or human health or safety, including without limitation any waste, material, substance, pollutant or contaminant that might cause any injury to human health or safety or to the environment or might subject AIQ to any imposition of costs or liability under any Environmental Law.

          (ii) "Environmental Laws" means all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to pollution, contamination or protection of the environment (including, without limitation, all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Hazardous Materials in effect as of the date of this Agreement).

          (iii) "Release" shall mean the spilling, leaking, disposing, discharging, emitting, depositing, ejecting, leaching, escaping or any other release or threatened release, however defined, whether intentional or unintentional, of any Hazardous Material.

          (iv) "Environmental Permits" shall mean all environmental permits, licenses, certificates of compliance, approvals and other authorizations necessary to conduct AIQ's business.

     (b) AIQ and the AIQ Real Property are in material compliance with all applicable Environmental Laws.

     (c) AIQ has obtained, and maintained in full force and effect, all Environmental Permits AIQ has conducted their respective business in compliance with all terms and conditions of the Environmental Permits. AIQ has filed all reports and notifications required to be filed under and pursuant to all applicable Environmental Laws.

     (d) Except as set forth in SCHEDULE 3.18 hereto, AIQ has not received notice alleging in any manner that AIQ is, or might be potentially responsible for any Release of Hazardous Materials, or any costs arising under or violation of Environmental Laws.

     (e) No expenditure will be required in order for MI, New MI, Merger Sub or the Surviving Company to comply with any Environmental Laws in effect at the time of the Closing in connection with the operation or continued operation of the business in order to operate or continue operation of the business of AIQ or the Real Property in a manner consistent with the current operation thereof by AIQ.

     (f) AIQ is not and has not been listed on the United States Environmental Protection Agency National Priorities List of Hazardous Waste Sites, or any other list, schedule, law, inventory or record of hazardous or solid waste sites maintained by any federal, state or local agency.

                                      B-16
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     (g) No lien has been attached or filed against AIQ or the AIQ Real Property in favor of any governmental or private entity for (i) any liability or imposition of costs under or violation of any applicable Environmental Law; or
(ii) any Release of Hazardous Materials.

     3.19 ABSENCE OF CERTAIN DEVELOPMENTS. Since the date of the AIQ Latest Balance Sheet and except as disclosed on SCHEDULE 3.19, AIQ has not:

          (a) borrowed any amount or incurred or become subject to any liability in excess of $10,000, except (i) current liabilities incurred in the ordinary course of business and (ii) liabilities under contracts entered into in the ordinary course of business;

          (b) mortgaged, pledged, or subjected to any lien, charge or any other encumbrance, any of its assets with a fair market value in excess of $10,000, except (i) liens for current property taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, (iii) liens in respect of pledges or deposits under workers' compensation laws, (iv) liens set forth in SCHEDULE 3.19 attached hereto, or (v) liens voluntarily created in the ordinary course of business, all of which liens aggregate less than $10,000;

          (c) declared or paid any dividends or other distributions with respect to any shares of AIQ's capital stock or redeemed or purchased, directly or indirectly, any shares of AIQ's capital stock or any options;

          (d) issued, sold or transferred any of its equity securities, securities convertible into or exchangeable for its equity securities or warrants, options or other rights to acquire its equity securities, or any bonds or debt securities, except as otherwise described in SCHEDULE 3.19 hereto; or

          (e) made any change in accounting principles or practices from those utilized in the preparation of the AIQ Financial Statements.

     3.20 DISCLOSURE. The representations and warranties of AIQ contained in this Agreement are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to AIQ which has not been disclosed to MI pursuant to this Agreement, the Schedules hereto, all taken together as a whole, which has had or could reasonably be expected to have a Material Adverse Effect on AIQ or materially adversely affect the ability of AIQ to consummate in a timely manner the transactions contemplated hereby.

     3.21 PROXY STATEMENT. At the time the Proxy Statement is mailed to the shareholders of MI in order to obtain approvals referred to in SECTION 6.9 hereof and at all times subsequent to such mailing up to and including the times of such approvals, the Proxy Statement (including any amendments or supplements thereto), with respect to all information set forth therein relating to AIQ and its shareholders, this Agreement, the Articles of Merger, and all other transactions contemplated hereby, will (a) comply in all material respects with applicable provisions of the Securities Act and the Exchange Act, and (b) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading, except that, in each case, no such representations shall apply to any written information, including financial statements, of or provided by MI for such Proxy Statement.

     3.22 SECURITIES ACT SALES. Prior to the Closing Date, AIQ has delivered or made available to MI complete and accurate copies of AIQ's Confidential Private Offering Summary dated August 15, 2000, including all exhibits, supplements and amendments thereto. As of their respective dates or as subsequently amended prior to the date hereof, such documents (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied as to form in all material respects with the applicable rules and regulations of the SEC.

                                      B-17
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                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF MI

     MI hereby represents and warrants to AIQ as follows:

     4.1 ORGANIZATION AND QUALIFICATION. MI is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the requisite corporate power to carry on its business as now conducted. Each of the MI Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective state of such subsidiary's incorporation. The copies of the Articles and Bylaws of MI and Merger Sub, which have been made available to AIQ on or prior to the date of this Agreement, are correct and complete copies of such documents as in effect as of the date of this Agreement. MI is licensed or qualified to do business in every jurisdiction which the nature of its business or its ownership of property requires it to be licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on MI.

     4.2 AUTHORITY RELATIVE TO THIS AGREEMENT; NON-CONTRAVENTION. Each of MI and Merger Sub has the requisite corporate power and authority to enter into this Agreement, the Articles of Merger and the other agreements described herein to which it is or will be a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Articles of Merger by MI, and the consummation by MI and Merger Sub of the transactions contemplated hereby and thereby have been duly authorized by the Boards of Directors of MI and Merger Sub. Except for approval of this Agreement, the Merger and the Reincorporation Merger by the requisite vote of MI's shareholders, no other corporate proceedings on the part of MI and Merger Sub are necessary to authorize the execution and delivery of this Agreement, the Articles of Merger and the Reincorporation Articles of Merger and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by MI and Merger Sub and, assuming it is a valid and binding obligation of AIQ, constitutes a valid and binding obligation of MI and Merger Sub enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. The Articles of Merger, when executed and delivered by Merger Sub, will constitute the valid and binding obligation of Merger Sub enforceable in accordance with its terms. Except as set forth in SCHEDULE 4.2, neither MI nor any of the MI Subsidiaries is subject to, nor obligated under, any provision of (a) its Articles or Bylaws, (b) any agreement, arrangement or understanding, (c) any license, franchise or permit, nor (d) subject to obtaining the approvals referred to in the next sentence, any law, regulation, order, judgment or decree, which would conflict with, be breached or violated, or in respect of which a right of termination or acceleration or any security interest, charge or encumbrance on any of its assets would be created, by the execution, delivery or performance of this Agreement and the Articles of Merger, or the consummation of the transactions contemplated hereby or thereby, other than any such conflicts, breaches, violations, rights of termination or acceleration or security interests, charges or encumbrances which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect on MI. Except for (a) the filings, notices, consents and approvals described in SECTION 3.2 hereof, (b) approval of the Reincorporation Merger, the Merger, this Agreement and MI's Reincorporation Articles by the requisite vote of the shareholders of MI (the "Requisite MI Shareholder Vote"), (c) the filing of the Articles of Merger and the Reincorporation Articles with the Secretaries of State of Minnesota and Colorado (as appropriate) in accordance with the MBCA and CBCA, and (d) such filings, authorizations or approvals as may be set forth in SCHEDULE 4.2, no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of MI for the consummation by MI or Merger Sub of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals and filings as to which the failure to obtain or make the same will not, in the aggregate, have a Material Adverse Effect on MI or Merger Sub.

     4.3 CAPITALIZATION. The authorized, issued and outstanding shares of capital stock of each of MI and Merger Sub as of the date hereof is correctly set forth on SCHEDULE 4.3. The issued and outstanding shares of capital stock of each of MI and Merger Sub are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights. Except as disclosed on SCHEDULE 4.3, there are
                                      B-18
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no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments obligating MI or Merger Sub to issue, sell, purchase or redeem any shares of its capital stock or securities or obligations of any kind convertible into or exchangeable for any shares of its capital stock.
SCHEDULE 4.3 contains true and correct copies of all such agreements, arrangements (including all stock plans, but excluding individual stock option agreements) or commitments. The outstanding shares of MI Common Stock have been listed for trading on the NASDAQ Small Cap market system.

     4.4 EXCHANGE ACT REPORTS. Prior to the Closing Date, MI has delivered or made available to AIQ complete and accurate copies of (a) MI's Annual Reports on Form 10-K (as amended) for the years ended December 31, 1997, 1998 and 1999 (the "MI 10-K Reports") as filed with the SEC, (b) all MI proxy statements and annual reports to shareholders used in connection with meetings of MI shareholders held since January 1, 1998 other than the Proxy Statement described in SECTION 6.4 below (the "MI Proxy Statements"); (c) MI's Quarterly Reports on Form 10-Q (as amended) for the quarters ended March 31, June 30, and September 30, 2000 (the "MI 10-Q Reports") as filed with the SEC; and (d) all current reports on Form 8-K filed with the SEC after September 30, 2000 (the "MI 8-K Reports"). As of their respective dates or as subsequently amended prior to the date hereof, such documents (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied as to form in all material respects with the applicable rules and regulations of the SEC. Since January 1, 1998, MI has filed in a timely manner all reports that it was required to file with the SEC pursuant to Section 13(a), 14(a), 14(c) and 15(d) of the Exchange Act. The aforementioned MI financial statements (including footnotes thereto) contained in the MI 10-K Reports and the MI 10-Q Reports were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise noted therein) are based upon the information contained in the books and records of MI and fairly present the financial condition of MI as of the dates thereof and results of operations for the periods referred to therein. MI's audited financial statements as set forth in the MI 10-K Reports and MI Proxy Statements have been prepared in accordance with GAAP. MI's unaudited financial statements as set forth in the MI 10-Q Reports and the MI Proxy Statements have been prepared in accordance with GAAP applicable to unaudited interim financial statements (and thus may not contain all notes and may not contain prior period comparative data which are required to be prepared in accordance with GAAP) consistently with MI's audited financial statements as described above and reflect all adjustments necessary to a fair statement of the results for the interim periods presented.

     4.5 SUBSIDIARIES. For each MI Subsidiary, SCHEDULE 4.5 correctly sets forth the name of such subsidiary. Except as disclosed on SCHEDULE 4.5, all of the issued and outstanding shares of capital stock of each MI Subsidiary are owned directly by MI free and clear of any option, lien, pledge, security interest, encumbrance or change of any kind. Except as set forth in SCHEDULE 4.5, MI does not own any stock, partnership interest, joint venture interest or any other security or ownership interest issued by any other corporation, organization or entity.

     4.6 ABSENCE OF CERTAIN DEVELOPMENTS. Except as disclosed in MI's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, in its Proxy Statement dated July 11, 2000, in the MI 8-K Reports or on SCHEDULES 4.6 OR 4.9, unless otherwise expressly contemplated or permitted by this Agreement or as contemplated in the foregoing Proxy Statement described in SECTION 4.10 below, since September 30, 2000 to the date hereof, MI has not:

          (a) issued or sold any of its equity securities other than MI Common Stock, securities convertible into or exchangeable for its equity securities other than MI Common Stock, warrants, options or other rights to acquire its equity securities other than MI Common Stock;

          (b) reclassified any of its outstanding shares of capital stock except pursuant to this Agreement;

          (c) entered into a written agreement to do any of the foregoing;

          (d) sold or otherwise disposed of any assets other than in the ordinary course of business;

          (e) except for borrowing from any MI Subsidiary, borrowed any amount or incurred or become subject to any liability in excess of $10,000, except
     (i) current liabilities incurred in the ordinary course of business and
     (ii) liabilities under contracts entered into in the ordinary course of business;

          (f) mortgaged, pledged, or subjected to any lien, charge or any other encumbrance, any of its assets with a fair market value in excess of $10,000, except (i) liens for current property taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, (iii) liens in respect of pledges or deposits under workers' compensation laws, (iv) liens set forth in SCHEDULE 4.6 attached hereto, or (v) liens voluntarily created in the ordinary course of business, all of which liens aggregate less than $10,000;

          (g) declared or paid any dividends or other distributions with respect to any shares of MI's capital stock or redeemed or purchased, directly or indirectly, any shares of MI's capital stock or any options; or

          (h) made any change in accounting principles or practices from those utilized in the preparation of the Financial Statements.

     4.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as reflected in the audited consolidated balance sheet of MI dated December 31, 1999 (the "MI Latest Balance Sheet"), MI has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, whether known or unknown, and regardless of when asserted) arising out of transactions or events heretofore entered into, or any action or inaction, or any state of facts existing, with respect to or based upon transactions or events heretofore occurring, except (i) liabilities which have arisen after the date of the MI Latest Balance Sheet in the ordinary course of business (none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit), or (ii) as otherwise set forth in SCHEDULE 4.7 attached hereto.

     4.8 NO MATERIAL ADVERSE CHANGE. Except as disclosed in SCHEDULE 4.8, since the date of the MI Latest Balance Sheet, there has been no material adverse change in the assets or financial condition of MI, other than as disclosed by MI in reports filed with the SEC since the date of the MI Latest Balance Sheet pursuant to the Exchange Act.

     4.9 LITIGATION. Except as set forth in SCHEDULE 4.9, as of the date hereof, there are no actions, suits, proceedings, orders or investigations pending or threatened against MI, at law or in equity, or before or by any federal, state or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which challenges or seeks to make illegal or to delay or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby or seeks to obtain material damages in connection with the transactions contemplated hereby.

     4.10 NO BROKERS OR FINDERS. Except as disclosed on SCHEDULE 4.10, there are no claims for brokerage commissions, finders' fees, investment advisory fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement, understanding, commitment or agreement made by or on behalf of MI.

     4.11 PROXY STATEMENT. At the time the Proxy Statement is mailed to the shareholders of MI in order to obtain approvals referred to in SECTION 6.9 hereof and at all times subsequent to such mailing up to and including the times of such approvals, the Proxy Statement (including any amendments or supplements thereto), with respect to all information set forth therein relating to MI and its shareholders, this Agreement, the Articles of Merger, and all other transactions contemplated hereby, will (a) comply in all material respects with applicable provisions of the Securities Act and the Exchange Act, and (b) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading, except that, in each case, no such representations shall apply to any written information, including financial statements, of or provided by AIQ for such Proxy Statement.

     4.12 VALIDITY OF THE SURVIVING COMPANY COMMON STOCK. The shares of New MI Common Stock to be issued to holders of AIQ Common Stock pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable. The shares issuable upon exercise of the Merger Warrants issued to holders of AIQ Common Stock will be duly authorized, validly issued, fully paid and non-assessable when issued in accordance with the Merger Warrants.

     4.13  TAX MATTERS.

     (a) MI has: (i) timely filed (or has had timely filed on its behalf) all returns, declarations, reports, estimates, information returns, and statements ("Returns") required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it by any taxing authority having jurisdiction;
(ii) timely and properly paid (or has had paid on its behalf) all Taxes shown to be due and payable on such Returns; (iii) established on the MI Latest Balance Sheet, in accordance with GAAP, reserves that are adequate for the payment of any Taxes not yet due and payable; (iv) complied with all applicable laws, rules, and regulations relating to the withholding of Taxes and the payment thereof (including, without limitation, withholding of Taxes under Sections 1441 and 1442 of the Code or similar provisions under any foreign laws), and timely and properly withheld from individual employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over under all applicable laws.

     (b) There are no liens for Taxes upon any assets of MI, except liens for Taxes not yet due.

     (c) No deficiency for any Taxes has been proposed, asserted or assessed against MI that has not been resolved and paid in full or is hereby contested in good faith, as set forth on SCHEDULE 4.13. Except as disclosed in SCHEDULE 4.13, no waiver, extension or comparable consent given by MI regarding the application of the statute of limitations with respect to any Taxes or Returns is outstanding, nor is any request for any such waiver or consent pending. There has been no Tax audit or other administrative proceeding or court proceeding with regard to any Taxes or Returns, nor is any such Tax audit or other proceeding pending, nor has there been any notice to MI by any Taxing authority regarding any such Tax, audit or other proceeding, nor is any such Tax audit or other proceeding threatened with regard to any Taxes or Returns. MI does not expect the assessment of any additional Taxes of MI and MI is not aware of any unresolved questions, claims or disputes concerning the liability for Taxes of MI which would exceed the estimated reserves established on its books and records.

     (d) MI is not a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by MI or any MI Subsidiary that are not deductible (in whole or in part) under Section 280G of the Code.

     (e) Except as set forth in SCHEDULE 4.13, MI has not requested any extension of time within which to file any Return, which Return has not since been filed.

     4.14  CONTRACTS AND COMMITMENTS.

     (a) SCHEDULE 4.14 hereto lists the following agreements, whether oral or written, to which MI is a party, which are currently in effect: (i) collective bargaining agreement or contract with any labor union; (ii) bonus, pension, profit sharing, retirement or other form of deferred compensation plan; (iii) hospitalization insurance or other welfare benefit plan or practice, whether formal or informal; (iv) stock purchase or stock option plan; (v) contract for the employment of any officer, individual employee or other person on a full-time or consulting basis or relating to severance pay for any such person;
(vi) confidentiality agreement; (vii) contract, agreement or understanding relating to the voting of MI Common Stock or the election of directors of MI;
(viii) agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a lien on any of the assets of MI;
(ix) guaranty of any obligation of a third party, including any subsidiary of MI; (x) lease or agreement under which MI is lessee of, or holds or operates any property, real or personal, owned by any other party, for which the annual rental exceeds $10,000; (xi) lease or agreement under which MI is lessor of, or permits any third party to hold or operate, any property, real or personal, for which the annual rental exceeds $10,000; (xii) contract which prohibits MI from freely engaging in business anywhere in the world; (xiii) license agreement or agreement providing for the payment or receipt of royalties or other compensation by MI in connection with MI's intellectual property rights; (xiv) contract
                                      B-21
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or commitment for capital expenditures in excess of $10,000; (xv) agreement for the sale of any capital asset; (xvi) contract with any Affiliate that in any way relates to MI (other than for employment on customary terms); (xvii) agreement or obligation granting registration rights or preemptive rights; or (xviii) other agreement which is either material to MI's business or was not entered into in the ordinary course of business.

     (b) MI has performed all material obligations required to be performed by it in connection with the contracts or commitments required to be disclosed in
SCHEDULE 4.14 hereto and is not in receipt of any claim of default under any contract or commitment required to be disclosed under such caption; MI has no present expectation or intention of not fully performing any material obligation pursuant to any contract or commitment required to be disclosed under such caption; and MI has no knowledge of any breach or anticipated breach by any other party to any contract or commitment required to be disclosed under such caption.

     4.15 INTELLECTUAL PROPERTY. MI has not received any notice of any infringement, misappropriation or violation by MI of any intellectual property rights of any third parties and MI has not infringed, misappropriated or otherwise violated any such intellectual property rights.

     4.16 EMPLOYEES. Except as otherwise set forth in SCHEDULE 4.16, (a) MI has complied with all laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes; (b) MI has no material labor relations problem pending and its labor relations are satisfactory; (c) there are no workers' compensation claims pending against MI nor is MI aware of any facts that would give rise to such a claim; and (d) no employee or former employee of MI has any claim with respect to any intellectual property rights of MI.

     4.17  EMPLOYEE BENEFIT PLANS.

     (a) Except as set forth in SCHEDULE 4.17 hereto, with respect to all employees and former employees of MI and all dependents and beneficiaries of such employees and former employees, (i) MI does not maintain or contribute to any nonqualified deferred compensation or retirement plans, contracts or arrangements; (ii) MI does not maintain or contribute to any qualified defined contribution plans (as defined in Section 3(34) of ERISA, or Section 414(i) of the Code; (iii) MI does not maintain or contribute to any qualified defined benefit plans (as defined in Section 3(35) of ERISA or Section 414(j) of the Code); and (iv) MI does not maintain or contribute to any employee welfare benefit plans (as defined in Section 3(1) of ERISA).

     (b) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all employee benefit plans (as defined in Section 3(3) of ERISA) which MI does maintain or to which it does contribute (collectively, the "Plans") comply in all material respects with the requirements of ERISA and the Code. With respect to the Plans, (i) all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year; (ii) there are no actions, suits or claims pending, other than routine uncontested claims for benefits; and
(iii) there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code).

     (c) MI does not contribute (and has not ever contributed) to any multi-employer plan, as defined in Section 3(37) of ERISA. MI has no actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from a multi-employer plan. MI has no actual or potential liability for death or medical benefits after separation from employment, other than (i) death benefits under the employee benefit plans or programs (whether or not subject to ERISA) set forth in SCHEDULE 4.17 hereto and (ii) health care continuation benefits described in Section 4980B of the Code.

     (d) Neither MI nor any of its directors, officers, employees or other "fiduciaries," as such term is defined in Section 3(21) of ERISA, has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the Plans which would subject MI, Merger Sub, the Surviving Company, or any of their respective directors, officers or employees to any liability under ERISA or any applicable law.

     (e) MI has not incurred any liability for any tax or civil penalty or any disqualification of any employee benefit plan (as defined in Section 3(3) of ERISA) imposed by Sections 4980B and 4975 of the Code and Part 6 of Title I and
Section 502(i) of ERISA.

     4.18 INSURANCE. SCHEDULE 4.18 hereto, lists and briefly describes each material insurance policy maintained by MI and each MI Subsidiary with respect to MI's and such MI Subsidiary's properties, assets and operations and sets forth the date of expiration of each such insurance policy. All of such insurance policies are in full force and effect and are issued by insurers of recognized responsibility. MI is not in default with respect to its obligations under any of such insurance policies.

     4.19 AFFILIATE TRANSACTIONS. Except for transactions with any MI Subsidiaries and as disclosed in SCHEDULE 4.19 hereto, and other than pursuant to this Agreement, no officer, director or employee of MI or any member of the immediate family of any such officer, director or employee, or any entity in which any of such persons owns any beneficial interest (other than any publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent of the stock of which is beneficially owned by any of such persons) (collectively "Insiders"), has any material agreement with MI (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of MI (other than ownership of capital stock of MI). For purposes of this SECTION 4.19, "material agreement" means any such agreement or contract, whether oral or written, in which one party is obligated to another to provide value of at least $10,000 on an annual basis.

     4.20 CONTROL OF SUBSIDIARIES. Except as set forth on SCHEDULE 4.20, within the last two (2) years: MI has owned all of the outstanding shares of capital stock of each MI Subsidiary; no MI Subsidiary has operated as a division or department of MI; each MI Subsidiary has been adequately capitalized in relation to its business operations; MI has not directly paid the salaries or expenses or losses of any MI Subsidiary in any material amount; and each MI Subsidiary has observed its corporate form.

     4.21  COMPLIANCE WITH LAWS; PERMITS.

     (a) MI and its respective officers, directors, agents and employees have complied in all material respects with all applicable laws, regulations and other requirements, including, but not limited to, federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers' compensation, unemployment and building and zoning codes, which materially affect the business of MI or the MI Real Property and to which MI may be subject, and no claims have been filed against MI alleging a violation of any such laws, regulations or other requirements. MI is not relying on any exemption from or deferral of any such applicable law, regulation or other requirement that would not be available to the Surviving Company after the Effective Time.

     (b) MI has, in full force and effect, all licenses, permits and certificates, from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) necessary to conduct its business and own and operate its properties (other than Environmental Permits, as such term is defined in SECTION 4.22 hereof) (collectively, the "Permits"). A true, correct and complete list of all the Permits is set forth in SCHEDULE 4.21 hereto. MI has conducted its business in compliance with all material terms and conditions of the Permits.

     (c) MI has no material liability and has not received a notice or charge asserting any violation of or liability under, the federal Occupational Safety and Health Act of 1970 or any other federal or state acts (including rules and regulations thereunder) regulating or otherwise affecting employee health and safety which will exist after the Merger.

     4.22  ENVIRONMENTAL MATTERS.

     (a) As used in this SECTION 4.22, the following terms shall have the following meanings:

          (i) "Hazardous Materials" means any dangerous, toxic or hazardous pollutant, contaminant, chemical, waste, material or substance as defined in or governed by any federal, state or local law, statute,
                                      B-23
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     code, ordinance, regulation, rule or other requirement relating to such substance or otherwise relating to the environment or human health or safety, including without limitation any waste, material, substance, pollutant or contaminant that might cause any injury to human health or safety or to the environment or might subject MI to any imposition of costs or liability under any Environmental Law.

          (ii) "Environmental Laws" means all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to pollution, contamination or protection of the environment (including, without limitation, all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Hazardous Materials in effect as of the date of this Agreement).

          (iii) "Release" shall mean the spilling, leaking, disposing, discharging, emitting, depositing, ejecting, leaching, escaping or any other release or threatened release, however defined, whether intentional or unintentional, of any Hazardous Material.

          (iv) "Environmental Permits" shall mean all environmental permits, licenses, certificates of compliance, approvals and other authorizations necessary to conduct MI's business.

     (b) MI and the MI Real Property are in material compliance with all applicable Environmental Laws.

     (c) MI has obtained, and maintained in full force and effect, all environmental permits, licenses, certificates of compliance, approvals and other authorizations necessary to conduct its business and own or operate the MI Real Property (collectively, the "Environmental Permits"). MI has conducted its business in compliance with all terms and conditions of the Environmental Permits. MI has filed all reports and notifications required to be filed under and pursuant to all applicable Environmental Laws.

     (d) Except as set forth in SCHEDULE 4.22 hereto, MI has not received notice alleging in any manner that MI is, or might be potentially responsible for any Release of Hazardous Materials, or any costs arising under or violation of Environmental Laws.

     (e) No expenditure will be required in order for MI, Merger Sub or the Surviving Company to comply with any Environmental Laws in effect at the time of the Closing in connection with the operation or continued operation of the business of MI or the MI Real Property in a manner consistent with the current operation thereof by MI.

     (f) MI and the MI Real Property are not and have not been listed on the United States Environmental Protection Agency National Priorities List of Hazardous Waste Sites, or any other list, schedule, law, inventory or record of hazardous or solid waste sites maintained by any federal, state or local agency.

     (g) No lien has been attached or filed against MI or the MI Real Property in favor of any governmental or private entity for (i) any liability or imposition of costs under or violation of any applicable Environmental Law; or
(ii) any Release of Hazardous Materials.

     4.23 DISCLOSURE. The representations and warranties of MI contained in this Agreement are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to MI which has not been disclosed to AIQ pursuant to this Agreement, the Schedules hereto and the MI 10-K Reports, the MI 10-Q Reports, the MI 8-K Reports and the Proxy Statement dated December 8, 1998, all taken together as a whole, which has had or could reasonably be expected to have a Material Adverse Effect on MI or any MI Subsidiary or materially adversely affect the ability of MI or Merger Sub to consummate in a timely manner the transactions contemplated hereby.

                                      B-24
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                                   ARTICLE V

                     CONDUCT OF BUSINESS PENDING THE MERGER

     5.1 CONDUCT OF BUSINESS BY MI. Except as set forth on SCHEDULE 5.1, from the date of this Agreement to the Effective Date, unless AIQ shall otherwise agree in writing or as otherwise expressly contemplated or permitted by other provisions of this Agreement, including but not limited to, this SECTION 5.1, MI shall not, directly or indirectly, (a) amend or propose to amend its Articles or Bylaws except for the New Articles, (b) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, except as otherwise set forth in
SCHEDULE 5.1 hereto, (c) reclassify, subdivide or otherwise change outstanding shares of capital stock of MI whether by stock dividend, reverse stock split, distribution of securities convertible into MI capital stock or otherwise, (d) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or assets thereof, (e) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of this Agreement for which consents, waivers or modifications are required to be obtained as set forth on SCHEDULE 4.2, (f) enter into or propose to enter into, or modify or propose to modify, any agreement, arrangement, or understanding with respect to any of the foregoing matters; or (g) conduct its business other than in the ordinary course on an arm's length basis and in accordance in all material respects with all applicable laws, rules and regulations and MI's past custom and practice; provided, however, that nothing in this SECTION 5.1 shall preclude MI from selling its operating subsidiaries, or the assets owned by such subsidiaries, as contemplated by SECTION 7.3(A) hereof.

     5.2 CONDUCT OF BUSINESS BY AIQ. From the date of this Agreement to the Effective Date, unless MI shall otherwise agree in writing or as otherwise expressly contemplated or permitted by other provisions of this Agreement, including but not limited to, this SECTION 5.2, AIQ shall not, directly or indirectly, (a) amend its Articles or Bylaws, (b) split, combine or reclassify any outstanding shares of capital stock of AIQ, (c) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the capital stock of AIQ, (d) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of this Agreement for which consents, waivers or modifications are required to be obtained as set forth on SCHEDULE 3.2, (e) conduct its business other than in the ordinary course on an arms length basis and in accordance in all material respects with all applicable laws, rules and regulations and AIQ's past custom and practice, (f) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, except as otherwise set forth in SCHEDULE 5.2 hereto, or (g) except for AIQ's proposed acquisition of Edge Technologies, Inc., acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof. Additionally, AIQ shall use its best efforts to prevent its shareholders from transferring any of their shares of AIQ Common Stock to any person who is not an "accredited investor," as that term is defined by Rule 501(a) promulgated under the Securities Act.

                                   ARTICLE VI

                      ADDITIONAL COVENANTS AND AGREEMENTS

     6.1 GOVERNMENTAL FILINGS. Each party will use all reasonable efforts and will cooperate with the other party in the preparation and filing, as soon as practicable, of all filings, applications or other documents required under applicable laws, including, but not limited to, the Exchange Act, to consummate the transactions contemplated by this Agreement. Prior to submitting each filing, application, registration statement or other document with the applicable regulatory authority, each party will, to the extent practicable, provide the other party with an opportunity to review and comment on each such application, registration statement or other document to the extent permitted by applicable law. Each party will use all reasonable efforts and will cooperate with the other party in taking any other actions necessary to obtain such regulatory or other approvals and consents at the earliest practicable time, including participating in any
                                      B-25
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required hearings or proceedings. Subject to the terms and conditions herein provided, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

     6.2 EXPENSES. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided, however, that AIQ shall be solely responsible for all expenses incurred in connection with the tax opinion to be obtain as contemplated by SECTION 6.12 and AIQ and MI shall share in all costs and expenses relating to the printing and mailing of the Proxy Statement equally.

     6.3  DUE DILIGENCE; ACCESS TO INFORMATION; CONFIDENTIALITY.

     (a) Between the date hereof and the date of filing the Definitive Proxy Statement referred to in SECTION 6.4 with the SEC, AIQ and MI shall afford to the other party and their authorized representatives the opportunity to conduct and complete a due diligence investigation of the other party as described herein in order to verify the representations and warranties of the respective parties. In light of the foregoing, each party shall permit the other party full access on reasonable notice and at reasonable hours to its properties and shall disclose and make available (together with the right to copy) to the other party and its officers, employees, attorneys, accountants and other representatives, all books, papers and records relating to the assets, stock, properties, operations, obligations and liabilities of such party and its subsidiaries, including, without limitation, all books of account (including, without limitation, the general ledger), tax records, minute books of directors' and shareholders' meetings, organizational documents, bylaws, contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files (including, without limitation, legal research memoranda), attorney's audit response letters, documents relating to assets and title thereto (including, without limitation, abstracts, title insurance policies, surveys, environmental reports, opinions of title and other information relating to the real and personal property), plans affecting employees, securities transfer records and shareholder lists, and any books, papers and records relating to other assets or business activities in which such party may have a reasonable interest, and otherwise provide such assistance as is reasonably requested in order that each party may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the other party; provided, however, that the foregoing rights granted to each party shall, whether or not and regardless of the extent to which the same are exercised, in no way affect the nature or scope of the representations, warranties and covenants of the respective party set forth herein. In addition, each party and its officers and directors shall cooperate fully (including providing introductions, where necessary) with such other party to enable the party to contact third parties, including customers, prospective customers, specifying agencies or others as the party deems reasonably necessary to complete its due diligence; provided that such party agrees not to initiate such contacts without the prior approval of the other party, which approval will not be unreasonably withheld.

     (b) Prior to Closing and if, for any reason, the transactions contemplated by this Agreement are not consummated, neither MI nor AIQ nor any of their officers, employees, attorneys, accountants and other representatives, shall disclose to third parties or otherwise use any confidential information received from the other party in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement; provided, however, that nothing shall be deemed to be confidential information which:

          (i) is known to the party receiving the information at the time of disclosure;

          (ii) becomes publicly known or available without the disclosure thereof by the party receiving the information in violation of this Agreement; or

          (iii) is rightfully received by the party receiving the information from a third party.

This provision shall not prohibit the disclosure of information required to be made under federal or state securities laws. If any disclosure is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

                                      B-26
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     6.4  PROXY STATEMENT.

     (a) For the purpose of holding a meeting of the shareholders of MI to approve the Merger and the Reincorporation Merger, the parties hereto shall cooperate in the preparation of an appropriate Proxy Statement, which shall satisfy all applicable requirements of the Exchange Act and the rules and regulations thereunder (such proxy statement, together with any and all amendments or supplements thereto, being herein referred to as the "Proxy Statement").

     (b) AIQ shall furnish such information concerning AIQ as is necessary in order to cause the Proxy Statement, insofar as it relates to AIQ and AIQ securities, to be prepared in accordance with SECTION 6.4(a). AIQ agrees promptly to advise MI if at any time prior to the MI shareholders' meeting any information provided by AIQ in the Proxy Statement becomes incorrect or incomplete in any material respect, and to provide MI the information needed to correct such inaccuracy or omission.

     (c) MI shall use all reasonable efforts to promptly prepare and submit the Proxy Statement with the SEC and the NASD. MI shall use reasonable efforts to file the definitive Proxy Statement at the earliest practicable date. MI agrees to provide AIQ and its counsel with reasonable opportunity to review and comment on the Proxy Statement and any amendment thereto before filing with the SEC or any other governmental entity and agrees not to make such filing if AIQ and its counsel reasonably object to the completeness or accuracy of any information contained therein. AIQ authorizes MI to utilize in the Proxy Statement the information concerning AIQ and AIQ securities provided to MI for the purpose of inclusion in the Proxy Statement. MI shall advise AIQ promptly when the definitive Proxy Statement has been filed and shall furnish AIQ with copies of all such documents.

     (d) MI and AIQ shall bear all printing and mailing costs equally in connection with the preparation and mailing of the Proxy Statement to MI shareholders. AIQ and MI shall each bear their own legal and accounting expenses in connection with the Proxy Statement.

     6.5 TAX TREATMENT. Neither MI nor AIQ, nor Surviving Company after the Effective Date, shall knowingly take any action which would disqualify the Merger as a "reorganization" that would be tax free to the shareholders of MI and AIQ pursuant to Section 368(a) of the Code.

     6.6 PRESS RELEASES. AIQ and MI shall agree with each other as to the form and substance of any press release or public announcement related to this Agreement or the transactions contemplated hereby; provided, however, that nothing contained herein shall prohibit either party, following notification to the other party, from making any disclosure which is required by law or regulation. If any such press release or public announcement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

     6.7 SECURITIES REPORTS. MI agrees to provide to AIQ copies of all reports and other documents filed under the Securities Act or Exchange Act with the SEC by it between the date hereof and the Effective Date within two (2) days after the date such reports or other documents are filed with the SEC.

     6.8 NASDAQ LISTING. MI and AIQ shall use all reasonable efforts to (a) obtain approval for listing of, or to maintain the listing of, the shares of the New MI Common Stock on the NASDAQ Small Cap Market System, (b) list the shares of New MI Common Stock to be issued in connection with the Merger on the NASDAQ Small Cap Market System, and (c) to change its current trading symbol for MI Common Stock to a symbol approved by AIQ.

     6.9 SHAREHOLDER APPROVALS. Each of AIQ and MI shall call a meeting of its shareholders for the purpose of voting upon this Agreement and the Merger, and, in the case of MI, the sale of substantially of its assets (as contemplated by SECTION 7.3(a)) and the Reincorporation Merger, and shall hold such meeting on such dates as mutually agreed by MI and AIQ. The Board of Directors of MI and AIQ shall recommend approval of this Agreement, the Merger and, in the case of MI, the sale of substantially all of its assets and the Reincorporation Merger, and use all reasonable efforts (including, without limitation, soliciting proxies for such approvals) to obtain approvals thereof from its shareholders; provided, however, the Board of Directors may fail to make such recommendation, and/or to seek to obtain the shareholder approval referred to in this sentence, or withdraw, modify or change any such recommendation, if such Board of Directors determines, in good faith, after consultation with counsel, that the making of such recommendation, the seeking to obtain such shareholder approval, or the failure to so withdraw, modify or change its recommendation, may constitute a breach of the fiduciary or legal obligations of such Board of Directors.

     6.10  NO SOLICITATION.

     (a) Unless and until this Agreement shall have been terminated pursuant to
SECTION 8.1, neither MI nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided that MI may engage in such discussion in response to an unsolicited proposal from an unrelated party if the Board of Directors of MI determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of the Board of Directors of MI. MI will promptly advise AIQ if it receives a proposal or inquiry with respect to the matters described above.

     (b) Unless and until this Agreement shall have been terminated pursuant to
SECTION 8.1, neither AIQ nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination, except for any such transaction pursuant to which (i) AIQ is the Surviving Company in such transaction, and (ii) the shareholders of AIQ immediately preceding such transaction will own at least fifty-one percent (51%) of the outstanding shares of AIQ after giving effect to such transaction; provided that AIQ may engage in such discussion in response to an unsolicited proposal from an unrelated party if the Board of Directors of AIQ determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of the Board of Directors of AIQ. AIQ will promptly advise MI if it receives a proposal or inquiry with respect to the matters described above.

     6.11 FAILURE TO FULFILL CONDITIONS. In the event that either of the parties hereto determines that a condition to its respective obligations to consummate the transactions contemplated hereby cannot be fulfilled on or prior to the termination of this Agreement, it will promptly notify the other party.

     6.12 TAX OPINION. AIQ and MI shall reasonably cooperate with each other in obtaining, at AIQ's expense, a federal tax opinion as contemplated by SECTION 7.1(d).

     6.13 RESIGNATIONS AND ELECTION OF DIRECTORS. At the Effective Time, MI shall deliver the voluntary resignations of each officer of MI and each director of MI who is not designated to be a director of MI in accordance with SECTION 2.1(a) and the continuing MI directors shall appoint the other persons who shall be directors of MI in accordance with SECTION 2.1(a) to be directors of MI upon the consummation of the Merger.

     6.14 NOTIFICATION OF CERTAIN MATTERS. On or prior to the Effective Date, each party shall give prompt notice to the other party of (i) the occurrence or failure to occur of any event or the discovery of any information, which occurrence, failure or discovery would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete after the date hereof in any material respect or, in the case of any representation or warranty given as of a specific date, would be likely to cause any such representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete in any material respect as of such specific date, and (ii) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder.

     6.15 COVENANT NOT TO REGISTER. Other than a registration statement(s) covering the shares issuable upon exercise of outstanding warrants and options of the Surviving Company, the Surviving Company shall not undertake to register with the SEC any shares of its common stock received in the Merger for a period of

                                      B-28
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one year from the Closing, unless Capco Energy, Inc. and Edward J. Names have both consented thereto in writing.

     6.16 CONTINUING LIABILITY. In addition to all other indemnities contained herein, AIQ, the Surviving Company, and New MI agree that after the Closing Date they will not alter the rights of any person who has a right to indemnification (the "Indemnitees") from MI pursuant to the Articles of Incorporation and/or Bylaws of MI in effect on the date of this Agreement and on the Closing Date. AIQ, the Surviving Company, and New MI shall assume the obligations of MI to provide indemnification to the Indemnitees of MI as if such persons were directors of AIQ, the Surviving Company, and New MI. AIQ, the Surviving Company, and New MI covenant that they will not take or permit any action that would impair in any material respect the ability or obligation of AIQ, the Surviving Company, and New MI to comply with SECTION 6.16. AIQ, the Surviving Company, and New MI shall obtain coverage for such Indemnitees under their directors and officers insurance policy or policies and/or maintain all current policies of MI. In the event AIQ, the Surviving Company, and New MI, or any one of them, is disposed of, sold, or reorganized (regardless of the method or structure of such disposition, sale or reorganization), as a condition precedent to such disposition, sale or reorganization, AIQ, the Surviving Company, and New MI (or any parent company, if applicable) shall either (i) continue to provide substantially the same coverage for the Indemnitees as required hereby; or (ii) require the acquiring entity with which it is dealing to assume and continue its obligations under SECTION 6.16. If the scope of indemnity to which the Indemnitees are entitled under the Articles of Incorporation and/or Bylaws of MI is more beneficial than the right of indemnification provided by AIQ, the Surviving Company, and New MI, the indemnification obligation of AIQ, the Surviving Company, and New MI hereunder shall be automatically expanded to provide the Indemnitees with the maximum indemnification rights provided by the Articles of Incorporation and/or Bylaws of MI.

                                  ARTICLE VII

                                   CONDITIONS

     7.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The respective obligations of each party to effect the transactions contemplated hereby shall be subject to the fulfillment or waiver at or prior to the Effective Date of the following conditions:

     (a) Dissenting Shares. The number of AIQ Dissenting Shares shall not exceed three (3) percent of the total number of shares of AIQ Common Stock outstanding at the record date relating to the meeting of AIQ shareholders contemplated by SECTION 6.9. The number of MI Dissenting Shares shall not exceed three (3) percent of the total number of shares of MI Common Stock outstanding at the record date relating to the meeting of MI shareholders contemplated by
SECTION 6.9.

     (b) No Injunction. No injunction or other order entered by a state or federal court of competent jurisdiction shall have been issued and remain in effect which would prohibit or make illegal the consummation of the transactions contemplated hereby.

     (c) No Prohibitive Change of Law. There shall have been no law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would prohibit or make illegal the consummation of the transactions contemplated hereby.

     (d) Federal Tax Opinion. The parties shall have received a tax opinion addressed to AIQ and MI by counsel or independent certified accountants acceptable to AIQ based on customary reliance and subject to customary qualifications, to the effect that for federal income tax purposes:

          (i) The formation of Merger Sub and the merger of Merger Sub into AIQ will be disregarded for federal income tax purposes, and the transaction will be treated as an acquisition by New MI of the AIQ Common Stock in exchange solely for the shares of the Surviving Company Common Stock.

          (ii) The Merger will qualify as a reorganization under Section 368(a) of the Code. New MI and AIQ will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

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

          (iii) No gain or loss will be recognized by shareholders of AIQ and MI upon the receipt of the Surviving Company Common Stock pursuant to Section 356(a)(1)(B) of the Code.

     (e) NASDAQ Listing. NASDAQ shall not have provided any notice or other communication to MI to the effect that, following the Merger, MI's (or New MI's) continued listing on the NASDAQ Small Cap Market will be in jeopardy. If, however, NASDAQ shall have given notice to MI that, as a result of the Merger, MI, New MI or the Surviving Company are required to re-apply for listing on the NASDAQ SmallCap Market, then such application shall have been submitted and approved by NASDAQ prior to the Closing Date.

     (f) Consents and Approvals. All consents and approvals necessary to consummate the transactions contemplated by this Agreement shall have been obtained, including, but not limited to, those set forth on SCHEDULES 3.2 AND
4.2 as well as any and all approvals required from the NASD in order that the transactions contemplated herein not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of AIQ's assets pursuant to the provisions of, any agreement arrangement or undertaking of or affecting AIQ or any Subsidiary of AIQ or any license, franchise or permit of or affecting AIQ or any Subsidiary of AIQ.

     (g) Adverse Proceedings. There shall not be threatened, instituted or pending any action or proceeding before any court or governmental authority or agency, domestic or foreign, (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly to restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with the transactions contemplated hereby, (ii) seeking to prohibit direct or indirect ownership or operation by MI or Merger Sub of all or a material portion of the business and assets of AIQ or to MI or Merger Sub or to AIQ to dispose of or to hold separately all or a material portion of the business or assets of MI, Merger Sub or AIQ, as a result of the transactions contemplated hereby, (iii) seeking to invalidate or render unenforceable any material provision of this Agreement, the Articles of Merger or any of the other agreements attached as exhibits hereto, or (iv) otherwise relating to and materially adversely affecting the transactions contemplated hereby.

     (h) Governmental Action. There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby by any federal, state or other court, government or governmental authority or agency, which could reasonably be expected to result, directly or indirectly, in any of the consequences referred to in SECTION 7.1(b).

     (i) Investment Letter. Each of the AIQ shareholders shall have executed and delivered to MI the Investment Letter in the form attached hereto as EXHIBIT G.

     (j) Market Condition. There shall not have occurred any general suspension of trading on the New York Stock Exchange or NASDAQ National Market System or NASDAQ Small Cap Market System, or any suspension of trading in MI Common Stock, or any general bank moratorium or closing or any war, national emergency or other event affecting the economy or securities trading markets generally that would make completion of the Merger impossible.

     (k) Exempt Offering Status. The offering of shares of New MI Common Stock to the shareholders of AIQ, as contemplated in this Agreement, shall be exempt from the registration requirements of the Securities Act.

     7.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF MI. The obligation of MI to consummate the transactions contemplated hereby in accordance with the terms of this Agreement is also subject to the fulfillment or waiver of the following conditions:

     (a) Outstanding AIQ Common Stock. Immediately prior to the Effective Time of the Merger, there shall be no more than 4,555,000 shares of AIQ Common Stock issued and outstanding and no more than 1,500,000 shares of AIQ Common Stock reserved for issuance upon the exercise of all options and warrants.

     (b) Lock-Up Agreements. The directors and officers of AIQ immediately preceding the Effective Time shall each have entered into lock-up agreements in substantially the form attached hereto as EXHIBIT H.
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

     (c) Fairness Opinion. MI has received, in its sole discretion, a written opinion addressed to it for inclusion in the Proxy Statement and at the closing of the Merger and the sale of MI's assets, that the consideration to be received in both the Merger and in the sale of MI's assets (as contemplated by Section 7.1(a)) by the MI's shareholders is fair to MI's shareholders from a financial point of view.

     (d) Representations and Compliance. The representations and warranties of AIQ set forth in ARTICLE III shall have been true and correct as of the date hereof, and, except to the extent such representations and warranties are made as of a specified date, shall be true and correct as of the Effective Date as if made at and as of the Effective Date, except where the failure to be true and correct would not have, or would not reasonably be expected to have, a Material Adverse Effect on AIQ. AIQ shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Effective Date.

     (e) Officers' Certificate. AIQ shall have furnished to MI a certificate of the Chief Executive Officer and the Chief Financial Officer of AIQ, dated as of the Effective Date, in which such officers shall certify that, to their best knowledge, the conditions set forth in SECTION 7.2(D) have been fulfilled.

     (f) Secretary's Certificate. AIQ shall have furnished to MI (i) copies of the text of the resolutions by which the corporate action on the part of AIQ necessary to approve this Agreement, the Articles of Merger and the transactions contemplated hereby and thereby were taken, (ii) a certificate dated as of the Effective Date executed on behalf of AIQ by its corporate secretary or one of its assistant corporate secretaries certifying to MI that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (iii) an incumbency certificate dated as of the Effective Date executed on behalf of AIQ by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of AIQ executing this Agreement, the Articles of Merger or any other agreement, certificate or other instrument executed pursuant hereto by AIQ, and (iv) a copy of the Articles of AIQ, certified by the Secretary of State of Minnesota, and certificates of good standing from the Secretary of State of Minnesota evidencing the good standing of AIQ in such jurisdiction.

     (g) Shareholder Approval. This Agreement, the Merger, the Reincorporation Merger and the sale of all or substantially all of MI's assets (as contemplated in SECTION 7.3(A)) shall have been approved by the Requisite MI Shareholder Vote.

     (h) Edge Transaction. AIQ (or a wholly-owned subsidiary of AIQ) shall have consummated its acquisition of Edge Technologies, Inc., a Nevada corporation.

     7.3 ADDITIONAL CONDITIONS TO OBLIGATION OF AIQ. The obligation of AIQ to consummate the transactions contemplated hereby in accordance with the terms of this Agreement is also subject to the fulfillment or waiver of the following conditions:

     (a) Sale of MI Subsidiaries. MI shall have sold or otherwise disposed of all, or substantially all, of its assets (excluding any shares of AIQ Common Stock), including without limitation, all outstanding shares of capital stock that it holds in all of the MI Subsidiaries. In connection with the sale of such outstanding shares of capital stock of the MI Subsidiaries:

          (i) each MI Subsidiary and each purchaser of the outstanding shares of such subsidiary held by MI shall release MI (including its successors, predecessors, assigns, subsidiaries, affiliates, officers, directors, agents and representatives) from any and all claims (including claims arising under any Environmental Law), whether such claims arose from acts or omissions occurring prior to or after the sale of such shares; and

          (ii) in the purchase agreements relating to the sale by MI of the outstanding shares of capital stock of the MI Subsidiaries, the purchaser(s) of such shares and each MI Subsidiary shall agree to indemnify, defend and hold harmless MI and New MI for any and all claims arising from the ownership of such shares of any MI Subsidiary and the operation of any MI Subsidiary (including without limitation any claims arising under any Environmental Law), whether such claim arose prior to or after the closing of the sale of such shares; provided, that the terms and conditions of such indemnification shall be subject to the approval of AIQ, which approval shall not be unreasonably withheld.

     (b) Working Capital. MI shall have no debt, payables (including, without limitation, any accrued income or other taxes relating to MI's sale of the MI Subsidiaries, as contemplated in SECTION 7.3(a)) or contingent liabilities and shall have a minimum of $4,500,000 of cash or cash equivalents available to the Surviving Company (the "Available Cash"); provided, that if MI raises at least $1,700,000 of gross proceeds in the MI Private Placement, then the collective number of shares received by AIQ shareholders in the Merger shall be adjusted as follows: if the Available Cash is less than $4,850,000, then the collective number of shares of New MI Common Stock issued to the shareholders of AIQ shall be increased by one (1) share of New MI Common Stock for each dollar of Available Cash below $4,850,000; provided further, that if the Available Cash is greater than $5,150,000, then the collective number of shares of New MI Common Stock issued to the shareholders of AIQ shall be decreased by one (1) share of New MI Common Stock for each dollar of Available Cash in excess of $5,150,000. Any adjustment to the total number of shares of New MI Common Stock to be issued to the shareholders of AIQ as provided by this SECTION 7.3(b) shall be apportioned on a pro rata basis among such shareholders.

     (c) Outstanding MI Common Stock. Immediately prior to the Effective Time of the Merger, there shall be no more than 10,200,000 shares of MI Common Stock outstanding on a fully diluted basis.

     (d) Amendment of MI Options and Warrants. All options and warrants to purchase shares of MI Common Stock outstanding immediately prior to the Effective Time and held by the officers and directors of MI immediately prior to the Effective Time shall be amended to provide that such options and warrants expire three (3) years from the Closing Date.

     (e) Lock-Up Agreements. Capco Energy, Inc. and Edward J. Names each shall have entered into a lock-up agreement in substantially the form attached hereto as EXHIBIT I. The officers and directors of MI immediately preceding the Effective Time shall have entered into lock-up agreements in substantially the form attached hereto as EXHIBIT J.

     (f) Environmental Liability Opinion. AIQ shall have received a written opinion from Perkins Coie, LLP addressing liability to New MI or the Surviving Company under the Environmental Laws in the form attached hereto as EXHIBIT K.

     (g) Representations And Compliance. The representations and warranties of MI set forth in ARTICLE IV shall have been true and correct as of the date hereof, and, except to the extent such representations and warranties are made as of a specified date, shall be true and correct as of the Effective Date as if made at and as of the Effective Date, except where the failure to be true and correct would not have, or would not reasonably be expected to have, a Material Adverse Effect on MI. MI shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Effective Date.

     (h) Officers' Certificate. MI shall have furnished to AIQ a certificate of the Chief Executive Officer and the Chief Financial Officer of MI, dated as of the Effective Date, in which such officers shall certify that, to their best knowledge, the conditions set forth in SECTION 7.3(g) have been fulfilled.

     (i) Secretary's Certificate. MI shall have furnished to AIQ (i) copies of the text of the resolutions by which the corporate action on the part of MI necessary to approve this Agreement, the Articles of Merger, and the New Articles, the election of the directors of the Surviving Company and the transactions contemplated hereby and thereby were taken, (ii) Articles dated as of the Effective Date executed on behalf of MI by its corporate secretary or one of its assistant corporate secretaries certifying to AIQ that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (iii) an incumbency certificate dated as of the Effective Date executed on behalf of MI by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of MI executing this Agreement, the Articles of Merger, the New Articles, or any other agreement, certificate or other instrument executed pursuant hereto, and (iv) a copy of the New Articles of MI, certified by the Secretary of State of Minnesota, and certificates of good standing from the Secretary of State of Minnesota evidencing the good standing of MI in such jurisdiction.

     (j) Shareholder Approval. This Agreement and the Merger shall have been approved by the Requisite AIQ Shareholder Vote.

     (k) Other Agreements And Resignations. Each of the officers and non-continuing directors of MI immediately prior to the Effective Time shall deliver duly executed resignations from their positions with MI effective immediately after the Effective Time.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENT AND WAIVER

     8.1.  TERMINATION.  This Agreement may be terminated prior to the Effective
Date:

     (a) by mutual consent of AIQ and MI, if the Board of Directors of each so determines by vote of a majority of the members of its entire board;

     (b) by either AIQ or MI, if there has been a material misrepresentation, breach of warranty or breach of covenant on the part of the other in the representations, warranties and covenants set forth in this Agreement, or if any of the conditions to such party's obligation to consummate the transactions contemplated in this Agreement shall have become impossible to satisfy as a result of no negligent or willful action by such party;

     (c) by either AIQ or MI, if (i) the Merger and this Agreement is not duly approved by the shareholders of each of AIQ or MI, including if a shareholder meeting is not held as contemplated by the first sentence of SECTION 6.9, or
(ii) the Reincorporation Merger is not approved by the shareholders of MI, including if a shareholder meeting is not held as contemplated by the first sentence of SECTION 6.9;

     (d) by either AIQ or MI if the number of Dissenting Shares of either company is equal to three (3) percent or more of the total number of shares of AIQ Common Stock or MI Common Stock, respectively, issued and outstanding at the time of the respective meetings of shareholders of AIQ and MI contemplated by
SECTION 6.9;

     (e) by MI, if the number of Dissenting Shares in the sale of assets of MI is equal to three (3) percent or more of the total number of shares of MI Common Stock issued and outstanding at the time of the meeting of shareholders of MI contemplated by SECTION 7.1(a).

     (f) by either AIQ or MI if the Effective Date is not on or before April 16, 2001, or such later date as AIQ and MI may mutually agree (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement in breach of such party's obligations under this Agreement); or

     (g) by MI or AIQ if, after the date hereof, there shall have been a material adverse change in the financial condition or business of the other party or if an event shall have occurred which, so far as reasonably can be foreseen, would result in any such change, except to the extent such change is directly caused by the party so terminating.

     Any party desiring to terminate this Agreement shall give prior written notice of such termination and the reasons therefor to the other party. The parties hereto acknowledge and agree that their sole remedy in the event another party hereto materially breaches any representation, warranty or covenant contained in this Agreement, shall be to terminate this Agreement as provided in paragraph (b) of this SECTION 8.1.

     8.2  AMENDMENT.

     This Agreement may not be amended except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

     8.3  WAIVER.

     At any time prior to the Effective Date, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto or (b) waive compliance with any of the agreements of the other party or with any conditions to its own obligations, in each case only to the extent such obligations, agreements and conditions are intended for its benefit. Any such extension or waiver shall only be effective if made in writing and duly executed by the party giving such extension or waiver.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     9.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be sufficiently given if made by hand delivery, by fax, by telecopier, by overnight delivery service, or by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by it by like notice):

     If to AIQ:                  activeIQ Technologies, Inc.
                                 601 Carlson Parkway Suite 1500
                                 Minnetonka, Minnesota 55305
                                 Attn: Chairman and Chief Executive Officer

     with copies to:             Maslon Edelman Borman & Brand, LLP
                                 3300 Wells Fargo Center
                                 90 South Seventh Street
                                 Minneapolis, Minnesota 55402
                                 Attn: William M. Mower, Esq.

     If to MI or Merger Sub:     Meteor Industries, Inc.
                                 1401 Blake Street Suite 200
                                 Denver, Colorado 80202
                                 Attention: President and Chief Executive
                                 Officer

     with copies to:             Perkins Coie LLP
                                 1899 Wynkoop, Suite 700
                                 Denver, Colorado 80202
                                 Attention: Donald Salcito and Christopher J.
                                 Sutton

     All such notices and other communications shall be deemed to have been duly given as follows: when delivered by hand, if personally delivered, when received; if delivered by registered or certified mail (postage prepaid and return receipt requested), when receipt acknowledged; if faxed or telecopied, when received, and the next day delivery after being timely delivered to a recognized overnight delivery service.

     9.2 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to Sections and Articles of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement (including the Exhibits and Schedules hereto). As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires.

     9.3 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party's anticipated benefits under this Agreement.

     9.4 MISCELLANEOUS. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof; (b) shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof; and (c) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     9.5 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the parties set forth herein shall not survive the consummation of the Merger, but covenants that specifically relate to periods, activities or obligations subsequent to the Merger shall survive the Merger. In addition, if this Agreement is terminated pursuant to SECTION 8.1, the covenants contained in SECTION 6.3(c) shall survive such termination.

     9.6 SCHEDULES. At least five (5) days prior to the Closing Date, the parties hereto shall deliver to all other parties hereto a list of any and all amendments to the Schedules necessary to update the Schedules from and after the date hereof.

     9.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     9.8 THIRD PARTY BENEFICIARIES. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

    [Remainder of Page Left Intentionally Blank - Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above by their respective officers.

                                            ACTIVEIQ TECHNOLOGIES, INC.

                                            By:   /s/ KENNETH W. BRIMMER
                                              ----------------------------------
                                              Kenneth W. Brimmer
                                              Chairman and Chief Executive
                                                Officer

                                            METEOR INDUSTRIES, INC.

                                            By:     /s/ EDWARD J. NAMES
                                              ----------------------------------
                                              Edward J. Names
                                              President and Chief Executive
                                                Officer

                                            MI MERGER, INC.

                                            By:     /s/ EDWARD J. NAMES
                                              ----------------------------------
                                              Edward J. Names
                                              President and Chief Executive
                                                Officer

APPENDIX C
February 12, 2001

The Board of Directors
Meteor Industries, Inc.
1401 Blake Street, Suite 200
Denver, Colorado 80202

Members of the Board of Directors:

     We understand that Meteor Industries, Inc. (the "Company") proposes to enter into the attached Agreement and Plan of Merger Agreement (the "Agreement"), dated January 11, 2001 having been reviewed, pursuant to which the Company will consummate the merger of Merger Sub ("MS"), a newly-formed wholly-owned subsidiary of the Company, with and into ActiveIQ Technologies, Inc. ("AIQ") with AIQ as the surviving corporation (the "Merger").

     It should be noted that as a condition to effect the transaction, per section 7.3(a) of the Agreement, that the Company shall have sold or otherwise disposed of all, or substantially all, of its assets (excluding any shares of AIQ Common Stock), including without limitation, all outstanding shares of capital stock that it holds in all of the Company's subsidiaries.

     You have requested that Business Valuation Services ("BVS") render an opinion (the "Opinion") as to the fairness to the Company's shareholders, from a financial point of view, of the consideration (the "Transaction Consideration") to be given by the Company under the Agreement.

     BVS, in the course of its corporate finance advisory operations, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public and private financing, and valuations for estate, corporate and other purposes. The fee paid to BVS for its work in connection with rendering the Opinion is in no way affected by our findings and conclusion.

     In connection with the Opinion set forth herein, we have among other things:

          1. Reviewed the Agreement dated January 11, , 2001;

          2. Reviewed certain of the Company's filings with the Securities and Exchange Commission, including but not limited to a draft of the Company's preliminary proxy statement dated February 1, 2001.

          3. Reviewed historical financial results of the Company and AIQ;

          4. Held discussions with members of AIQ's management team including, but not limited to: Kenneth W. Brimmer, chairman and chief executive officer; Pete Rockers, president and chief operating officer; Phil Rickard, vice president of strategic development; D. Brad Olah, founder and executive vice president; Thomas Walsh, vice president of engineering; William Mower, Esquire, director and chief financial officer regarding the business, operations and prospects of AIQ;

          5. Attended product demonstration and held further discussions with AIQ's management team during the course of our site visit to AIQ's offices on November 13 and 14, 2000;

          6. Held discussions with Jennifer Brown who is a vice president of Oxboro Medical International, Inc. (Nasdaq: OMED) Oxboro will serve as a "showcase" for AIQ's innovation technologies and solutions;

          7. Discussed the details of the Agreement with the Company's management and AIQ's management;

          8. Reviewed various other documents including, but not limited to, Letter of Intent dated October 26, 2000; AIQ's Confidential Private Offering Summary dated August 15, 2000 (First and

     Second Supplements dated September 21, 2000 and October 30, 2000, respectively); AIQ's Business Plan dated August, 2000; a presentation titled Active IQ Technologies: Introduces CommerceXConnection; a draft of AIQ's audited financial statements for fiscal years ended December 31, 1998 and 1999; unaudited financial statements dated September 30, 2000; and AIQ's budget through FYE 2003 prepared by AIQ's management;

          9. Performed various financial analyses, as we deemed appropriate, of AIQ using generally accepted analytical methodologies, including (i) an income approach valuation in which AIQ's operating characteristics were forecast and the resulting cash flows were discounted to their present value; (ii) a scenario analysis using Monte Carlo simulation; (iii) a comparison of the Transaction Consideration and implied valuation of AIQ to the market capitalizations of public companies with comparable operating and financial characteristics; and (iv) a transaction analysis based on the pricing of transactions, e.g., acquisitions involving companies with comparable operating and financial characteristics;

          10. A pre and post merger analysis of the outstanding warrants and their affect(s) on the transaction value; and

          11. Performed such other financial studies, analyses, inquiries and investigations, as we deemed appropriate.

     In rendering the Opinion, we assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us by AIQ, or obtained by us from other sources, and on the assurance that AIQ's management was not aware of any information or facts that would make the information provided to us incomplete or misleading. We have not independently verified such information, undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of AIQ, or been furnished with any such appraisals. The prospects of AIQ were determined by considering management comments, industry outlook and the overall economic outlook. In connection with the preparation of this Opinion, we have not been authorized by the Company to solicit, nor have we solicited, third-party indications of interest for the sale of all or any part of the Company or AIQ. We understand the Company investigated alternatives other than merging with AIQ.

     The Opinion is necessarily based on financial, economic, market and other conditions as they exist, and the information made available to us, as of the date hereof. We disclaim any undertakings or obligations to advise any person of any change in any fact or matter affecting the Opinion, which may come or be brought to our attention after the date of the Opinion.

     The Opinion relates solely to the fairness, from a financial point of view, of the Transaction Consideration to the Company and its shareholders. Accordingly, the Opinion does not constitute a recommendation of any kind. We express no opinion not otherwise expressly stated herein.

     This letter is for the information of the board of directors of the Company for its use in evaluating the fairness, from a financial point of view, of the Transaction Consideration to be paid by the Company. This letter may be used in its entirety as part of any proxy statement prepared by the Company relating to the Agreement and the transactions contemplated thereby. It is not to be used for any other purpose or referred to without our express knowledge and prior written consent, which will not be unreasonably withheld.

     Based on and subject to all of the foregoing, we are of the opinion, as valuation consultants and financial advisors, that the Transaction Consideration to be paid by the Company is fair from a financial point of view.

Very truly yours,

BUSINESS VALUATION SERVICES

             /s/ RAY A. SHEELER                                 /s/ DAVID D. RILEY
--------------------------------------------       --------------------------------------------
      Ray A. Sheeler, CPA, DABFA, CPCM                  David D. Riley, CPA, ASA, CVA, CFE
                 Principal                               Director of Litigation Services

February 12, 2001

The Board of Directors
Meteor Industries, Inc. 1401 Blake Street, Suite 200 Denver, Colorado 80202

Members of the Board of Directors:

     We understand that Meteor Industries, Inc. (the "Company") proposes to enter into the attached Stock Purchase Agreement, dated January 30, 2001 (the "Agreement"), pursuant to which the Company will sell all of the issued and outstanding stock of Meteor Enterprises, Inc. and subsidiaries ("MEI") to Capco Energy, Inc. Capco Energy, Inc. is the Company's largest shareholder notwithstanding execution of the Agreement.

     Meteor Industries, Inc. is a holding company that owns subsidiary entities as follows: Meteor Marketing, Inc.; Fleischli Oil Company, Inc.; Graves Oil & Butane Co., Inc.; Innovative Solutions and Technologies, Inc.; Meteor Holdings, L.L.C.; Meteor Properties, L.L.C.; Meteor Office, L.L.C.; Rocky Mountain Propane, L.L.C.; Socorro Pyramid, L.L.C.; Fleischli Fluids Management, L.L.C.; Tri-Valley Gas Co.; Graves Rio Rancho No. 1 Ltd.; El Boracho, Inc.; American L.P.; Bloomfield Pyramid, L.L.C.; Coors Pyramid, L.L.C.; Capco Resources, Inc.; Saba Power Company, Ltd.; Meteor Carroll, L.L.C.; and Meteor Monument, L.L.C. MEI is a subsidiary of the Company and acts as the parent of the above-mentioned subsidiaries. Thus, the Company owns MEI and MEI owns the subsidiaries.

     The Agreement must be approved by the shareholders of the Company and by the shareholders of activeIQ Technologies, Inc.

     You have requested that Business Valuation Services ("BVS") render an opinion (the "Opinion") as to the fairness to the Company's shareholders, from a financial point of view, of the consideration (the "Transaction Consideration") to be received by the Company under the Agreement.

     BVS, in the course of its corporate finance advisory operations, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public and private financing, and valuations for estate, corporate and other purposes. The fee paid to BVS for its work in connection with rendering the Opinion is in no way affected by our findings and conclusion.

     In connection with the Opinion set forth herein, we have among other things:

          1. Reviewed the Agreement dated January 30, 2001;

          2. Reviewed a July 17, 2000 letter of intent from Capco Energy, Inc. regarding the proposed acquisition of the assets of Meteor Industries, Inc.;

          3. Reviewed certain of the Company's filings with the Securities and Exchange Commission;

          4. Reviewed historical financial results of the Company for the fiscal years ended December 31, 1997 through December 31, 1999 and the interim period ended September 30, 2000;

          5. Reviewed historical financial results of MEI for the year ended December 31, 1999 and the interim period ended September 30, 2000;

          6. Held discussions with Edward J. Names, Richard E. Dana and Irwin Kaufman, employees and/or directors of the Company regarding the business, operations and prospects of the Company and more specifically, MEI, including discussions during the course of our site visit to Company headquarters on September 7, 2000;

          7. Held discussions with Edward J. Names regarding the process the Company went through in marketing MEI;

          8. Discussed the details of the Agreement with the Company's management;

          9. Reviewed a Meteor Industries, Inc. confidential memorandum dated June 2000;

          10. Reviewed a Meteor Industries, Inc. confidential memorandum dated September 2000;

          11. Reviewed information regarding the Company's August 1997 acquisition of Fleischli Oil Company;

     12. Reviewed a list of the Company's environmental liabilities;

          13. Reviewed financial data regarding Saba Power Company (Private) Limited (the Company has an investment in this entity);

          14. Reviewed financial projections regarding MEI prepared on or before November 30, 2000 by Capco Energy, Inc.;

          15. Held discussions with Dennis Staal, CFO of Capco Energy, Inc., regarding the Agreement and the operations and prospects of Capco Energy, Inc. and MEI. Mr. Staal was formerly the Company's CFO;

          16. Reviewed a draft of the Company's preliminary proxy statement dated February 1, 2001;

          17. Performed various financial analyses, as we deemed appropriate, of MEI using generally accepted analytical methodologies, including (i) an income approach valuation in which MEI's operating characteristics were forecast and the resulting cash flows were discounted to their present value; (ii) a scenario analysis using Monte Carlo simulation; (iii) a comparison of the Transaction Consideration and implied valuation of MEI to the market capitalizations of public companies with comparable operating and financial characteristics; and (iv) a transaction analysis based on the pricing of transactions, e.g., acquisitions involving companies with comparable operating and financial characteristics;

          18. Reviewed the historical trading prices and volumes of the Company's common stock;

          19. Reviewed various industry and petroleum pricing data; and

          20. Performed such other financial studies, analyses, inquiries and investigations, as we deemed appropriate.

     In rendering the Opinion, we assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company, or obtained by us from other sources, and on the assurance that the Company's management was not aware of any information or facts that would make the information provided to us incomplete or misleading. We have not independently verified such information, undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company or MEI, or been furnished with any such appraisals. MEI's future prospects were determined by considering management comments, industry outlook and the overall economic outlook.

     In connection with the preparation of this Opinion, we have not been authorized by the Company to solicit, nor have we solicited, third-party indications of interest for the sale of all or any part of the Company or MEI. We understand the Company made contact with potential purchasers and investments bankers, but no firm offers other than the Capco Energy, Inc. offer were obtained.

     The Opinion is necessarily based on financial, economic, market and other conditions as they exist, and the information made available to us, as of the date hereof. We disclaim any undertakings or obligations to advise any person of any change in any fact or matter affecting the Opinion, which may come or be brought to our attention after the date of the Opinion.

     The Opinion relates solely to the fairness, from a financial point of view, of the Transaction Consideration to the Company and its shareholders. Accordingly, the Opinion does not constitute a recommendation of any kind. We express no opinion not otherwise expressly stated herein.

     This letter is for the information of the board of directors of the Company for its use in evaluating the fairness, from a financial point of view, of the Transaction Consideration to the Company and its shareholders. This letter may be used in its entirety as part of any proxy statement prepared by the Company relating to the Agreement and the transactions contemplated thereby. It is not to be used for any other purpose or referred to without our express knowledge and prior written consent, which will not be unreasonably withheld.

     Based on and subject to all of the foregoing, we are of the opinion, as valuation consultants and financial advisors, that the Transaction Consideration is fair, from a financial point of view, to the Company and its shareholders.

Very truly yours,

BUSINESS VALUATION SERVICES

             /s/ RAY A. SHEELER                                /s/ Z. ERIC STEPHENS
--------------------------------------------       --------------------------------------------
      Ray A. Sheeler, CPA, DABFA, CPCM                        Z. Eric Stephens, CFA
                 Principal                                Director of Technical Services

                                                                      APPENDIX D

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (the "Plan") is adopted as of
            , 2001, by and between Active IQ Technologies, Inc., a Minnesota corporation ("AIQ"), and Meteor Industries, Inc., a Minnesota corporation ("METEOR").

     WHEREAS, AIQ is a corporation duly organized and existing under the laws of the State of Minnesota;

     WHEREAS, METEOR is a corporation duly organized and existing under the laws of the State of Colorado;

     WHEREAS, on the date hereof, AIQ has authority to issue 100,000,000 shares of undesignated capital stock, of which 1,000 shares of Common Stock, par value $.01 per share (the "Minnesota Common Stock") are issued and outstanding and are owned by METEOR;

     WHEREAS, on the date hereof, AIQ also has authority to issue 365,000 shares of Series B Convertible Preferred Stock, par value $1.00 per share (the "Minnesota Preferred Stock"), none of which has been issued or is outstanding;

     WHEREAS, on the date hereof, METEOR has authority to issue 10,000,000 shares of Common Stock, par value $.001 per share (the "Colorado Common Stock"),
of which                shares are issued and outstanding;

     WHEREAS, on the date hereof, METEOR has authority to issue 365,000 shares of Series B Convertible Preferred Stock, par value $1.00 per share (the "Colorado Preferred Stock"), of which 365,000 shares are issued and outstanding;

     WHEREAS, the respective boards of directors of AIQ and METEOR have determined that, for the purpose of effecting the reincorporation of METEOR in the State of Minnesota, it is advisable and in the best interests of such corporations and their respective shareholders that METEOR merge with and into AIQ upon the terms and conditions herein provided; and

     WHEREAS, the respective boards of directors of AIQ and METEOR have unanimously approved this Plan and have directed that this Plan be submitted to a vote of their respective shareholders.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, METEOR and AIQ hereby agree to merge as follows:

     1. Merger. Subject to the terms and conditions hereinafter set forth, METEOR shall be merged with and into AIQ, which shall be the surviving corporation in the merger (the "Merger"). The Merger shall be effective on the date and at the time properly executed articles of merger consistent with the terms of this Merger Agreement and Section 302A.615 of the Minnesota Business Corporations Act (the "MBCA") is filed with the Secretary of State of the State of Minnesota and a certificate of merger is also filed with the Secretary of the
State of Colorado as required by Section                of the Colorado Business
Corporations Act (the "Effective Time").

     2. Principal Office of AIQ. The principal office of AIQ is 601 Carlson Parkway, Suite 1500, Minnetonka, Minnesota 55305.

     3. Corporate Documents. The Articles of Incorporation AIQ, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of AIQ as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of AIQ, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of AIQ as the Surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

     4. Directors and Officers. The directors and officers of METEOR at the Effective Time shall be and become directors and officers, holding the same titles and positions, of AIQ at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of AIQ.

     5. Succession. At the Effective Time, AIQ shall succeed to METEOR in the manner of and as more fully set forth in Section 302A.641, Subdivisions 2 and 3 of the MBCA.

     6. Further Assurances. From time to time, as and when required by AIQ or by its successors and assigns, there shall be executed and delivered on behalf of METEOR such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in METEOR the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of METEOR, and otherwise to carry out the purposes and intent of this Merger Agreement, and the officers and directors of AIQ are fully authorized in the name and on behalf of METEOR or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

     7. Common Stock of METEOR. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Colorado Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Minnesota Common Stock.

     8. Preferred Stock of METEOR. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Colorado Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Minnesota Preferred Stock.

     9. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Colorado Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Minnesota Common Stock into which the shares of the Colorado Common Stock represented by such certificates have been converted as herein provided. All of the outstanding certificates which prior to the Effective Time represented shares of Colorado Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Minnesota Preferred Stock into which the shares of Colorado Preferred Stock have been converted as herein provided. The registered owner on the books and records of METEOR or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to AIQ or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Minnesota Common Stock or Minnesota Preferred Stock evidenced by such outstanding certificate as above provided.

     10. Options. Each option to purchase shares of Colorado Common Stock granted under METEOR's 1994 Stock Option Plan of METEOR (the "Option Plan") or its 1998 Incentive Equity Plan (the "Equity Plan"), which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase the same number of shares of Minnesota Common Stock at the same option price per share, and upon the same terms and subject to the same conditions as set forth in the Plan, as in effect immediately prior to the Effective Time. The same number of shares of Minnesota Common Stock shall be reserved for purposes of the Plan as is equal to the number of shares of Colorado Common Stock so reserved as of the Effective Time. As of the Effective Time, AIQ hereby assumes both the Option Plan and the Equity Plan and all obligations of METEOR under such plans, including all outstanding options, stock appreciation rights and other awards or portions thereof granted pursuant to such plans.

     11. Warrants of METEOR. Each warrant to purchase shares of Colorado Common Stock that are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase the same number of shares of Minnesota Common Stock at the same exercise price per share, and upon the same terms and subject to the same conditions as set forth in each such warrant. The same number of shares of Minnesota Common Stock shall be reserved for issuance as is equal to the total number of shares of Colorado Common Stock issuable upon exercise of all of the warrants to purchase Colorado Common Stock outstanding at the Effective Time. At the Effective Time, AIQ assumes all of the obligations of METEOR under all such outstanding warrants to purchase Colorado Common Stock.

     12. Common Stock of AIQ. At the Effective Time, the previously outstanding 1,000 shares of Common Stock of AIQ registered in the name of METEOR and which shall, by reason of the Merger, be reacquired by AIQ, shall be retired and shall resume the status of authorized and unissued shares of Common Stock of AIQ, and no shares of Minnesota Common Stock or other securities of AIQ shall be issued in respect thereof.

     13. Amendment. At any time before or after approval by the shareholders of METEOR, this Plan may be amended in any manner (except that Sections 7 and 8 and any of the other principal terms may not be amended without the approval of the shareholders of METEOR) as may be determined in the judgment of the respective Boards of Directors of AIQ and METEOR to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

     14. Abandonment. This Merger Agreement and the Merger contemplated hereby are subject to approval by the holders of a majority of the outstanding shares of Colorado Common Stock and Colorado Preferred Stock; this Agreement shall be terminated and the Merger shall be abandoned unless they shall have so approved on or before April 16, 2001. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either METEOR or AIQ or both, notwithstanding approval of this Merger Agreement by the sole shareholder of AIQ or the shareholders of METEOR, or both.

     15. Rights and Duties of AIQ. At the Effective Time and for all purposes the separate existence of METEOR shall cease and shall be merged with and into AIQ which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of METEOR; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to METEOR shall continue and be taken and deemed to be transferred to and vested in AIQ without further act or deed; and the title to any real estate, or any interest therein, vested in METEOR shall not revert or be in any way impaired by reason of such Merger; and AIQ shall thenceforth be responsible and liable for all the liabilities and obligations of METEOR; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against METEOR may be prosecuted as if the Merger had not taken place, or AIQ may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of METEOR shall be impaired by the Merger. If at any time AIQ shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of METEOR in AIQ according to the terms hereof, the officers and directors of AIQ are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in AIQ, and otherwise to carry out the purposes of this Merger Agreement.

     16. Consent to Service of Process. AIQ hereby irrevocably appoints the Secretary of the State of Colorado and the successors of such officer its attorney in the State of Colorado upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against AIQ any obligation of METEOR or to enforce the rights of a dissenting shareholder of METEOR.

     IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors of METEOR and AIQ, has been executed on behalf of each of said two corporations by their respective duly authorized officers.


METEOR INDUSTRIES, INC.,                           ACTIVE IQ TECHNOLOGIES, INC.,
a Colorado corporation                             a Minnesota corporation
By:                                                By:
    ----------------------------------------       ----------------------------------------
    Edward J. Names                                    Edward J. Names
    President and CEO                                  Chief Executive Officer

                                                                      APPENDIX E

                           ARTICLES OF INCORPORATION
                                         OF
                               AIQ ACQUISITION CORP.

     The undersigned hereby creates a corporation under Chapter 302A of the Minnesota Statutes and adopts the following Articles of Incorporation:

                                   ARTICLE 1

                                      NAME

     The name of the Corporation is AIQ Acquisition Corp.

                                   ARTICLE 2

                               REGISTERED OFFICE

     The address of the registered office of the Corporation is 90 South Seventh Street, Suite 3300, Minneapolis, Minnesota 55402.

                                   ARTICLE 3

                                    CAPITAL

     A. The Corporation is authorized to issue forty million (40,000,000) shares of capital stock, having a par value of one cent ($.01) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota.

     B. In addition to any and all powers conferred upon the Board of Directors by the laws of the State of Minnesota, the Board of Directors shall have the authority to establish by resolution more than one class or series of shares, either preferred or common, and to fix the relative rights, restrictions and preferences of any such different classes or series, and the authority to issue shares of a class or series to another class or series to effectuate share dividends, splits or conversion of the Corporation's outstanding shares.

     C. The Board of Directors shall also have the authority to issue rights to convert any of the Corporation's securities into shares of stock of any class or classes, the authority to issue options to purchase or subscribe for shares of stock of any class or classes, and the authority to issue share purchase or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof, including the price or prices at which such shares may be subscribed for or purchased. Such options, warrants and rights, may be transferable or nontransferable and separable or inseparable from other securities of the Corporation. The Board of Directors is authorized to fix the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or bases and the option price or prices at which shares may be subscribed for or purchased.

     D. Three Hundred Sixty-Five Thousand (365,000) shares of the Corporation's capital stock are hereby designated as "Series B Convertible Preferred Stock," par value $1.00 per share. The powers, designations, preferences and relative, participating, optional or other special rights of the shares of this series of Convertible

Preferred Stock and the qualifications, limitations and restrictions of such preferences and rights shall be as follows:

          1. Dividends. No dividends shall be paid on any shares of Series B Convertible Preferred Stock.

          2. Liquidation Preference.

             (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holder of each share of Series B Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stock holders, before any payment or distribution shall be made on the Common Stock or any other series of Preferred Stock, as the case may be, an amount per share equal to $2.00. If the assets and funds to be distributed among the holders of Series B Convertible Preferred Stock shall be insufficient to permit the payment of the full aforesaid preferential amount to such holders, then the entire assets and funds of the corporation legally available for the distribution shall be distributed among the holders of the Series B Convertible Preferred Stock. After payment has been made to the holders of the Series B Convertible Preferred Stock, the remaining assets of the Corporation available for distribution to the holders of the Common Stock shall be distributed, among the holders of the Series B Convertible Preferred Stock and Common Stock pro rata based on the number of Shares of Common Stock held by each at the time of such liquidation (assuming conversion of all such Series B Convertible Preferred Stock).

             (b) For purposes of this subparagraph 2, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale or any other corporate reorganization, in which shareholders of the Corporation receive distributions as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the Corporation, unless the stockholders of the Corporation hold more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization in which event such consolidation, merger, sale of assets or reorganization shall not be treated as a liquidation, dissolution or winding up.

          3. Conversion. The Series B Convertible Preferred Stock may be converted into shares of the Corporation's Common Stock on the following terms and conditions (the "Conversion Rights"):

             (a) Option to Convert. Holders of the Series B Convertible Preferred Stock shall have the right to convert all or a portion of their shares into units, each unit consisting of one share of Common Stock and one warrant to purchase Common Stock at any time or from time to time upon notice to the Corporation on the terms and conditions set forth herein prior to the date fixed for redemption of such shares.

             (b) Conversion Ratio. Each share of Series B Convertible Preferred Stock may be converted into one (1) unit, each unit consisting of one
        (1) fully paid and nonassessable share of Common Stock and one (1) warrant to purchase one share of Common Stock (subject to adjustment pursuant to subparagraph 3(d) below). In the event that upon conversion of shares of Series B Convertible Preferred Stock a holder shall be entitled to a fraction of a unit, no fractional unit shall be issued and in lieu thereof the Corporation shall pay to such holder cash equal to the fair value of such fraction of a unit.

             (c) Mechanics of Conversion. Upon the election of a holder of the Series B Convertible Preferred Stock to convert shares of such Preferred Stock, the holder of the shares of Series B Convertible Preferred Stock which are converted shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or any authorized transfer agent for such stock and warrants together with a written statement that such holder elects to convert its preferred stock to common stock and warrants. The Corporation or its transfer agent shall promptly issue and deliver at such office to such holder of Series B Convertible Preferred Stock a certificate or certificate for the number of shares of Common Stock to which such holder is thereby entitled and a warrant certificate for the same number of warrants. The effective date of such conversion shall be a date not later than 30 days after the date upon which the holder provides written notice of his election to convert to the Corporation or transfer agent.

             (d) Adjustment of Conversion Rate and Terms of Warrants. If the Corporation shall at any time, or from time to time, effect a change in the number of outstanding shares of Common Stock in the form of a stock split or reverse stock split and not effect a corresponding change of the Series B Convertible Preferred Stock, or if the Corporation at any time or from time to time after the effective date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of units issuable upon conversion of the Series B Convertible Preferred Stock shall be proportionately increased or decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date. Also in such event, the terms of the warrants issued or issuable as part of the units shall be proportionately adjusted as to the number of shares to be issued upon the exercise of such warrants and as to the exercise price of such warrants.

             (e) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this paragraph 3 and in the taking of all such actions as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

             (f) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Convertible Preferred Stock and the exercise of the warrants issuable upon the conversion of units, such number of its shares of Common Stock as shall time to time be sufficient to effect the conversion of all outstanding shares of Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of Series B Convertible Preferred Stock, the Corporation will take such corporate action as is necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

             (g) Warrants Issuable Upon Conversion. The warrants to be issued as part of the units upon conversion of the Series B Convertible Preferred Stock shall be in a form determined by the Board of Directors and be exercisable until May 15, 2005, at an exercise price of $2.50 per share (subject to adjustment pursuant to Section 3(d) above).

          4. Status of Converted or Reacquired Stock. In case any shares of Series B Convertible Preferred Stock shall be converted pursuant to paragraph 3 hereof, the shares so converted shall cease to be a part of the authorized capital stock of the Corporation.

          5. Voting Rights. Each share of Series B Convertible Preferred Stock entitles the holder to one (1) vote and with respect to each such vote, a holder of shares of Series B Convertible Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of a holder of shares of Common Stock, share for share, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote with holders of Common Stock together as a single class.

          6. Redemption Provisions. Shares of the Series B Convertible Preferred Stock are not redeemable.

          7. Preferences Generally. The Corporation shall not authorize or issue any securities having any rights or preferences senior or preferential to or pari passu with those of the Series B Convertible Preferred Stock without the vote of the holders of a majority of the Series B Convertible Preferred Stock, voting separately as a class, in addition to any other vote required by law.

          8. Notices. Any notice required to be given to holders of shares of Series B Convertible Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the corporation, or upon personal delivery of the aforementioned address.

                                   ARTICLE 4

                               SHAREHOLDER RIGHTS

     A. No shareholder of the Corporation shall have any preemptive rights.

     B. No shareholder of the Corporation shall have any cumulative voting rights.

                                   ARTICLE 5

                                  INCORPORATOR

     The name and address of the incorporator, who is a natural person of full age, is:

                                WILLIAM M. MOWER
                        90 SOUTH 7TH STREET, SUITE 3300
                             MINNEAPOLIS, MN 55402

                                   ARTICLE 6

                WRITTEN ACTION BY LESS THAN ALL OF THE DIRECTORS

     Any action required or permitted to be taken at a Board meeting, other than an action requiring shareholder approval, may be taken by written action of the Board of Directors if signed by the number of directors that would be required to take the same action at a meeting at which all directors were present.

                                   ARTICLE 7

                         LIMITED LIABILITY OF DIRECTORS

     To the fullest extent permitted by law, a director shall have no personal liability to the Corporation or its shareholders for breach of fiduciary duty as a director. Any amendment to or repeal of this Article 7 shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                   ARTICLE 8

              BUSINESS COMBINATIONS AND CONTROL SHARE ACQUISITIONS

     Pursuant to Sections 302A.671, Subd. 1(a) and 302A.673, Subd. 3 (b)(1) of the Minnesota Business Corporation Act, the Corporation elects not to be subject to the provisions of Sections 302A.671 and 302A.673 of the Act.

     IN WITNESS WHEREOF, I have signed my name this 31st day of January, 2001.

                                                  /s/ William M. Mower
                                            ------------------------------------
                                            William M. Mower, Incorporator

                                                                      APPENDIX F

                       COLORADO BUSINESS CORPORATIONS ACT
                              TITLE 7, ARTICLE 113
                               DISSENTERS' RIGHTS

7-113-101.  DEFINITIONS.

     For purposes of this article:

          (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

          (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

          (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

          (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

          (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

          (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

          (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

Source: L. 93: Entire article added, p. 813, sec. 1, effective July 1, 1994.

7-113-102.  RIGHT TO DISSENT.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

             (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

             (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

          (c) Cash in lieu of fractional shares; or

          (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2) (Deleted by amendment, L. 96, p. 1321, sec. 30, effective June 1,
1996.)

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Source: L. 93: Entire article added, p. 814, sec. 1, effective July 1, 1994. L. 96: Entire section amended, p. 1321, sec. 30, effective June 1.

7-113-103.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

Source: L. 93: Entire article added, p. 815, sec. 1, effective July 1, 1994.

7-113-201.  NOTICE OF DISSENTERS' RIGHTS.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

Source: L. 93: Entire article added, p. 816, sec. 1, effective July 1, 1994. L. 96: Entire section amended, p. 1323, sec. 31, effective June 1.

7-113-202.  NOTICE OF INTENT TO DEMAND PAYMENT.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

Source: L. 93: Entire article added, p. 816, sec. 1, effective July 1, 1994. L. 96: IP(1) and (2) amended, p. 1323, sec. 32, effective June 1.

7-113-203.  DISSENTERS' NOTICE.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

          (g) Be accompanied by a copy of this article.

Source: L. 93: Entire article added, p. 817, sec. 1, effective July 1, 1994.

7-113-204.  PROCEDURE TO DEMAND PAYMENT.

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

          (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

Source: L. 93: Entire article added, p. 817, sec. 1, effective July 1, 1994.

7-113-205.  UNCERTIFICATED SHARES.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

Source: L. 93: Entire article added, p. 818, sec. 1, effective July 1, 1994.

7-113-206.  PAYMENT.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b) A statement of the corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e) A copy of this article.

Source: L. 93: Entire article added, p. 818, sec. 1, effective July 1, 1994.

7-113-207.  FAILURE TO TAKE ACTION.

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

Source: L. 93: Entire article added, p. 819, sec. 1, effective July 1, 1994.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

Source: L. 93: Entire article added, p. 819, sec. 1, effective July 1, 1994.

7-113-209.  PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Source: L. 93: Entire article added, p. 820, sec. 1, effective July 1, 1994.

7-113-301.  COURT ACTION.

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

Source: L. 93: Entire article added, p. 820, sec. 1, effective July 1, 1994. L. 96: (2) amended, p. 1324, sec. 33, effective June 1.

7-113-302.  COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

          (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

Source: L. 93: Entire article added, p. 821, sec. 1, effective July 1, 1994.

                            METEOR INDUSTRIES, INC.

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- MARCH 27, 2001

     The undersigned, a shareholder of the Company, hereby appoints Edward J. Names and Richard Kisser, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Special Meeting of the Shareholders of the Company to be held at the Company's offices, 1401 Blake Street, Denver, Colorado 80202, on March 27, 2001, at 10:00 a.m. (Denver time), and any adjournments or postponements thereof, upon matter set forth below, with all the powers which the undersigned would possess if personally present:

   1. Approve the sale of substantially all of the assets of the Company pursuant to the terms of that certain Stock Purchase Agreement dated January 30, 2001, by and between the Company and Capco Energy, Inc.

         FOR  [ ]            AGAINST  [ ]           ABSTAIN  [ ]

   2. Approve and adopt a proposal to reincorporate the Company under the laws of the state of Minnesota by merging the Company with and into AIQ Acquisition, Inc., a newly formed and wholly owned subsidiary of the Company organized under Minnesota law.

         FOR  [ ]            AGAINST  [ ]           ABSTAIN  [ ]

   3. Approve and adopt that certain Agreement and Plan of Merger dated January 11, 2001, by and among ActiveIQ Technologies, Inc., a Minnesota corporation, the Company and MI Merger, Inc., a Minnesota corporation and a wholly owned subsidiary of the Company.

         FOR  [ ]            AGAINST  [ ]           ABSTAIN  [ ]

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

        (Continued, and to be COMPLETED AND SIGNED, on the reverse side)

                          (Continued from other side)

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE SPECIAL MEETING ON TUESDAY, MARCH 27, 2001.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE PROPOSALS. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Special Meeting.

        Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Meteor Industries, Inc., 1401 Blake Street, Suite 200, Denver, CO 80202.

                                                 Dated   , 2001

                                                 ---------------------------

                                                 ---------------------------

                                                 ---------------------------
                                                 (SHAREHOLDER MUST SIGN
                                                 EXACTLY AS THE NAME APPEARS
                                                 AT LEFT. WHEN SIGNED AS A
                                                 CORPORATE OFFICER,
                                                 EXECUTOR, ADMINISTRATOR,
                                                 TRUSTEE, GUARDIAN, ETC.,
                                                 PLEASE GIVE FULL TITLE AS
                                                 SUCH. BOTH JOINT TENANTS
                                                 MUST SIGN.)